UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06241

Loomis Sayles Funds II

(Exact name of Registrant as specified in charter)

399 Boylston Street, Boston, Massachusetts 02116

(Address of principal executive offices) (Zip code)

Russell L. Kane, Esq.

NGAM Distribution, L.P.

399 Boylston Street

Boston, Massachusetts 02116

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 449-2822

Date of fiscal year end: September 30

Date of reporting period: September 30, 2016

Item 1. Reports to Stockholders.

The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

ANNUAL REPORT

September 30, 2016

Loomis Sayles Global Equity and Income Fund

Loomis Sayles Growth Fund

Loomis Sayles Value Fund

Portfolio Review  page 1

Portfolio of Investments  page 23

Financial Statements  page  51

Notes to Financial Statements  page 68

LOOMIS SAYLES GLOBAL EQUITY AND INCOME FUND

Managers	Symbols
Daniel J. Fuss, CFA®, CIC	Class A LGMAX
Eileen N. Riley, CFA®	Class C LGMCX
David W. Rolley, CFA®	Class Y LSWWX
Lee M. Rosenbaum
Loomis, Sayles & Company, L.P.

Investment Goal

The Fund seeks high total investment return through a combination of capital appreciation and current income.

Market Conditions

Global markets were turbulent at times, producing varied results during the reporting period. Investors grappled with mixed global economic data, questions about future monetary policy, fluctuating oil prices and the ramifications of the U.K.’s vote to leave the European Union (EU) in June. As a result, the year was characterized by periods of calm punctuated by sharp market selloffs. After raising interest rates in December 2015, the Federal Reserve (the Fed) subsequently adopted a more dovish tone in early 2016, given the increasingly mixed global economic outlook. The Fed maintained its cautious stance through the rest of the period, while other major central banks remained highly accommodative. Ultimately, equity and fixed-income markets produced strong returns over the reporting period.

Equity market returns varied by region. U.S. equities performed well as the modest U.S. economic recovery continued. In contrast, U.K. equities were weaker, partly due to currency moves, as the British pound fell sharply versus the U.S. dollar following the June Brexit vote.

The bouts of volatility triggered flights to quality that supported global fixed-income markets, particularly during the first quarter of 2016, when global bonds rallied. Highly accommodative central bank policy supported bond prices, despite forcing many government — and even some corporate — bond yields into negative territory.

Performance Results

For the 12 months ended September 30, 2016, Class A shares of Loomis Sayles Global Equity and Income Fund returned 9.64%. The fund underperformed its primary benchmark, the Morgan Stanley Capital International (MSCI) World Index, which returned 12.02%. The fund underperformed its secondary benchmark, the Citigroup World Government Bond Index, which returned 9.71%. Effective September 30, 2016, the fund’s primary benchmark changed from the MSCI World Index to the MSCI All Country World Index and the fund’s secondary benchmark changed from the Citigroup World Government Bond Index to a blended benchmark of 60% MSCI All Country World Index / 40% Bloomberg Barclays Global Aggregate Bond Index.

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Explanation of Fund Performance

The fund’s target allocations between equity and fixed-income shifted in favor of equity, as we found more opportunities in the equity market.

Within the fund’s equity component, the healthcare sector was the most significant drag on absolute and relative performance, largely due to the pharmaceuticals industry. In particular, Valeant Pharmaceuticals, a Canada-based drug company, weighed on results. The company’s stock struggled on concerns about Valeant’s accounting practices and its relationship with a small specialty online pharmacy (Philidor). In addition, the company faced a potential congressional subpoena regarding aggressive drug price increases. Valeant’s higher leverage, largely due to its mergers and acquisitions (M&A) strategy, led to increased risks for the company’s cash flow, which intensified investor concerns. We sold the position in October 2015. Another drug company — Alexion Pharmaceuticals — also detracted from performance. The company experienced delays in Latin American product revenues due to currency issues and the negative effects of continued low oil prices on the region. Alexion also suffered in sympathy with the broad biotechnology sector, which sold off aggressively in the first quarter of 2016. Alexion’s stock stumbled further after the Brexit vote due to investor concerns about currency fluctuation, given the large amount of company revenue based in the U.K. We eliminated the position in June 2016. Elsewhere in the pharmaceuticals industry, Allergan suffered in sympathy with Valeant, given its similar M&A strategy. However, unlike Valeant, the company had no questionable ties with specialty pharmaceutical companies or egregious price increases. We continue to own Allergan due to the company’s current valuation, solid cash position (after the sale of their generics business to Teva) and strong discipline in delivering cash to shareholders.

U.S. dollar appreciation relative to foreign currencies challenged some of the fund’s non-U.S.-dollar-denominated holdings during the period. During the period the amount of income available to be distributed by the fund was reduced to reflect the realization of currency losses from certain bond sales and maturities. Within the fund’s fixed-income component, an allocation to the Mexican peso weighed on return. Fiscal and trade balance concerns persisted in Mexico, and asset class hedging and investor flows were not favorable. Holdings in the British pound also detracted from performance. The currency ended the period weaker due to concerns about Brexit-related negotiations and economic uncertainty.

On a positive note, the information technology, consumer discretionary and industrial sectors were the largest contributors to the equity component’s absolute and relative performance. Stock selection was the primary driver of outperformance in all three sectors.

In terms of individual contributors, a position in Alibaba aided performance. The China-based e-commerce company outperformed due to accelerating revenue growth fueled by improved monetization (particularly in mobile), better-than-expected margins and positive cash flow generation. The company used its cash flow for thoughtful M&A and modest share buybacks. Additionally, Alibaba provided visibility on a variety of key businesses, and our confidence in the stock remains high. TransDigm, an aerospace components manufacturer, was another main contributor during the period. TransDigm delivered strong results in the last four quarters, with the commercial aftermarket business driving

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LOOMIS SAYLES GLOBAL EQUITY AND INCOME FUND

top-line growth and improved margin performance. In addition to delivering strong organic results, management allocated $1.5 billion of capital to acquisitions, which we believe will drive margin and free cash flow growth. We continue to have a favorable view of the business and its prospects. A position in Facebook was also a top contributor, outperforming due to improved revenue, margins, cash flow and a lower tax rate. The social media company is quickly attacking the total addressable market and ramping up key properties where its penetration has only begun. We believe management has thoughtfully strengthened the platform year after year.

Within the fixed-income segment, security selection among lower-rated investment grade and high-yield issuers, including hard currency emerging markets, contributed to performance. These issues outperformed their higher-rated counterparts, largely due to investor demand for higher-yielding assets in a low-yield environment. In particular, energy and basic industry holdings added notable value, aided by improved commodity prices. Selections among communications and consumer (cyclical and non-cyclical) issuers also performed well. In addition, the U.S. yield curve flattened throughout the period, further supporting the portfolio’s longer duration (greater price sensitivity to interest rate changes) and higher-yielding names. Elsewhere, our global bank holdings were positive, despite pressure in the banking sector from low interest rates and Brexit-related uncertainty.

Outlook

We expect the euro zone, England, and Japan to continue expansionary monetary policies to spur growth, though the benefits may be waning. Fiscal policy responses may be the next step. The U.S. economy remains on sure footing. We believe the Fed will raise rates in December 2016, but the market is divided on the issue. The Fed is likely to take a moderate approach to rate hikes heading into 2017 as growth and inflation forecasts remain benign.

Since early 2015, ordinary income distributions for certain Loomis Sayles-managed fixed-income funds have been reduced, primarily due to the impact of foreign currency losses. Fund officers have analyzed the fund’s current portfolio of investments, schedule of maturities and the corresponding amounts of unrealized currency losses that may become realized in the fiscal year ending on September 30, 2017. Based on this analysis, fund officers believe that realized currency losses may have a less significant impact on this fund’s distributions in the 2017 fiscal year. As a result, the distribution amount may improve going forward. This analysis is based on certain assumptions, including but not limited to the level of foreign currency exchange rates, security prices, interest rates and the net asset level of the fund. Changes to these assumptions could impact the analysis and the amounts of future fund distributions.

The U.S. presidential election in November can add to global uncertainty and may be a catalyst for volatility heading into year-end. Europe is also facing challenges, with the migrant crisis fraying EU cohesion and the risk of political instability and EU referendum contagion spreading across the euro zone. The upcoming Italy reform referendum could lead to risk aversion and broad selloffs in peripheral government debt and bank corporate bonds. Elsewhere, OPEC has indicated it may cut oil production at its November meeting, which

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may cause oil prices to appreciate modestly. However, we believe there is a ceiling to oil price appreciation, because rising prices may attract additional production to the market. Ultimately, we believe prices will remain fairly range bound at about $45 to $50 a barrel into 2017.

Hypothetical Growth of $10,000 Investment in Class A Shares5

September 30, 2006 through September 30, 2016

See notes to chart on page 5.

Top Ten Holdings as of September 30, 2016

	Security Name	% of Net Assets
1	Alibaba Group Holding Ltd., Sponsored ADR	3.15%
2	TransDigm Group, Inc.	3.06%
3	Facebook, Inc., Class A	2.79%
4	AutoZone, Inc.	2.45%
5	Allergan PLC	2.37%
6	AIA Group Ltd.	2.36%
7	Anheuser-Busch InBev SA/NV	2.18%
8	Nestle S.A., (Registered)	2.17%
9	Alphabet, Inc., Class A	2.10%
10	Sherwin-Williams Co. (The)	2.02%

The portfolio is actively managed and holdings are subject to change. There is no guarantee the Fund continues to invest in the securities referenced. The holdings listed exclude any temporary cash investments.

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LOOMIS SAYLES GLOBAL EQUITY AND INCOME FUND

Average Annual Total Returns — September 30, 20165

				Expense Ratio[6]
	1 Year	5 Years	10 Years	Gross	Net

Class A (Inception 2/1/06)
NAV	9.64%	9.89%	7.77%	1.18%	1.18%
With 5.75% Maximum Sales Charge	3.31	8.60	7.14

Class C (Inception 2/1/06)
NAV	8.88	9.08	6.96	1.93	1.93
With CDSC[1]	7.88	9.08	6.96

Class Y (Inception 5/1/96)
NAV	9.97	10.16	8.04	0.93	0.93

Comparative Performance
MSCI ACWI (Net)[2]	11.96	10.63	4.34
Blended Index[3]	10.92	7.15	4.62
MSCI World Index[4]	12.02	12.27	5.06

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit ngam.natixis.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	Performance for Class C shares assumes a 1% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

2	The MSCI All Country World Index (Net) represents the performance of 46 markets in both the developed and emerging markets in Africa, Europe, North America and South America. Effective September 30, 2016, the MSCI ACWI (Net) replaced the MSCI World Index as the Fund’s primary benchmark because the Fund believes the MSCI ACWI (Net), an index which is designed to measure the equity market performance of both developed and emerging markets, is more representative of the Fund’s investment strategy and geographical exposure.

3	The Blended Index is an unmanaged, blended index composed of the following weights: 60% MSCI All Country World Index (Net) and 40% Bloomberg Barclays Global Aggregate Bond Index.

4	MSCI World Index is an unmanaged index that is designed to measure the equity market performance of developed markets.

5	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

6	As of the most recent prospectus, the investment advisor has contractually agreed to waive fees and/or reimburse expenses (with certain exceptions) once the expense cap of the Fund has been exceeded. This arrangement is set to expire on 1/31/17. When an expense cap has not been exceeded, the Fund may have similar expense ratios.

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LOOMIS SAYLES GROWTH FUND

Manager	Symbols
Aziz V. Hamzaogullari, CFA®	Class A LGRRX
Loomis, Sayles & Company, L.P.	Class C LGRCX
Class N LGRNX
Class Y LSGRX

Investment Goal

The Fund seeks long-term growth of capital.

Market Conditions

Despite several bouts of heightened volatility, U.S. stocks continued to rally, posting solid double-digit gains for the 12-month period. Non-U.S. stocks also advanced sharply, driven by strong gains in the emerging markets. Early in the period, anticipation surrounding the Federal Reserve’s (the Fed’s) strategy for monetary policy normalization — combined with sluggish U.S. economic growth, slowing growth in China, and plunging oil prices — triggered strong month-to-month volatility. The Fed finally lifted short-term rates in December and indicated more tightening would come in 2016. Stocks generally declined until mid-February, when a turnaround in the oil markets, combined with signs that China’s economy was stabilizing, helped restore investor optimism and drive stock prices higher. Strong volatility resurfaced again in June, when U.K. citizens voted to exit the European Union (E.U.). This event sparked a brief selloff among stocks and other riskier assets. But cooler heads ultimately prevailed and a recovery rally ensued. Central banks in Europe, the U.K. and Japan pledged additional support, while the Fed continued to hold rates steady. Better-than-expected corporate earnings reports and modestly improving economic data also encouraged investors, and stocks generally remained on an upward course through September 30.

Performance Results

For the 12 months ended September 30, 2016, Class A shares of Loomis Sayles Growth Fund returned 21.32%. The fund outperformed its benchmark, the Russell 1000® Growth Index, which returned 13.76%.

Explanation of Fund Performance

The Fund’s positions in Amazon, Alibaba, and Facebook contributed to performance. Stock selection in the information technology, consumer discretionary and energy sectors, along with our overweight position in information technology and underweight in consumer discretionary, contributed to relative performance. Among individual holdings, global e-commerce company Amazon was a main contributor. During the period, the company reported strong growth in revenue that exceeded consensus expectations and strong gross merchandise volume (GMV) globally. Amazon Web Services (AWS) also posted impressive revenue growth that was significantly higher than our estimate for overall spending by businesses on enterprise information technology (IT). With its sales mix

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LOOMIS SAYLES GROWTH FUND

shifting increasingly to third-party e-commerce sales, AWS, advertising revenue and higher-margin product categories, Amazon reported solid margins and significant free cash flow growth even while the company continued making strategic investments. We believe Amazon is one of the best-positioned companies in e-commerce and enterprise IT — each addressing large, underpenetrated markets where secular growth is still in its early stages.

In addition, China-based e-commerce company Alibaba was a top contributor. The company reported fundamentally strong results during the period, with revenue growth consistently exceeding consensus expectations and GMV increased at a higher rate than the overall growth rate in China’s retail commerce. Growth drivers included better monetization and increasing consumer engagement. The higher monetized mobile platform now accounts for 75% of the company’s total GMV, up from 55% just one year ago. At the end of the period, the company reported 434 million monthly active users, with 427 million active monthly mobile users that represented a 39% increase compared with last year. China’s structural shift to e-commerce is the secular growth driver for Alibaba. Its competitive advantages include its strong brand, the powerful network and ecosystem of its interconnected sites, and economies of scale. We believe the current market price embeds expectations for key revenue and cash flow growth drivers that are well below our long-term assumptions.

Social media company Facebook reported robust revenue growth throughout the period and continued to take market share. The company’s growth rate was more than three times that of its online competitors and significantly higher than traditional advertisers. Mobile advertising grew to 84% of Facebook’s advertising revenue during the period and was up from 76% a year ago. Facebook’s user base grew 15% year over year to 1.7 billion users, with 87% residing outside North America. Free cash flow remained robust during the period. The global secular shift from traditional advertising to online advertising is the largest growth driver for Facebook. We believe Facebook’s unique attributes, such as its brand and network and social advantages, position the company to drive revenue, cash flow growth, and market share gains as this long-term secular shift progresses.

On the down side, positions in Novo Nordisk, Novartis, and SEI Investments detracted from performance. At a sector level, stock selection in the financials sector detracted from relative performance. In terms of individual holdings, a position in Novo Nordisk, a diabetes-focused pharmaceutical company, was a main detractor. The company reported fundamentally solid growth during the period led by strong performance of its next-generation insulin products and non-insulin anti-diabetic therapy, Victoza. However, the company’s stock price experienced near-term pressure due to lower-than-expected management guidance and missing consensus expectations in the second half of the period. We continue to believe Novo’s competitive advantages, including deep experience in diabetes care and therapeutic proteins, a robust infrastructure that took decades to build, efficient manufacturing techniques and a robust pipeline and economies of scale, are difficult to replicate. Accordingly, we believe Novo Nordisk has an unmatched ability to engineer, formulate, develop and deliver value-added treatments for unmet patient needs. We believe the company’s shares are currently selling below our estimate of intrinsic value (our estimate of the true worth of a business, which we define as the present value of all

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expected future net cash flows to the company) and offer an attractive reward-to-risk opportunity.

A position in Novartis was another detractor from performance. The company’s branded and generic (Sandoz) pharmaceutical businesses reported solid results during the period, but they were modestly offset by near-term weakness in the company’s Alcon eye care division. This weakness was due to lower demand for surgical equipment in the U.S. and emerging markets as well as increasing competition from cheaper generic allergy products with expiring patents in the U.S. We believe Novartis has significant competitive advantages, including its brand, culture of innovation, product breadth, clinical trials expertise, powerful distribution network and the benefits of scale. We believe Novartis is well positioned to benefit from significant long-term opportunities driven by global population growth and the emphasis on improving healthcare standards in developed and emerging markets.

Although asset manager SEI Investments reported solid revenue growth during the period, management reiterated its decision to augment capital investments in sales, operational capacity and technology, which led to concerns about near-term profitability and pressured the stock price. Share prices recovered somewhat later in the period, when reported earnings exceeded expectations and net new sales events had the second-highest quarter since 2010. SEI’s high-quality business model benefits from high recurring revenues and high switching costs for customers, which has led to average banking client relationships of more than 17 years. Over our investment time horizon, we believe SEI will be able to grow margins faster than revenue and generate double-digit free cash flow growth.

Outlook

Our investment process is characterized by bottom-up, fundamental research and a long-term investment time horizon. The nature of the process leads to a lower-turnover portfolio in which sector positioning is the result of stock selection. The fund ended the quarter with overweight positions in the information technology, consumer staples, financials and energy sectors and underweight positions in the consumer discretionary, industrials and healthcare sectors. We did not own positions in the materials, real estate, telecommunication services and utilities sectors.

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LOOMIS SAYLES GROWTH FUND

Hypothetical Growth of $10,000 Investment in Class A Shares3

September 30, 2006 through September 30, 2016

Top Ten Holdings as of September 30, 2016

	Security Name	% of Net Assets
1	Amazon.com, Inc.	7.27%
2	Facebook, Inc., Class A	5.99%
3	Cisco Systems, Inc.	5.07%
4	Alibaba Group Holding Ltd., Sponsored ADR	4.93%
5	Visa, Inc., Class A	4.81%
6	QUALCOMM, Inc.	4.48%
7	Monster Beverage Corp.	4.23%
8	Oracle Corp.	3.84%
9	Danone, Sponsored ADR	3.73%
10	Procter & Gamble Co. (The)	3.50%

The portfolio is actively managed and holdings are subject to change. There is no guarantee the Fund continues to invest in the securities referenced. The holdings listed exclude any temporary cash investments.

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Average Annual Total Returns — September 30, 20163

					Expense Ratio[4]
	1 Year	5 Years	10 Years	Life of Class N	Gross	Net

Class A (Inception 12/31/96)
NAV	21.32%	18.43%	7.65%	—%	0.92%	0.92%
With 5.75% Maximum Sales Charge	14.39	17.04	7.01	—

Class C (Inception 9/12/03)
NAV	20.48	17.54	6.86	—	1.67	1.67
With CDSC[1]	19.48	17.54	6.86	—

Class N (Inception 2/1/13)
NAV	21.75	—	—	15.65	9.82	0.55

Class Y (Inception 5/16/91)
NAV	21.55	18.71	7.99	—	0.67	0.67

Comparative Performance
Russell 1000® Growth Index[2]	13.76	16.60	8.85	13.80

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit ngam.natixis.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	Performance for Class C shares assumes a 1% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

2

Russell 1000® Growth Index is an unmanaged index that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

3	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

4	As of the most recent prospectus, the investment advisor has contractually agreed to waive fees and/or reimburse expenses (with certain exceptions) once the expense cap of the Fund has been exceeded. This arrangement is set to expire on 1/31/17. When an expense cap has not been exceeded, the Fund may have similar expense ratios.

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LOOMIS SAYLES VALUE FUND

Managers	Symbols
Arthur J. Barry, CFA®	Class A	LSVRX
Adam C. Liebhoff	Class C	LSCVX
Loomis, Sayles & Company, L.P.	Class N	LSVNX
	Class Y	LSGIX
	Admin Class	LSAVX

Investment Goal

The Fund seeks long-term growth of capital and income.

Market Conditions

Despite a fair amount of volatility, equity market performance was positive for the 12-month period. Although the Federal Reserve (the Fed) neglected to raise short-term interest rates at its September meeting, the probability for a 2016 rate hike increased, driving the 10-year Treasury yield higher in the final months of the period. Accordingly, equity market leadership changed hands recently, favoring the more cyclical sectors (technology, financials and industrials) and finally providing a small headwind to the more defensive sectors (telecommunications, utilities and staples). Energy temporarily faded to the background in terms of global headlines, supplanted perhaps by the U.S. presidential election, the results of which likely will influence market sentiment during the fourth quarter.

Performance Results

For the 12 months ended September 30, 2016, Class A shares of Loomis Sayles Value Fund returned 9.65%. The fund underperformed its benchmark, the Russell 1000® Value Index, which returned 16.20%.

Explanation of Fund Performance

Although all sectors contributed positively to absolute return, stock selection within the healthcare, financial and energy sectors, combined with an overweight position in the consumer discretionary sector, weighed heavily on relative performance. Meanwhile, stock selection within the industrials sector contributed most to overall performance.

In terms of individual holdings, a position in Marathon Oil, an independent exploration and production company, was a primary detractor. The stock was particularly weak in the face of falling oil prices in January. At the same time, concerns about the company’s balance sheet emerged, as leverage appeared exceedingly high given the outlook for commodity prices. By mid-February, Marathon had become a fairly small position in the fund, and we decided to exit the holding and reallocate the proceeds into Hess. We believed Hess offered upside potential similar to Marathon but with much less risk.

In addition, shares of Knowles, a manufacturer of cellular microphones, declined early in the period, as investors grew concerned about a potential major slowdown in the global

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smartphone market. Such a slowdown could have a substantially negative impact on Knowles. Given our small weighting in the company, and the fact that it dropped below $1 billion in market capitalization, we exited the stock in the first quarter of 2016.

A position in pharmaceutical company Teva also weighed on relative performance. Several factors contributed to the stock’s underperformance, including generic price deflation, concerns about Teva’s acquisition of Allergan’s generic business, and a litigation risk that could invalidate the company’s intellectual property on its most profitable drug.

On the positive side, software company Microsoft was a top contributor, largely due to its transition from license to subscription revenue for its applications and to its growing new market for Infrastructure as a Service (IAAS–Azure). Microsoft has shown a sharper pace of innovation and a willingness to partner with leading technology innovators, all while reining in costs and returning substantial cash to shareholders.

Shares of Symantec, also a software company, climbed materially as the firm stepped up its focus on the security market by divesting Veritas and acquiring Blue Coat Systems, a leading provider of advanced web security solutions. We are optimistic about the acquisition of Blue Coat, as it provides Symantec with exposure to rapidly growing segments of the security business. The deal also put Blue Coat’s CEO in charge of the whole enterprise, which we believe is a positive factor.

A position in pharmaceutical company Merck & Co. also was a main contributor to absolute performance. The stock performed well due to the launch of the company’s immune oncology drug, Keytruda, for the treatment of lung cancer.

Outlook

With major U.S. equity indices at or close to record highs, the bull market remains intact. However, it is now the second-longest bull market since the 1930s. In general, bull markets do not die of old age; instead, they falter when intervening macroeconomic events, such as rising inflation, cause central banks to tighten monetary policy for an extended period. Currently, we believe the Fed may raise interest rates 25 basis points by year-end, but all signs point to a very slow, deliberate tightening cycle. These measured expectations helped prolong the business cycle and fuel the rally in stock prices. If equity earnings move back to a growth mode later this year and in 2017, we expect equity performance to remain balanced across the market cap spectrum and among growth and value styles.

We will continue to take a security-specific approach to investing. As always, we view opportunities as defined by our reward to risk profiles, regardless of the direction of the markets.

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LOOMIS SAYLES VALUE FUND

Hypothetical Growth of $10,000 Investment in Class A Shares1,4

September 30, 2006 through September 30, 2016

Top Ten Holdings as of September 30, 2016

	Security Name	% of Net Assets
1	JPMorgan Chase & Co.	2.99%
2	Microsoft Corp.	2.73%
3	Wells Fargo & Co.	2.27%
4	Bank of America Corp.	2.15%
5	Pfizer, Inc.	2.13%
6	UnitedHealth Group, Inc.	2.04%
7	United Technologies Corp.	1.98%
8	Merck & Co., Inc.	1.95%
9	Medtronic PLC	1.92%
10	Halliburton Co.	1.91%

The portfolio is actively managed and holdings are subject to change. There is no guarantee the Fund continues to invest in the securities referenced. The holdings listed exclude any temporary cash investments.

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Average Annual Total Returns — September 30, 20164

					Expense Ratio[5]
	1 Year	5 Years	10 Years	Life of Class N	Gross	Net

Class A (Inception 6/30/06)[1]
NAV	9.65%	14.87%	5.78%	—%	0.95%	0.95%
With 5.75% Maximum Sales Charge	3.36	13.52	5.16	—

Class C (Inception 6/1/07)[1]
NAV	8.85	14.02	5.00	—	1.70	1.70
With CDSC[2]	7.98	14.02	5.00	—

Class N (Inception 2/1/13)
NAV	10.08	—	—	9.69	0.57	0.57

Class Y (Inception 5/13/91)
NAV	9.92	15.16	6.08	—	0.70	0.70

Admin Class (Inception 2/1/10)[1]
NAV	9.11	14.54	5.49	—	1.23	1.23

Comparative Performance
Russell 1000® Value Index[3]	16.20	16.15	5.85	11.32

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit ngam.natixis.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	Prior to 6/1/07, performance of Class A shares is that of Retail Class shares, which were redesignated as Class A shares, restated to reflect the sales load of Class A shares. Prior to the inception of Class C shares (6/1/07), performance is that of Institutional Class shares, restated to reflect the higher net expenses and sales loads of Class C shares. Prior to the inception of Admin Class shares (2/1/10), performance is that of Class A shares, restated to reflect the higher net expenses of Admin Class shares.

2	Performance for Class C shares assumes a 1% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

3

Russell 1000® Value Index is an unmanaged index that measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and higher forecasted growth values.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

5	As of the most recent prospectus, the investment advisor has contractually agreed to waive fees and/or reimburse expenses (with certain exceptions) once the expense cap of the Fund has been exceeded. This arrangement is set to expire on 1/31/17. When an expense cap has not been exceeded, the Fund may have similar expense ratios.

1639614.1.1

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ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the Funds are actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

All investing involves risk, including the risk of loss. There is no assurance that any investment will meet its performance objectives or that losses will be avoided.

ADDITIONAL INDEX INFORMATION

This document may contain references to third party copyrights, indexes, and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis Global Asset Management or any of its related or affiliated companies (collectively “NGAM”) and does not sponsor, endorse or participate in the provision of any NGAM services, funds or other financial products.

The index information contained herein is derived from third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third party entities involved in compiling, computing or creating index information disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information.

PROXY VOTING INFORMATION

A description of the Natixis Funds proxy voting policies and procedures is available without charge, upon request, by calling Natixis Funds at 800-225-5478; on the Natixis Funds website at ngam.natixis.com; and on the Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Natixis Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available from the Natixis Funds website and the SEC’s website.

QUARTERLY PORTFOLIO SCHEDULES

The Natixis Funds file complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

15  |

UNDERSTANDING FUND EXPENSES

As a mutual fund shareholder, you incur different types of costs: transaction costs, including sales charges (loads) on purchases and contingent deferred sales charges on redemptions, and ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. Certain exemptions may apply. These costs are described in more detail in the Fund’s prospectus. The examples below are intended to help you understand the ongoing costs of investing in the Funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table for each class of Fund shares shows the actual account values and actual fund expenses you would have paid on a $1,000 investment in the Fund from April 1, 2016 through September 30, 2016. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the Expenses Paid During Period row as shown below for your class.

The second line in the table for each class of Fund shares provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Funds to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs, such as sales charges. Therefore, the second line in the table of each fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

LOOMIS SAYLES GLOBAL EQUITY AND INCOME FUND	BEGINNING ACCOUNT VALUE 4/1/2016	ENDING ACCOUNT VALUE 9/30/2016	EXPENSES PAID DURING PERIOD* 4/1/2016 – 9/30/2016
Class A
Actual	$1,000.00	$1,062.60	$6.08
Hypothetical (5% return before expenses)	$1,000.00	$1,019.10	$5.96
Class C
Actual	$1,000.00	$1,059.50	$9.94
Hypothetical (5% return before expenses)	$1,000.00	$1,015.35	$9.72
Class Y
Actual	$1,000.00	$1,064.00	$4.80
Hypothetical (5% return before expenses)	$1,000.00	$1,020.35	$4.70

*	Expenses are equal to the Fund’s annualized expense ratio: 1.18%, 1.93% and 0.93% for Class A, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 366 (to reflect the half-year period).

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LOOMIS SAYLES GROWTH FUND	BEGINNING ACCOUNT VALUE 4/1/2016	ENDING ACCOUNT VALUE 9/30/2016	EXPENSES PAID DURING PERIOD* 4/1/2016 – 9/30/2016
Class A
Actual	$1,000.00	$1,112.60	$4.86
Hypothetical (5% return before expenses)	$1,000.00	$1,020.40	$4.65
Class C
Actual	$1,000.00	$1,108.20	$8.80
Hypothetical (5% return before expenses)	$1,000.00	$1,016.65	$8.42
Class N
Actual	$1,000.00	$1,114.70	$3.07
Hypothetical (5% return before expenses)	$1,000.00	$1,022.10	$2.93
Class Y
Actual	$1,000.00	$1,113.70	$3.54
Hypothetical (5% return before expenses)	$1,000.00	$1,021.65	$3.39

*	Expenses are equal to the Fund’s annualized expense ratio: 0.92%, 1.67%, 0.58% and 0.67% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 366 (to reflect the half-year period).

LOOMIS SAYLES VALUE FUND	BEGINNING ACCOUNT VALUE 4/1/2016	ENDING ACCOUNT VALUE 9/30/2016	EXPENSES PAID DURING PERIOD* 4/1/2016 – 9/30/2016
Class A
Actual	$1,000.00	$1,062.50	$4.85
Hypothetical (5% return before expenses)	$1,000.00	$1,020.30	$4.75
Class C
Actual	$1,000.00	$1,058.50	$8.65
Hypothetical (5% return before expenses)	$1,000.00	$1,016.60	$8.47
Class N
Actual	$1,000.00	$1,064.50	$2.94
Hypothetical (5% return before expenses)	$1,000.00	$1,022.15	$2.88
Class Y
Actual	$1,000.00	$1,063.40	$3.56
Hypothetical (5% return before expenses)	$1,000.00	$1,021.55	$3.49
Admin Class
Actual	$1,000.00	$1,058.20	$6.02
Hypothetical (5% return before expenses)	$1,000.00	$1,019.15	$5.91

*	Expenses are equal to the Fund’s annualized expense ratio: 0.94%, 1.68%, 0.57%, 0.69% and 1.17% for Class A, C, N, Y and Admin Class, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 366 (to reflect the half-year period).

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BOARD APPROVAL OF THE EXISTING ADVISORY AGREEMENTS

The Board of Trustees of the Trust (the “Board”), including the Independent Trustees, considers matters bearing on each Fund’s advisory agreement (collectively, the “Agreements”) at most of its meetings throughout the year. Each year, usually in the spring, the Contract Review Committee of the Board meets to review the Agreements to determine whether to recommend that the full Board approve the continuation of the Agreements, typically for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements.

In connection with these meetings, the Trustees receive materials that the Funds’ investment adviser (the “Adviser”) believes to be reasonably necessary for the Trustees to evaluate the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Funds and the performance of peer groups of funds and the Funds’ performance benchmarks, (ii) information on the Funds’ advisory fees and other expenses, including information comparing the Funds’ expenses to the fees charged to institutional accounts with similar strategies managed by the Adviser, if any, and to those of peer groups of funds and information about any applicable expense caps and/or fee “breakpoints,” (iii) sales and redemption data in respect of the Funds, (iv) information about the profitability of the Agreements to the Adviser and (v) information obtained through the completion by the Adviser of a questionnaire distributed on behalf of the Trustees. The Board, including the Independent Trustees, also considers other matters such as (i) the Adviser’s financial results and financial condition, (ii) each Fund’s investment objective and strategies and the size, education and experience of the Adviser’s investment staff and its use of technology, external research and trading cost measurement tools, (iii) arrangements in respect of the distribution of the Funds’ shares and the related costs, (iv) the procedures employed to determine the value of the Funds’ assets, (v) the allocation of the Funds’ brokerage, if any, including, if applicable, allocations to brokers affiliated with the Adviser and the use of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services, (vi) the resources devoted to, and the record of compliance with, the Funds’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (vii) information about amounts invested by the Funds’ portfolio managers in the Funds or in similar accounts that they manage and (viii) the general economic outlook with particular emphasis on the mutual fund industry. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from the Adviser.

In addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Agreements, the Trustees receive materials in advance of each regular quarterly meeting of the Board that provide detailed information about the Funds’ investment performance and the fees charged to the Funds for advisory and other services. This information generally includes, among other things, an internal performance rating for each Fund based on agreed-upon criteria, graphs showing each Fund’s performance and fee differentials against each Fund’s peer group/category,

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performance ratings provided by a third-party, total return information for various periods, and third-party performance rankings for various periods comparing a Fund against similarly categorized funds. The portfolio management team for each Fund or other representatives of the Adviser make periodic presentations to the Contract Review Committee and/or the full Board, and Funds identified as presenting possible performance concerns may be subject to more frequent board presentations and reviews. In addition, each quarter the Trustees are provided with detailed statistical information about each Fund’s portfolio. The Trustees also receive periodic updates between meetings.

The Board most recently approved the continuation of the Agreements at its meeting held in June 2016. The Agreements were continued for a one-year period for the Funds. In considering whether to approve the continuation of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreements included, but were not limited to, the factors listed below.

The nature, extent and quality of the services provided to the Funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by the Adviser and its affiliates to the Funds and the resources dedicated to the Funds by the Adviser and its affiliates.

The Trustees considered not only the advisory services provided by the Adviser to the Funds, but also the monitoring and oversight services provided by NGAM Advisors, L.P. (“NGAM Advisors”). They also considered the administrative services provided by NGAM Advisors and its affiliates to the Funds. For each Fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the renewal of the Agreements.

Investment performance of the Funds and the Adviser. As noted above, the Trustees received information about the performance of the Funds over various time periods, including information that compared the performance of the Funds to the performance of peer groups and categories of funds and the Funds’ respective performance benchmarks. In addition, the Trustees also reviewed data prepared by an independent third party that analyzed the performance of the Funds using a variety of performance metrics, including metrics that also measured the performance of the Funds on a risk adjusted basis.

With respect to each Fund, the Board concluded that the Fund’s performance or other relevant factors supported the renewal of the Agreement relating to that Fund. In the case of the Loomis Sayles Value Fund, the performance of which lagged that of a relevant peer group median and/or category median for certain (although not all) periods, the Board concluded that other factors relevant to performance supported renewal of the Agreements. These factors included the following: (1) that the underperformance was attributable, to a significant extent, to investment decisions by the Adviser that were reasonable and

19  |

consistent with the Fund’s investment objective and policies; and (2) that the Fund’s long-term performance was competitive when compared to relevant performance benchmarks or peer groups.

The Trustees also considered the Adviser’s performance and reputation generally, the performance of the fund family generally, and the historical responsiveness of the Adviser to Trustee concerns about performance and the willingness of the Adviser to take steps intended to improve performance.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of the Funds and the Adviser supported the renewal of the Agreements.

The costs of the services to be provided and profits to be realized by the Adviser and its affiliates from their respective relationships with the Funds. The Trustees considered the fees charged to the Funds for advisory services as well as the total expense levels of the Funds. This information included comparisons (provided both by management and also by an independent third party) of the Funds’ advisory fees and total expense levels to those of their peer groups and information about the advisory fees charged by the Adviser to comparable accounts (such as institutional separate accounts), as well as information about differences in such fees and the reasons for any such differences. In considering the fees charged to comparable accounts, the Trustees considered, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage mutual fund assets and the greater regulatory costs associated with the management of such assets. In evaluating each Fund’s advisory fee, the Trustees also took into account the demands, complexity and quality of the investment management of such Fund and the need for the Adviser to offer competitive compensation and the potential need to expend additional resources to the extent the Funds grow in size. The Trustees considered that over the past several years, management had made recommendations regarding reductions in advisory fee rates, implementation of advisory fee breakpoints and the institution of advisory fee waivers and expense caps for various funds in the fund family. They noted that all three of the Funds included in this report have expense caps in place, and the Trustees considered that the current expenses of each Fund are below the cap.

The Trustees also considered the compensation directly or indirectly received by the Adviser and its affiliates from their relationships with the Funds. The Trustees reviewed information provided by management as to the profitability of the Adviser’s and its affiliates’ relationships with the Funds, and information about the allocation of expenses used to calculate profitability. They also reviewed information provided by management about the effect of distribution costs and changes in asset levels on Adviser profitability, including information regarding resources spent on distribution activities. When reviewing profitability, the Trustees also considered information about court cases in which adviser compensation or profitability were issues, the performance of the relevant Funds, the expense levels of the Funds, and whether the Adviser had implemented breakpoints and/or expense caps with respect to such Funds.

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After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fee charged to each of the Funds was fair and reasonable, and that the costs of these services generally and the related profitability of the Adviser and its affiliates in respect of their relationships with the Funds supported the renewal of the Agreements.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by the Adviser and whether those economies are shared with the Funds through breakpoints in their investment advisory fees or other means, such as expense waivers or caps. The Trustees also discussed with management the factors considered with respect to the implementation of breakpoints in investment advisory fees or expense waivers or caps for certain funds. Management explained that a number of factors are taken into account in considering the possible implementation of breakpoints or an expense cap for a fund, including, among other things, factors such as a fund’s assets, the projected growth of a fund, projected profitability and a fund’s fees and performance. With respect to economies of scale, the Trustees noted that each Fund’s management fee and overall net expense ratio was at or below median compared to a peer group of funds and that each of the Funds was subject to an expense cap or waiver. In considering these issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to the Adviser and its affiliates of their relationships with the Funds, as discussed above.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the Funds supported the renewal of the Agreements.

The Trustees also considered other factors, which included but were not limited to the following:

•	The effect of recent market and economic events on the performance, asset levels and expense ratios of each Fund.

•

Whether each Fund has operated in accordance with its investment objective and the Fund’s record of compliance with its investment restrictions, and the compliance programs of the Funds and the Adviser. They also considered the compliance-related resources the Adviser and its affiliates were providing to the Funds.

•

The nature, quality, cost and extent of administrative and shareholder services performed by the Adviser and its affiliates, both under the Agreements and under separate agreements covering administrative services.

•

So-called “fallout benefits” to the Adviser, such as the engagement of affiliates of the Adviser to provide distribution, administrative and brokerage services to the Funds, and the benefits of research made available to the Adviser by reason of brokerage commissions (if any) generated by the Funds’ securities transactions. The Trustees also considered the benefits to the parent company of NGAM Advisors from the retention of the Adviser. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

21  |

•	The Trustees’ review and discussion of the Funds’ advisory arrangements in prior years, and management’s record of responding to Trustee concerns raised during the year and in prior years.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that each of the existing Agreements should be continued through June 30, 2017.

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Portfolio of Investments – as of September 30, 2016

Loomis Sayles Global Equity and Income Fund

Shares	Description	Value (†)
Common Stocks — 65.4% of Net Assets
	Belgium — 2.2%
254,983	Anheuser-Busch InBev SA/NV	$33,532,248

	Canada — 1.0%
318,000	CGI Group, Inc., Class A(b)	15,146,781

	China — 3.1%
458,620	Alibaba Group Holding Ltd., Sponsored ADR(b)	48,517,410

	France — 1.8%
296,443	Thales S.A.	27,296,723

	Hong Kong — 2.4%
5,402,000	AIA Group Ltd.	36,327,053

	India — 1.9%
1,144,407	HCL Technologies Ltd.	13,768,551
703,644	HDFC Bank Ltd.	15,561,172

		29,329,723

	Italy — 1.0%
313,494	Luxottica Group S.p.A.	14,973,444

	Japan — 1.0%
471,970	Nomura Research Institute Ltd.	16,289,630

	Sweden — 1.6%
540,721	Assa Abloy AB	10,980,774
479,965	Atlas Copco AB, A Shares	14,449,121

		25,429,895

	Switzerland — 5.0%
138,887	Dufry AG, (Registered)(b)	17,412,390
24,366	Geberit AG, (Registered)	10,680,598
422,912	Nestle S.A., (Registered)	33,394,850
59,828	Roche Holding AG	14,867,163

		76,355,001

	United Kingdom — 3.0%
3,019,959	ITV PLC	7,325,580
7,642,635	Legal & General Group PLC	21,659,382
456,704	London Stock Exchange Group PLC	16,549,774

		45,534,736

	United States — 41.4%
158,432	Allergan PLC(b)	36,488,474
23,661	Alphabet, Inc., Class C(b)	18,391,459
40,243	Alphabet, Inc., Class A(b)	32,357,787
24,222	Amazon.com, Inc.(b)	20,281,323
48,974	AutoZone, Inc.(b)	37,628,683
413,239	Comcast Corp., Class A	27,414,275
272,272	CVS Health Corp.	24,229,485
670	Dex Media, Inc.(b)(c)	1,332
231,232	Eaton Corp. PLC	15,194,255

See accompanying notes to financial statements.

23  |

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Global Equity and Income Fund – (continued)

Shares	Description	Value (†)
	United States — continued
51,290	EOG Resources, Inc.	$4,960,256
334,377	Facebook, Inc., Class A(b)	42,890,538
131,293	FactSet Research Systems, Inc.	21,282,595
100,743	Goldman Sachs Group, Inc. (The)	16,246,824
9,113	Halcon Resources Corp.(b)	85,480
955	Hawaiian Telcom Holdco, Inc.(b)	21,382
217,929	LyondellBasell Industries NV, Class A	17,578,153
104,480	M&T Bank Corp.	12,130,128
435,852	Marriott International, Inc., Class A	29,345,915
42,462	Mettler-Toledo International, Inc.(b)	17,826,821
434,998	Newell Brands, Inc.	22,906,995
15,349	Priceline Group, Inc. (The)(b)	22,585,900
142,819	Roper Technologies, Inc.	26,060,183
182,179	S&P Global, Inc.	23,056,574
149,977	Schlumberger Ltd.	11,794,191
112,123	Sherwin-Williams Co. (The)	31,019,949
295,149	Texas Instruments, Inc.	20,713,557
163,030	TransDigm Group, Inc.(b)	47,135,234
89,478	Travelers Cos., Inc. (The)	10,249,705
185,190	UnitedHealth Group, Inc.	25,926,600
120,305	Walt Disney Co. (The)	11,171,522
244,061	Wells Fargo & Co.	10,807,021

		637,782,596

	Total Common Stocks (Identified Cost $856,004,621)	1,006,515,240

Principal Amount (‡)
Bonds and Notes — 31.7%
Non-Convertible Bonds — 30.7%
	Argentina — 0.3%
$775,000	Provincia de Buenos Aires, 9.125%, 3/16/2024, 144A	866,806
535,000	Republic of Argentina, 6.875%, 4/22/2021, 144A	582,385
150,000	Republic of Argentina, 7.625%, 4/22/2046, 144A	169,094
382,136	Transportadora de Gas del Sur S.A., 9.625%, 5/14/2020, 144A	413,662
565,000	YPF S.A., 8.500%, 3/23/2021, 144A	629,269
1,755,000	YPF S.A., 8.750%, 4/04/2024, 144A	1,954,368

		4,615,584

	Australia — 0.2%
970,000	Commonwealth Bank of Australia, 1.375%, 9/06/2018, 144A(d)	968,953
670,000	Goodman Australia Industrial Fund Bond Issuer Pty Ltd., 3.400%, 9/30/2026, 144A	673,474
110,000	Incitec Pivot Finance LLC, 6.000%, 12/10/2019, 144A	119,139
95,000	Sydney Airport Finance Co. Pty Ltd., 3.375%, 4/30/2025, 144A	97,341
120,000	Sydney Airport Finance Co. Pty Ltd., 5.125%, 2/22/2021, 144A	134,607
950,000	Telstra Corp. Ltd., 3.125%, 4/07/2025, 144A(d)	991,297

		2,984,811

See accompanying notes to financial statements.

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Portfolio of Investments – as of September 30, 2016

Loomis Sayles Global Equity and Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Belgium — 0.1%
$1,040,000	Anheuser-Busch InBev Finance, Inc., 3.300%, 2/01/2023(d)	$1,097,730
350,000	Anheuser-Busch InBev S.A., EMTN, 6.500%, 6/23/2017, (GBP)(d)	471,976
440,000	Solvay Finance (America) LLC, 3.400%, 12/03/2020, 144A	460,495

		2,030,201

	Brazil — 0.9%
600,000	Banco Santander Brasil S.A., 4.625%, 2/13/2017, 144A	604,320
800,000	Braskem Finance Ltd., 5.750%, 4/15/2021, 144A	838,560
2,250(††)	Brazil Notas do Tesouro Nacional, Series F, 10.000%, 1/01/2019, (BRL)	672,357
8,815(††)	Brazil Notas do Tesouro Nacional, Series F, 10.000%, 1/01/2021, (BRL)	2,583,753
2,300,000	BRF S.A., 7.750%, 5/22/2018, 144A, (BRL)(d)	656,304
1,000,000	CIMPOR Financial Operations BV, 5.750%, 7/17/2024, 144A	855,000
400,000	Cosan Luxembourg S.A., 5.000%, 3/14/2023, 144A	393,000
885,000	Embraer Netherlands Finance BV, 5.050%, 6/15/2025(d)	889,425
800,000	Gerdau Trade, Inc., 5.750%, 1/30/2021, 144A	828,240
226,000	GTL Trade Finance, Inc., 5.893%, 4/29/2024, 144A	222,610
915,000	Itau Unibanco Holding S.A., 2.850%, 5/26/2018, 144A	917,288
1,825,000	Petrobras Global Finance BV, 4.375%, 5/20/2023	1,632,462
320,000	Petrobras Global Finance BV, 5.375%, 1/27/2021	316,480
775,000	Petrobras Global Finance BV, 5.750%, 1/20/2020	798,638
300,000	Petrobras Global Finance BV, 6.875%, 1/20/2040	264,810
500,000	Tupy Overseas S.A., 6.625%, 7/17/2024, 144A	504,375
546,000	Vale Overseas Ltd., 6.875%, 11/21/2036	530,712
225,000	Vale S.A., 5.625%, 9/11/2042	189,000

		13,697,334

	Canada — 2.0%
1,085,000	Air Canada, 7.625%, 10/01/2019, 144A, (CAD)	858,547
495,000	Air Canada Pass Through Trust, Series 2015-2, Class A, 4.125%, 6/15/2029, 144A(d)	525,319
815,000	Bank of Montreal, 1.750%, 6/15/2022, 144A(d)	814,813
5,065,000	Canadian Government, 1.250%, 9/01/2018, (CAD)(d)	3,915,140
11,900,000	Canadian Government, 1.750%, 9/01/2019, (CAD)	9,391,199
970,000	Canadian Imperial Bank of Commerce, 1.600%, 9/06/2019(d)	970,007
1,335,000	Institutional Mortgage Securities Canada, Inc., Series 2014-5A, Class A2, 2.616%, 7/12/2047, 144A, (CAD)(d)	1,018,648
6,165,000	Province of Ontario Canada, 1.250%, 6/17/2019(d)	6,156,486
7,200,000	Province of Ontario Canada, 1.875%, 5/21/2020	7,319,066
600,000	Telus Corp., Series CG, 5.050%, 12/04/2019, (CAD)(d)	503,804

		31,473,029

	Chile — 0.4%
1,450,000	Banco de Credito e Inversiones, 3.000%, 9/13/2017, 144A(d)	1,469,824
200,000	Celulosa Arauco y Constitucion S.A., 4.750%, 1/11/2022	213,828
600,000	Chile Government International Bond, 3.125%, 1/21/2026(d)	636,750
300,000,000	Chile Government International Bond, 5.500%, 8/05/2020, (CLP)(d)	485,279
1,160,000	CODELCO, Inc., 4.500%, 9/16/2025, 144A(d)	1,223,256
250,000	Engie Energia Chile S.A., 5.625%, 1/15/2021, 144A	276,960

See accompanying notes to financial statements.

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Portfolio of Investments – as of September 30, 2016

Loomis Sayles Global Equity and Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Chile — continued
$800,000	Inversiones CMPC S.A., 4.375%, 5/15/2023, 144A(d)	$834,282
550,000	Itau CorpBanca, 3.125%, 1/15/2018(d)	556,856
1,120,000	Transelec S.A., 4.250%, 1/14/2025, 144A(d)	1,176,800

		6,873,835

	China — 0.1%
800,000	Baidu, Inc., 2.250%, 11/28/2017(d)	806,404
700,000	Baidu, Inc., 3.250%, 8/06/2018(d)	718,332
400,000	China Resources Gas Group Ltd., 4.500%, 4/05/2022, 144A(d)	437,461

		1,962,197

	Colombia — 0.4%
555,000	Colombia Telecomunicaciones S.A. E.S.P., 5.375%, 9/27/2022, 144A	545,287
610,000	Ecopetrol S.A., 4.125%, 1/16/2025	592,279
600,000	Ecopetrol S.A., 5.875%, 9/18/2023(d)	647,250
490,000	Ecopetrol S.A., 5.875%, 5/28/2045	449,477
1,265,000,000	Emgesa S.A. E.S.P., 8.750%, 1/25/2021, 144A, (COP)	433,837
2,140,000,000	Empresas Publicas de Medellin E.S.P., 8.375%, 2/01/2021, 144A, (COP)(d)	715,497
200,000,000	Republic of Colombia, 7.750%, 4/14/2021, (COP)	73,723
6,150,000,000	Titulos De Tesoreria, Series B, 7.500%, 8/26/2026, (COP)(d)	2,208,395

		5,665,745

	Dominican Republic — 0.1%
1,410,000	Dominican Republic International Bond, 5.500%, 1/27/2025, 144A	1,494,600
425,000	Dominican Republic International Bond, 8.625%, 4/20/2027, 144A	520,625

		2,015,225

	France — 0.3%
970,000	Air Liquide Finance S.A., 1.375%, 9/27/2019, 144A	969,486
425,000	Alcatel-Lucent USA, Inc., 6.450%, 3/15/2029	470,156
15,000	Alcatel-Lucent USA, Inc., 6.500%, 1/15/2028	16,350
200,000	AXA S.A., 7.125%, 12/15/2020, (GBP)(d)	317,878
390,000	Credit Agricole S.A., (fixed rate to 6/23/2026, variable rate thereafter), 7.500%, (GBP)(e)	499,180
1,015,000	Societe Generale S.A., 4.750%, 11/24/2025, 144A(d)	1,048,316
475,000	Societe Generale S.A., (fixed rate to 4/07/2021, variable rate thereafter), 6.750%, (EUR)(e)	524,253

		3,845,619

	Germany — 0.1%
470,000	Commerzbank AG, EMTN, 4.000%, 3/23/2026, (EUR)	532,066
200,000	Schaeffler Finance BV, 3.250%, 5/15/2025, (EUR)	242,756
300,000	ZF North America Capital, Inc., 2.750%, 4/27/2023, (EUR)	358,573

		1,133,395

	Hong Kong — 0.0%
355,000	AIA Group Ltd., 3.200%, 3/11/2025, 144A(d)	362,283
400,000	Hutchison Whampoa International 11 Ltd., 3.500%, 1/13/2017, 144A(d)	402,458

		764,741

See accompanying notes to financial statements.

|  26

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Global Equity and Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Hungary — 0.2%
$1,330,000	Hungary Government International Bond, 5.375%, 3/25/2024	$1,544,516
980,000	Hungary Government International Bond, 5.750%, 11/22/2023(d)	1,153,950

		2,698,466

	Iceland — 0.1%
1,000,000	Republic of Iceland, 5.875%, 5/11/2022, 144A(d)	1,174,860

	India — 0.3%
550,000	Axis Bank Ltd., 3.250%, 5/21/2020, 144A	564,371
990,000	Bharti Airtel International BV, 5.350%, 5/20/2024, 144A(d)	1,083,377
1,400,000	ICICI Bank Ltd., (fixed rate to 4/30/2017, variable rate thereafter), 6.375%, 4/30/2022, 144A	1,426,638
750,000	Reliance Holdings USA, Inc., 5.400%, 2/14/2022, 144A(d)	844,961
700,000	State Bank of India/London, 4.125%, 8/01/2017, 144A	713,381

		4,632,728

	Indonesia — 0.6%
300,000	Indonesia Government International Bond, 4.125%, 1/15/2025, 144A	320,043
525,000	Indonesia Government International Bond, 4.750%, 1/08/2026, 144A	586,871
3,500,000,000	Indonesia Government International Bond, 9.500%, 7/15/2023, (IDR)	303,311
781,000,000	Indonesia Government International Bond, 11.500%, 9/15/2019, (IDR)	67,575
11,640,000,000	Indonesia Government International Bond, Series FR53, 8.250%, 7/15/2021, (IDR)	940,939
12,100,000,000	Indonesia Treasury Bond, 6.125%, 5/15/2028, (IDR)	846,970
24,000,000,000	Indonesia Treasury Bond, 7.875%, 4/15/2019, (IDR)(d)	1,897,786
14,000,000,000	Indonesia Treasury Bond, 8.375%, 3/15/2024, (IDR)(d)	1,154,767
400,000	Listrindo Capital BV, 6.950%, 2/21/2019, 144A	414,402
795,000	Perusahaan Listrik Negara PT, 5.250%, 10/24/2042, 144A	820,838
545,000	Republic of Indonesia, 2.875%, 7/08/2021, 144A, (EUR)	653,612
500,000	TBG Global Pte Ltd., 4.625%, 4/03/2018, 144A	506,250

		8,513,364

	Italy — 0.4%
440,000	Italy Buoni Poliennali Del Tesoro, 1.500%, 6/01/2025, (EUR)(d)	513,797
2,080,000	Italy Buoni Poliennali Del Tesoro, 4.500%, 8/01/2018, (EUR)(d)	2,531,904
2,295,000	Italy Buoni Poliennali Del Tesoro, 4.750%, 8/01/2023, 144A, (EUR)(d)	3,287,684

		6,333,385

	Japan — 0.3%
900,000	Bank of Tokyo-Mitsubishi UFJ Ltd. (The), 1.700%, 3/05/2018, 144A(d)	901,275
940,000	Bank of Tokyo-Mitsubishi UFJ Ltd. (The), 2.150%, 9/14/2018, 144A(d)	948,194
540,000	Nissan Motor Acceptance Corp., 2.000%, 3/08/2019, 144A(d)	544,763
1,165,000	Nomura Holdings, Inc., GMTN, 2.750%, 3/19/2019(d)	1,191,539
850,000	SoftBank Group Corp., 4.500%, 4/15/2020, 144A	881,875

		4,467,646

	Kazakhstan — 0.0%
475,000	Tengizchevroil Finance Co. International Ltd., 4.000%, 8/15/2026, 144A	470,250

	Korea — 0.6%
3,700,000	Export-Import Bank of Korea, 3.000%, 5/22/2018, 144A, (NOK)(d)	472,043

See accompanying notes to financial statements.

27  |

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Global Equity and Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Korea — continued
$600,000	Hyundai Capital Services, Inc., 3.500%, 9/13/2017, 144A(d)	$611,700
600,000	Industrial Bank of Korea, 2.375%, 7/17/2017, 144A(d)	604,717
400,000	KEB Hana Bank, 4.000%, 11/03/2016, 144A(d)	400,898
400,000	Korea Development Bank (The), 4.625%, 11/16/2021(d)	455,524
630,000	Korea Development Bank (The), MTN, 4.500%, 11/22/2019, (AUD)(d)	506,822
400,000	Korea National Oil Corp., 3.125%, 4/03/2017, 144A(d)	403,615
2,589,140,000	Korea Treasury Bond, 2.750%, 9/10/2017, (KRW)(d)	2,381,959
670,000	KT Corp., 2.500%, 7/18/2026, 144A(d)	676,732
1,125,000	Minera y Metalurgica del Boleo S.A. de CV, 2.875%, 5/07/2019, 144A(d)	1,151,511
950,000	Shinhan Bank, 2.250%, 4/15/2020, 144A(d)	961,884
770,000	Shinhan Bank, 3.875%, 3/24/2026, 144A(d)	814,357
140,000	SK Telecom Co. Ltd., 6.625%, 7/20/2027, 144A(d)	190,107
200,000	Woori Bank, 5.875%, 4/13/2021, 144A(d)	230,072

		9,861,941

	Luxembourg — 0.1%
430,000	INEOS Group Holdings S.A., 5.750%, 2/15/2019, (EUR)	495,116
500,000	Millicom International Cellular S.A., 4.750%, 5/22/2020, 144A	505,650

		1,000,766

	Mexico — 1.0%
10,000,000	America Movil SAB de CV, 6.450%, 12/05/2022, (MXN)(d)	502,327
675,000	Banco Nacional de Comercio Exterior SNC, (fixed rate to 8/11/2021, variable rate thereafter), 3.800%, 8/11/2026, 144A	655,391
300,000	Banco Santander Mexico S.A. Institucion de Banca Multiple Grupo Financiero Santander, 4.125%, 11/09/2022, 144A(d)	308,250
640,000	Cemex Finance LLC, 6.000%, 4/01/2024, 144A	656,000
300,000	Cemex SAB de CV, 4.375%, 3/05/2023, 144A, (EUR)	343,442
505,000	Cemex SAB de CV, 5.700%, 1/11/2025, 144A	511,161
200,000	Cemex SAB de CV, 7.750%, 4/16/2026, 144A	221,900
800,000	Gruma SAB de CV, 4.875%, 12/01/2024(d)	856,000
10,000,000	Grupo Televisa SAB, EMTN, 7.250%, 5/14/2043, (MXN)(d)	447,094
1,150,000(†††)	Mexican Fixed Rate Bonds, Series M-30, 10.000%, 11/20/2036, (MXN)(d)	8,266,875
196,000	Mexico Government International Bond, 4.000%, 3/15/2115, (EUR)(d)	208,401
1,020,000	Mexico Government International Bond, 4.125%, 1/21/2026(d)	1,097,010
780,000	Petroleos Mexicanos, 4.250%, 1/15/2025(d)	752,622
625,000	Petroleos Mexicanos, 5.625%, 1/23/2046(d)	545,188
135,000(†††)	Petroleos Mexicanos, 7.470%, 11/12/2026, (MXN)(d)	603,866

		15,975,527

	Morocco — 0.1%
965,000	OCP S.A., 4.500%, 10/22/2025, 144A(d)	977,950
590,000	OCP S.A., 6.875%, 4/25/2044, 144A	668,422

		1,646,372

	Netherlands — 0.1%
870,000	Cooperatieve Rabobank UA, 4.375%, 8/04/2025(d)	917,546
675,000	ING Bank NV, 1.650%, 8/15/2019, 144A(d)	674,407

See accompanying notes to financial statements.

|  28

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Global Equity and Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Netherlands — continued
$525,000	Ziggo Secured Finance BV, 5.500%, 1/15/2027, 144A	$524,344

		2,116,297

	New Zealand — 0.4%
2,899,580	New Zealand Government Bond, 3.000%, 9/20/2030, (NZD)(d)	2,463,829
2,340,000	New Zealand Government Bond, 5.000%, 3/15/2019, (NZD)(d)	1,829,024
2,590,000	New Zealand Government Bond, 5.500%, 4/15/2023, (NZD)(d)	2,281,662

		6,574,515

	Norway — 0.2%
13,275,000	Norway Government Bond, 2.000%, 5/24/2023, 144A, (NOK)(d)	1,763,812
13,760,000	Norway Government Bond, 4.500%, 5/22/2019, 144A, (NOK)(d)	1,889,646

		3,653,458

	Panama — 0.1%
680,000	Banco Latinoamericano de Comercio Exterior S.A., 3.250%, 5/07/2020, 144A(d)	695,300
300,000	Banco Latinoamericano de Comercio Exterior S.A., 3.750%, 4/04/2017, 144A(d)	301,875

		997,175

	Paraguay — 0.1%
800,000	Republic of Paraguay, 5.000%, 4/15/2026, 144A	866,000

	Peru — 0.2%
580,000	Southern Copper Corp., 3.875%, 4/23/2025(d)	582,318
1,050,000	Transportadora de Gas del Peru S.A., 4.250%, 4/30/2028, 144A(d)	1,091,055
1,050,000	Union Andina de Cementos SAA, 5.875%, 10/30/2021, 144A	1,102,395

		2,775,768

	Philippines — 0.0%
175,000	PLDT, Inc., EMTN, 8.350%, 3/06/2017(d)	178,727

	Poland — 0.4%
17,080,000	Poland Government Bond, 4.000%, 10/25/2023, (PLN)(d)	4,847,202
3,210,000	Poland Government Bond, 5.500%, 10/25/2019, (PLN)(d)	927,684

		5,774,886

	Portugal — 0.0%
400,000	EDP Finance BV, 4.125%, 1/15/2020, 144A	414,600
225,000	EDP Finance BV, EMTN, 2.000%, 4/22/2025, (EUR)	255,597

		670,197

	Romania — 0.0%
410,000	Romanian Government International Bond, 2.875%, 5/26/2028, 144A, (EUR)	498,589

	Russia — 0.1%
63,000,000	Russian Federal Bond - OFZ, Series 6208, 7.500%, 2/27/2019, (RUB)	983,701

	Singapore — 0.2%
495,000	BOC Aviation Ltd., 3.000%, 3/30/2020(d)	507,801
2,000,000	DBS Bank Ltd., (fixed rate to 9/21/2017, variable rate thereafter), 3.625%, 9/21/2022, 144A(d)	2,033,200

		2,541,001

See accompanying notes to financial statements.

29  |

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Global Equity and Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	South Africa — 0.2%
$930,000	MTN (Mauritius) Investments Ltd., 4.755%, 11/11/2024, 144A	$899,775
500,000	Myriad International Holdings BV, 6.000%, 7/18/2020, 144A	550,100
15,980,000	South Africa Government International Bond, Series R213, 7.000%, 2/28/2031, (ZAR)(d)	972,725

		2,422,600

	Spain — 0.4%
800,000	Gas Natural Fenosa Finance BV, (fixed rate to 4/24/2024, variable rate thereafter), 3.375% , (EUR)(e)	856,217
725,000	Spain Government International Bond, 0.750%, 7/30/2021, (EUR)(d)	842,233
430,000	Spain Government International Bond, 1.600%, 4/30/2025, 144A, (EUR)(d)	518,248
1,825,000	Spain Government International Bond, 4.300%, 10/31/2019, 144A, (EUR)(d)	2,327,185
800,000	Spain Government International Bond, 4.400%, 10/31/2023, 144A, (EUR)(d)	1,147,325

		5,691,208

	Supranationals — 0.5%
2,075,000	Asian Development Bank, GMTN, 0.875%, 10/05/2018	2,072,821
855,000	Banque Quest Africaine de Developpement, 5.500%, 5/06/2021, 144A(d)	909,447
840,000	Central American Bank for Economic Integration, 3.875%, 2/09/2017, 144A(d)	846,300
1,115,000	Corporacion Andina de Fomento, 4.375%, 6/15/2022(d)	1,236,814
1,140,000	International Bank for Reconstruction & Development, 2.500%, 3/12/2020, (AUD)(d)	885,970
70,000,000	International Finance Corp., 7.800%, 6/03/2019, (INR)(d)	1,092,864

		7,044,216

	Sweden — 0.0%
2,450,000	Sweden Government Bond, 5.000%, 12/01/2020, (SEK)(d)	352,387

	Switzerland — 0.1%
1,075,000	Glencore Finance Canada Ltd., 5.550%, 10/25/2042, 144A(d)	1,038,408
200,000	LafargeHolcim Finance U.S. LLC, 3.500%, 9/22/2026, 144A	203,918

		1,242,326

	Thailand — 0.1%
1,010,000	Siam Commercial Bank PCL (The), 3.500%, 4/07/2019, 144A(d)	1,052,071
950,000	Thai Oil PCL, 3.625%, 1/23/2023, 144A(d)	999,052

		2,051,123

	Turkey — 0.1%
800,000	Arcelik AS, 5.000%, 4/03/2023, 144A	789,600

	United Arab Emirates — 0.1%
850,000	DP World Ltd., 3.250%, 5/18/2020, 144A	876,562
600,000	Dubai Electricity & Water Authority, 6.375%, 10/21/2016, 144A(d)	601,373

		1,477,935

	United Kingdom — 0.6%
600,000	Anglo American Capital PLC, 2.625%, 9/27/2017, 144A	598,500
1,100,000	Barclays PLC, (fixed rate to 9/15/2019, variable rate thereafter), 6.625% (e)	1,003,750

See accompanying notes to financial statements.

|  30

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Global Equity and Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	United Kingdom — continued
400,000	Barclays PLC, (fixed rate to 9/15/2019, variable rate thereafter), 7.000%, (GBP)(e)	$483,137
260,000	Delphi Automotive PLC, 1.600%, 9/15/2028, (EUR)	296,853
565,000	HSBC Holdings PLC, (fixed rate to 6/01/2021, variable rate thereafter), 6.875%(e)	587,600
295,000	HSBC Holdings PLC, EMTN, 5.750%, 12/20/2027, (GBP)(d)	454,099
150,000	Imperial Brands Finance PLC, EMTN, 6.250%, 12/04/2018, (GBP)	215,888
400,000	Lloyds Banking Group PLC, 4.500%, 11/04/2024(d)	414,145
1,020,000	Lloyds Banking Group PLC, (fixed rate to 6/27/2024, variable rate thereafter), 7.500%(e)	1,053,354
400,000	Old Mutual PLC, EMTN, 8.000%, 6/03/2021, (GBP)	591,044
1,130,000	Royal Bank of Scotland Group PLC, 6.000%, 12/19/2023(d)	1,177,706
950,000	Royal Bank of Scotland Group PLC, (fixed rate to 8/10/2020, variable rate thereafter), 7.500% (e)	871,502
350,000	Santander UK Group Holdings PLC, 4.750%, 9/15/2025, 144A(d)	350,393
250,000	Standard Chartered PLC, EMTN, (fixed rate to 10/21/2020, variable rate thereafter), 4.000%, 10/21/2025, (EUR)(d)	288,036
600,000	United Kingdom Gilt, 2.000%, 9/07/2025, (GBP)(d)	867,738
130,000	Virgin Media Finance PLC, 4.500%, 1/15/2025, 144A, (EUR)	144,264
100,000	WPP PLC, 6.000%, 4/04/2017, (GBP)(d)	132,898

		9,530,907

	United States — 18.2%
15,000	21st Century Fox America, Inc., 6.400%, 12/15/2035	19,228
9,890,000	AbbVie, Inc., 2.500%, 5/14/2020	10,082,598
45,000	AECOM, 5.750%, 10/15/2022	47,264
45,000	AECOM, 5.875%, 10/15/2024	48,038
1,745,000	AES Corp. (The), 4.875%, 5/15/2023	1,771,175
1,000,000	Alcoa, Inc., 5.125%, 10/01/2024	1,063,750
305,000	Alcoa, Inc., 5.400%, 4/15/2021	326,350
975,000	Alcoa, Inc., 5.900%, 2/01/2027	1,043,250
3,073,000	Alcoa, Inc., 5.950%, 2/01/2037	3,089,901
4,655,000	Ally Financial, Inc., 3.750%, 11/18/2019	4,730,644
3,345,000	Ally Financial, Inc., 4.125%, 2/13/2022	3,382,631
745,000	Ally Financial, Inc., 5.125%, 9/30/2024	789,700
129,000	Ally Financial, Inc., 8.000%, 12/31/2018	142,223
1,728,000	Ally Financial, Inc., 8.000%, 11/01/2031	2,129,760
2,686,371	American Airlines Pass Through Certificates, Series 2016-1, Class B, 5.250%, 7/15/2025	2,817,332
170,098	American Airlines Pass Through Trust, Series 2013-1, Class A, 4.000%, 1/15/2027	180,911
6,190,000	Anadarko Petroleum Corp., 3.450%, 7/15/2024	6,105,828
300,000	Anadarko Petroleum Corp., 4.500%, 7/15/2044	275,249
400,000	Antero Resources Corp., 5.125%, 12/01/2022	403,000
175,000	Antero Resources Corp., 5.375%, 11/01/2021	176,969
3,060,000	Antero Resources Corp., 5.625%, 6/01/2023	3,117,375
1,510,000	AT&T, Inc., 3.400%, 5/15/2025	1,551,386
3,960,000	AT&T, Inc., 4.125%, 2/17/2026	4,279,180

See accompanying notes to financial statements.

31  |

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Global Equity and Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	United States — continued
$6,901	Atlas Air Pass Through Trust, Series 1998-1, Class B, 7.680%, 1/02/2018(c)	$7,022
495,000	Atrium Windows & Doors, Inc., 7.750%, 5/01/2019, 144A	444,881
925,000	Aviation Capital Group Corp., 6.750%, 4/06/2021, 144A	1,086,875
95,000	Avon Products, Inc., 8.950%, 3/15/2043	77,663
200,000	Bank of America Corp., 5.490%, 3/15/2019	216,089
2,700,000	Bank of America Corp., 6.110%, 1/29/2037	3,299,932
115,000	Bank of America Corp., MTN, 4.250%, 10/22/2026	122,008
50,000	Beazer Homes USA, Inc., 7.250%, 2/01/2023	49,750
15,000	Boston Scientific Corp., 5.125%, 1/12/2017	15,157
71,000	California Resources Corp., 5.500%, 9/15/2021	37,630
10,000	California Resources Corp., 6.000%, 11/15/2024	4,775
1,995,000	CenturyLink, Inc., 6.450%, 6/15/2021	2,137,144
510,000	CenturyLink, Inc., 7.650%, 3/15/2042	439,875
55,000	CenturyLink, Inc., Series G, 6.875%, 1/15/2028	53,006
605,000	CenturyLink, Inc., Series P, 7.600%, 9/15/2039	526,350
1,025,000	Chemours Co. (The), 6.625%, 5/15/2023	999,375
190,000	Chemours Co. (The), 7.000%, 5/15/2025	186,675
3,210,000	Chesapeake Energy Corp., 4.875%, 4/15/2022	2,704,425
315,000	Chesapeake Energy Corp., 5.750%, 3/15/2023	267,750
495,000	Chesapeake Energy Corp., 6.125%, 2/15/2021	454,162
190,000	Chesapeake Energy Corp., 6.625%, 8/15/2020	178,838
95,000	Chesapeake Energy Corp., 6.875%, 11/15/2020	88,825
100,000	Chesapeake Energy Corp., 7.250%, 12/15/2018	101,500
7,030,000	Chesapeake Energy Corp., 8.000%, 12/15/2022, 144A	7,126,662
780,000	Chevron Corp., 2.419%, 11/17/2020(d)	802,003
1,635,000	Cimarex Energy Co., 4.375%, 6/01/2024	1,707,666
525,000	Cincinnati Bell, Inc., 7.000%, 7/15/2024, 144A	538,125
500,000	Citizens Financial Group, Inc., 4.300%, 12/03/2025	524,636
2,913,000	Clear Channel Worldwide Holdings, Inc., 7.625%, 3/15/2020	2,887,511
155,000	Cleaver-Brooks, Inc., 8.750%, 12/15/2019, 144A	162,363
480,000	Consolidated Communications, Inc., 6.500%, 10/01/2022	465,600
265,000	Constellation Brands, Inc., 4.750%, 11/15/2024	286,862
1,005,000	Continental Airlines Pass Through Certificates, Series 2012-3, Class C, 6.125%, 4/29/2018	1,050,225
75,986	Continental Airlines Pass Through Trust, Series 1999-1, Class B, 6.795%, 2/02/2020	78,691
255,000	Continental Resources, Inc., 3.800%, 6/01/2024	233,325
50,000	Continental Resources, Inc., 4.500%, 4/15/2023	48,000
375,000	Cox Communications, Inc., 4.800%, 2/01/2035, 144A	371,598
1,335,000	CSC Holdings LLC, 10.875%, 10/15/2025, 144A	1,563,619
155,000	Cummins, Inc., 5.650%, 3/01/2098	173,239
160,460	Delta Air Lines Pass Through Trust, Series 2007-1, Class B, 8.021%, 2/10/2024	182,731
1,200,000	Devon Energy Corp., 3.250%, 5/15/2022	1,191,421
990,000	Devon Energy Corp., 5.850%, 12/15/2025	1,114,125
475,000	Diamond 1 Finance Corp./Diamond 2 Finance Corp., 6.020%, 6/15/2026, 144A	520,744

See accompanying notes to financial statements.

|  32

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Global Equity and Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	United States — continued
$42,000	Dillard’s, Inc., 6.625%, 1/15/2018	$44,360
50,000	Dillard’s, Inc., 7.000%, 12/01/2028	57,247
8,000	Dillard’s, Inc., 7.750%, 7/15/2026	9,210
300,000	Discovery Communications LLC, 1.900%, 3/19/2027, (EUR)	331,589
395,000	DISH DBS Corp., 5.000%, 3/15/2023	384,137
1,495,000	DISH DBS Corp., 5.875%, 11/15/2024	1,476,312
315,000	DPL, Inc., 6.750%, 10/01/2019	326,812
310,000	DR Horton, Inc., 4.375%, 9/15/2022	333,250
235,000	DS Services of America, Inc., 10.000%, 9/01/2021, 144A	262,025
600,000	Enbridge Energy Partners LP, 5.875%, 10/15/2025	689,788
575,000	Enbridge Energy Partners LP, 7.375%, 10/15/2045	727,082
410,000	FedEx Corp., 1.000%, 1/11/2023, (EUR)	474,446
150,000	Foot Locker, Inc., 8.500%, 1/15/2022	177,000
25,000	Ford Motor Co., 6.375%, 2/01/2029	30,639
50,000	Ford Motor Co., 6.625%, 2/15/2028	59,912
2,105,000	Ford Motor Co., 6.625%, 10/01/2028	2,644,413
40,000	Ford Motor Co., 7.125%, 11/15/2025	49,892
530,000	Ford Motor Co., 7.400%, 11/01/2046	765,318
5,000	Ford Motor Co., 7.500%, 8/01/2026	6,391
5,000,000	Ford Motor Credit Co. LLC, 2.459%, 3/27/2020	5,046,645
1,600,000	Ford Motor Credit Co. LLC, 3.588%, 6/02/2020, (AUD)(d)	1,248,402
1,000,000	Ford Motor Credit Co. LLC, 5.000%, 5/15/2018	1,049,654
905,000	Forethought Financial Group, Inc., 8.625%, 4/15/2021, 144A(f)(g)	1,040,533
2,370,000	Freeport-McMoRan, Inc., 3.875%, 3/15/2023(d)	2,126,885
210,000	Freeport-McMoRan, Inc., 5.400%, 11/14/2034	174,300
2,475,000	Freeport-McMoRan, Inc., 5.450%, 3/15/2043	1,986,187
865,000	Frontier Communications Corp., 6.875%, 1/15/2025	765,525
560,000	Frontier Communications Corp., 11.000%, 9/15/2025	584,500
205,000	FTS International, Inc., 6.250%, 5/01/2022	78,413
275,000	Gates Global LLC/Gates Global Co., 6.000%, 7/15/2022, 144A	261,250
50,000	General Electric Co., GMTN, 3.100%, 1/09/2023	53,118
740,000	General Electric Co., Series D, (fixed rate to 1/21/2021, variable rate thereafter), 5.000% (d)(e)	786,953
115,000	General Motors Co., 5.200%, 4/01/2045	119,621
195,000	General Motors Co., 6.750%, 4/01/2046	244,467
5,000,000	General Motors Financial Co., Inc., 2.400%, 4/10/2018	5,036,090
240,000	General Motors Financial Co., Inc., 3.450%, 4/10/2022	243,434
925,000	General Motors Financial Co., Inc., 5.250%, 3/01/2026	1,015,913
195,000	Genworth Holdings, Inc., 4.800%, 2/15/2024	160,388
500,000	Genworth Holdings, Inc., 4.900%, 8/15/2023	416,250
215,000	Genworth Holdings, Inc., 6.500%, 6/15/2034	175,225
3,435,000	Georgia-Pacific LLC, 7.250%, 6/01/2028	4,649,736
105,000	Georgia-Pacific LLC, 7.375%, 12/01/2025	139,952
180,000	Georgia-Pacific LLC, 7.750%, 11/15/2029	257,588
315,000	Georgia-Pacific LLC, 8.875%, 5/15/2031	498,300
800,000	Goldman Sachs Group, Inc. (The), 3.375%, 2/01/2018, (CAD)(d)	624,298
2,295,000	Goldman Sachs Group, Inc. (The), 6.750%, 10/01/2037	2,922,246

See accompanying notes to financial statements.

33  |

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Global Equity and Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	United States — continued
$3,045,000	Goodyear Tire & Rubber Co. (The), 7.000%, 5/15/2022	$3,227,700
165,000	Goodyear Tire & Rubber Co. (The), 7.000%, 3/15/2028	180,263
70,000	GS Mortgage Securities Trust, Series 2007-GG10, Class AM, 5.988%, 8/10/2045(h)	67,377
1,000,000	HCA Holdings, Inc., 6.250%, 2/15/2021	1,085,000
20,000	HCA, Inc., 4.750%, 5/01/2023	20,850
225,000	HCA, Inc., 7.050%, 12/01/2027	239,344
820,000	HCA, Inc., 7.500%, 11/06/2033	888,675
1,500,000	HCA, Inc., 7.690%, 6/15/2025	1,685,865
395,000	HCA, Inc., 8.360%, 4/15/2024	458,627
195,000	HCA, Inc., MTN, 7.580%, 9/15/2025	219,863
75,000	HCA, Inc., MTN, 7.750%, 7/15/2036	81,281
855,000	Hecla Mining Co., 6.875%, 5/01/2021	858,206
585,000	Hercules, Inc., 6.500%, 6/30/2029	526,500
490,000	Hewlett Packard Enterprise Co., 6.350%, 10/15/2045, 144A	505,652
310,000	Hexion, Inc., 7.875%, 2/15/2023(c)(f)	111,600
470,000	Highwoods Realty LP, 5.850%, 3/15/2017	478,446
485,000	Huntington Ingalls Industries, Inc., 5.000%, 11/15/2025, 144A	512,887
955,000	Hyundai Capital America, 2.750%, 9/27/2026, 144A	942,671
450,000	International Lease Finance Corp., 4.625%, 4/15/2021	471,375
1,250,000	International Lease Finance Corp., 6.250%, 5/15/2019	1,354,687
745,000	INVISTA Finance LLC, 4.250%, 10/15/2019, 144A	741,335
145,000	iStar, Inc., 4.875%, 7/01/2018	145,725
3,460,000	iStar, Inc., 5.000%, 7/01/2019	3,450,935
70,000	iStar, Inc., 5.850%, 3/15/2017	70,836
200,000	iStar, Inc., 7.125%, 2/15/2018	208,500
48,000	J.C. Penney Corp., Inc., 6.375%, 10/15/2036	41,280
5,000	J.C. Penney Corp., Inc., 7.625%, 3/01/2097	4,125
665,000	Jefferies Group LLC, 5.125%, 4/13/2018	694,269
30,000	Jefferies Group LLC, 5.125%, 1/20/2023	31,962
1,070,000	Jefferies Group LLC, 6.250%, 1/15/2036	1,115,236
685,000	Jefferies Group LLC, 6.450%, 6/08/2027	775,488
1,410,000	Jefferies Group LLC, 6.875%, 4/15/2021	1,645,019
15,000	K. Hovnanian Enterprises, Inc., 5.000%, 11/01/2021(f)(g)	10,500
110,000	K. Hovnanian Enterprises, Inc., 7.000%, 1/15/2019, 144A	74,525
165,000	K. Hovnanian Enterprises, Inc., 8.000%, 11/01/2019, 144A	99,825
1,665,000	KB Home, 8.000%, 3/15/2020	1,854,394
2,805,000	Kraton Polymers LLC/Kraton Polymers Capital Corp., 10.500%, 4/15/2023, 144A	3,183,675
190,000	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 7.375%, 10/01/2017	191,425
140,000	Level 3 Communications, Inc., 5.750%, 12/01/2022	146,300
330,000	Level 3 Financing, Inc., 5.125%, 5/01/2023	339,900
760,000	Level 3 Financing, Inc., 5.375%, 5/01/2025	792,300
20,000	Macy’s Retail Holdings, Inc., 4.500%, 12/15/2034	18,781
165,000	Masco Corp., 6.500%, 8/15/2032	181,500
865,000	Masco Corp., 7.750%, 8/01/2029	1,033,675

See accompanying notes to financial statements.

|  34

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Global Equity and Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	United States — continued
$410,000	Micron Technology, Inc., 5.250%, 8/01/2023, 144A	$404,875
965,000	Micron Technology, Inc., 5.500%, 2/01/2025	945,700
1,230,000	Micron Technology, Inc., 5.625%, 1/15/2026, 144A	1,177,725
1,430,000	Midas Intermediate Holdco II LLC/Midas Intermediate Holdco II Finance, Inc., 7.875%, 10/01/2022, 144A	1,455,025
825,000	Morgan Stanley, 2.125%, 4/25/2018	831,934
220,000	Morgan Stanley, 2.500%, 1/24/2019	224,171
450,000	Morgan Stanley, 3.750%, 2/25/2023	477,941
725,000	Morgan Stanley, 5.750%, 1/25/2021	826,453
3,150,000	Morgan Stanley, MTN, 4.100%, 5/22/2023	3,330,372
600,000	Morgan Stanley, MTN, 6.250%, 8/09/2026	752,258
100,000	Morgan Stanley, Series F, MTN, 1.129%, 10/18/2016(h)	100,014
25,000	MPLX LP, 4.500%, 7/15/2023	25,486
95,000	MPLX LP, 4.875%, 6/01/2025	98,162
3,000,000	Navient Corp., 5.000%, 10/26/2020	2,958,750
95,000	Navient Corp., 5.875%, 10/25/2024	86,450
175,000	Navient LLC, 4.875%, 6/17/2019	174,344
915,000	Navient LLC, 5.500%, 1/25/2023	839,512
1,600(††††)	Navient LLC, 6.000%, 12/15/2043	36,760
40,000	Navient LLC, MTN, 4.625%, 9/25/2017	40,600
60,000	Navient LLC, MTN, 5.500%, 1/15/2019	60,900
1,130,000	Navient LLC, MTN, 7.250%, 1/25/2022	1,152,600
10,000	Navient LLC, Series A, MTN, 5.000%, 6/15/2018	10,000
2,560,000	Navient LLC, Series A, MTN, 5.625%, 8/01/2033(f)(g)	2,035,200
360,000	Navient LLC, Series A, MTN, 8.450%, 6/15/2018	387,000
4,457,000	New Albertson’s, Inc., 7.450%, 8/01/2029	4,367,860
525,000	New Albertson’s, Inc., 7.750%, 6/15/2026	523,031
5,710,000	New Albertson’s, Inc., 8.000%, 5/01/2031	5,631,487
2,110,000	New Albertson’s, Inc., 8.700%, 5/01/2030	2,141,650
1,265,000	New Albertson’s, Inc., Series C, MTN, 6.625%, 6/01/2028	1,163,800
365,000	Newell Brands, Inc., 4.000%, 12/01/2024	387,764
65,000	Newfield Exploration Co., 5.625%, 7/01/2024	66,625
20,000	NGPL PipeCo LLC, 7.768%, 12/15/2037, 144A	21,700
1,019,000	Noble Energy, Inc., 5.625%, 5/01/2021	1,064,926
135,000	Oasis Petroleum, Inc., 6.875%, 3/15/2022	129,263
220,000	Oasis Petroleum, Inc., 6.875%, 1/15/2023	210,100
2,275,000	Oceaneering International, Inc., 4.650%, 11/15/2024	2,292,517
420,000	Old Republic International Corp., 4.875%, 10/01/2024	454,141
5,085,000	ONEOK Partners LP, 4.900%, 3/15/2025	5,470,072
25,000	ONEOK Partners LP, 6.200%, 9/15/2043	27,619
55,000	Outfront Media Capital LLC/Outfront Media Capital Corp., 5.250%, 2/15/2022	57,200
140,000	Outfront Media Capital LLC/Outfront Media Capital Corp., 5.875%, 3/15/2025	147,000
535,000	Owens Corning, 7.000%, 12/01/2036	675,374
2,965,000	Owens-Brockway Glass Container, Inc., 5.375%, 1/15/2025, 144A	3,083,600
540,000	PulteGroup, Inc., 6.000%, 2/15/2035	545,400
785,000	PulteGroup, Inc., 6.375%, 5/15/2033	817,709

See accompanying notes to financial statements.

35  |

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Global Equity and Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	United States — continued
$220,000	PulteGroup, Inc., 7.875%, 6/15/2032	$254,100
285,000	QEP Resources, Inc., 5.250%, 5/01/2023	280,725
145,000	QEP Resources, Inc., 5.375%, 10/01/2022	143,913
65,000	QEP Resources, Inc., 6.875%, 3/01/2021	67,763
255,000	Quicken Loans, Inc., 5.750%, 5/01/2025, 144A	253,088
1,335,000	Qwest Capital Funding, Inc., 6.500%, 11/15/2018	1,411,762
650,000	Qwest Capital Funding, Inc., 6.875%, 7/15/2028	614,250
400,000	Qwest Capital Funding, Inc., 7.625%, 8/03/2021	412,000
60,000	Qwest Capital Funding, Inc., 7.750%, 2/15/2031	58,200
476,000	Qwest Corp., 6.875%, 9/15/2033	474,523
115,000	Qwest Corp., 7.250%, 9/15/2025	125,848
37,000	R.R. Donnelley & Sons Co., 7.000%, 2/15/2022	38,388
200,000	Rain CII Carbon LLC/CII Carbon Corp., 8.250%, 1/15/2021, 144A	195,000
230,000	Range Resources Corp., 4.875%, 5/15/2025	220,800
850,000	Range Resources Corp., 5.000%, 8/15/2022, 144A	845,750
220,000	Range Resources Corp., 5.000%, 3/15/2023, 144A	215,050
1,075,000	Regency Energy Partners LP/Regency Energy Finance Corp., 5.000%, 10/01/2022	1,134,606
230,000	Regency Energy Partners LP/Regency Energy Finance Corp., 5.500%, 4/15/2023	237,449
665,000	Sabine Pass Liquefaction LLC, 5.625%, 2/01/2021	702,406
20,000	Sabine Pass Liquefaction LLC, 5.625%, 3/01/2025	21,500
970,000	Santander Holdings USA, Inc., 2.650%, 4/17/2020(d)	975,831
25,000	Sealed Air Corp., 4.875%, 12/01/2022, 144A	26,250
640,000	Sealed Air Corp., 5.500%, 9/15/2025, 144A	686,400
420,000	ServiceMaster Co. LLC (The), 7.450%, 8/15/2027	446,460
760,000	Shearer’s Foods LLC/Chip Finance Corp., 9.000%, 11/01/2019, 144A	797,240
425,000	Spectrum Brands, Inc., 4.000%, 10/01/2026, 144A, (EUR)	485,382
2,675,000	Springleaf Finance Corp., 5.250%, 12/15/2019	2,731,844
330,000	Springleaf Finance Corp., 7.750%, 10/01/2021	346,087
130,000	Springleaf Finance Corp., 8.250%, 10/01/2023	136,500
2,349,000	Sprint Capital Corp., 6.875%, 11/15/2028	2,205,124
2,240,000	Sprint Capital Corp., 8.750%, 3/15/2032	2,284,800
26,000	Sprint Communications, Inc., 6.000%, 12/01/2016	26,130
1,720,000	Sprint Communications, Inc., 6.000%, 11/15/2022	1,595,300
120,000	Sprint Corp., 7.125%, 6/15/2024	117,000
2,840,000	Sprint Corp., 7.875%, 9/15/2023	2,857,750
2,910,000	SUPERVALU, Inc., 6.750%, 6/01/2021	2,720,850
670,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 4.125%, 11/15/2019	679,380
175,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 5.000%, 1/15/2018	181,125
1,365,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 6.750%, 3/15/2024	1,460,550
520,000	Tenet Healthcare Corp., 5.000%, 3/01/2019	508,300
100,000	Tenet Healthcare Corp., 6.750%, 6/15/2023	93,000
1,360,000	Tenet Healthcare Corp., 6.875%, 11/15/2031	1,118,600
820,000	Textron, Inc., 5.950%, 9/21/2021	939,276

See accompanying notes to financial statements.

|  36

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Global Equity and Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	United States — continued
$90,000	Time Warner Cable LLC, 4.500%, 9/15/2042	$85,883
565,000	Time Warner Cable LLC, 5.250%, 7/15/2042, (GBP)(d)	859,621
85,000	Time Warner Cable LLC, 5.500%, 9/01/2041	90,730
1,680,000	Transcontinental Gas Pipe Line Co. LLC, 7.850%, 2/01/2026, 144A	2,174,997
171,000	TransDigm, Inc., 6.500%, 7/15/2024	179,978
185,000	TransDigm, Inc., 6.500%, 5/15/2025	192,631
6,665,000	TRI Pointe Group, Inc., 4.875%, 7/01/2021	6,831,625
90,000	TRI Pointe Holdings, Inc./TRI Pointe Group, Inc., 4.375%, 6/15/2019	92,588
5,000	TRI Pointe Holdings, Inc./TRI Pointe Group, Inc., 5.875%, 6/15/2024	5,200
870,000	TRU Taj LLC/TRU Taj Finance, Inc., 12.000%, 8/15/2021, 144A	876,525
8,530,000	U.S. Treasury Note, 0.375%, 10/31/2016	8,531,587
8,520,000	U.S. Treasury Note, 0.500%, 11/30/2016	8,524,183
370,000	U.S. Treasury Note, 0.625%, 8/31/2017(d)(i)	369,899
10,257	UAL Pass Through Trust, Series 2009-1, 10.400%, 5/01/2018	10,270
630,000	United Continental Holdings, Inc., 6.375%, 6/01/2018	661,500
2,940,000	United Rentals North America, Inc., 5.500%, 7/15/2025	2,998,800
2,635,000	United Rentals North America, Inc., 5.750%, 11/15/2024	2,733,812
295,000	United Rentals North America, Inc., 7.625%, 4/15/2022	314,175
1,940,000	United States Steel Corp., 6.650%, 6/01/2037	1,552,000
690,000	United States Steel Corp., 7.375%, 4/01/2020	686,550
770,000	United States Steel Corp., 7.500%, 3/15/2022	758,450
111,922	US Airways Pass Through Trust, Series 2012-1A, Class A, 5.900%, 4/01/2026	128,711
59,592	US Airways Pass Through Trust, Series 2012-1B, Class B, 8.000%, 4/01/2021	65,998
422,020	US Airways Pass Through Trust, Series 2012-2A, Class A, 4.625%, 12/03/2026	460,001
230,000	USG Corp., 9.500%, 1/15/2018	249,780
25,000	Viacom, Inc., 4.375%, 3/15/2043	22,952
180,000	Viacom, Inc., 4.850%, 12/15/2034	183,522
395,000	Viacom, Inc., 5.250%, 4/01/2044	413,542
145,000	Viacom, Inc., 5.850%, 9/01/2043	163,538
1,380,000	Western Digital Corp., 7.375%, 4/01/2023, 144A	1,518,000
60,000	Weyerhaeuser Co., 6.950%, 10/01/2027	74,592
315,000	Weyerhaeuser Co., 7.375%, 3/15/2032	426,463
1,060,000	Whiting Petroleum Corp., 5.000%, 3/15/2019	1,025,550
590,000	Whiting Petroleum Corp., 5.750%, 3/15/2021	551,650
130,000	Whiting Petroleum Corp., 6.250%, 4/01/2023	118,625
555,000	Whiting Petroleum Corp., 6.500%, 10/01/2018	546,675
55,000	Windstream Services LLC, 7.500%, 6/01/2022	52,800
1,955,000	Windstream Services LLC, 7.500%, 4/01/2023	1,867,025
1,105,000	Windstream Services LLC, 7.750%, 10/01/2021	1,102,237
500,000	WPX Energy, Inc., 5.250%, 1/15/2017	503,750
125,000	Xerox Corp., 6.750%, 2/01/2017	126,969

		280,397,424

	Total Non-Convertible Bonds (Identified Cost $446,354,695)	472,467,061

See accompanying notes to financial statements.

37  |

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Global Equity and Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
Convertible Bonds — 1.0%
	United States — 1.0%
$650,000	Brocade Communications Systems, Inc., 1.375%, 1/01/2020	$641,469
10,000	CalAmp Corp., 1.625%, 5/15/2020	9,250
190,000	CalAtlantic Group, Inc., 0.250%, 6/01/2019	175,988
68,000	Chesapeake Energy Corp., 2.500%, 5/15/2037	67,575
185,000	Ciena Corp., 3.750%, 10/15/2018, 144A	234,025
2,290,000	Dish Network Corp., 3.375%, 8/15/2026, 144A	2,507,550
530,000	Hologic, Inc., (accretes to principal after 3/01/2018), 2.000%, 3/01/2042(j)	722,125
275,000	Iconix Brand Group, Inc., 1.500%, 3/15/2018	237,188
1,125,000	Intel Corp., 3.250%, 8/01/2039	2,057,344
1,000,000	KB Home, 1.375%, 2/01/2019	972,500
1,690,000	Nuance Communications, Inc., 1.000%, 12/15/2035, 144A	1,470,300
2,200,000	Old Republic International Corp., 3.750%, 3/15/2018	2,641,375
1,450,000	Priceline Group, Inc. (The), 0.900%, 9/15/2021	1,556,937
1,580,000	Rovi Corp., 0.500%, 3/01/2020	1,574,517
40,000	RPM International, Inc., 2.250%, 12/15/2020	47,925
90,000	Trinity Industries, Inc., 3.875%, 6/01/2036	107,550

	Total Convertible Bonds (Identified Cost $12,795,697)	15,023,618

Municipals — 0.0%
	United States — 0.0%
155,000	State of Illinois, 5.100%, 6/01/2033	149,420
130,000	Virginia Tobacco Settlement Financing Corp., Series A-1, 6.706%, 6/01/2046	111,654

	Total Municipals (Identified Cost $251,681)	261,074

	Total Bonds and Notes (Identified Cost $459,402,073)	487,751,753

Senior Loans — 0.3%
	United States — 0.3%
4,316	Dex Media, Inc., Term Loan, 11.000%, 7/29/2021(h)	4,111
1,809,375	Fairpoint Communications, Inc., Refi Term Loan, 7.500%, 2/14/2019(h)	1,808,398
1,065,000	Flying Fortress, Inc., New Term Loan, 3.588%, 4/30/2020(h)	1,070,858
444,001	PowerTeam Services LLC, 1st Lien Term Loan, 4.250%, 5/06/2020(h)	442,336
120,000	PowerTeam Services LLC, 2nd Lien Term Loan, 8.250%, 11/06/2020(h)	119,400
837,245	Supervalu, Inc., Refi Term Loan B, 5.500%, 3/21/2019(h)	838,099

	Total Senior Loans (Identified Cost $4,280,345)	4,283,202

Shares
Preferred Stocks — 0.0%
	United States — 0.0%
2,585	Alcoa, Inc., Series 1, 5.375%	84,504

See accompanying notes to financial statements.

|  38

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Global Equity and Income Fund – (continued)

Shares	Description	Value (†)
	United States — continued
460	Chesapeake Energy Corp., 5.000%(b)	$19,723
40	Chesapeake Energy Corp., 5.750%(b)	20,825
736	Chesapeake Energy Corp., 5.750%(b)	389,160
84	Chesapeake Energy Corp., Series A, 5.750% 144A(b)	43,732
2,794	El Paso Energy Capital Trust I, 4.750%	139,700

	Total Preferred Stocks (Identified Cost $703,097)	697,644

Warrants — 0.0%
2,475	Halcon Resources Corp., Expiration on 9/9/2020 at $14.04(b)(c) (Identified Cost $0)	3,776

Principal Amount (‡)
Short-Term Investments — 2.1%
$31,962,491	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2016 at 0.030% to be repurchased at $31,962,572 on 10/03/2016 collateralized by $30,225,000 U.S. Treasury Note, 2.500% due 8/15/2023 valued at $32,605,219 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $31,962,491)	31,962,491

	Total Investments — 99.5% (Identified Cost $1,352,352,627)(a)	1,531,214,106
	Other assets less liabilities — 0.5%	7,789,952

	Net Assets — 100.0%	$1,539,004,058

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 1,000.
(†††)	Amount shown represents units. One unit represents a principal amount of 100.
(††††)	Amount shown represents units. One unit represents a principal amount of 25.
(a)	Federal Tax Information:
	At September 30, 2016, the net unrealized appreciation on investments based on a cost of $1,350,922,765 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$215,979,568
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(35,688,227)

	Net unrealized appreciation	$180,291,341

(b)	Non-income producing security.
(c)	Fair valued by the Fund’s adviser. At September 30, 2016, the value of these securities amounted to $123,730 or less than 0.1% of net assets. See Note 2 of Notes to Financial Statements.
(d)	Security (or a portion thereof) has been designated to cover the Fund’s obligations under open derivative contracts.

See accompanying notes to financial statements.

39  |

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Global Equity and Income Fund – (continued)

(e)	Perpetual bond with no specified maturity date.
(f)	Illiquid security. (Unaudited)
(g)	Securities classified as fair valued pursuant to the Fund’s pricing policies and procedures. At September 30, 2016, the value of these securities amounted to $3,086,233 or 0.2% of net assets. See Note 2 of Notes to Financial Statements.
(h)	Variable rate security. Rate as of September 30, 2016 is disclosed.
(i)	Security (or a portion thereof) has been pledged as collateral for open derivative contracts.
(j)	Coupon rate is a fixed rate for an initial period then resets at a specified date and rate.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2016, the value of Rule 144A holdings amounted to $120,137,536 or 7.8% of net assets.
ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.
EMTN	Euro Medium Term Note
GMTN	Global Medium Term Note
MTN	Medium Term Note

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CLP	Chilean Peso
COP	Colombian Peso
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
INR	Indian Rupee
KRW	South Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
RUB	New Russian Ruble
SEK	Swedish Krona
ZAR	South African Rand

See accompanying notes to financial statements.

|  40

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Global Equity and Income Fund – (continued)

At September 30, 2016, the Fund had the following open forward foreign currency contracts:

Contract to Buy/Sell	Delivery Date	Currency	Units of Currency	Notional Value	Unrealized Appreciation (Depreciation)
Sell[1]	12/21/2016	Australian Dollar	3,428,000	$2,619,048	$(61,876)
Buy[1]	12/21/2016	British Pound	2,370,000	3,076,838	(56,930)
Sell[1]	12/21/2016	Canadian Dollar	7,245,000	5,525,473	30,687
Sell[1]	12/21/2016	Canadian Dollar	8,000,000	6,101,281	(9,524)
Buy[2]	12/21/2016	Euro	850,000	958,297	1,176
Buy[2]	12/21/2016	Euro	36,370,000	41,003,853	(5,217)
Sell[2]	12/21/2016	Euro	620,000	698,993	(239)
Sell[1]	12/21/2016	Indonesian Rupiah	39,600,000,000	2,998,788	(33,607)
Buy[1]	12/21/2016	Japanese Yen	2,486,500,000	24,605,424	230,841
Sell[3]	12/21/2016	Mexican Peso	117,600,000	6,012,969	332,777
Sell[1]	12/21/2016	New Zealand Dollar	8,162,000	5,925,324	(4,446)
Sell[3]	12/21/2016	Norwegian Krone	4,200,000	525,467	(12,029)
Sell[4]	12/21/2016	Polish Zloty	14,420,000	3,765,440	3,313
Sell[3]	12/21/2016	South African Rand	13,500,000	969,033	(49,726)
Sell[3]	12/21/2016	Swedish Krona	3,100,000	362,791	4,407

Total					$369,607

At September 30, 2016, the Fund had the following open forward cross currency contracts:

Settlement Date	Deliver/Units of Currency		Receive/Units of Currency			Unrealized Appreciation (Depreciation)
12/21/2016	Norwegian Krone	14,180,000	Euro	[1]	1,526,810	$(52,739)

1 Counterparty is Credit Suisse International

2 Counterparty is Morgan Stanley & Co.

3 Counterparty is UBS AG

4 Counterparty is Citibank N.A.

See accompanying notes to financial statements.

41  |

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Global Equity and Income Fund – (continued)

Industry Summary at September 30, 2016

Internet Software & Services	9.2%
Treasuries	5.5
Aerospace & Defense	5.1
Capital Markets	5.0
Insurance	4.5
Pharmaceuticals	4.1
Chemicals	3.7
Banking	3.7
Specialty Retail	3.5
Media	3.0
IT Services	2.9
Internet & Direct Marketing Retail	2.8
Banks	2.5
Beverages	2.2
Food Products	2.2
Other Investments, less than 2% each	37.5
Short-Term Investments	2.1

Total Investments	99.5
Other assets less liabilities (including forward foreign currency contracts)	0.5

Net Assets	100.0%

Currency Exposure Summary at September 30, 2016

United States Dollar	73.3%
Euro	6.1
Swiss Franc	5.0
British Pound	3.2
Hong Kong Dollar	2.4
Canadian Dollar	2.0
Indian Rupee	2.0
Other, less than 2% each	5.5

Total Investments	99.5
Other assets less liabilities (including forward foreign currency contracts)	0.5

Net Assets	100.0%

See accompanying notes to financial statements.

|  42

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Growth Fund

Shares	Description	Value (†)
Common Stocks — 98.3% of Net Assets
	Air Freight & Logistics — 5.8%
2,583,164	Expeditors International of Washington, Inc.	$133,084,609
1,104,940	United Parcel Service, Inc., Class B	120,836,239

		253,920,848

	Beverages — 8.1%
3,414,551	Coca-Cola Co. (The)	144,503,798
1,266,142	Monster Beverage Corp.(b)	185,882,307
443,291	SABMiller PLC, Sponsored ADR	25,750,774

		356,136,879

	Biotechnology — 4.3%
598,438	Amgen, Inc.	99,825,443
226,065	Regeneron Pharmaceuticals, Inc.(b)	90,882,651

		190,708,094

	Capital Markets — 4.8%
519,543	FactSet Research Systems, Inc.	84,217,920
170,519	Greenhill & Co., Inc.	4,019,133
2,678,293	SEI Investments Co.	122,156,944

		210,393,997

	Communications Equipment — 5.1%
7,017,264	Cisco Systems, Inc.	222,587,614

	Consumer Finance — 1.3%
876,631	American Express Co.	56,139,449

	Energy Equipment & Services — 2.5%
1,384,165	Schlumberger Ltd.	108,850,736

	Food Products — 3.7%
11,048,803	Danone, Sponsored ADR	164,074,724

	Health Care Equipment & Supplies — 2.6%
1,176,628	Varian Medical Systems, Inc.(b)	117,109,785

	Health Care Technology — 2.6%
1,845,161	Cerner Corp.(b)	113,938,692

	Hotels, Restaurants & Leisure — 2.6%
1,267,141	Yum! Brands, Inc.	115,069,074

	Household Products — 3.5%
1,713,557	Procter & Gamble Co. (The)	153,791,741

	Internet & Direct Marketing Retail — 7.3%
381,585	Amazon.com, Inc.(b)	319,504,936

	Internet Software & Services — 16.2%
2,049,871	Alibaba Group Holding Ltd., Sponsored ADR(b)	216,855,853
146,521	Alphabet, Inc., Class C(b)	113,889,308
145,961	Alphabet, Inc., Class A(b)	117,361,402
2,051,562	Facebook, Inc., Class A(b)	263,153,858

		711,260,421

See accompanying notes to financial statements.

43  |

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Growth Fund – (continued)

Shares	Description	Value (†)
	IT Services — 5.7%
434,095	Automatic Data Processing, Inc.	$38,287,179
2,554,796	Visa, Inc., Class A	211,281,629

		249,568,808

	Machinery — 1.8%
918,625	Deere & Co.	78,404,644

	Pharmaceuticals — 6.7%
1,025,390	Merck & Co., Inc.	63,994,590
1,269,385	Novartis AG, Sponsored ADR	100,230,640
3,137,955	Novo Nordisk AS, Sponsored ADR	130,507,548

		294,732,778

	Semiconductors & Semiconductor Equipment — 4.9%
292,992	Analog Devices, Inc.	18,883,334
2,876,024	QUALCOMM, Inc.	197,007,644

		215,890,978

	Software — 8.8%
1,648,712	Autodesk, Inc.(b)	119,251,339
1,745,555	Microsoft Corp.	100,543,968
4,295,386	Oracle Corp.	168,722,762

		388,518,069

	Total Common Stocks (Identified Cost $3,772,884,348)	4,320,602,267

Principal Amount
Short-Term Investments — 2.7%
$115,998,857	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2016 at 0.030% to be repurchased at $115,999,147 on 10/03/2016 collateralized by $109,685,000 U.S. Treasury Note, 2.500% due 8/15/2023 valued at $118,322,694 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $115,998,857)	115,998,857

	Total Investments — 101.0% (Identified Cost $3,888,883,205)(a)	4,436,601,124
	Other assets less liabilities — (1.0)%	(42,088,297)

	Net Assets — 100.0%	$4,394,512,827

See accompanying notes to financial statements.

|  44

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Growth Fund – (continued)

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
	At September 30, 2016, the net unrealized appreciation on investments based on a cost of $3,889,923,543 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$592,453,674
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(45,776,093)

	Net unrealized appreciation	$546,677,581

(b)	Non-income producing security.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.

Industry Summary at September 30, 2016

Internet Software & Services	16.2%
Software	8.8
Beverages	8.1
Internet & Direct Marketing Retail	7.3
Pharmaceuticals	6.7
Air Freight & Logistics	5.8
IT Services	5.7
Communications Equipment	5.1
Semiconductors & Semiconductor Equipment	4.9
Capital Markets	4.8
Biotechnology	4.3
Food Products	3.7
Household Products	3.5
Health Care Equipment & Supplies	2.6
Hotels, Restaurants & Leisure	2.6
Health Care Technology	2.6
Energy Equipment & Services	2.5
Other Investments, less than 2% each	3.1
Short-Term Investments	2.7

Total Investments	101.0
Other assets less liabilities	(1.0)

Net Assets	100.0%

See accompanying notes to financial statements.

45  |

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Value Fund

Shares	Description	Value (†)
Common Stocks — 98.0% of Net Assets
	Aerospace & Defense — 3.7%
99,639	Northrop Grumman Corp.	$21,317,764
245,287	United Technologies Corp.	24,921,159

		46,238,923

	Automobiles — 1.0%
232,250	Harley-Davidson, Inc.	12,214,027

	Banks — 11.9%
1,724,556	Bank of America Corp.	26,989,301
451,096	Citigroup, Inc.	21,305,264
628,059	Fifth Third Bancorp	12,850,087
563,936	JPMorgan Chase & Co.	37,552,498
245,423	PNC Financial Services Group, Inc. (The)	22,110,158
644,545	Wells Fargo & Co.	28,540,453

		149,347,761

	Beverages — 1.5%
176,784	PepsiCo, Inc.	19,228,796

	Biotechnology — 1.0%
200,058	AbbVie, Inc.	12,617,658

	Capital Markets — 2.3%
162,749	Ameriprise Financial, Inc.	16,237,468
175,413	State Street Corp.	12,214,007

		28,451,475

	Chemicals — 1.4%
262,897	E.I. du Pont de Nemours & Co.	17,606,212

	Communications Equipment — 3.0%
719,409	Cisco Systems, Inc.	22,819,654
169,171	Harris Corp.	15,497,755

		38,317,409

	Construction Materials — 1.5%
163,165	Vulcan Materials Co.	18,556,755

	Consumer Finance — 2.7%
183,919	American Express Co.	11,778,173
390,527	Discover Financial Services	22,084,302

		33,862,475

	Containers & Packaging — 1.5%
401,203	Sealed Air Corp.	18,383,121

	Diversified Telecommunication Services — 1.5%
368,419	Verizon Communications, Inc.	19,150,420

	Electric Utilities — 2.9%
161,807	NextEra Energy, Inc.	19,792,232
278,156	PG&E Corp.	17,014,803

		36,807,035

See accompanying notes to financial statements.

|  46

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Value Fund – (continued)

Shares	Description	Value (†)
	Electrical Equipment — 1.4%
267,043	Eaton Corp. PLC	$17,547,395

	Energy Equipment & Services — 3.0%
534,107	Halliburton Co.	23,970,722
369,225	National Oilwell Varco, Inc.	13,565,327

		37,536,049

	Food & Staples Retailing — 1.6%
232,311	CVS Health Corp.	20,673,356

	Food Products — 1.5%
438,614	Mondelez International, Inc., Class A	19,255,155

	Health Care Equipment & Supplies — 1.9%
278,905	Medtronic PLC	24,097,392

	Health Care Providers & Services — 3.5%
77,430	Aetna, Inc.	8,939,294
52,116	Humana, Inc.	9,218,799
182,807	UnitedHealth Group, Inc.	25,592,980

		43,751,073

	Household Durables — 1.3%
305,998	Newell Brands, Inc.	16,113,855

	Independent Power & Renewable Electricity Producers — 0.7%
714,946	Calpine Corp.(b)	9,036,917

	Industrial Conglomerates — 1.4%
150,392	Honeywell International, Inc.	17,534,203

	Insurance — 7.4%
374,180	American International Group, Inc.	22,203,841
525,760	FNF Group	19,405,802
404,169	MetLife, Inc.	17,957,229
162,771	Travelers Cos., Inc. (The)	18,645,418
422,055	Unum Group	14,902,762

		93,115,052

	Internet & Direct Marketing Retail — 1.1%
661,841	Liberty Interactive Corp./QVC Group, Class A(b)	13,243,438

	Machinery — 2.5%
225,624	Ingersoll-Rand PLC	15,328,895
248,709	Pentair PLC	15,977,066

		31,305,961

	Media — 2.7%
358,638	Comcast Corp., Class A	23,792,045
304,672	Liberty Global PLC, Class A(b)	10,413,689

		34,205,734

	Multiline Retail — 0.8%
142,051	Dollar General Corp.	9,942,149

See accompanying notes to financial statements.

47  |

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Value Fund – (continued)

Shares	Description	Value (†)
	Oil, Gas & Consumable Fuels — 5.7%
202,990	Chevron Corp.	$20,891,731
428,109	Hess Corp.	22,955,205
327,064	Royal Dutch Shell PLC, Sponsored ADR	16,376,094
217,853	Valero Energy Corp.	11,546,209

		71,769,239

	Pharmaceuticals — 8.2%
81,615	Allergan PLC(b)	18,796,751
194,425	Eli Lilly & Co.	15,604,550
392,798	Merck & Co., Inc.	24,514,523
789,880	Pfizer, Inc.	26,753,236
375,865	Teva Pharmaceutical Industries Ltd., Sponsored ADR	17,293,549

		102,962,609

	Real Estate Management & Development — 0.8%
349,891	CBRE Group, Inc., Class A(b)	9,789,950

	REITs – Diversified — 2.0%
312,879	Outfront Media, Inc.	7,399,588
558,166	Weyerhaeuser Co.	17,827,822

		25,227,410

	Road & Rail — 1.5%
196,009	Norfolk Southern Corp.	19,024,634

	Semiconductors & Semiconductor Equipment — 1.6%
288,492	QUALCOMM, Inc.	19,761,702

	Software — 5.3%
595,386	Microsoft Corp.	34,294,234
419,910	Oracle Corp.	16,494,065
628,332	Symantec Corp.	15,771,133

		66,559,432

	Specialty Retail — 0.9%
77,814	Advance Auto Parts, Inc.	11,603,624

	Technology Hardware, Storage & Peripherals — 1.6%
180,644	Apple, Inc.	20,421,804

	Textiles, Apparel & Luxury Goods — 1.2%
148,015	Ralph Lauren Corp.	14,970,237

	Tobacco — 1.5%
197,879	Philip Morris International, Inc.	19,237,796

	Wireless Telecommunication Services — 1.0%
439,217	Vodafone Group PLC, Sponsored ADR	12,803,176

	Total Common Stocks (Identified Cost $976,836,520)	1,232,271,409

See accompanying notes to financial statements.

|  48

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Value Fund – (continued)

Principal Amount	Description	Value (†)
Short-Term Investments — 1.8%
$22,406,170	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2016 at 0.030% to be repurchased at $22,406,226 on 10/03/2016 collateralized by $21,190,000 U.S. Treasury Note, 2.500% due 8/15/2023 valued at $22,858,713 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $22,406,170)	$22,406,170

	Total Investments — 99.8% (Identified Cost $999,242,690)(a)	1,254,677,579
	Other assets less liabilities — 0.2%	2,353,347

	Net Assets — 100.0%	$1,257,030,926

Shares
Common Stocks Sold Short — 0.0%
	Chemicals — 0.0%
6,015	AdvanSix, Inc.(b)(c) (Proceeds $102,513)	$(99,789)

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
	At September 30, 2016, the net unrealized appreciation on investments based on a cost of $1,002,751,992 (excludes proceeds received from short sales of $102,513) for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost
	Investment securities	$291,262,745
	Securities sold short	2,724
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value
	Investment securities	(39,337,158)
	Securities sold short	—

	Net unrealized appreciation	$251,928,311

(b)	Non-income producing security.
(c)	When-issued security. When-issued refers to a transaction made conditionally because a security, although authorized, has not been issued.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.
REITs	Real Estate Investment Trusts

See accompanying notes to financial statements.

49  |

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Value Fund – (continued)

Industry Summary at September 30, 2016

Banks	11.9%
Pharmaceuticals	8.2
Insurance	7.4
Oil, Gas & Consumable Fuels	5.7
Software	5.3
Aerospace & Defense	3.7
Health Care Providers & Services	3.5
Communications Equipment	3.0
Energy Equipment & Services	3.0
Electric Utilities	2.9
Media	2.7
Consumer Finance	2.7
Machinery	2.5
Capital Markets	2.3
REITs - Diversified	2.0
Other Investments, less than 2% each*	31.2
Short-Term Investments	1.8

Total Investments	99.8
Other assets less liabilities	0.2

Net Assets	100.0%

*	Net of securities sold short.

See accompanying notes to financial statements.

|  50

Statements of Assets and Liabilities

September 30, 2016

	Global Equity and Income Fund	Growth Fund	Value Fund
ASSETS
Investments at cost	$1,352,352,627	$3,888,883,205	$999,242,690
Net unrealized appreciation	178,861,479	547,717,919	255,434,889

Investments at value	1,531,214,106	4,436,601,124	1,254,677,579
Cash	638,139	—	—
Due from brokers (Note 2)	6,000	—	—
Foreign currency at value (identified cost $3,699,350, $0 and $0, respectively)	3,685,013	—	—
Receivable for Fund shares sold	8,000,577	18,428,187	642,592
Receivable for securities sold	3,516,295	—	2,209,649
Collateral received for open forward foreign currency contracts (Note 4)	360,000	—	—
Dividends and interest receivable	7,036,063	2,771,334	953,043
Unrealized appreciation on forward foreign currency contracts (Note 2)	603,201	—	—
Tax reclaims receivable	580,602	683,770	—
Receivable for securities sold short (Note 2)	—	—	102,513
Prepaid expenses (Note 8)	6,195	11,771	6,015

TOTAL ASSETS	1,555,646,191	4,458,496,186	1,258,591,391

LIABILITIES
Securities sold short, at value (proceeds $102,513) (Note 2)	—	—	99,789
Payable for securities purchased	12,614,006	58,828,504	—
Payable for Fund shares redeemed	2,009,472	2,882,533	454,090
Unrealized depreciation on forward foreign currency contracts (Note 2)	286,333	—	—
Foreign taxes payable (Note 2)	22,570	—	—
Due to brokers (Note 2)	360,000	—	—
Management fees payable (Note 6)	982,791	1,756,842	522,286
Deferred Trustees’ fees (Note 6)	142,232	174,036	337,962
Administrative fees payable (Note 6)	55,490	154,543	45,540
Payable to distributor (Note 6d)	14,671	47,712	10,227
Other accounts payable and accrued expenses	154,568	139,189	90,571

TOTAL LIABILITIES	16,642,133	63,983,359	1,560,465

NET ASSETS	$1,539,004,058	$4,394,512,827	$1,257,030,926

NET ASSETS CONSIST OF:
Paid-in capital	$1,352,973,279	$3,786,305,647	$965,717,955
Undistributed net investment income	10,444,127	17,971,361	19,352,403
Accumulated net realized gain (loss) on investments and foreign currency transactions	(3,545,488)	42,517,900	16,522,955
Net unrealized appreciation on investments, short sales and foreign currency translations	179,132,140	547,717,919	255,437,613

NET ASSETS	$1,539,004,058	$4,394,512,827	$1,257,030,926

See accompanying notes to financial statements.

51  |

Statements of Assets and Liabilities (continued)

September 30, 2016

	Global Equity and Income Fund	Growth Fund	Value Fund
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$280,262,778	$729,989,074	$191,909,446

Shares of beneficial interest	14,619,381	61,020,198	9,257,594

Net asset value and redemption price per share	$19.17	$11.96	$20.73

Offering price per share (100/94.25 of net asset value) (Note 1)	$20.34	$12.69	$21.99

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$423,349,930	$109,798,099	$11,474,269

Shares of beneficial interest	22,415,130	9,931,314	561,591

Net asset value and offering price per share	$18.89	$11.06	$20.43

Class N shares:
Net assets	$—	$60,765,103	$499,533,298

Shares of beneficial interest	—	4,772,330	24,019,970

Net asset value, offering and redemption price per share	$—	$12.73	$20.80

Class Y shares:
Net assets	$835,391,350	$3,493,960,551	$553,259,447

Shares of beneficial interest	43,304,754	274,393,637	26,586,342

Net asset value, offering and redemption price per share	$19.29	$12.73	$20.81

Admin Class shares:
Net assets	$—	$—	$854,466

Shares of beneficial interest	—	—	41,942

Net asset value, offering and redemption price per share	$—	$—	$20.37

See accompanying notes to financial statements.

|  52

Statements of Operations

For the Year Ended September 30, 2016

	Global Equity and Income Fund	Growth Fund	Value Fund
INVESTMENT INCOME
Dividends	$12,925,585	$41,165,704	$37,676,942
Interest	23,696,821	29,400	21,438
Less net foreign taxes withheld	(785,746)	(1,078,326)	(291,695)

	35,836,660	40,116,778	37,406,685

Expenses
Management fees (Note 6)	10,746,920	13,482,702	7,041,043
Service and distribution fees (Note 6)	4,868,443	1,778,520	797,832
Administrative fees (Note 6)	631,931	1,191,159	620,523
Trustees’ fees and expenses (Note 6)	54,665	85,010	63,804
Transfer agent fees and expenses (Note 6)	1,216,450	2,518,289	986,349
Audit and tax services fees	71,080	41,737	41,100
Custodian fees and expenses	240,721	102,273	35,531
Legal fees	23,524	40,157	23,341
Registration fees	104,983	268,216	102,969
Shareholder reporting expenses	88,269	129,612	71,342
Miscellaneous expenses (Note 8)	62,844	57,117	47,266

Total expenses	18,109,830	19,694,792	9,831,100
Less waiver and/or expense reimbursement (Note 6)	—	(205)	—

Net expenses	18,109,830	19,694,587	9,831,100

Net investment income	17,726,830	20,422,191	27,575,585

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, SHORT SALES AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	(12,554,286)	61,467,333	20,497,235
Foreign currency transactions	1,418,158	—	—
Net change in unrealized appreciation (depreciation) on:
Investments	125,468,401	460,433,284	85,540,666
Short sales	—	—	2,724
Foreign currency translations	188,409	—	—

Net realized and unrealized gain on investments, short sales and foreign currency transactions	114,520,682	521,900,617	106,040,625

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$132,247,512	$542,322,808	$133,616,210

See accompanying notes to financial statements.

53  |

Statements of Changes in Net Assets

	Global Equity and Income Fund		Growth Fund
	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2016	Year Ended September 30, 2015
FROM OPERATIONS:
Net investment income	$17,726,830	$11,891,262	$20,422,191	$7,486,907
Net realized gain (loss) on investments and foreign currency transactions	(11,136,128)	67,722,170	61,467,333	102,347,346
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	125,656,810	(94,044,352)	460,433,284	(62,314,445)

Net increase (decrease) in net assets resulting from operations	132,247,512	(14,430,920)	542,322,808	47,519,808

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(2,081,218)	(2,404,233)	(638,700)	(382,515)
Class C	(533,445)	(1,155,191)	—	—
Class N	—	—	(27,613)	(7)
Class Y	(7,355,165)	(8,199,038)	(7,860,674)	(5,959,493)
Net realized capital gains
Class A	(11,445,258)	(11,493,040)	—	—
Class C	(18,956,422)	(18,511,977)	—	—
Class N	—	—	—	—
Class Y	(31,143,894)	(30,839,565)	—	—

Total distributions	(71,515,402)	(72,603,044)	(8,526,987)	(6,342,015)

NET INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 12)	233,875,615	84,205,723	2,522,919,151	198,516,181

Net increase (decrease) in net assets	294,607,725	(2,828,241)	3,056,714,972	239,693,974
NET ASSETS
Beginning of the year	1,244,396,333	1,247,224,574	1,337,797,855	1,098,103,881

End of the year	$1,539,004,058	$1,244,396,333	$4,394,512,827	$1,337,797,855

UNDISTRIBUTED NET INVESTMENT INCOME	$10,444,127	$7,742,946	$17,971,361	$6,076,156

See accompanying notes to financial statements.

|  54

Statements of Changes in Net Assets (continued)

	Value Fund
	Year Ended September 30, 2016	Year Ended September 30, 2015
FROM OPERATIONS:
Net investment income	$27,575,585	$25,736,925
Net realized gain on investments and foreign currency transactions	20,497,235	324,209,929
Net change in unrealized appreciation (depreciation) on investments, securities sold short and foreign currency translations	85,543,390	(400,601,216)

Net increase (decrease) in net assets resulting from operations	133,616,210	(50,654,362)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(1,396,913)	(10,401,685)
Class C	(62,920)	(187,911)
Class N	(9,650,934)	(13,964,469)
Class Y	(10,292,470)	(21,235,238)
Admin Class	(1,221,354)	(5,320)
Net realized capital gains
Class A	(25,901,132)	(52,482,381)
Class B(a)	(7,739)	(35,446)
Class C	(3,063,203)	(1,642,866)
Class N	(118,136,122)	(59,475,488)
Class Y	(138,382,558)	(98,286,185)
Admin Class	(18,149,180)	(27,631)

Total distributions	(326,264,525)	(257,744,620)

NET DECREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 12)	(11,555,512)	(524,658,028)

Net decrease in net assets	(204,203,827)	(833,057,010)
NET ASSETS
Beginning of the year	1,461,234,753	2,294,291,763

End of the year	$1,257,030,926	$1,461,234,753

UNDISTRIBUTED NET INVESTMENT INCOME	$19,352,403	$16,118,141

(a)	On January 11, 2016, Class B shares were converted into Class A shares. See Note 1 of Notes to Financial Statements.

See accompanying notes to financial statements.

55  |

Financial Highlights

For a share outstanding throughout each period.

	Global Equity and Income Fund—Class A
	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013		Year Ended September 30, 2012
Net asset value, beginning of the period	$18.45	$19.77	$18.57	$17.07		$14.24

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.24	0.21	0.28	0.32	(b)	0.35	(c)
Net realized and unrealized gain (loss)	1.47	(0.37)	1.49	1.45		2.71

Total from Investment Operations	1.71	(0.16)	1.77	1.77		3.06

LESS DISTRIBUTIONS FROM:
Net investment income	(0.15)	(0.20)	(0.33)	(0.27)		(0.23)
Net realized capital gains	(0.84)	(0.96)	(0.24)	—		—

Total Distributions	(0.99)	(1.16)	(0.57)	(0.27)		(0.23)

Net asset value, end of the period	$19.17	$18.45	$19.77	$18.57		$17.07

Total return(d)	9.64%	(0.91)%	9.62%	10.54	%(b)	21.75	%(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$280,263	$246,371	$237,167	$251,211		$216,209
Net expenses	1.17%	1.18%	1.17%	1.18%		1.21%
Gross expenses	1.17%	1.18%	1.17%	1.18%		1.21%
Net investment income	1.32%	1.06%	1.46%	1.82	%(b)	2.16	%(c)
Portfolio turnover rate	43%	48%	49%	58%		29%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.27, total return would have been 10.25% and the ratio of net investment income to average net assets would have been 1.51%.
(c)	Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.31, total return would have been 21.46% and the ratio of net investment income to average net assets would have been 1.93%.
(d)	A sales charge for Class A shares is not reflected in total return calculations.

See accompanying notes to financial statements.

|  56

Financial Highlights (continued)

For a share outstanding throughout each period.

	Global Equity and Income Fund—Class C
	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013		Year Ended September 30, 2012
Net asset value, beginning of the period	$18.19	$19.51	$18.36	$16.90		$14.10

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.10	0.06	0.14	0.19	(b)	0.22	(c)
Net realized and unrealized gain (loss)	1.46	(0.36)	1.45	1.45		2.70

Total from Investment Operations	1.56	(0.30)	1.59	1.64		2.92

LESS DISTRIBUTIONS FROM:
Net investment income	(0.02)	(0.06)	(0.20)	(0.18)		(0.12)
Net realized capital gains	(0.84)	(0.96)	(0.24)	—		—

Total Distributions	(0.86)	(1.02)	(0.44)	(0.18)		(0.12)

Net asset value, end of the period	$18.89	$18.19	$19.51	$18.36		$16.90

Total return(d)	8.88%	(1.66)%	8.72%	9.77	%(b)	20.83	%(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$423,350	$393,416	$377,001	$340,561		$251,366
Net expenses	1.92%	1.93%	1.92%	1.93%		1.96%
Gross expenses	1.92%	1.93%	1.92%	1.93%		1.96%
Net investment income	0.57%	0.31%	0.71%	1.07	%(b)	1.40	%(c)
Portfolio turnover rate	43%	48%	49%	58%		29%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.13, total return would have been 9.41% and the ratio of net investment income to average net assets would have been 0.76%.
(c)	Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.19, total return would have been 20.55% and the ratio of net investment income to average net assets would have been 1.18%.
(d)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.

See accompanying notes to financial statements.

57  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Global Equity and Income Fund—Class Y
	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013		Year Ended September 30, 2012
Net asset value, beginning of the period	$18.55	$19.89	$18.68	$17.15		$14.31

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.29	0.25	0.33	0.37	(b)	0.40	(c)
Net realized and unrealized gain (loss)	1.49	(0.37)	1.49	1.47		2.71

Total from Investment Operations	1.78	(0.12)	1.82	1.84		3.11

LESS DISTRIBUTIONS FROM:
Net investment income	(0.20)	(0.26)	(0.37)	(0.31)		(0.27)
Net realized capital gains	(0.84)	(0.96)	(0.24)	—		—

Total Distributions	(1.04)	(1.22)	(0.61)	(0.31)		(0.27)

Net asset value, end of the period	$19.29	$18.55	$19.89	$18.68		$17.15

Total return	9.97%	(0.72)%	9.87%	10.90	%(b)	21.96	%(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$835,391	$604,609	$633,057	$570,694		$460,103
Net expenses	0.92%	0.93%	0.92%	0.93%		0.96%
Gross expenses	0.92%	0.93%	0.92%	0.93%		0.96%
Net investment income	1.58%	1.30%	1.69%	2.07	%(b)	2.44	%(c)
Portfolio turnover rate	43%	48%	49%	58%		29%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.31, total return would have been 10.60% and the ratio of net investment income to average net assets would have been 1.76%.
(c)	Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.36, total return would have been 21.75% and the ratio of net investment income to average net assets would have been 2.20%.

See accompanying notes to financial statements.

|  58

Financial Highlights (continued)

For a share outstanding throughout each period.

	Growth Fund—Class A
	Year Ended September 30, 2016	Year Ended September 30, 2015		Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012
Net asset value, beginning of the period	$9.90	$9.45		$8.07	$6.50	$5.24

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.06	0.05		0.05	0.04	0.04
Net realized and unrealized gain (loss)	2.05	0.45		1.34	1.59	1.23

Total from Investment Operations	2.11	0.50		1.39	1.63	1.27

LESS DISTRIBUTIONS FROM:
Net investment income	(0.05)	(0.05)		(0.01)	(0.06)	(0.01)
Net realized capital gains	—	—		—	—	—

Total Distributions	(0.05)	(0.05)		(0.01)	(0.06)	(0.01)

Net asset value, end of the period	$11.96	$9.90		$9.45	$8.07	$6.50

Total return(b)	21.32%	5.30%		17.23%	25.23%	24.22%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$729,989	$122,203		$63,682	$50,248	$33,663
Net expenses	0.92%	0.92%		0.94%	1.03%	1.07%
Gross expenses	0.92%	0.92%		0.94%	1.03%	1.07%
Net investment income	0.58%	0.45%		0.55%	0.57%	0.61%
Portfolio turnover rate	11%	27	%(c)	14%	6%	16%

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares is not reflected in total return calculations.
(c)	Portfolio turnover would have been 6% if excluding the transfer in-kind amounts that occurred during the period.

See accompanying notes to financial statements.

59  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Growth Fund—Class C
	Year Ended September 30, 2016	Year Ended September 30, 2015		Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012
Net asset value, beginning of the period	$9.18	$8.79		$7.55	$6.09	$4.94

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.02)	(0.03)		(0.02)	(0.01)	(0.01)
Net realized and unrealized gain (loss)	1.90	0.42		1.26	1.48	1.16

Total from Investment Operations	1.88	0.39		1.24	1.47	1.15

LESS DISTRIBUTIONS FROM:
Net investment income	—	—		—	(0.01)	—
Net realized capital gains	—	—		—	—	—

Total Distributions	—	—		—	(0.01)	—

Net asset value, end of the period	$11.06	$9.18		$8.79	$7.55	$6.09

Total return(b)	20.48%	4.44%		16.42%	24.21%	23.28%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$109,798	$41,421		$29,837	$20,798	$10,489
Net expenses	1.66%	1.67%		1.69%	1.78%	1.82%
Gross expenses	1.66%	1.67%		1.69%	1.78%	1.82%
Net investment loss	(0.16)%	(0.29)%		(0.20)%	(0.20)%	(0.13)%
Portfolio turnover rate	11%	27	%(c)	14%	6%	16%

(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(c)	Portfolio turnover would have been 6% if excluding the transfer in-kind amounts that occurred during the period.

See accompanying notes to financial statements.

|  60

Financial Highlights (continued)

For a share outstanding throughout each period.

	Growth Fund—Class N
	Year Ended September 30, 2016	Year Ended September 30, 2015		Year Ended September 30, 2014	Period Ended September 30, 2013*
Net asset value, beginning of the period	$10.52	$10.01		$8.56	$7.58

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.10	0.08		0.05	0.03
Net realized and unrealized gain (loss)	2.18	0.49		1.42	0.95

Total from Investment Operations	2.28	0.57		1.47	0.98

LESS DISTRIBUTIONS FROM:
Net investment income	(0.07)	(0.06)		(0.02)	—
Net realized capital gains	—	—		—	—

Total Distributions	(0.07)	(0.06)		(0.02)	—

Net asset value, end of the period	$12.73	$10.52		$10.01	$8.56

Total return(b)	21.75%	5.65%		17.21%	12.93	%(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$60,765	$1		$1	$1
Net expenses(d)	0.58%	0.55%		0.95%	0.95	%(e)
Gross expenses	0.58%	9.82%		3.45%	3.50	%(e)
Net investment income	0.82%	0.71%		0.52%	0.60	%(e)
Portfolio turnover rate	11%	27	%(f)	14%	6%

*	From commencement of Class operations on February 1, 2013 through September 30, 2013.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	Periods less than one year are not annualized.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Computed on an annualized basis for periods less than one year.
(f)	Portfolio turnover would have been 6% if excluding the transfer in-kind amounts that occurred during the period.

See accompanying notes to financial statements.

61  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Growth Fund—Class Y
	Year Ended September 30, 2016	Year Ended September 30, 2015		Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012
Net asset value, beginning of the period	$10.53	$10.04		$8.57	$6.90	$5.56

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.10	0.07		0.08	0.05	0.06
Net realized and unrealized gain (loss)	2.16	0.49		1.42	1.69	1.30

Total from Investment Operations	2.26	0.56		1.50	1.74	1.36

LESS DISTRIBUTIONS FROM:
Net investment income	(0.06)	(0.07)		(0.03)	(0.07)	(0.02)
Net realized capital gains	—	—		—	—	—

Total Distributions	(0.06)	(0.07)		(0.03)	(0.07)	(0.02)

Net asset value, end of the period	$12.73	$10.53		$10.04	$8.57	$6.90

Total return	21.55%	5.59%		17.51%	25.49%	24.57%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$3,493,961	$1,174,150		$1,004,157	$541,245	$102,688
Net expenses	0.66%	0.67%		0.69%	0.77%	0.82%
Gross expenses	0.66%	0.67%		0.69%	0.77%	0.82%
Net investment income	0.82%	0.69%		0.79%	0.68%	0.87%
Portfolio turnover rate	11%	27	%(b)	14%	6%	16%

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Portfolio turnover would have been 6% if excluding the transfer in-kind amounts that occurred during the period.

See accompanying notes to financial statements.

|  62

Financial Highlights (continued)

For a share outstanding throughout each period.

	Value Fund—Class A
	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014		Year Ended September 30, 2013	Year Ended September 30, 2012
Net asset value, beginning of the period	$23.98	$28.47	$25.59		$20.86	$16.04

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.34	0.29	0.45	(b)	0.31	0.27
Net realized and unrealized gain (loss)	1.80	(1.58)	4.00		4.70	4.78

Total from Investment Operations	2.14	(1.29)	4.45		5.01	5.05

LESS DISTRIBUTIONS FROM:
Net investment income	(0.28)	(0.53)	(0.27)		(0.28)	(0.23)
Net realized capital gains	(5.11)	(2.67)	(1.30)		—	—

Total Distributions	(5.39)	(3.20)	(1.57)		(0.28)	(0.23)

Net asset value, end of the period	$20.73	$23.98	$28.47		$25.59	$20.86

Total return(c)	9.65%	(5.59)%	17.97	%(b)	24.35%	31.71%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$191,909	$124,662	$580,092		$171,327	$129,572
Net expenses	0.94%	0.95%	0.96%		0.97%	0.98%
Gross expenses	0.94%	0.95%	0.96%		0.97%	0.98%
Net investment income	1.65%	1.07%	1.63	%(b)	1.31%	1.45%
Portfolio turnover rate	15%	20%	28%		24%	25%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.29, total return would have been 17.02% and the ratio of net investment income to average net assets would have been 1.05%.
(c)	A sales charge for Class A shares is not reflected in total return calculations.

See accompanying notes to financial statements.

63  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Value Fund—Class C
	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014		Year Ended September 30, 2013	Year Ended September 30, 2012
Net asset value, beginning of the period	$23.69	$28.14	$25.33		$20.65	$15.85

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.20	0.10	0.31	(b)	0.13	0.13
Net realized and unrealized gain (loss)	1.76	(1.57)	3.89		4.68	4.74

Total from Investment Operations	1.96	(1.47)	4.20		4.81	4.87

LESS DISTRIBUTIONS FROM:
Net investment income	(0.11)	(0.31)	(0.09)		(0.13)	(0.07)
Net realized capital gains	(5.11)	(2.67)	(1.30)		—	—

Total Distributions	(5.22)	(2.98)	(1.39)		(0.13)	(0.07)

Net asset value, end of the period	$20.43	$23.69	$28.14		$25.33	$20.65

Total return(c)	8.85%	(6.30)%	17.07	%(b)	23.41%	30.78%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$11,474	$15,071	$16,958		$15,158	$9,104
Net expenses	1.69%	1.70%	1.71%		1.72%	1.73%
Gross expenses	1.69%	1.70%	1.71%		1.72%	1.73%
Net investment income	0.94%	0.40%	1.15	%(b)	0.55%	0.70%
Portfolio turnover rate	15%	20%	28%		24%	25%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.08, total return would have been 16.11% and the ratio of net investment income to average net assets would have been 0.28%.
(c)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.

See accompanying notes to financial statements.

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Financial Highlights (continued)

For a share outstanding throughout each period.

	Value Fund—Class N
	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014		Period Ended September 30, 2013*
Net asset value, beginning of the period	$24.09	$28.58	$25.65		$22.59

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.44	0.42	0.63	(b)	0.25
Net realized and unrealized gain (loss)	1.80	(1.61)	3.94		2.81

Total from Investment Operations	2.24	(1.19)	4.57		3.06

LESS DISTRIBUTIONS FROM:
Net investment income	(0.42)	(0.63)	(0.34)		—
Net realized capital gains	(5.11)	(2.67)	(1.30)		—

Total Distributions	(5.53)	(3.30)	(1.64)		—

Net asset value, end of the period	$20.80	$24.09	$28.58		$25.65

Total return	10.08%	(5.23)%	18.43	%(b)	13.55	%(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$499,533	$554,946	$392,811		$260,643
Net expenses	0.57%	0.57%	0.57%		0.57	%(d)
Gross expenses	0.57%	0.57%	0.57%		0.57	%(d)
Net investment income	2.11%	1.55%	2.28	%(b)	1.50	%(d)
Portfolio turnover rate	15%	20%	28%		24%

*	From commencement of Class operations on February 1, 2013 through September 30, 2013.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.39, total return would have been 17.48% and the ratio of net investment income to average net assets would have been 1.43%.
(c)	Periods less than one year are not annualized.
(d)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

65  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Value Fund—Class Y
	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014		Year Ended September 30, 2013	Year Ended September 30, 2012
Net asset value, beginning of the period	$24.10	$28.58	$25.65		$20.91	$16.08

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.41	0.37	0.60	(b)	0.36	0.32
Net realized and unrealized gain (loss)	1.79	(1.60)	3.94		4.72	4.78

Total from Investment Operations	2.20	(1.23)	4.54		5.08	5.10

LESS DISTRIBUTIONS FROM:
Net investment income	(0.38)	(0.58)	(0.31)		(0.34)	(0.27)
Net realized capital gains	(5.11)	(2.67)	(1.30)		—	—

Total Distributions	(5.49)	(3.25)	(1.61)		(0.34)	(0.27)

Net asset value, end of the period	$20.81	$24.10	$28.58		$25.65	$20.91

Total return	9.92%	(5.37)%	18.27	%(b)	24.65%	32.05%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$553,259	$681,109	$1,303,492		$1,513,807	$1,240,093
Net expenses	0.69%	0.70%	0.71%		0.72%	0.73%
Gross expenses	0.69%	0.70%	0.71%		0.72%	0.73%
Net investment income	1.95%	1.36%	2.19	%(b)	1.56%	1.68%
Portfolio turnover rate	15%	20%	28%		24%	25%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.35, total return would have been 17.32% and the ratio of net investment income to average net assets would have been 1.28%.

See accompanying notes to financial statements.

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Financial Highlights (continued)

For a share outstanding throughout each period.

	Value Fund —Admin Class
	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014		Year Ended September 30, 2013	Year Ended September 30, 2012
Net asset value, beginning of the period	$23.81	$28.34	$25.51		$20.79	$16.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.32	0.26	0.30	(b)	0.24	0.22
Net realized and unrealized gain (loss)	1.69	(1.61)	4.07		4.71	4.77

Total from Investment Operations	2.01	(1.35)	4.37		4.95	4.99

LESS DISTRIBUTIONS FROM:
Net investment income	(0.34)	(0.51)	(0.24)		(0.23)	(0.20)
Net realized capital gains	(5.11)	(2.67)	(1.30)		—	—

Total Distributions	(5.45)	(3.18)	(1.54)		(0.23)	(0.20)

Net asset value, end of the period	$20.37	$23.81	$28.34		$25.51	$20.79

Total return	9.11%	(5.83)%	17.68	%(b)	24.08%	31.43%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$854	$85,387	$268		$12	$2
Net expenses	1.19%	1.23%	1.21%		1.19%	1.24%
Gross expenses	1.19%	1.23%	1.21%		1.19%	1.24%
Net investment income	1.61%	1.03%	1.07	%(b)	1.01%	1.17%
Portfolio turnover rate	15%	20%	28%		24%	25%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.27, total return would have been 16.73% and the ratio of net investment income to average net assets would have been 0.96%.

See accompanying notes to financial statements.

67  |

Notes to Financial Statements

September 30, 2016

1.  Organization.  Loomis Sayles Funds II (the “Trust”) is organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trust are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Loomis Sayles Global Equity and Income Fund (the “Global Equity and Income Fund”)

Loomis Sayles Growth Fund (the “Growth Fund”)

Loomis Sayles Value Fund (the “Value Fund”)

Each Fund is a diversified investment company.

Each Fund offers Class A, Class C and Class Y shares. In addition, Growth Fund and Value Fund offer Class N shares and Value Fund offers Admin Class shares. As of the close of business on January 11, 2016, Class B shares were converted into Class A shares and are no longer offered.

Class A shares are sold with a maximum front-end sales charge of 5.75%. Class C shares do not pay a front-end sales charge, do not convert to any other class of shares, pay higher Rule 12b-1 fees than Class A shares and may be subject to a CDSC of 1.00% if those shares are redeemed within one year of acquisition, except for reinvested distributions. Class N and Class Y shares do not pay a front-end sales charge, a CDSC or Rule 12b-1 fees. Class N shares are offered with no initial minimum investment to certain retirement plans held in an omnibus fashion and fund of funds that are distributed by NGAM Distribution, L.P. (“NGAM Distribution”) and with an initial minimum investment of $1,000,000 to other categories of investors. Class Y shares are generally intended for institutional investors with a minimum initial investment of $100,000, though some categories of investors are exempted from the minimum investment amount as outlined in the Funds’ prospectus. Admin Class shares do not pay a front-end sales charge or a CDSC, but do pay a Rule 12b-1 fee. Class N and Admin Class shares are offered exclusively through intermediaries.

Most expenses can be directly attributed to a Fund. Expenses which cannot be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the funds in Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”). Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (such as the Rule 12b-1 fees applicable to Class A, Class C and Admin Class ), and transfer agent fees are borne collectively for Growth Fund and Value Fund Class A, Class B, Class C and Admin Class (for Value Fund) and individually for Class N. In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan.

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Notes to Financial Statements (continued)

September 30, 2016

Shares of each class would receive their pro rata share of the net assets of a Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

2.  Significant Accounting Policies.  The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements follow the accounting and reporting guidelines provided for investment companies and are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds’ financial statements.

a.  Valuation.  Fund securities and other investments are valued at market value based on market quotations obtained or determined by independent pricing services recommended by the adviser and approved by the Board of Trustees. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees, as described below. Market value is determined as follows:

Listed equity securities (including shares of closed-end investment companies and exchange-traded funds) are valued at the last sale price quoted on the exchange where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. Unlisted equity securities (except unlisted preferred equity securities) are valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. If there is no last sale price or closing bid quotation available, unlisted equity securities will be valued using evaluated bids furnished by an independent pricing service, if available. In some foreign markets, an official close price and a last sale price may be available from the foreign exchange or market. In those cases, the official close price is used. Debt securities and unlisted preferred equity securities are valued based on evaluated bids furnished to the Funds by an independent pricing service or bid prices obtained from broker-dealers. Senior loans are valued at bid prices supplied by an independent pricing service, if available. Broker-dealer bid prices may be used to value debt and unlisted equity securities and

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Notes to Financial Statements (continued)

September 30, 2016

senior loans where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security. Forward foreign currency contracts are valued utilizing interpolated rates determined based on information provided by an independent pricing service.

Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees. The Funds may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the New York Stock Exchange (“NYSE”). This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time the Fund’s net asset value (“NAV”) is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by a Fund.

Illiquid securities for which market quotations are readily available and have been evaluated by the adviser are considered and classified as fair valued securities.

As of September 30, 2016, securities held by Global Equity and Income Fund were fair valued as follows:

Equity securities[1]	Percentage of Net Assets	Securities classified as fair valued	Percentage of Net Assets	Securities fair valued by the Fund’s adviser	Percentage of Net Assets
$289,507,281	18.8%	$3,086,233	0.2%	$123,730	Less than 0.1%

[1]

Certain foreign equity securities were fair valued pursuant to procedures approved by the Board of Trustees as events occurring after the close of the foreign market were believed to materially affect the value of those securities.

b.  Investment Transactions and Related Investment Income.  Investment transactions are accounted for on a trade date plus one day basis for daily NAV calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an

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Notes to Financial Statements (continued)

September 30, 2016

accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium, if applicable. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Short Sales.  A short sale is a transaction in which a Fund sells a security it does not own, usually in anticipation of a decline in the fair market value of the security. To sell a security short, a Fund typically borrows that security from a prime broker and delivers it to the short sale counterparty. Short sale proceeds are held by the prime broker until the short position is closed out and would be reflected as due from broker in the Statements of Assets and Liabilities. When closing out a short position, a Fund will have to purchase the security it originally sold short. The value of short sales is reflected as a liability in the Statements of Assets and Liabilities and is marked-to-market daily.

During the period ended September 30, 2016, Value Fund was due to receive shares of AdvanSix, Inc. as part of a corporate action. The Fund sold its shares on a when-issued basis prior to receiving them. This transaction is presented in the Portfolio of Investments as a short sale. Since the Fund did not borrow the security and did not utilize a prime broker, proceeds from the sale are reflected as receivable for securities sold short in the Statements of Assets and Liabilities.

d.  Foreign Currency Translation.  The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars on the respective dates of such transactions.

Net realized foreign exchange gains or losses arise from sales of foreign currency, changes in exchange rates between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investment securities, as of the end of the fiscal period, resulting from changes in exchange rates. Net realized foreign exchange gains or losses and the net change in unrealized foreign exchange gains or losses are disclosed in the Statements of Operations. For federal income tax purposes, net realized foreign exchange gains or losses are characterized as ordinary income and may, if the Fund has net losses, reduce the amount of income available to be distributed by the Fund.

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Notes to Financial Statements (continued)

September 30, 2016

The values of investment securities are presented at the foreign exchange rates prevailing at the end of the period for financial reporting purposes. Net realized and unrealized gains or losses on investments reported in the Statements of Operations reflect gains or losses resulting from changes in exchange rates and fluctuations which arise due to changes in market prices of investment securities. For federal income tax purposes, a portion of the net realized gain or loss on investments arising from changes in exchange rates, which is reflected in the Statements of Operations, may be characterized as ordinary income and may, if the Funds have net losses, reduce the amount of income available to be distributed by the Funds.

For the year ended September 30, 2016, the amount of income available to be distributed has been reduced by $5,333,285 for Global Equity and Income Fund.

The Funds may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

e.  Forward Foreign Currency Contracts.  The Funds may enter into forward foreign currency contracts, including forward foreign cross currency contracts to acquire exposure to foreign currencies or to hedge the Funds’ investments against currency fluctuation. A contract can also be used to offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Funds’ Statements of Assets and Liabilities. The U.S. dollar value of the currencies a Fund has committed to buy or sell represents the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Contracts are traded over-the-counter directly with a counterparty. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Certain contracts may require the movement of cash and/or securities as collateral for the Funds’ or counterparty’s net obligations under the contracts.

f.  Due to/from Brokers.  Transactions and positions in certain forward foreign currency contracts are maintained and cleared by registered U.S. broker/dealers pursuant to customer agreements between a Fund and the various broker/dealers. The due to brokers balance in the Statement of Assets and Liabilities for Global Equity and Income Fund represents cash received as collateral for forward foreign currency contracts. The due from brokers balance in the Statement of Assets and Liabilities for Global Equity and Income Fund represents cash pledged as collateral for forward foreign currency contracts. In certain circumstances the Fund’s use of cash held at brokers is restricted by regulation or broker mandated limits.

g.  When-Issued and Delayed Delivery Transactions.  The Funds may enter into when-issued or delayed delivery transactions. When-issued refers to transactions made

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Notes to Financial Statements (continued)

September 30, 2016

conditionally because a security, although authorized, has not been issued. Delayed delivery refers to transactions for which delivery or payment will occur at a later date, beyond the normal settlement period. The price of when-issued and delayed delivery securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The security and the obligation to pay for it are recorded by the Funds at the time the commitment is entered into. The value of the security may vary with market fluctuations during the time before the Funds take delivery of the security. No interest accrues to the Funds until the transaction settles.

Delayed delivery transactions include those designated as To Be Announced (“TBAs”) in the Portfolios of Investments. For TBAs, the actual security that will be delivered to fulfill the transaction is not designated at the time of the trade. The security is “to be announced” 48 hours prior to the established trade settlement date. Certain transactions require the Funds or counterparty to post cash and/or securities as collateral for the net mark-to-market exposure to the other party. The Funds cover their net obligations under outstanding delayed delivery commitments by segregating or earmarking cash or securities at the custodian.

Purchases of when-issued or delayed delivery securities may have a similar effect on the Funds’ NAV as if the Funds’ had created a degree of leverage in the portfolio. Risks may arise upon entering into such transactions from the potential inability of counterparties to meet their obligations under the transactions. Additionally, losses may arise due to changes in the value of the underlying securities.

h.  Federal and Foreign Income Taxes.  The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of September 30, 2016 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

A Fund may be subject to foreign withholding taxes on investment income and taxes on capital gains on investments that are accrued and paid based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign withholding taxes on dividend and interest income are reflected on the Statements of Operations as a reduction of investment income, net of amounts

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Notes to Financial Statements (continued)

September 30, 2016

eligible to be reclaimed. Dividends and interest receivable on the Statements of Assets and Liabilities are net of foreign withholding taxes. Foreign withholding taxes where reclaims have been or will be filed are reflected on the Statements of Assets and Liabilities as tax reclaims receivable. Capital gains taxes paid are included in net realized gain (loss) on investments in the Statements of Operations. Accrued but unpaid capital gains taxes are reflected as foreign taxes payable on the Statements of Assets and Liabilities, if applicable, and reduce unrealized gains on investments. In the event that realized gains on investments are subsequently offset by realized losses, taxes paid on realized gains may be returned to a Fund. Such amounts, if applicable, are reflected as foreign tax rebates receivable on the Statements of Assets and Liabilities and are recorded as a realized gain when received.

i.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as defaulted and/or non-income producing securities, foreign currency gains and losses, paydown gains and losses, contingent payment debt instruments, capital gain and return of capital distributions received, convertible bonds, distribution re-designations and premium amortization. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts reported on the Statements of Assets and Liabilities. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees, forward foreign currency contract mark-to-market, wash sales, premium amortization, contingent payment debt instruments, capital gains taxes, trust preferred securities, convertible bonds and return of capital distributions received. Amounts of income and capital gain available to be distributed on a tax basis are determined annually, and at other times during the Funds’ fiscal year as may be necessary to avoid knowingly declaring and paying a return of capital distribution. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

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Notes to Financial Statements (continued)

September 30, 2016

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended September 30, 2016 and 2015 were as follows:

	2016 Distributions Paid From:			2015 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
Global Equity and Income Fund	$13,560,829	$57,954,573	$71,515,402	$29,430,584	$43,172,460	$72,603,044
Growth Fund	8,526,987	—	8,526,987	6,342,015	—	6,342,015
Value Fund	22,731,511	303,533,014	326,264,525	56,748,378	200,996,242	257,744,620

Differences between these amounts and those reported in the Statements of Changes in Net Assets are primarily attributable to different book and tax treatment for short-term capital gains.

As of September 30, 2016, the components of distributable earnings on a tax basis were as follows:

	Global Equity and Income Fund	Growth Fund	Value Fund
Undistributed ordinary income	$11,468,934	$30,843,548	$19,690,365
Undistributed long-term capital gains	—	30,860,087	20,032,257

Total undistributed earnings	11,468,934	61,703,635	39,722,622

Capital loss carryforward:
No expiration date	(5,511,225)	—	—

Unrealized appreciation	180,215,983	546,677,581	251,928,311

Total accumulated earnings	$186,173,692	$608,381,216	$291,650,933

Capital loss carryforward utilized in the current year	$—	$18,909,834	$—

As of September 30, 2016, unrealized appreciation (depreciation) on a tax basis was as follows:

	Global Equity and Income Fund	Growth Fund	Value Fund
Unrealized appreciation (depreciation)
Investments	$187,650,866	$546,677,581	$251,928,311
Foreign currency translations	(7,434,883)	—	—

Total unrealized appreciation (depreciation)	$180,215,983	$546,677,581	$251,928,311

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Notes to Financial Statements (continued)

September 30, 2016

j.  Repurchase Agreements.  Each Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which each Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities. As of September 30, 2016, each Fund, as applicable, had investments in repurchase agreements for which the value of the related collateral exceeded the value of the repurchase agreement. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes.

k.  Securities Lending.  The Funds have entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent.

For the year ended September 30, 2016, none of the Funds had loaned securities under this agreement.

l.  Indemnifications.  Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

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Notes to Financial Statements (continued)

September 30, 2016

3.  Fair Value Measurements.  In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical assets or liabilities;

•

Level 2 – prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3 – prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund’s pricing policies and procedures are recommended by the adviser and approved by the Board of Trustees. Debt securities are valued based on evaluated bids furnished to the Fund by an independent pricing service. Broker-dealer bid prices may be used if an independent pricing service either is unable to price a security or does not provide a reliable price for a security. Broker-dealer bid prices for which the Fund does not have knowledge of the inputs used by the broker-dealer are categorized in Level 3. All security prices, including those obtained from an independent pricing service and broker-dealer bid prices, are reviewed on a daily basis by the adviser, subject to oversight by Fund management and the Board of Trustees. If the adviser, in good faith, believes that the price provided by an independent pricing service is unreliable, broker-dealer bid prices may be used until the price provided by the independent pricing service is considered to be reliable. Reliability of all security prices, including those obtained from an independent pricing service and broker-dealer bid prices, is tested in a variety of ways, including comparison to recent transaction prices and daily fluctuations, amongst other validation procedures in place. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Fund’s adviser pursuant to procedures approved by the Board of Trustees. Fair valued securities may be categorized in Level 3.

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Notes to Financial Statements (continued)

September 30, 2016

The following is a summary of the inputs used to value the Funds’ investments as of September 30, 2016, at value:

Global Equity and Income Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Common Stocks
Belgium	$—	$33,532,248	$—		$33,532,248
France	—	27,296,723	—		27,296,723
Hong Kong	—	36,327,053	—		36,327,053
India	15,561,172	13,768,551	—		29,329,723
Italy	—	14,973,444	—		14,973,444
Japan	—	16,289,630	—		16,289,630
Sweden	—	25,429,895	—		25,429,895
Switzerland	—	76,355,001	—		76,355,001
United Kingdom	—	45,534,736	—		45,534,736
United States	637,781,264	—	1,332	(b)	637,782,596
All Other Common Stocks(a)	63,664,191	—	—		63,664,191

Total Common Stocks	717,006,627	289,507,281	1,332		1,006,515,240

Bonds and Notes
Non-Convertible Bonds
United States	36,760	280,242,042	118,622	(b)	280,397,424
All Other Non-Convertible Bonds(a)	—	192,069,637	—		192,069,637

Total Non-Convertible Bonds	36,760	472,311,679	118,622		472,467,061

Convertible Bonds(a)	—	15,023,618	—		15,023,618
Municipals(a)	—	261,074	—		261,074

Total Bonds and Notes	36,760	487,596,371	118,622		487,751,753

Senior Loans(a)	—	4,283,202	—		4,283,202
Preferred Stocks(a)	224,204	473,440	—		697,644
Warrants	—	—	3,776	(b)	3,776
Short-Term Investments	—	31,962,491	—		31,962,491

Total Investments	717,267,591	813,822,785	123,730		1,531,214,106

Forward Foreign Currency Contracts (unrealized appreciation)	—	603,201	—		603,201

Total	$717,267,591	$814,425,986	$123,730		$1,531,817,307

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Notes to Financial Statements (continued)

September 30, 2016

Global Equity and Income Fund (continued)

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Forward Foreign Currency Contracts (unrealized depreciation)	$—	$(286,333)	$—	$(286,333)

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.
(b)	Fair valued by the Fund’s adviser.

Growth Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$4,320,602,267	$—	$—	$4,320,602,267
Short-Term Investments	—	115,998,857	—	115,998,857

Total	$4,320,602,267	$115,998,857	$—	$4,436,601,124

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the year ended September 30, 2016, there were no transfers among Levels 1, 2 and 3.

Value Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$1,232,271,409	$—	$—	$1,232,271,409
Short-Term Investments	—	22,406,170	—	22,406,170

Total	$1,232,271,409	$22,406,170	$—	$1,254,677,579

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks Sold Short(a)	$(99,789)	$—	$—	$(99,789)

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the year ended September 30, 2016, there were no transfers among Levels 1, 2 and 3.

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Notes to Financial Statements (continued)

September 30, 2016

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value as of September 30, 2015 and/or September 30, 2016:

Global Equity and Income Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2015	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases
Common Stocks
United States	$—	$—	$—	$(1,934)	$3,266
Bonds and Notes
Non-Convertible Bonds
United States	171,786	4,292	—	(57,099)	—
Warrants	—	—	—	3,776	—

Total	$171,786	$4,292	$—	$(55,257)	$3,266

Investments in Securities	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2016	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2016
Common Stocks
United States	$—	$—	$—	$1,332	$(1,934)
Bonds and Notes
Non-Convertible Bonds
United States	—	164,300	(164,657)	118,622	(57,099)
Warrants	—	—	—	3,776	3,776

Total	$—	$164,300	$(164,657)	$123,730	$(55,257)

A debt security valued at $164,300 was transferred from Level 2 to Level 3 during the period ended September 30, 2016. At September 30, 2015, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies. At September 30, 2016, this security was valued at fair value as determined in good faith by the Fund’s adviser as an independent pricing service did not provide a reliable price for the security.

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Notes to Financial Statements (continued)

September 30, 2016

A debt security valued at $164,657 was transferred from Level 3 to Level 2 during the period ended September 30, 2016. At September 30, 2015, this security was valued at fair value as determined in good faith by the Fund’s investment adviser as an independent pricing service did not provide a reliable price for the security. At September 30, 2016, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies.

All transfers are recognized at the beginning of the reporting period.

4.  Derivatives.   Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of an underlying asset, reference rate or index. Derivative instruments that Global Equity and Income Fund used during the period include forward foreign currency contracts.

Global Equity and Income Fund is subject to the risk that changes in foreign currency exchange rates will have an unfavorable effect on the value of Fund assets denominated in foreign currencies. The Fund may enter into forward foreign currency contracts for hedging purposes to protect the value of the Fund’s holdings of foreign securities. The Fund may also use forward foreign currency contracts to gain exposure to foreign currencies, regardless of whether securities denominated in such currencies are held in the Fund. During the year ended September 30, 2016, the Fund engaged in forward foreign currency transactions for hedging purposes and to gain exposure to foreign currencies.

The following is a summary of derivative instruments for Global Equity and Income Fund as of September 30, 2016, as reflected within the Statements of Assets and Liabilities

Assets	Unrealized appreciation on forward foreign currency contracts
Over-the-counter asset derivatives
Foreign exchange contracts	$603,201

Liabilities	Unrealized depreciation on forward foreign currency contracts
Over-the-counter liability derivatives
Foreign exchange contracts	$(286,333)

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Notes to Financial Statements (continued)

September 30, 2016

Transactions in derivative instruments for Global Equity and Income Fund during the year ended September 30, 2016 as reflected within the Statements of Operations were as follows:

Net Realized Gain (Loss) on:	Foreign currency transactions[1]
Foreign exchange contracts	$1,393,445

Net Change in Unrealized Appreciation (Depreciation) on:	Foreign currency translations[1]
Foreign exchange contracts	$98,070

[1]

Represents realized gain and change in unrealized appreciation (depreciation), respectively, for forward foreign currency contracts during the period. Does not include other foreign currency gains or losses included in the Statements of Operations.

As the Fund values its derivatives at fair value and recognizes changes in fair value through the Statement of Operations, it does not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these disclosures.

The volume of forward foreign currency contract activity, as a percentage of net assets, for Global Equity and Income Fund, based on gross month-end notional amounts outstanding during the period, including long and short positions at absolute value, was as follows for the year ended September 30, 2016:

Global Equity and Income Fund	Forwards
Average Notional Amount Outstanding	6.60%
Highest Notional Amount Outstanding	7.27%
Lowest Notional Amount Outstanding	5.77%
Notional Amount Outstanding as of September 30, 2016	7.06%

Notional amounts outstanding at the end of the prior period are included in the average notional amount outstanding.

Unrealized gain and/or loss on open forwards is recorded in the Statements of Assets and Liabilities. The aggregate notional values of forward contracts are not recorded in the Statements of Assets and Liabilities, and therefore are not included in the Fund’s net assets.

Global Equity and Income Fund enters into over-the-counter derivatives, including forward foreign currency contracts, pursuant to International Swaps and Derivatives Association, Inc. (“ISDA”) agreements negotiated between the Fund and its counterparties. ISDA agreements typically contain, among other things, terms for the posting of collateral and master netting provisions in the event of a default or other termination event. Collateral is posted by the Fund or the counterparty to the extent of

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Notes to Financial Statements (continued)

September 30, 2016

the net mark-to-market exposure to the other party of all open contracts under the agreement, subject to minimum transfer requirements. Master netting provisions allow the Fund and the counterparty, in the event of a default or other termination event, to offset amounts owed by each related to derivative contracts, including any posted collateral, to one net amount payable by either the Fund or the counterparty. The Fund’s ISDA agreements typically contain provisions that allow a counterparty to terminate open contracts early if the NAV of the Fund declines beyond a certain threshold. For financial reporting purposes, the Fund does not offset derivative assets and liabilities, and any related collateral received or pledged, on the Statements of Assets and Liabilities.

As of September 30, 2016, gross amounts of over-the-counter derivative assets and liabilities not offset in the Statements of Assets and Liabilities and the related net amounts after taking into account master netting arrangements, by counterparty, are as follows:

Global Equity and Income Fund

Counterparty	Gross Amounts of Assets	Offset Amount	Net Asset Balance	Collateral (Received)/ Pledged	Net Amount
Citibank N.A.	$3,313	$—	$3,313	$—	$3,313
Credit Suisse International	261,528	(219,122)	42,406	—	42,406
Morgan Stanley & Co.	1,176	(1,176)	—	—	—
UBS AG	337,184	(61,755)	275,429	(275,429)	—

	$603,201	$(282,053)	$321,148	$(275,429)	$45,719

Counterparty	Gross Amounts of Liabilities	Offset Amount	Net Liability Balance	Collateral (Received)/ Pledged	Net Amount
Credit Suisse International	$(219,122)	$219,122	$—	$—	$—
Morgan Stanley & Co.	(5,456)	1,176	(4,280)	4,280	—
UBS AG	(61,755)	61,755	—	—	—

	$(286,333)	$282,053	$(4,280)	$4,280	$—

The actual collateral received or pledged, if any, may exceed the amounts shown in the table due to overcollateralization. Timing differences may exist between when contracts under the ISDA agreements are marked-to-market and when collateral moves. The ISDA agreements include tri-party control agreements under which collateral is held for the benefit of the secured party at a third party custodian, State Street Bank.

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Notes to Financial Statements (continued)

September 30, 2016

Counterparty risk is managed based on policies and procedures established by the Fund’s adviser. Such policies and procedures may include, but are not limited to, minimum counterparty credit rating requirements, monitoring of counterparty credit default swap spreads and posting of collateral. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the Fund’s aggregated unrealized gains and the amount of any collateral pledged to the counterparty, which may be offset by any collateral posted to the Fund by the counterparty. ISDA master agreements can help to manage counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under these ISDA agreements, collateral is routinely transferred if the total net exposure in respect of certain transactions, net of existing collateral already in place, exceeds a specified amount (typically $250,000, depending on the counterparty). With exchange-traded derivatives, there is minimal counterparty credit risk to the Fund because the exchange’s clearinghouse, as counterparty to these instruments, stands between the buyer and the seller of the contract. Credit risk still exists in exchange-traded derivatives with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro rata basis across all of the broker’s customers, potentially resulting in losses to the Fund. Based on balances reflected on the Fund’s Statement of Assets and Liabilities, the following table shows (i) the maximum amount of loss due to credit risk that, based on the gross fair value of the financial instrument, the applicable Fund would incur if parties (including OTC derivative counterparties and brokers holding margin for exchange-traded derivatives) to the relevant financial instruments failed completely to perform according to the terms of the contracts and the collateral or other security, if any, for the amount due proved to be of no value to the Fund, and (ii) the amount of loss that the applicable Fund would incur after taking into account master netting provisions pursuant to ISDA agreements, as of September 30, 2016:

Fund	Maximum Amount of Loss - Gross	Maximum Amount of Loss - Net
Global Equity and Income Fund	$655,188	$93,426

These amounts include cash received as collateral for Global Equity and Income Fund of $360,000.

5.  Purchases and Sales of Securities.  For the year ended September 30, 2016, purchases and sales of securities (excluding short-term investments and U.S. Government/Agency securities and including paydowns) were as follows:

Fund	Purchases	Sales
Global Equity and Income Fund	$724,555,203	$479,360,444
Growth Fund	2,767,080,632	287,562,690
Value Fund	200,588,365	507,588,420

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Notes to Financial Statements (continued)

September 30, 2016

For the year ended September 30, 2016, purchases and sales of U.S. Government/Agency securities by the Global Equity and Income Fund were $84,698,200 and $115,881,283, respectively.

6. Management Fees and Other Transactions with Affiliates.

a.  Management Fees.  Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as investment adviser to each Fund. Separate management agreements for each Fund in effect for the year ended September 30, 2016, provided for fees at the following annual percentage rates of each Fund’s average daily net assets:

	Percentage of Average Daily Net Assets
Fund	First $2 billion	Over $2 billion
Global Equity and Income Fund	0.75%	0.73%
Growth Fund	0.50%	0.50%
Value Fund	0.50%	0.50%

Loomis Sayles has given binding undertakings to the Funds to waive management fees and/or reimburse certain expenses to limit the Funds’ operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes, organizational and extraordinary expenses such as litigation and indemnification expenses. These undertakings are in effect until January 31, 2017, may be terminated before then only with the consent of the Funds’ Board of Trustees and are reevaluated on an annual basis. Management fees payable, as reflected on the Statements of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings. Waivers/reimbursements that exceed management fees payable are reflected on the Statements of Assets and Liabilities as receivable from investment adviser.

For the year ended September 30, 2016 (period ending close of business January 11, 2016, for Class B) the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class B	Class C	Class N	Class Y	Admin Class
Global Equity and Income Fund	1.25%	—	2.00%	—	1.00%	—
Growth Fund	1.25%	2.00%	2.00%	0.95%	1.00%	—
Value Fund	1.10%	1.85%	1.85%	0.80%	0.85%	1.35%

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Notes to Financial Statements (continued)

September 30, 2016

Loomis Sayles shall be permitted to recover expenses it has borne under the expense limitation agreements (whether through waiver of its management fees or otherwise) on a class by class basis in later periods to the extent the annual operating expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

For the year ended September 30, 2016, the management fees for each Fund were as follows:

Fund	Management Fees	Percentage of Average Daily Net Assets
Global Equity and Income Fund	$10,746,920	0.75%
Growth Fund	13,482,702	0.50%
Value Fund	7,041,043	0.50%

No expenses were recovered for any of the Funds during the year ended September 30, 2016 under the terms of the expense limitation agreements.

Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trust. Loomis Sayles’ general partner is indirectly owned by Natixis Global Asset Management, L.P. (“Natixis US”), which is part of Natixis Global Asset Management, an international asset management group based in Paris, France.

b.  Service and Distribution Fees.  NGAM Distribution, which is a wholly-owned subsidiary of Natixis US, has entered into a distribution agreement with the Trust. Pursuant to this agreement, NGAM Distribution serves as principal underwriter of the Funds of the Trust.

Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to each Fund’s Class A shares (the “Class A Plans”), a Distribution and Service Plan relating to each Fund’s Class B (if applicable) and Class C shares (the “Class B and Class C Plans”), and Value Fund has adopted a Distribution Plan relating to its Admin Class shares (the “Admin Class Plan”).

Under the Class A Plans, each Fund pays NGAM Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class A shares, as reimbursement for expenses incurred by NGAM Distribution in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class B (if applicable) and Class C Plans, each Fund pays (or paid) NGAM Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class B (if applicable) and Class C shares, as

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Notes to Financial Statements (continued)

September 30, 2016

compensation for services provided by NGAM Distribution in providing personal services to investors in Class B (if applicable) and Class C shares and/or the maintenance of shareholder accounts.

Also under the Class B (if applicable) and Class C Plans, each Fund pays (or paid) NGAM Distribution a monthly distribution fee at an annual rate of 0.75% of the average daily net assets attributable to the Funds’ Class B (if applicable) and Class C shares, as compensation for services provided by NGAM Distribution in connection with the marketing or sale of Class B (if applicable) and Class C shares.

Under the Admin Class Plan, Value Fund pays NGAM Distribution a monthly distribution fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Admin Class shares, as compensation for services provided by NGAM Distribution in connection with the marketing or sale of Admin Class shares or for payments made by NGAM Distribution to securities dealers or other financial intermediaries as commissions, asset-based sales charges or other compensation with respect to the sale of Admin Class shares, or for providing personal services to investors and/or the maintenance of shareholder accounts.

In addition, the Admin Class shares of Value Fund may pay NGAM Distribution an administrative service fee, at an annual rate not to exceed 0.25% of the average daily net assets attributable to Admin Class shares. These fees are subsequently paid to securities dealers or financial intermediaries for providing personal services and/or account maintenance for their customers who hold such shares.

For the year ended September 30, 2016, the service and distribution fees for each Fund were as follows:

	Service Fees				Distribution Fees
Fund	Class A	Class B	Class C	Admin Class	Class B	Class C	Admin Class
Global Equity and Income Fund	$674,991	$—	$1,048,362	$—	$—	$3,145,090	$—
Growth Fund	1,023,599	8	188,723	—	22	566,168	—
Value Fund	354,954	30	32,389	156,602	90	97,165	156,602

c.  Administrative Fees.  NGAM Advisors, L.P. (“NGAM Advisors”) provides certain administrative services for the Funds and contracts with State Street Bank to serve as sub-administrator. NGAM Advisors is a wholly-owned subsidiary of Natixis US. Pursuant to an agreement among Natixis Funds Trusts, Loomis Sayles Funds Trusts and NGAM Advisors, each Fund pays NGAM Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts and Loomis Sayles Funds Trusts, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion, 0.0350% of the next $30 billion and 0.0325% of such assets in excess of $90 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts and Loomis Sayles Funds Trusts of $10 million, which is reevaluated on an annual basis.

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Notes to Financial Statements (continued)

September 30, 2016

For the year ended September 30, 2016, the administrative fees for each Fund were as follows:

Fund	Administrative Fees
Global Equity and Income Fund	$631,931
Growth Fund	1,191,159
Value Fund	620,523

d.  Sub-Transfer Agent Fees.   NGAM Distribution has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Funds and has agreed to compensate the intermediaries for providing those services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. These services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly at the Funds’ transfer agent. Accordingly, the Funds have agreed to reimburse NGAM Distribution for all or a portion of the servicing fees paid to these intermediaries. The reimbursement amounts (sub-transfer agent fees) paid to NGAM Distribution are subject to a current per-account equivalent fee limit approved by the Funds’ Board of Trustees, which is based on fees for similar services paid to the Funds’ transfer agent and other service providers. Class N shares do not bear such expenses.

For the year ended September 30, 2016, the sub-transfer agent fees (which are reflected in transfer agent fees and expenses in the Statements of Operations) for each Fund were as follows:

Fund	Sub-Transfer Agent Fees
Global Equity and Income Fund	$1,145,652
Growth Fund	2,344,001
Value Fund	892,030

As of September 30, 2016, the Funds owe NGAM Distribution the following reimbursements for sub-transfer agent fees (which are reflected in the Statements of Assets and Liabilities as payable to distributor):

Fund	Reimbursements of Sub-Transfer Agent Fees
Global Equity and Income Fund	$14,671
Growth Fund	47,712
Value Fund	10,227

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Notes to Financial Statements (continued)

September 30, 2016

Sub-transfer agent fees attributable to Class A, Class B, Class C, Class Y, and Admin Class are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes.

e.  Commissions.  Commissions (including CDSCs) on Fund shares retained by NGAM Distribution during the year ended September 30, 2016, were as follows:

Fund	Commissions
Global Equity and Income Fund	$129,417
Growth Fund	161,960
Value Fund	52,639

f.  Trustees Fees and Expenses.  The Trust does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of NGAM Advisors, NGAM Distribution, Natixis US or their affiliates. The Chairperson of the Board of Trustees receives a retainer fee at the annual rate of $325,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $155,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, the chairperson of the Contract Review Committee and the chairperson of the Audit Committee each receive an additional retainer fee at the annual rate of $17,500. The chairperson of the Governance Committee receives an additional retainer fee at the annual rate of $10,000. Each Contract Review Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts and Loomis Sayles Funds Trusts based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Prior to January 1, 2016, the Chairperson of the Board received a retainer fee at the annual rate of $300,000 and each Independent Trustee (other than the Chairperson) received, in the aggregate, a retainer fee at the annual rate of $130,000. The chairperson of the Governance Committee received an additional retainer fee at the annual rate of $5,000. All other Trustee fees remained unchanged.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based

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Notes to Financial Statements (continued)

September 30, 2016

on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts and Loomis Sayles Funds Trusts as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts and Loomis Sayles Funds Trusts, and are normally reflected as Trustees’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees in the Statements of Assets and Liabilities.

g.  Affiliated Ownership.  As of September 30, 2016, Loomis Sayles Funded Pension Plan and Trust (“Pension Plan”) and Loomis Sayles Employees’ Profit Sharing Retirement Plan (“Retirement Plan”) held shares of the Funds representing the following percentages of the Fund’s net assets:

Fund	Pension Plan	Retirement Plan	Total Affiliated Ownership
Global Equity and Income Fund	1.06%	1.00%	2.06%
Growth Fund	0.32%	0.84%	1.16%
Value Fund	1.13%	1.87%	3.00%

Investment activities of affiliated shareholders could have material impacts on the Funds.

h.  Reimbursement of Transfer Agent Fees and Expenses.  NGAM Advisors has given a binding contractual undertaking to the Growth Fund to reimburse any and all transfer agency expenses for the Fund’s Class N shares. This undertaking is in effect through January 31, 2017 and is not subject to recovery under the expense limitation agreement described above.

For the year ended September 30, 2016, NGAM Advisors reimbursed the Fund $205 for transfer agency expenses related to Class N shares.

i.  Payment by Affiliates.  For the year ended September 30, 2016, Loomis Sayles reimbursed Global Equity and Income Fund $49,212 in connection with a trading error.

7.  Class-Specific Transfer Agent Fees and Expenses.   For the year ended September 30, 2016, the Funds incurred the following class-specific transfer agent fees and expenses (including sub-transfer agent fees, where applicable):

	Transfer Agent Fees and Expenses
Fund	Class A	Class B	Class C	Class N	Class Y	Admin Class
Growth Fund	$392,003	$3	$70,321	$205	$2,055,757	$—
Value Fund	168,818	12	15,270	1,301	727,407	73,541

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Notes to Financial Statements (continued)

September 30, 2016

Transfer agent fees and expenses attributable to Class A, Class B, Class C, Class Y and Admin Class are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes. Transfer agent fees and expenses attributable to Class N are allocated to Class N.

The Global Equity and Income Fund allocates transfer agent fees and expenses on a pro rata basis based on the relative net assets of each class to the total net assets of those classes.

8.  Line of Credit.  Effective April 14, 2016, the Fund, together with certain other funds of Natixis Funds Trusts and Loomis Sayles Funds Trusts, entered into a 364-day, $400,000,000 syndicated, committed, unsecured line of credit with Citibank, N.A. to be used for temporary or emergency purposes only. Any one Fund may borrow up to the full $400,000,000 under the line of credit (as long as all borrowings by all Funds in the aggregate do not exceed the $400,000,000 limit at any time) subject to each Fund’s investment restrictions. Interest is charged to the Funds at a rate equal to the greater of the eurodollar or the federal funds rate plus 1.00%. In addition, a commitment fee of 0.10% per annum, payable on the last business day of each month, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit. The Funds paid an arrangement fee, an upfront fee, and other fees in connection with the new line of credit agreement, which are being amortized over a period of 364 days and are reflected as miscellaneous expenses on the Statements of Operations. The unamortized balance is reflected as prepaid expenses on the Statements of Assets and Liabilities.

Prior to April 14, 2016 each Fund, together with certain other funds of Natixis Funds Trusts and Loomis Sayles Funds Trusts, participated in a $150,000,000 committed unsecured line of credit provided by State Street Bank. Any one Fund was able to borrow up to the full $150,000,000 under the line of credit (as long as all borrowings by all Funds in the aggregate do not exceed the $150,000,000 limit at any time). Interest was charged to each participating Fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 1.25%. In addition, a commitment fee of 0.15% per annum, payable at the end of each calendar quarter, was accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

For the year ended September 30, 2016, none of the Funds had borrowings under these agreements.

9.  Brokerage Commission Recapture.  Each Fund has entered into agreements with certain brokers whereby the brokers will rebate a portion of brokerage commissions. All amounts rebated by the brokers are returned to the Funds under such agreements

91  |

Notes to Financial Statements (continued)

September 30, 2016

and are included in realized gains on investments on the Statements of Operations. For the year ended September 30, 2016, amounts rebated under these agreements were as follows:

Fund	Rebates
Global Equity and Income Fund	$33,951
Growth Fund	98,367
Value Fund	66,530

10.  Concentration of Risk.  Each Fund’s investments in foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Greater political, economic, credit and information risks are also associated with foreign securities.

11.  Concentration of Ownership.  From time to time, a Fund may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of such accounts could have material impacts on the Funds. As of September 30, 2016, based on management’s evaluation of the shareholder account base, the Funds had accounts representing controlling ownership of more than 5% of the Fund’s total outstanding shares. The number of such accounts, based on accounts that represent more than 5% of an individual class of shares, and the aggregate percentage of net assets represented by such holdings were as follows:

Fund	Number of 5% Account Holders	Percentage of Ownership
Global Equity and Income Fund	—	—
Growth Fund	3	22.40%
Value Fund	2	34.88%

Omnibus shareholder accounts for which NGAM Advisors understands that the intermediary has discretion over the underlying shareholder accounts or investment models where a shareholder account may be invested for a non-discretionary customer are included in the table above. For other omnibus accounts, the Funds do not have information on the individual shareholder accounts underlying the omnibus accounts; therefore, there could be other 5% shareholders in addition to those disclosed in the table above.

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Notes to Financial Statements (continued)

September 30, 2016

12.  Capital Shares.   Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Year Ended September 30, 2016		Year Ended September 30, 2015
Global Equity and Income Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	6,518,060	$118,574,424	4,329,411	$83,633,755
Issued in connection with the reinvestment of distributions	577,893	10,419,401	543,357	10,198,816
Redeemed	(5,833,275)	(106,983,972)	(3,512,804)	(67,808,443)

Net change	1,262,678	$22,009,853	1,359,964	$26,024,128

Class C
Issued from the sale of shares	5,118,112	$92,412,220	5,429,765	$103,964,870
Issued in connection with the reinvestment of distributions	632,650	11,305,458	555,784	10,348,688
Redeemed	(4,961,383)	(89,655,498)	(3,679,631)	(70,272,069)

Net change	789,379	$14,062,180	2,305,918	$44,041,489

Class Y
Issued from the sale of shares	20,904,782	$383,282,778	11,734,160	$227,617,351
Issued in connection with the reinvestment of distributions	1,658,138	30,028,870	1,570,256	29,583,620
Redeemed	(11,843,072)	(215,508,066)	(12,553,471)	(243,060,865)

Net change	10,719,848	$197,803,582	750,945	$14,140,106

Increase (decrease) from capital share transactions	12,771,905	$233,875,615	4,416,827	$84,205,723

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Notes to Financial Statements (continued)

September 30, 2016

12.  Capital Shares (continued).

	Year Ended September 30, 2016		Year Ended September 30, 2015
Growth Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	56,665,269	$606,177,061	7,627,613	$76,862,467
Issued in connection with the reinvestment of distributions	45,231	484,871	32,331	321,374
Redeemed	(8,031,026)	(87,510,712)	(2,055,747)	(20,446,591)

Net change	48,679,474	$519,151,220	5,604,197	$56,737,250

Class B(a)
Issued from the sale of shares	—	$—	342	$3,298
Redeemed	(2,435)	(23,311)	(46,536)	(434,022)

Net change	(2,435)	$(23,311)	(46,194)	$(430,724)

Class C
Issued from the sale of shares	7,094,313	$72,448,712	1,853,819	$17,439,832
Redeemed	(1,673,262)	(16,737,009)	(738,782)	(6,915,130)

Net change	5,421,051	$55,711,703	1,115,037	$10,524,702

Class N
Issued from the sale of shares	4,862,039	$58,891,254	—	$—
Issued in connection with the reinvestment of distributions	2,429	27,613	1	7
Redeemed	(92,271)	(1,120,395)	—	—

Net change	4,772,197	$57,798,472	1	$7

Class Y
Issued from the sale of shares	211,348,667	$2,459,280,818	52,581,221	$564,535,215
Issued in connection with the reinvestment of distributions	485,301	5,527,574	466,174	4,918,135
Redeemed	(48,951,026)	(574,527,325)	(18,517,808)	(199,164,033)
Redeemed in-kind (Note 13)	—	—	(23,009,100)	(238,604,371)

Net change	162,882,942	$1,890,281,067	11,520,487	$131,684,946

Increase (decrease) from capital share transactions	221,753,229	$2,522,919,151	18,193,528	$198,516,181

(a)	On January 11, 2016, Class B shares were converted into Class A shares. See Note 1 of Notes to Financial Statements.

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Notes to Financial Statements (continued)

September 30, 2016

12.  Capital Shares (continued).

	Year Ended September 30, 2016		Year Ended September 30, 2015
Value Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	5,405,331	$108,937,619	1,738,963	$46,569,244
Issued in connection with the reinvestment of distributions	1,230,998	24,706,134	2,328,240	61,605,209
Redeemed	(2,577,346)	(52,841,200)	(19,246,045)	(514,711,447)

Net change	4,058,983	$80,802,553	(15,178,842)	$(406,536,994)

Class B(a)
Issued from the sale of shares	—	$—	107	$2,889
Issued in connection with the reinvestment of distributions	370	7,734	1,136	30,982
Redeemed	(2,824)	(60,701)	(22,159)	(612,219)

Net change	(2,454)	$(52,967)	(20,916)	$(578,348)

Class C
Issued from the sale of shares	122,952	$2,535,303	168,212	$4,489,770
Issued in connection with the reinvestment of distributions	113,598	2,260,606	46,757	1,229,708
Redeemed	(311,075)	(6,355,498)	(181,426)	(4,774,431)

Net change	(74,525)	$(1,559,589)	33,543	$945,047

Class N
Issued from the sale of shares	6,545,776	$134,293,918	12,753,984	$350,880,527
Issued in connection with the reinvestment of distributions	6,367,068	127,787,057	2,770,273	73,439,957
Redeemed	(11,927,955)	(242,790,215)	(6,232,756)	(161,942,813)

Net change	984,889	$19,290,760	9,291,501	$262,377,671

Class Y
Issued from the sale of shares	6,678,218	$137,583,491	7,557,970	$201,571,556
Issued in connection with the reinvestment of distributions	6,872,653	138,277,784	4,074,597	108,180,554
Redeemed	(15,223,159)	(315,369,325)	(28,985,641)	(786,537,213)

Net change	(1,672,288)	$(39,508,050)	(17,353,074)	$(476,785,103)

Admin Class
Issued from the sale of shares	303,761	$6,542,562	3,750,246	$100,404,741
Issued in connection with the reinvestment of distributions	972,040	19,256,108	8	209
Redeemed	(4,819,733)	(96,326,889)	(173,819)	(4,485,251)

Net change	(3,543,932)	$(70,528,219)	3,576,435	$95,919,699

Increase (decrease) from capital share transactions	(249,327)	$(11,555,512)	(19,651,353)	$(524,658,028)

(a)	On January 11, 2016, Class B shares were converted into Class A shares. See Note 1 of Notes to Financial Statements.

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Notes to Financial Statements (continued)

September 30, 2016

13.  Redemption In-Kind.  In certain circumstances, a Fund may distribute portfolio securities rather than cash as payment for redemption of Fund shares (redemption in-kind). For financial reporting purposes, the Fund will recognize a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities; the Fund will recognize a loss if the cost exceeds value. Gains and losses realized on redemptions in-kind are not recognized for tax purposes, and are re-classified from realized gain (loss) to paid-in-capital.

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Report of Independent Registered Public Accounting Firm

To the Trustees of Loomis Sayles Funds Trust II and Shareholders of Loomis Sayles Global Equity and Income Fund, Loomis Sayles Growth Fund and Loomis Sayles Value Fund:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Loomis Sayles Global Equity and Income Fund, Loomis Sayles Growth Fund, and Loomis Sayles Value Fund, each a series of Loomis Sayles Funds Trust II (collectively, the “Funds”) at September 30, 2016, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2016 by correspondence with the custodian, agent banks and brokers, provide a reasonable basis for our opinion expressed above.

PricewaterhouseCoopers LLP

Boston, Massachusetts

November 21, 2016

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2016 U.S. Tax Distribution Information to Shareholders (Unaudited)

Corporate Dividends Received Deduction.  For the fiscal year ended September 30, 2016, a percentage of dividends distributed by the Funds listed below qualify for the dividends received deduction for corporate shareholders. These percentages are as follows:

Fund	Qualifying Percentage
Global Equity and Income	24.30%
Growth	97.49%
Value	100.00%

Capital Gains Distributions.  Pursuant to Internal Revenue Section 852(b), the following Funds paid distributions, which have been designated as capital gains distributions for the fiscal year ended September 30, 2016, unless subsequently determined to be different.

Fund	Amount
Global Equity and Income	$57,954,573
Value	303,533,014

Qualified Dividend Income.  For the fiscal year ended September 30, 2016, the Funds below will designate up to the maximum amount allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. If the Funds pay a distribution during calendar year 2016, complete information will be reported in conjunction with Form 1099-DIV.

Fund
Global Equity and Income
Growth
Value

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Trustee and Officer Information

The tables below provide certain information regarding the trustees and officers of Loomis Sayles Funds II (the “Trust”). Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116. The Funds’ Statement(s) of Additional Information include additional information about the trustees of the Trust and are available by calling Natixis Funds at 800-225-5478.

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES

Kenneth A. Drucker (1945)	Trustee since 2008 Chairperson of the Audit Committee and Governance Committee Member	Retired	44 None	Significant experience on the Board and on the boards of other business organizations (including at investment companies); executive experience (including as treasurer of an aerospace, automotive, and metal manufacturing corporation)

Edmond J. English (1953)	Trustee since 2013 Audit Committee Member	Chief Executive Officer of Bob’s Discount Furniture (retail)	44 Director, Burlington Stores, Inc. (retail); Formerly, Director, BJ’s Wholesale Club (retail)	Experience on the Board and significant experience on the boards of other business organizations (including retail companies and a bank); executive experience (including at a retail company)

99  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Richard A. Goglia (1951)	Trustee since 2015 Audit Committee Member	Retired; formerly Vice President and Treasurer of Raytheon Company (defense)	44 None	Experience on the Board and executive experience (including his role as vice president and treasurer of a defense company and experience at a financial services company)

Wendell J. Knox (1948)	Trustee since 2009 Contract Review Committee Member and Governance Committee Member	Director of Abt Associates Inc. (research and consulting)	44 Director, Eastern Bank (bank); Director, The Hanover Insurance Group (property and casualty insurance)	Significant experience on the Board and on the boards of other business organizations (including at a bank and at a property and casualty insurance firm); executive experience (including roles as president and chief executive officer of a research and consulting company)

|  100

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Martin T. Meehan (1956)	Trustee since 2012 Contract Review Committee Member	President, University of Massachusetts; formerly, Chancellor and faculty member, University of Massachusetts Lowell	44 None	Experience on the Board and on the boards of other business organizations; experience as President of the University of Massachusetts; government experience (including as a member of the U.S. House of Representatives); academic experience

Sandra O. Moose (1942)	Chairperson of the Board of Trustees since November 2005 Trustee since 2003 Ex Officio member of the Audit Committee, the Contract Review Committee and the Governance Committee	President, Strategic Advisory Services (management consulting)	44 Formerly, Director, AES Corporation (international power company); formerly, Director, Verizon Communications (telecommunications company)	Significant experience on the Board and on the boards of other business organizations (including at a telecommunications company, an international power company and a specialty chemicals corporation); executive experience (including at a management consulting company)

101  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

James P. Palermo (1955)	Trustee since 2016 Contract Review Committee Member	Founding Partner, Breton Capital Management, LLC (private equity); formerly, Chief Executive Officer of Global Client Management of The Bank of New York Mellon Corporation	44 None	Experience on the Board; financial services industry and executive experience (including roles as chief executive officer of client management and asset servicing for a banking and financial services company)

Erik R. Sirri (1958)	Trustee since 2009 Audit Committee Member	Professor of Finance at Babson College	44 None	Significant experience on the Board; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist

Peter J. Smail (1952)	Trustee since 2009 Chairperson of the Contract Review Committee and Governance Committee Member	Retired	44 None	Significant experience on the Board; mutual fund industry and executive experience (including roles as president and chief executive officer for an investment adviser)

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Cynthia L. Walker (1956)	Trustee since 2005 Chairperson of the Governance Committee and Contract Review Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine	44 None	Significant experience on the Board; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

INTERESTED TRUSTEES

Kevin P. Charleston[3] (1965) One Financial Center Boston, MA 02111	Trustee since 2015	President, Chief Executive Officer and Director; formerly, Chief Financial Officer, Loomis, Sayles & Company, L.P.	44 None	Experience on the Board; continuing service as President, Chief Executive Officer and Director of Loomis, Sayles & Company, L.P.

David L. Giunta[4] (1965)	Trustee since 2011 President since 2008 and Chief Executive Officer since 2015	President and Chief Executive Officer, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.	44 None	Significant experience on the Board; continuing experience as President and Chief Executive Officer of NGAM Advisors, L.P.

John T. Hailer[5] (1960)	Trustee since 2003	President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.	44 None	Significant experience on the Board; continuing experience as President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.

103  |

Trustee and Officer Information

[1]

Each trustee serves until retirement, resignation or removal from the Board. The current retirement age is 75. The position of Chairperson of the Board is appointed for a three-year term. Ms. Moose was appointed to serve an additional three-year term as the Chairperson of the Board on December 13, 2013.

[2]

The trustees of the Trusts serve as trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (collectively, the “Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (collectively, the “Loomis Sayles Funds Trusts”) and Natixis ETF Trust (collectively, the “Fund Complex”).

[3]

Mr. Charleston is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President and Chief Executive Officer of Loomis, Sayles & Company, L.P.

[4]

Mr. Giunta is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President and Chief Executive Officer of NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

[5]

Mr. Hailer is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.

Name and Year of Birth	Position(s) Held with the Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years[2]

OFFICERS OF THE TRUST

Daniel J. Fuss (1933) One Financial Center Boston, MA 02111	Executive Vice President	Since June 2003	Vice Chairman and Director, Loomis, Sayles & Company, L.P.

Russell L. Kane (1969)	Secretary, Clerk and Chief Legal Officer	Since July 2016	Executive Vice President, General Counsel, Secretary and Clerk, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.; formerly, Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

|  104

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years[2]

OFFICERS OF THE TRUST continued

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since October 2004	Senior Vice President, NGAM Advisors, L.P. and NGAM Distribution, L.P.

Rosa Licea-Mailloux (1976)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Since July 2016	Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.; formerly, Associate General Counsel, NGAM Distribution, L.P.

[1]

Each officer of the Trust serves for an indefinite term in accordance with the Trust’s current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]

Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Mr. Fuss is not an officer of the Natixis Funds Trusts. Previous positions during the past five years with NGAM Distribution, L.P., NGAM Advisors, L.P. or Loomis, Sayles & Company, L.P. are omitted, if not materially different from a trustee’s or officer’s current position with such entity.

105  |

Loomis Sayles Small Cap Growth Fund

Loomis Sayles Small Cap Value Fund

Loomis Sayles Small/Mid Cap Growth Fund

Annual Report

September 30, 2016

Portfolio Review	1
Portfolio of Investments	22
Financial Statements	41
Notes to Financial Statements	53

LOOMIS SAYLES SMALL CAP GROWTH FUND

Managers	Symbols
Mark F. Burns, CFA®	Institutional Class	LSSIX
John J. Slavik, CFA®	Retail Class	LCGRX
	Class N	LSSNX

Investment Objective

The Fund’s investment objective is long-term capital growth from investments in common stocks or other equity securities.

Market Conditions

Overall, U.S. equity markets were generally strong for the 12-month period, benefiting from the robust performance off the market bottom in February 2016 and following the two-day Brexit vote-inspired selloff in June. Within the small-cap segment of the market, the smallest companies and the lowest-quality companies (as measured by return on equity) were the strongest performers in the February market rebound. The third quarter of 2016 was a particularly challenging market environment for the fund, as the highest beta (high risk/high reward potential) names significantly outperformed the lowest beta names. Among small-cap stocks, value stocks significantly outperformed growth stocks.

Performance Results

For the 12 months ended September 30, 2016, Institutional Class shares of Loomis Sayles Small Cap Growth Fund returned 6.92%. The fund underperformed its benchmark, the Russell 2000® Growth Index, which returned 12.12%.

Explanation of Fund Performance

Stock selection in the information technology, industrials and healthcare sectors primarily accounted for the fund’s underperformance. Given the fund’s strategy, the market environment during the third quarter of 2016 created a significant headwind.

In terms of individual holdings, the top contributor to fund performance was financials company MarketAxess Holdings. The company continued to steadily gain market share in electronic bond trading, and its earnings grew. In addition, the company remains significantly underpenetrated in the fixed-income market, its biggest market opportunity. In 2016, MarketAxess launched electronic trading for municipal bonds, a market no other firm has been able to penetrate electronically. Following two years of increased investments, MarketAxess is now leveraging those efforts and generating robust incremental margins.

Wix.com, a website development company for small and medium businesses, also was a top-performing holding. The company demonstrated consistently strong revenue growth by converting free users to paid subscribers and retaining their business. The mid-year release of its Artificial Design Intelligence (ADI) platform generated a lot of excitement as an even easier and more intuitive way to create a website, and it’s positioned to aid

1  |

conversion in the future. Another top contributor was technology company Intersil, which announced it was being acquired by Rensas, a Japanese semiconductor company.

A position in Demandware, a software service provider that powers e-commerce for large brands and retailers, was a main detractor. The company was a multi-year holding for the fund, but in late 2015 it experienced slowing revenue due to lower same-store sales growth among existing customers. A sharp selloff in software-as-a-service companies in February 2016 triggered our stop loss, and we sold the position.

In addition, a position in Advisory Board Company, a research and software tools company serving the healthcare and education markets, was a primary detractor. A deceleration of growth in the healthcare segment and a delay in the integration of an education acquisition caused the stock to decline, triggering our stop-loss, and we sold the position.

A position in Restoration Hardware Holdings, a rapidly growing home furnishings retail chain, also weighed on fund performance. The company reported disappointing fourth-quarter 2015 earnings due to elevated promotions and supply chain issues. Furthermore, the company changed its pricing strategy, which created uncertainty about future demand trends. The stock price downturn triggered our stop-loss, and we exited the position.

Outlook

As we look forward, we continue to be focused on the underlying business trends of our existing holdings and potential new additions to ensure revenue and earnings growth trends can remain intact, if not improve.

Slow growth continues to be the name of the game for the U.S. economy. U.S. stocks, particularly small-caps, have had quite a strong run since the market bottom in February, and they may need to take a pause in the near term. Volatility remains subdued; however, macro events that lie ahead, including the U.S. election and the Federal Reserve’s actions, may lead to increasing levels of volatility. Earnings growth may continue to be elusive, with potential for positive trends not all that far off. While the outlook may not be terribly clear, we will not attempt to alter our process.

|  2

LOOMIS SAYLES SMALL CAP GROWTH FUND

Hypothetical Growth of $100,000 Investment in Institutional Class Shares

September 30, 2006 through September 30, 20162

Top Ten Holdings as of September 30, 2016

	Security Name	% of Net Assets
1	Ultimate Software Group, Inc. (The)	1.63%
2	Guidewire Software, Inc.	1.56%
3	MarketAxess Holdings, Inc.	1.53%
4	Bright Horizons Family Solutions, Inc.	1.47%
5	Euronet Worldwide, Inc.	1.44%
6	MKS Instruments, Inc.	1.42%
7	Monolithic Power Systems, Inc.	1.40%
8	WageWorks, Inc.	1.39%
9	Granite Construction, Inc.	1.34%
10	Cynosure, Inc., Class A	1.32%

The portfolio is actively managed and holdings are subject to change. There is no guarantee the Fund continues to invest in the securities referenced. The holdings listed exclude any temporary cash investments.

3  |

Average Annual Total Returns — September 30, 20162

					Expense Ratios[3]
	1 year	5 years	10 years	Life of Class N	Gross	Net

Institutional Class (Inception 12/31/96)	6.92%	14.33%	9.38%	—%	0.94%	0.94%

Retail Class (Inception 12/31/96)	6.61	13.99	9.09	—	1.19	1.19

Class N (Inception 2/1/13)	7.05	—	—	10.88	0.83	0.83

Comparative Performance
Russell 2000® Growth Index[1]	12.12	16.15	8.29	11.53

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit loomissayles.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

[1]

Russell 2000® Growth Index is an unmanaged index that measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® companies with higher price-to-book ratios and forecasted growth values.

[2]	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

[3]	As of the most recent prospectus, the investment advisor has contractually agreed to waive fees and/or reimburse expenses (with certain exceptions) once the expense cap of the Fund has been exceeded. This arrangement is set to expire on 1/31/17. When an expense cap has not been exceeded, the Fund may have similar expense ratios.

|  4

LOOMIS SAYLES SMALL CAP VALUE FUND

Managers	Symbols
Joseph R. Gatz, CFA®	Institutional Class	LSSCX
Jeffrey Schwartz, CFA®	Retail Class	LSCRX
	Admin Class	LSVAX
	Class N	LSCNX

Investment Objective

The Fund’s investment objective is long-term capital growth from investments in common stocks or other equity securities.

Market Conditions

Stocks generally experienced a sharp downturn from early December through mid-February due to weaker global economic trends, a sharp downturn in oil prices and fears of a premature rate hike from the Federal Reserve (the Fed). Markets recovered steadily off their mid-February lows as global economic fears abated, the Fed delayed further interest rate increases and commodity prices rebounded. Overall, there were significant changes in market leadership during the 12-month period. Growth stock and price momentum leadership in late 2015 gave way to outperformance from higher dividend-yielding utilities and REITs in early 2016. In the final three months of the period, investors showed greater risk tolerance, and small-cap stocks advanced well ahead of large-caps. Technology, healthcare and commodity-sensitive materials stocks outperformed during the final three months, while utilities and REITs lagged. Overall, small-cap stocks generally outperformed large-cap stocks for the entire 12-month period, and small-cap value stocks outperformed small-cap growth stocks.

Performance Results

For the 12 months ended September 30, 2016, Institutional Class shares of Loomis Sayles Small Cap Value Fund returned 16.75%. The fund underperformed its benchmark, the Russell 2000® Value Index, which returned 18.81%.

Explanation of Fund Performance

Portfolio strategy was consistent with our long-standing approach, employing our broad resources and rigorous research to identify individual companies and securities we believe are inefficiently priced. The fund’s relative performance was strong during the first half of the 12-month period, largely due to stock selection in the consumer discretionary, real estate investment trust (REIT), healthcare and consumer staples sectors. As markets accelerated higher during the second half of the period, fund returns were strong but lagged the index. Stock selection metrics deteriorated as markets strengthened and investors favored higher risk positions. Selection was weakest in market-leading sectors such as technology and materials, and among REITs.

5  |

The fund’s industrials and information technology sectors made the largest positive absolute contributions to performance for the 12-month period. The industrials sector outperformed the benchmark, and our overweight allocation and security selection within the sector led to outperformance relative to the benchmark’s industrial holdings. Information technology was among the strongest-performing sectors in the benchmark for the year, contributing to our favorable absolute return.

The top individual stock contributor was John Bean Technologies, a leading provider of food processing equipment and airport-related equipment. The company reported strong earnings and raised guidance throughout the year, as global demand for food processing equipment remained strong, profit margins steadily improved, and strategic acquisitions expanded the company’s addressable market.

U.S. Silica Holdings also was a main contributor. Our initial investment in the company, which is a leading provider of silica used in energy, industrial and specialty markets, was well timed, near the bottom point of the energy sector selloff in early 2016. We believe the company is well positioned for further recovery in the oilfield services industry. We also believe two recent acquisitions further strengthen the company’s market position and reach.

Littelfuse, a manufacturer of components and circuit protection devices for use in the automotive, electronics and general industrial markets, was a leading contributor. The company reported improving revenue, margin expansion and solid earnings growth throughout the period. The company announced two larger product line acquisitions, which we believe should contribute positively to future results.

All portfolio sectors generated a positive return during the period, but the contributions from materials and utilities were small, and had smaller weightings within the portfolio.

Although technology sector performance was strong in the benchmark, our technology holdings lagged the sector, contributing to the fund’s relative underperformance. In particular, VeriFone Systems and Zebra Technologies generated disappointing performance, offsetting a strong contribution from Advanced Energy Industries.

The materials sector was the strongest-performing sector in the benchmark, rebounding substantially off the February market bottom. Many of the most commodity-sensitive, highly levered materials companies led the rebound, and our stock selection in the sector lagged.

Sector allocation detracted from relative performance. While modest overweights in the outperforming technology and industrials sectors aided fund performance, underweights in utilities and REITs, both of which outperformed the benchmark, detracted from fund performance. Given the highly regulated nature of utilities and the tax-advantaged mandate for REITs to return nearly all free cash flow to shareholders via dividends, we typically find fewer opportunities within these sectors that meet our specific strategy and investment criteria. An overweight allocation in the consumer discretionary sector also detracted from fund performance.

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LOOMIS SAYLES SMALL CAP VALUE FUND

In terms of individual holdings, Libbey Inc. and Metaldyne Performance Group were the primary detractors for the period. Libbey, a manufacturer of glass tableware for the restaurant and retail industries, generates about 40% of revenues outside the U.S. and was hurt by the translation effect of a stronger U.S. dollar relative to other local currencies where its products are sold. The company also experienced increased competition in certain markets during the third quarter of 2015. The company lowered financial guidance as a result of these two factors. During the second quarter of 2016, we eliminated the holding on a thesis break; Libbey’s new CEO, hired in January, announced his intention to redefine Libbey as a consumer products company rather than an industrial manufacturer.

Metaldyne Performance Group is an automotive supplier focused on casting and forging complex metal parts primarily used for power-train and safety-critical components of the vehicle. We reduced our position in the stock near its all-time high during the quarter ending December 31, 2015. In January, we were surprised when management issued a cautious outlook for 2016 despite broader strength in the automotive markets, and we eliminated the position.

Outlook

With major U.S. equity indices at or very close to record highs, the bull market remains intact. However, it is now the second-longest bull market since the 1930s. Bull markets do not die of old age; typically, they struggle when intervening macroeconomic events such as rising inflation cause central banks to tighten monetary policy for an extended period. Currently, we believe the Fed may raise interest rates by 25 basis points by year-end, but all signs point to a very slow, deliberate tightening cycle. These measured expectations have helped prolong the business cycle and hence the rally in stock prices. If we are right that equity earnings are poised to move back to a growth mode later this year and in 2017, we think balanced equity performance across the market cap spectrum and across growth and value styles could result.

7  |

Hypothetical Growth of $100,000 Investment in Institutional Class Shares

September 30, 2006 through September 30, 20163

See notes to chart on page 9.

Top Ten Holdings as of September 30, 2016

	Security Name	% of Net Assets
1	Littelfuse, Inc.	1.54%
2	Retail Opportunity Investments Corp.	1.35%
3	Cathay General Bancorp	1.34%
4	Post Holdings, Inc.	1.30%
5	KAR Auction Services, Inc.	1.25%
6	Wintrust Financial Corp.	1.22%
7	ALLETE, Inc.	1.16%
8	First Financial Bancorp	1.14%
9	Signature Bank	1.14%
10	IBERIABANK Corp.	1.13%

The portfolio is actively managed and holdings are subject to change. There is no guarantee the Fund continues to invest in the securities referenced. The holdings listed exclude any temporary cash investments.

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LOOMIS SAYLES SMALL CAP VALUE FUND

Average Annual Total Returns — September 30, 20163

					Expense Ratios[4]
	1 year	5 years	10 years	Life of Class N	Gross	Net

Institutional Class (Inception 5/13/91)	16.75%	16.29%	8.14%	—%	0.99%	0.97%
Retail Class (Inception 12/31/96)	16.47	15.99	7.87	—	1.24	1.22
Admin Class (Inception 1/2/98)	16.19	15.71	7.59	—	1.47	1.45
Class N (Inception 2/1/13)	16.84	—	—	11.04	0.90	0.90

Comparative Performance
Russell 2000® Value Index[1]	18.81	15.45	5.78	9.63
Russell 2000® Index[2]	15.47	15.82	7.07	10.60

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit loomissayles.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

[1]

Russell 2000® Value Index is an unmanaged index that measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values.

[2]	Russell 2000® Index is an unmanaged index that measures the performance of the small-cap segment of the U.S. equity universe.

[3]	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

[4]	As of the most recent prospectus, the investment advisor has contractually agreed to waive fees and/or reimburse expenses (with certain exceptions) once the expense cap of the Fund has been exceeded. This arrangement is set to expire on 1/31/17. When an expense cap has not been exceeded, the Fund may have similar expense ratios.

9  |

LOOMIS SAYLES SMALL/MID CAP GROWTH FUND

Managers	Symbols
Mark F. Burns, CFA®	Institutional Class	LSMIX
John J. Slavik, CFA®

Investment Objective

The Fund’s investment objective is long-term capital growth from investments in common stocks or other equity securities.

Market Conditions

U.S. equity markets were generally strong for the 12-month period, benefitting from the robust performance off the market bottom in February 2016 and following the two-day Brexit vote-inspired selloff in June. Within the small/mid-cap segment of the market, the smallest companies and the lowest-quality companies (as measured by return on equity) were the strongest performers in the February market rebound. The third quarter of 2016 was a particularly challenging market environment for the fund, as the highest beta (high risk/high reward potential) names significantly outperformed the lowest beta names. Among small/mid-cap stocks, value stocks significantly outperformed growth stocks.

Performance Results

For the 12 months ended September 30, 2016, Institutional Class shares of Loomis Sayles Small/Mid Cap Growth Fund returned 7.51%. The Fund underperformed its benchmark, the Russell 2500™ Growth Index, which returned 11.02%.

Explanation of Fund Performance

Stock selection in the information technology and consumer discretionary sectors and an underweight position in the materials sector primarily accounted for the fund’s underperformance. Given the fund’s strategy, the market environment during the third quarter of 2016 created a significant headwind.

In terms of individual holdings, the top contributor to fund performance was financials company MarketAxess Holdings. The company continued to steadily gain market share in electronic bond trading, and its earnings grew. In addition, the company remains significantly underpenetrated in the fixed-income trading market, its biggest market opportunity. In 2016, MarketAxess launched electronic trading for municipal bonds, a market no other firm has been able to penetrate electronically. Following two years of increased investments, MarketAxess is now leveraging those efforts and generating robust incremental margins.

In addition, a position in Parsley Energy, an energy exploration company with a compelling acreage position in the Permian Basin, was a top contributor. The company’s prudent management team has kept leverage low and effectively managed the business through the commodity price downturn in 2015. We believe valuation remains reasonable

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LOOMIS SAYLES SMALL/MID CAP GROWTH FUND

relative to current production. The business continues to generate positive cash, and we believe it is well positioned to continue to expand its asset base and production levels for the foreseeable future, all while generating positive cash flow and maintaining low leverage.

Drew Industries, a leading provider of components to the RV industry, also was a main contributor. The stock advanced due to several factors, including favorable industry trends, growing revenues, diversification of the business and strong incremental margin performance given the high fixed-cost nature of the business.

A position in Virtusa, an information technology services and consulting company, was a main detractor. After several years of demonstrating above-industry growth and improving margins, the company acquired another technology services company with low growth and poor profitability. Despite the potential value of the combined entity, results have been disappointing, and we exited the position.

SPS Commerce, a provider of cloud-based supply chain management software, was a primary detractor. The stock declined after SPS reported its sales force contracted in the fourth quarter of 2015 due to a competitive hiring environment and a poorly structured compensation plan. The selloff was brief, and the stock recovered quickly, but the decline triggered our stop-loss and we did not benefit during the recovery. We repurchased the stock.

Palo Alto Networks, a networking security company, also detracted from performance. After a strong upward move in the stock during 2014 and the first half of 2015, elevated expectations and difficult comparisons created concerns about slowing revenue growth. These concerns were exacerbated by industry data showing a firewall spending surge in 2015 that was unlikely to repeat in 2016. The elevated valuation and high share turnover led us to sell the stock, especially given the volatile market conditions at the time of the sale in late January 2016.

Outlook

As we look forward, we continue to be focused on the underlying business trends of our existing holdings and potential new additions to ensure that revenue and earnings growth trends can remain intact, if not improve.

Slow growth continues to be the name of the game for the U.S. economy. U.S. stocks, particularly small-caps, have had quite a strong run since the market bottom in February, and they may need to take a pause in the near term. Volatility remains subdued; however, macro events that lie ahead, including the U.S. election and the Fed’s actions, may lead to increasing levels of volatility. Earnings growth may continue to be elusive, with potential for positive trends not all that far off. While the outlook may not be terribly clear, we will not attempt to alter our process.

11  |

Hypothetical Growth of $100,000 Investment in Institutional Class Shares

June 30, 2015 (inception) through September 30, 20162

See notes to chart on page 13.

Top Ten Holdings as of September 30, 2016

	Security Name	% of Net Assets
1	WellCare Health Plans, Inc.	1.98%
2	TransDigm Group, Inc.	1.91%
3	Ultimate Software Group, Inc. (The)	1.73%
4	Acuity Brands, Inc.	1.72%
5	Guidewire Software, Inc.	1.65%
6	Nord Anglia Education, Inc.	1.59%
7	B/E Aerospace, Inc.	1.57%
8	Vail Resorts, Inc.	1.53%
9	Blackbaud, Inc.	1.51%
10	Cantel Medical Corp.	1.51%

The portfolio is actively managed and holdings are subject to change. There is no guarantee the Fund continues to invest in the securities referenced. The holdings listed exclude any temporary cash investments.

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LOOMIS SAYLES SMALL/MID CAP GROWTH FUND

Average Annual Total Returns — September 30, 20162

			Expense Ratios[3]
	1 year	Life of Fund	Gross	Net

Institutional Class (Inception 6/30/15)	7.51%	-2.16%	2.84%	0.85%

Comparative Performance
Russell 2500TM Growth Index[1]	11.02	-0.99

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit loomissayles.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

[1]

Russell 2500TM Growth Index is an unmanaged index that measures the performance of the small-to-mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500TM companies with higher price-to-book ratios and higher forecasted growth values.

[2]	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

[3]	As of the most recent prospectus, the investment advisor has contractually agreed to waive fees and/or reimburse expenses (with certain exceptions) once the expense cap of the Fund has been exceeded. This arrangement is set to expire on 1/31/17. When an expense cap has not been exceeded, the Fund may have similar expense ratios.

1623917.2.1

13  |

ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the Funds are actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

All investing involves risk, including the risk of loss. There is no assurance that any investment will meet its performance objectives or that losses will be avoided.

Additional Index Information

This document may contain references to third party copyrights, indexes, and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis Global Asset Management or any of its related or affiliated companies (collectively “NGAM”) and does not sponsor, endorse or participate in the provision of any NGAM services, funds or other financial products.

The index information contained herein is derived from third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third party entities involved in compiling, computing or creating index information disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information.

Proxy Voting Information

A description of the Funds’ proxy voting policies and procedures is available without charge upon request, by calling Loomis Sayles at 800-633-3330; on the Funds’ website, at www.loomissayles.com, and on the Securities and Exchange Commission’s (SEC’s) website at www.sec.gov. Information about how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Funds’ website and the SEC’s website.

Quarterly Portfolio Schedules

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

UNDERSTANDING YOUR FUND’S EXPENSES

As a mutual fund shareholder you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. Certain exemptions may apply. These costs are described in more detail in the Funds’ prospectus. The following examples are intended to help you understand the ongoing costs of investing in the Funds and help you compare these with the ongoing costs of investing in other mutual funds.

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The first line in the table of each Fund shows the actual amount of Fund expenses you would have paid on a $1,000 investment in the Fund from April 1, 2016 through September 30, 2016. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the Expenses Paid During Period column as shown below for your class.

The second line in the table of each Fund provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Funds to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

Loomis Sayles Small Cap Growth Fund

Institutional Class	Beginning Account Value 4/1/2016	Ending Account Value 9/30/2016	Expenses Paid During Period* 4/1/2016 – 9/30/2016
Actual	$1,000.00	$1,085.80	$4.90
Hypothetical (5% return before expenses)	$1,000.00	$1,020.30	$4.75

Retail Class
Actual	$1,000.00	$1,084.20	$6.20
Hypothetical (5% return before expenses)	$1,000.00	$1,019.05	$6.01

Class N
Actual	$1,000.00	$1,086.00	$4.33
Hypothetical (5% return before expenses)	$1,000.00	$1,020.85	$4.19

*   Expenses are equal to the Fund’s annualized expense ratio: 0.94%, 1.19% and 0.83% for Institutional Class, Retail Class and Class N, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 366 (to reflect the half-year period).

15  |

Loomis Sayles Small Cap Value Fund

Institutional Class	Beginning Account Value 4/1/2016	Ending Account Value 9/30/2016	Expenses Paid During Period* 4/1/2016 – 9/30/2016
Actual	$1,000.00	$1,095.30	$4.71
Hypothetical (5% return before expenses)	$1,000.00	$1,020.50	$4.55

Retail Class
Actual	$1,000.00	$1,094.20	$6.02
Hypothetical (5% return before expenses)	$1,000.00	$1,019.25	$5.81

Admin Class
Actual	$1,000.00	$1,092.70	$7.32
Hypothetical (5% return before expenses)	$1,000.00	$1,018.00	$7.06

Class N
Actual	$1,000.00	$1,095.90	$4.35
Hypothetical (5% return before expenses)	$1,000.00	$1,020.85	$4.19

*   Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 0.90%, 1.15%, 1.40% and 0.83% for Institutional Class, Retail Class, Admin Class and Class N, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 366 (to reflect the half-year period).

Loomis Sayles Small/Mid Cap Growth Fund

Institutional Class	Beginning Account Value 4/1/2016	Ending Account Value 9/30/2016	Expenses Paid During Period* 4/1/2016 – 9/30/2016
Actual	$1,000.00	$1,072.80	$4.40
Hypothetical (5% return before expenses)	$1,000.00	$1,020.75	$4.29

*   Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement) of 0.85%, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 366 (to reflect the half-year period).

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BOARD APPROVAL OF THE EXISTING ADVISORY AGREEMENTS

The Board of Trustees of the Trusts (the “Board”), including the Independent Trustees, considers matters bearing on each Fund’s advisory agreement (collectively, the “Agreements”) at most of its meetings throughout the year. Each year, usually in the spring, the Contract Review Committee of the Board meets to review the Agreements to determine whether to recommend that the full Board approve the continuation of the Agreements, typically for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements. The Loomis Sayles Small/Mid Cap Growth Fund was not included in the most recent annual review as the Fund’s initial board-approved advisory agreement is in effect until July 1, 2017.

In connection with these meetings, the Trustees receive materials that the Funds’ investment adviser (the “Adviser”) believes to be reasonably necessary for the Trustees to evaluate the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Funds and the performance of peer groups and categories of funds and the Funds’ performance benchmarks, (ii) information on the Funds’ advisory fees and other expenses, including information comparing the Funds’ expenses to the fees charged to institutional accounts with similar strategies managed by the Adviser, if any, and to those of peer groups of funds and information about applicable expense caps and/or fee “breakpoints,” (iii) sales and redemption data in respect of the Funds, (iv) information about the profitability of the Agreements to the Adviser and (v) information obtained through the completion by the Adviser of a questionnaire distributed on behalf of the Trustees. The Board, including the Independent Trustees, also considers other matters such as (i) the Adviser’s financial results and/or financial condition, (ii) each Fund’s investment objective and strategies and the size, education and experience of the Adviser’s investment staff and its use of technology, external research and trading cost measurement tools, (iii) arrangements in respect of the distribution of the Funds’ shares and the related costs, (iv) the procedures employed to determine the value of the Funds’ assets, (v) the allocation of the Funds’ brokerage, if any, including, if applicable, allocations to brokers affiliated with the Adviser and the use of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services, (vi) the resources devoted to, and the record of compliance with, the Funds’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (vii) information about amounts invested by the Funds’ portfolio managers in the Funds or in similar accounts that they manage and (viii) the general economic outlook with particular emphasis on the mutual fund industry. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from the Adviser.

In addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Agreements, the Trustees receive materials in advance of each regular quarterly meeting of the Board that provide detailed information about the Funds’ investment performance and the fees charged to the Funds for advisory

17  |

and other services. This information generally includes, among other things, an internal performance rating for each Fund based on agreed-upon criteria, graphs showing each Fund’s performance and fee differentials against each Fund’s peer group/category, performance ratings provided by a third-party, total return information for various periods, and third-party performance rankings for various periods comparing a Fund against similarly categorized funds. The portfolio management team for each Fund or other representatives of the Adviser make periodic presentations to the Contract Review Committee and/or the full Board, and Funds identified as presenting possible performance concerns may be subject to more frequent board presentations and reviews. In addition, each quarter the Trustees are provided with detailed statistical information about each Fund’s portfolio. The Trustees also receive periodic updates between meetings.

The Board most recently approved the continuation of the Agreements at its meeting held in June 2016. The Agreements were continued for a one-year period for the Funds. In considering whether to approve the continuation of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreements included, but were not limited to, the factors listed below.

The nature, extent and quality of the services provided to the Funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by the Adviser and its affiliates to the Funds and the resources dedicated to the Funds by the Adviser and its affiliates.

The Trustees considered not only the advisory services provided by the Adviser to the Funds, but also the monitoring and oversight services provided by NGAM Advisors, L.P. (“NGAM Advisors”). They also considered the administrative services provided by NGAM Advisors and its affiliates to the Funds. For each Fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the renewal of the Agreements.

Investment performance of the Funds and the Adviser. As noted above, the Trustees received information about the performance of the Funds over various time periods, including information that compared the performance of the Funds to the performance of peer groups and categories of funds and the Funds’ respective performance benchmarks. In addition, the Trustees also reviewed data prepared by an independent third party that analyzed the performance of the Funds using a variety of performance metrics, including metrics that also measured the performance of the Funds on a risk adjusted basis.

With respect to each Fund, the Board concluded that the Fund’s performance or other relevant factors supported the renewal of the Agreement relating to that Fund. In the case

|  18

of the Loomis Sayles Small Cap Value Fund, the performance of which lagged that of a relevant peer group median and/or category median of funds for certain (although not necessarily all) periods , the Board concluded that other factors relevant to performance supported renewal of the relevant Agreement. These factors included one or more of the following: (1) that the underperformance was attributable, to a significant extent, to investment decisions by the Adviser that were reasonable and consistent with the Fund’s investment objective and policies ; (2) that the Fund’s more recent performance was competitive when compared to relevant performance benchmarks or peer groups; and (3) that the Fund’s long-term performance was competitive when compared to relevant performance benchmarks or peer groups.

The Trustees also considered the Adviser’s performance and reputation generally, the performance of the fund family generally, and the historical responsiveness of the Adviser to Trustee concerns about performance and the willingness of the Adviser to take steps intended to improve performance.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of the Funds and the Adviser supported the renewal of the Agreements.

The costs of the services to be provided and profits to be realized by the Adviser and its affiliates from their respective relationships with the Funds. The Trustees considered the fees charged to the Funds for advisory services as well as the total expense levels of the Funds. This information included comparisons (provided both by management and also by an independent third party) of the Funds’ advisory fees and total expense levels to those of their peer groups and information about the advisory fees charged by the Adviser to comparable accounts (such as institutional separate accounts), as well as information about differences in such fees and the reasons for any such differences. In considering the fees charged to comparable accounts, the Trustees considered, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage mutual fund assets and the greater regulatory costs associated with the management of such assets. In evaluating each Fund’s advisory fee, the Trustees also took into account the demands, complexity and quality of the investment management of such Fund and the need for the Adviser to offer competitive compensation and the potential need to expend additional resources to the extent the Funds grow in size. The Trustees considered that over the past several years, management had made recommendations regarding reductions in advisory fee rates, implementation of advisory fee breakpoints and the institution of advisory fee waivers and expense caps for various funds in the fund family. They noted that both of the Funds in this report have expense caps in place, and they considered the amounts waived or reimbursed by the Adviser for the Loomis Sayles Small Cap Value Fund. The Trustees also considered that the Loomis Sayles Small Cap Growth Fund’s current expenses are below the cap.

The Trustees also considered the compensation directly or indirectly received by the Adviser and its affiliates from their relationships with the Funds. The Trustees reviewed information provided by management as to the profitability of the Adviser and its

19  |

affiliates’ relationships with the Funds, and information about the allocation of expenses used to calculate profitability. They also reviewed information provided by management about the effect of distribution costs and changes in asset levels on Adviser profitability, including information regarding resources spent on distribution activities. When reviewing profitability, the Trustees also considered information about court cases in which adviser compensation or profitability were issues, the performance of the relevant Funds, the expense levels of the Funds, and whether the Adviser had implemented breakpoints and/or expense caps with respect to such Funds.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fee charged to each of the Funds was fair and reasonable, and that the costs of these services generally and the related profitability of the Adviser and its affiliates in respect of their relationships with the Funds supported the renewal of the Agreements.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by the Adviser and whether those economies are shared with the Funds through breakpoints in their investment advisory fees or other means, such as expense waivers or caps. The Trustees also discussed with management the factors considered with respect to the implementation of breakpoints in investment advisory fees or expense waivers or caps for certain funds. Management explained that a number of factors are taken into account in considering the implementation of breakpoints or an expense cap for a fund, including, among other things, factors such as a fund’s assets, the projected growth of a fund, projected profitability and a fund’s fees and performance. With respect to economies of scale, the Trustees noted that although neither Fund’s management fee was subject to breakpoints, each Fund’s management fee and overall net expense ratio was at or below the median fee for a peer group of funds and that each Fund was subject to an expense cap or waiver. In considering these issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to the Adviser and its affiliates of their relationships with the Funds, as discussed above.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the Funds supported the renewal of the Agreements.

The Trustees also considered other factors, which included but were not limited to the following:

•	the effect of recent market and economic events on the performance, asset levels and expense ratios of each Fund.

•

whether each Fund has operated in accordance with its investment objective and the Fund’s record of compliance with its investment restrictions, and the compliance programs of the Funds and the Adviser. They also considered the compliance-related resources the Adviser and its affiliates were providing to the Funds.

|  20

•

the nature, quality, cost and extent of administrative and shareholder services performed by the Adviser and its affiliates, both under the Agreements and under separate agreements covering administrative services.

•

so-called “fallout benefits” to the Adviser, such as the engagement of affiliates of the Adviser to provide distribution, administrative and brokerage services to the Funds, and the benefits of research made available to the Adviser by reason of brokerage commissions (if any) generated by the Funds’ securities transactions. The Trustees also considered the benefits to the parent company of NGAM Advisors from the retention of the Adviser. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

•	the Trustees’ review and discussion of the Funds’ advisory arrangements in prior years, and management’s record of responding to Trustee concerns raised during the year and in prior years.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that each of the existing Agreements should be continued through June 30, 2017.

21  |

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Small Cap Growth Fund

Shares	Description	Value (†)

Common Stocks – 96.8% of Net Assets

	Aerospace & Defense – 1.0%
262,976	Hexcel Corp.	$11,649,837

	Auto Components – 1.7%
176,397	Dorman Products, Inc.(b)	11,271,768
82,866	Drew Industries, Inc.	8,122,526

		19,394,294

	Banks – 4.2%
238,013	Chemical Financial Corp.	10,503,514
234,695	Pinnacle Financial Partners, Inc.	12,692,305
291,177	PrivateBancorp, Inc.	13,370,848
314,876	Renasant Corp.	10,589,280

		47,155,947

	Biotechnology – 2.5%
311,716	Genomic Health, Inc.(b)	9,014,827
632,176	Ironwood Pharmaceuticals, Inc.(b)	10,038,955
492,458	Lexicon Pharmaceuticals, Inc.(b)	8,898,716

		27,952,498

	Building Products – 2.2%
278,380	Apogee Enterprises, Inc.	12,440,802
216,763	Trex Co., Inc.(b)	12,728,324

		25,169,126

	Capital Markets – 2.5%
362,036	Financial Engines, Inc.	10,756,090
104,116	MarketAxess Holdings, Inc.	17,240,568

		27,996,658

	Commercial Services & Supplies – 1.5%
372,069	Healthcare Services Group, Inc.	14,726,491
47,349	Team, Inc.(b)	1,548,786

		16,275,277

	Construction & Engineering – 2.2%
303,105	Granite Construction, Inc.	15,076,443
475,474	Primoris Services Corp.	9,794,764

		24,871,207

	Distributors – 1.3%
149,143	Pool Corp.	14,096,996

	Diversified Consumer Services – 3.7%
247,256	Bright Horizons Family Solutions, Inc.(b)	16,538,954
292,362	Grand Canyon Education, Inc.(b)	11,808,501
602,657	Nord Anglia Education, Inc.(b)	13,125,869

		41,473,324

See accompanying notes to financial statements.

|  22

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Small Cap Growth Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Diversified Telecommunication Services – 2.3%
342,998	Cogent Communications Holdings, Inc.	$12,625,756
1,245,759	ORBCOMM, Inc.(b)	12,769,030

		25,394,786

	Electrical Equipment – 1.0%
307,766	Generac Holdings, Inc.(b)	11,171,906

	Electronic Equipment, Instruments & Components – 1.8%
131,843	IPG Photonics Corp.(b)	10,857,271
316,456	Orbotech Ltd.(b)	9,370,262

		20,227,533

	Energy Equipment & Services – 0.7%
145,035	Dril-Quip, Inc.(b)	8,084,251

	Food Products – 2.0%
713,013	Amplify Snack Brands, Inc.(b)	11,550,810
327,515	Snyder’s-Lance, Inc.	10,997,954

		22,548,764

	Health Care Equipment & Supplies – 8.2%
292,046	Cynosure, Inc., Class A(b)	14,876,823
225,532	Inogen, Inc.(b)	13,509,367
338,574	Insulet Corp.(b)	13,861,220
168,892	Integra LifeSciences Holdings Corp.(b)	13,942,035
83,557	Merit Medical Systems, Inc.(b)	2,029,599
215,262	Neogen Corp.(b)	12,041,756
91,601	Nevro Corp.(b)	9,562,228
512,681	Wright Medical Group NV(b)	12,576,065

		92,399,093

	Health Care Providers & Services – 4.6%
193,934	Acadia Healthcare Co., Inc.(b)	9,609,430
358,086	AMN Healthcare Services, Inc.(b)	11,412,201
151,750	Amsurg Corp.(b)	10,174,837
413,304	Ensign Group, Inc. (The)	8,319,810
317,404	HealthEquity, Inc.(b)	12,013,741

		51,530,019

	Health Care Technology – 3.0%
320,168	Evolent Health, Inc., Class A(b)	7,882,536
257,841	Medidata Solutions, Inc.(b)	14,377,214
280,118	Press Ganey Holdings, Inc.(b)	11,316,767

		33,576,517

	Hotels, Restaurants & Leisure – 3.6%
348,528	Chuy’s Holdings, Inc.(b)	9,737,872

See accompanying notes to financial statements.

23  |

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Small Cap Growth Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Hotels, Restaurants & Leisure – continued
157,359	Popeyes Louisiana Kitchen, Inc.(b)	$8,362,057
206,889	Texas Roadhouse, Inc.	8,074,878
93,451	Vail Resorts, Inc.	14,660,593

		40,835,400

	Household Durables – 2.4%
209,575	Installed Building Products, Inc.(b)	7,517,455
221,898	iRobot Corp.(b)	9,759,074
131,843	Universal Electronics, Inc.(b)	9,817,030

		27,093,559

	Internet & Direct Marketing Retail – 0.6%
178,292	Wayfair, Inc., Class A(b)	7,019,356

	Internet Software & Services – 7.1%
287,859	2U, Inc.(b)	11,022,121
210,523	Benefitfocus, Inc.(b)	8,404,078
293,468	Criteo S.A., Sponsored ADR(b)	10,303,661
146,773	Envestnet, Inc.(b)	5,349,876
147,563	LogMeIn, Inc.	13,338,220
448,852	Q2 Holdings, Inc.(b)	12,864,098
426,752	Quotient Technology, Inc.(b)	5,680,069
309,346	Wix.com Ltd.(b)	13,434,897

		80,397,020

	IT Services – 4.3%
128,762	EPAM Systems, Inc.(b)	8,924,494
198,831	Euronet Worldwide, Inc.(b)	16,270,341
208,785	ExlService Holdings, Inc.(b)	10,405,844
368,514	InterXion Holding NV(b)	13,347,577

		48,948,256

	Life Sciences Tools & Services – 2.8%
318,668	Accelerate Diagnostics, Inc.(b)	8,686,890
234,221	INC Research Holdings, Inc., Class A(b)	10,441,572
227,823	PRA Health Sciences, Inc.(b)	12,874,278

		32,002,740

	Machinery – 3.0%
177,266	Astec Industries, Inc.	10,612,915
98,191	Middleby Corp. (The)(b)	12,138,372
146,536	RBC Bearings, Inc.(b)	11,207,073

		33,958,360

	Oil, Gas & Consumable Fuels – 2.1%
132,870	Diamondback Energy, Inc.(b)	12,827,270

See accompanying notes to financial statements.

|  24

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Small Cap Growth Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Oil, Gas & Consumable Fuels – continued
160,676	PDC Energy, Inc.(b)	$10,774,932

		23,602,202

	Pharmaceuticals – 2.8%
199,147	Dermira, Inc.(b)	6,735,152
193,697	Medicines Co. (The)(b)	7,310,125
424,996	Nektar Therapeutics(b)	7,301,431
414,963	Supernus Pharmaceuticals, Inc.(b)	10,262,035

		31,608,743

	Professional Services – 1.4%
257,525	WageWorks, Inc.(b)	15,685,848

	Real Estate Management & Development – 0.5%
212,814	HFF, Inc., Class A	5,892,820

	Semiconductors & Semiconductor Equipment – 6.3%
324,987	Inphi Corp.(b)	14,140,184
511,733	Intersil Corp.	11,222,305
322,459	MKS Instruments, Inc.	16,035,886
196,698	Monolithic Power Systems, Inc.	15,834,189
230,667	Silicon Laboratories, Inc.(b)	13,563,220

		70,795,784

	Software – 7.5%
207,679	Blackbaud, Inc.	13,777,425
604,947	Callidus Software, Inc.(b)	11,100,778
190,695	FleetMatics Group PLC(b)	11,437,886
293,784	Guidewire Software, Inc.(b)	17,621,164
508,731	RingCentral, Inc., Class A(b)	12,036,576
89,896	Ultimate Software Group, Inc. (The)(b)	18,373,843

		84,347,672

	Specialty Retail – 1.7%
149,775	Monro Muffler Brake, Inc.	9,161,737
624,854	Tile Shop Holdings, Inc.(b)	10,341,333

		19,503,070

	Textiles, Apparel & Luxury Goods – 1.7%
163,678	Columbia Sportswear Co.	9,287,090
297,339	Steven Madden Ltd.(b)	10,276,036

		19,563,126

	Thrifts & Mortgage Finance – 1.0%
435,344	Essent Group Ltd.(b)	11,584,504

	Trading Companies & Distributors – 1.6%
230,983	Beacon Roofing Supply, Inc.(b)	9,717,455

See accompanying notes to financial statements.

25  |

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Small Cap Growth Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Trading Companies & Distributors – continued
227,823	SiteOne Landscape Supply, Inc.(b)	$8,185,680

		17,903,135

	Total Common Stocks (Identified Cost $879,197,130)	1,091,709,628

Principal Amount

Short-Term Investments – 3.0%
$34,249,644	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2016 at 0.030% to be repurchased at $34,249,730 on 10/03/2016 collateralized by $34,550,000 U.S. Treasury Note, 1.500% due 3/31/2023 valued at $34,938,688 including accrued interest (Note 2 of Notes to Financial Statements)(Identified Cost $34,249,644)	34,249,644

	Total Investments – 99.8% (Identified Cost $913,446,774)(a)	1,125,959,272
	Other assets less liabilities—0.2%	1,826,692

	Net Assets – 100.0%	$1,127,785,964

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
	At September 30, 2016, the net unrealized appreciation on investments based on a cost of $913,910,875 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$225,493,195
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(13,444,798)

	Net unrealized appreciation	$212,048,397

(b)	Non-income producing security.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.

See accompanying notes to financial statements.

|  26

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Small Cap Growth Fund – continued

Industry Summary at September 30, 2016

Health Care Equipment & Supplies	8.2%
Software	7.5
Internet Software & Services	7.1
Semiconductors & Semiconductor Equipment	6.3
Health Care Providers & Services	4.6
IT Services	4.3
Banks	4.2
Diversified Consumer Services	3.7
Hotels, Restaurants & Leisure	3.6
Machinery	3.0
Health Care Technology	3.0
Life Sciences Tools & Services	2.8
Pharmaceuticals	2.8
Capital Markets	2.5
Biotechnology	2.5
Household Durables	2.4
Diversified Telecommunication Services	2.3
Building Products	2.2
Construction & Engineering	2.2
Oil, Gas & Consumable Fuels	2.1
Food Products	2.0
Other Investments, less than 2% each	17.5
Short-Term Investments	3.0

Total Investments	99.8
Other assets less liabilities	0.2

Net Assets	100.0%

See accompanying notes to financial statements.

27  |

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Small Cap Value Fund

Shares	Description	Value (†)

Common Stocks – 98.2% of Net Assets

	Aerospace & Defense – 2.1%
258,206	Aerojet Rocketdyne Holdings, Inc.(b)	$4,539,261
257,814	BWX Technologies, Inc.	9,892,323
272,965	DigitalGlobe, Inc.(b)	7,506,538

		21,938,122

	Auto Components – 1.9%
136,200	Cooper Tire & Rubber Co.	5,178,324
183,745	Fox Factory Holding Corp.(b)	4,220,623
311,349	Horizon Global Corp.(b)	6,205,185
63,951	Tenneco, Inc.(b)	3,726,425

		19,330,557

	Banks – 17.1%
420,939	BancorpSouth, Inc.	9,765,785
160,341	Bank of the Ozarks, Inc.	6,157,094
258,326	Bryn Mawr Bank Corp.	8,263,849
450,864	Cathay General Bancorp	13,877,594
217,763	Chemical Financial Corp.	9,609,881
533,038	CVB Financial Corp.	9,386,799
541,604	First Financial Bancorp	11,828,631
193,155	First Financial Bankshares, Inc.	7,038,568
411,049	Home BancShares, Inc.	8,553,930
173,656	IBERIABANK Corp.	11,655,791
168,106	LegacyTexas Financial Group, Inc.	5,317,193
247,775	PacWest Bancorp	10,632,025
177,536	Pinnacle Financial Partners, Inc.	9,601,147
284,947	Popular, Inc.	10,890,674
156,062	Prosperity Bancshares, Inc.	8,566,243
99,750	Signature Bank(b)	11,815,387
123,418	Texas Capital Bancshares, Inc.(b)	6,778,117
255,353	Triumph Bancorp, Inc.(b)	5,066,204
226,625	Wintrust Financial Corp.	12,593,551

		177,398,463

	Beverages – 0.9%
664,437	Cott Corp.	9,468,227

	Building Products – 2.4%
87,946	Apogee Enterprises, Inc.	3,930,307
153,765	Armstrong World Industries, Inc.(b)	6,353,570
70,344	Gibraltar Industries, Inc.(b)	2,613,279
111,434	Masonite International Corp.(b)	6,927,852
74,254	Patrick Industries, Inc.(b)	4,597,808

		24,422,816

See accompanying notes to financial statements.

|  28

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Small Cap Value Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Capital Markets – 1.0%
20,114	MarketAxess Holdings, Inc.	$3,330,677
191,907	Stifel Financial Corp.(b)	7,378,824

		10,709,501

	Chemicals – 1.4%
120,054	Cabot Corp.	6,292,030
118,130	Minerals Technologies, Inc.	8,350,610

		14,642,640

	Commercial Services & Supplies – 4.3%
94,019	Clean Harbors, Inc.(b)	4,511,032
300,147	KAR Auction Services, Inc.	12,954,345
294,782	Kimball International, Inc.	3,814,479
102,095	Knoll, Inc.	2,332,871
327,274	R.R. Donnelley & Sons Co.	5,144,747
238,745	Viad Corp.	8,802,528
290,843	West Corp.	6,421,813

		43,981,815

	Communications Equipment – 1.8%
243,219	ARRIS International PLC(b)	6,890,394
337,076	Calix, Inc.(b)	2,477,509
343,605	Digi International, Inc.(b)	3,917,097
709,626	Viavi Solutions, Inc.(b)	5,244,136

		18,529,136

	Construction & Engineering – 1.6%
110,895	Argan, Inc.	6,563,875
170,800	MYR Group, Inc.(b)	5,141,080
183,611	Quanta Services, Inc.(b)	5,139,272

		16,844,227

	Construction Materials – 0.8%
221,752	Summit Materials, Inc., Class A(b)	4,113,500
94,184	U.S. Concrete, Inc.(b)	4,338,586

		8,452,086

	Consumer Finance – 0.5%
145,279	PRA Group, Inc.(b)	5,017,937

	Distributors – 0.8%
219,700	Core-Mark Holding Co., Inc.	7,865,260

	Diversified Consumer Services – 0.4%
277,662	Houghton Mifflin Harcourt Co.(b)	3,723,447

	Diversified Financial Services – 0.7%
577,201	FNFV Group(b)	7,203,468

See accompanying notes to financial statements.

29  |

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Small Cap Value Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Electric Utilities – 1.2%
200,898	ALLETE, Inc.	$11,977,539

	Electrical Equipment – 1.1%
45,465	AZZ, Inc.	2,967,501
341,965	Babcock & Wilcox Enterprises, Inc.(b)	5,642,422
34,846	EnerSys	2,410,995

		11,020,918

	Electronic Equipment, Instruments & Components – 5.0%
107,123	Belden, Inc.	7,390,416
260,384	II-VI, Inc.(b)	6,335,143
83,204	Kimball Electronics, Inc.(b)	1,153,207
123,871	Littelfuse, Inc.	15,955,823
213,702	Methode Electronics, Inc.	7,473,159
110,650	Rogers Corp.(b)	6,758,502
146,249	VeriFone Systems, Inc.(b)	2,301,959
312,576	Vishay Intertechnology, Inc.	4,404,196

		51,772,405

	Energy Equipment & Services – 2.4%
150,461	Bristow Group, Inc.	2,109,463
240,094	Natural Gas Services Group, Inc.(b)	5,903,912
326,184	RPC, Inc.(b)	5,479,891
240,166	U.S. Silica Holdings, Inc.	11,182,129

		24,675,395

	Food & Staples Retailing – 0.8%
276,400	SpartanNash Co.	7,993,488

	Food Products – 2.0%
311,985	Darling Ingredients, Inc.(b)	4,214,917
27,071	J&J Snack Foods Corp.	3,224,697
173,768	Post Holdings, Inc.(b)	13,409,677

		20,849,291

	Health Care Equipment & Supplies – 1.8%
71,870	Cynosure, Inc., Class A(b)	3,661,058
210,698	Halyard Health, Inc.(b)	7,302,793
162,457	SurModics, Inc.(b)	4,888,331
14,621	Teleflex, Inc.	2,457,059

		18,309,241

	Health Care Providers & Services – 1.2%
263,440	PharMerica Corp.(b)	7,394,761
44,442	WellCare Health Plans, Inc.(b)	5,203,714

		12,598,475

See accompanying notes to financial statements.

|  30

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Small Cap Value Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Hotels, Restaurants & Leisure – 3.9%
328,250	Carrols Restaurant Group, Inc.(b)	$4,336,182
76,273	Churchill Downs, Inc.	11,162,554
24,829	Cracker Barrel Old Country Store, Inc.	3,282,890
84,048	Del Frisco’s Restaurant Group, Inc.(b)	1,132,127
142,945	J. Alexander’s Holdings, Inc.(b)	1,448,033
130,415	Marriott Vacations Worldwide Corp.	9,562,028
175,805	Six Flags Entertainment Corp.	9,424,906

		40,348,720

	Household Durables – 0.7%
88,268	Helen of Troy Ltd.(b)	7,606,054

	Household Products – 0.4%
295,958	HRG Group, Inc.(b)	4,646,541

	Industrial Conglomerates – 0.7%
318,788	Raven Industries, Inc.	7,341,688

	Insurance – 3.6%
125,076	Atlas Financial Holdings, Inc.(b)	1,972,448
371,538	Employers Holdings, Inc.	11,082,979
123,428	First American Financial Corp.	4,848,252
172,223	ProAssurance Corp.	9,038,263
96,732	Reinsurance Group of America, Inc., Class A	10,441,252

		37,383,194

	Internet & Direct Marketing Retail – 1.5%
519,741	1-800-Flowers.com, Inc., Class A(b)	4,766,025
81,135	HSN, Inc.	3,229,173
201,375	Liberty Ventures, Series A(b)	8,028,821

		16,024,019

	Internet Software & Services – 0.9%
20,137	CommerceHub, Inc., Series A(b)	318,164
176,033	CommerceHub, Inc., Series C(b)	2,800,685
92,993	IAC/InterActiveCorp	5,809,273

		8,928,122

	IT Services – 5.1%
305,516	Booz Allen Hamilton Holding Corp.	9,657,361
118,302	CSG Systems International, Inc.	4,889,421
90,390	DST Systems, Inc.	10,658,789
136,906	Euronet Worldwide, Inc.(b)	11,203,018
323,807	Perficient, Inc.(b)	6,524,711
94,412	WEX, Inc.(b)	10,204,993

		53,138,293

See accompanying notes to financial statements.

31  |

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Small Cap Value Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Life Sciences Tools & Services – 1.4%
336,621	Albany Molecular Research, Inc.(b)	$5,557,612
308,530	VWR Corp.(b)	8,749,911

		14,307,523

	Machinery – 3.7%
72,415	Alamo Group, Inc.	4,771,424
170,875	Albany International Corp., Class A	7,241,683
90,233	Altra Industrial Motion Corp.	2,614,050
143,397	John Bean Technologies Corp.	10,116,658
136,715	RBC Bearings, Inc.(b)	10,455,963
30,804	Standex International Corp.	2,860,768

		38,060,546

	Marine – 0.5%
78,077	Kirby Corp.(b)	4,853,266

	Media – 2.7%
482,936	E.W. Scripps Co. (The), Class A(b)	7,678,683
133,851	John Wiley & Sons, Inc., Class A	6,908,050
522,374	National CineMedia, Inc.	7,689,345
348,210	New Media Investment Group, Inc.	5,397,255

		27,673,333

	Metals & Mining – 0.9%
507,316	Ferroglobe PLC	4,581,063
135,487	Haynes International, Inc.	5,027,923

		9,608,986

	Multi-Utilities – 1.0%
180,993	NorthWestern Corp.	10,412,527

	Oil, Gas & Consumable Fuels – 1.3%
340,418	QEP Resources, Inc.	6,648,364
997,011	Synergy Resources Corp.(b)	6,909,286

		13,557,650

	Pharmaceuticals – 0.9%
139,559	Akorn, Inc.(b)	3,804,378
208,513	Catalent, Inc.(b)	5,387,976

		9,192,354

	Professional Services – 1.3%
112,479	FTI Consulting, Inc.(b)	5,012,064
57,421	Insperity, Inc.	4,171,062
204,386	Korn/Ferry International	4,292,106

		13,475,232

See accompanying notes to financial statements.

|  32

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Small Cap Value Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	REITs – Apartments – 1.9%
179,360	American Campus Communities, Inc.	$9,124,043
114,710	Mid-America Apartment Communities, Inc.	10,781,593

		19,905,636

	REITs – Health Care – 0.4%
171,646	Sabra Healthcare REIT, Inc.	4,322,046

	REITs – Hotels – 0.5%
283,562	Hersha Hospitality Trust	5,109,787

	REITs – Shopping Centers – 1.3%
634,041	Retail Opportunity Investments Corp.	13,923,540

	REITs – Single Tenant – 0.8%
159,592	National Retail Properties, Inc.	8,115,253

	REITs – Storage – 1.5%
351,530	CubeSmart	9,582,708
72,288	Life Storage, Inc.	6,429,295

		16,012,003

	Road & Rail – 1.7%
104,752	Avis Budget Group, Inc.(b)	3,583,566
94,380	Genesee & Wyoming, Inc., Class A(b)	6,507,501
108,812	Old Dominion Freight Line, Inc.(b)	7,465,591

		17,556,658

	Semiconductors & Semiconductor Equipment – 2.0%
192,205	Advanced Energy Industries, Inc.(b)	9,095,141
132,532	Semtech Corp.(b)	3,675,112
367,420	Teradyne, Inc.	7,928,924

		20,699,177

	Software – 1.4%
219,255	Synchronoss Technologies, Inc.(b)	9,028,921
146,376	Verint Systems, Inc.(b)	5,508,129

		14,537,050

	Specialty Retail – 1.8%
270,309	Barnes & Noble, Inc.	3,054,492
145,400	Genesco, Inc.(b)	7,918,484
857,886	Office Depot, Inc.	3,062,653
161,351	Sally Beauty Holdings, Inc.(b)	4,143,493

		18,179,122

	Thrifts & Mortgage Finance – 0.5%
131,644	Federal Agricultural Mortgage Corp., Class C	5,199,938

See accompanying notes to financial statements.

33  |

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Small Cap Value Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Transportation Infrastructure – 0.7%
83,303	Macquarie Infrastructure Corp.	$6,934,142

	Total Common Stocks (Identified Cost $716,953,373)	1,015,776,854

Closed-End Investment Companies – 0.6%
462,007	Hercules Capital, Inc. (Identified Cost $6,009,463)	6,264,815

Principal Amount

Short-Term Investments – 1.5%
$16,131,843	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2016 at 0.030% to be repurchased at $16,131,883 on 10/03/2016 collateralized by $15,255,000 U.S. Treasury Note, 2.500% due 8/15/2023 valued at $16,456,331 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $16,131,843)	16,131,843

	Total Investments – 100.3% (Identified Cost $739,094,679)(a)	1,038,173,512
	Other assets less liabilities—(0.3)%	(3,431,431)

	Net Assets – 100.0%	$1,034,742,081

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
	At September 30, 2016, the net unrealized appreciation on investments based on a cost of $736,517,809 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$329,934,005
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(28,278,302)

	Net unrealized appreciation	$301,655,703

(b)	Non-income producing security.

REITs	Real Estate Investment Trusts

See accompanying notes to financial statements.

|  34

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Small Cap Value Fund – continued

Industry Summary at September 30, 2016

Banks	17.1%
IT Services	5.1
Electronic Equipment, Instruments & Components	5.0
Commercial Services & Supplies	4.3
Hotels, Restaurants & Leisure	3.9
Machinery	3.7
Insurance	3.6
Media	2.7
Energy Equipment & Services	2.4
Building Products	2.4
Aerospace & Defense	2.1
Food Products	2.0
Semiconductors & Semiconductor Equipment	2.0
Other Investments, less than 2% each	42.5
Short-Term Investments	1.5

Total Investments	100.3
Other assets less liabilities	(0.3)

Net Assets	100.0%

See accompanying notes to financial statements.

35  |

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Small/Mid Cap Growth Fund

Shares	Description	Value (†)

Common Stocks – 97.2% of Net Assets

	Aerospace & Defense – 4.7%
3,649	B/E Aerospace, Inc.	$188,508
3,327	Hexcel Corp.	147,386
793	TransDigm Group, Inc.(b)	229,272

		565,166

	Air Freight & Logistics – 1.0%
3,282	XPO Logistics, Inc.(b)	120,351

	Auto Components – 1.0%
1,189	Drew Industries, Inc.	116,546

	Banks – 4.5%
3,807	Columbia Banking System, Inc.	124,565
2,259	First Republic Bank	174,192
4,149	Home BancShares, Inc.	86,341
4,147	Western Alliance Bancorp(b)	155,678

		540,776

	Biotechnology – 2.2%
10,554	Ironwood Pharmaceuticals, Inc.(b)	167,597
1,845	Neurocrine Biosciences, Inc.(b)	93,431

		261,028

	Capital Markets – 4.9%
2,267	CBOE Holdings, Inc.	147,015
1,074	MarketAxess Holdings, Inc.	177,844
1,565	MSCI, Inc.	131,366
2,815	SEI Investments Co.	128,392

		584,617

	Commercial Services & Supplies – 4.2%
4,363	Healthcare Services Group, Inc.	172,688
3,797	KAR Auction Services, Inc.	163,878
4,878	Ritchie Bros. Auctioneers, Inc.	171,071

		507,637

	Construction Materials – 0.8%
5,686	Headwaters, Inc.(b)	96,207

	Diversified Consumer Services – 4.4%
2,692	Bright Horizons Family Solutions, Inc.(b)	180,068
3,718	Grand Canyon Education, Inc.(b)	150,170
8,723	Nord Anglia Education, Inc.(b)	189,987

		520,225

	Diversified Telecommunication Services – 1.4%
4,636	Cogent Communications Holdings, Inc.	170,651

See accompanying notes to financial statements.

|  36

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Small/Mid Cap Growth Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Electrical Equipment – 3.8%
780	Acuity Brands, Inc.	$206,388
4,141	Generac Holdings, Inc.(b)	150,319
2,467	Sensata Technologies Holding NV(b)	95,670

		452,377

	Electronic Equipment, Instruments & Components – 4.1%
1,463	Coherent, Inc.(b)	161,720
5,421	National Instruments Corp.	153,956
6,069	Trimble Navigation Ltd.(b)	173,331

		489,007

	Energy Equipment & Services – 0.8%
1,789	Dril-Quip, Inc.(b)	99,719

	Food & Staples Retailing – 1.2%
1,158	Casey’s General Stores, Inc.	139,134

	Health Care Equipment & Supplies – 7.6%
1,878	Align Technology, Inc.(b)	176,062
2,314	Cantel Medical Corp.	180,446
1,713	DexCom, Inc.(b)	150,162
1,789	STERIS PLC	130,776
1,747	West Pharmaceutical Services, Inc.	130,151
5,907	Wright Medical Group NV(b)	144,899

		912,496

	Health Care Providers & Services – 6.9%
2,329	Acadia Healthcare Co., Inc.(b)	115,402
2,203	MEDNAX, Inc.(b)	145,949
3,263	Surgical Care Affiliates, Inc.(b)	159,104
2,423	VCA, Inc.(b)	169,561
2,025	WellCare Health Plans, Inc.(b)	237,107

		827,123

	Health Care Technology – 2.4%
1,151	athenahealth, Inc.(b)	145,164
5,179	HealthStream, Inc.(b)	142,940

		288,104

	Hotels, Restaurants & Leisure – 4.7%
1,875	Dunkin’ Brands Group, Inc.	97,650
469	Panera Bread Co., Class A(b)	91,324
2,050	Six Flags Entertainment Corp.	109,901
2,001	Texas Roadhouse, Inc.	78,099
1,164	Vail Resorts, Inc.	182,608

		559,582

See accompanying notes to financial statements.

37  |

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Small/Mid Cap Growth Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Internet Software & Services – 4.4%
812	CoStar Group, Inc.(b)	$175,822
4,449	GTT Communications, Inc.(b)	104,685
1,375	j2 Global, Inc.	91,589
2,173	SPS Commerce, Inc.(b)	159,520

		531,616

	IT Services – 5.8%
2,360	Black Knight Financial Services, Inc., Class A(b)	96,524
5,230	Booz Allen Hamilton Holding Corp.	165,320
1,972	Broadridge Financial Solutions, Inc.	133,682
2,911	ExlService Holdings, Inc.(b)	145,084
1,748	Gartner, Inc.(b)	154,611

		695,221

	Leisure Products – 1.0%
2,553	Brunswick Corp.	124,535

	Life Sciences Tools & Services – 1.4%
2,189	ICON PLC(b)	169,363

	Machinery – 3.4%
1,331	Middleby Corp. (The)(b)	164,538
3,190	Sun Hydraulics Corp.	102,941
2,902	Toro Co. (The)	135,930

		403,409

	Oil, Gas & Consumable Fuels – 2.4%
1,524	Diamondback Energy, Inc.(b)	147,127
4,121	Parsley Energy, Inc., Class A(b)	138,095

		285,222

	Pharmaceuticals – 1.7%
915	Jazz Pharmaceuticals PLC(b)	111,154
5,572	Nektar Therapeutics(b)	95,727

		206,881

	Professional Services – 1.3%
4,389	TransUnion(b)	151,420

	Real Estate Management & Development – 1.1%
2,792	First Service Corp.	130,331

	Semiconductors & Semiconductor Equipment – 3.8%
2,957	Advanced Energy Industries, Inc.(b)	139,925
3,555	MACOM Technology Solutions Holdings, Inc.(b)	150,519
2,804	Silicon Laboratories, Inc.(b)	164,875

		455,319

See accompanying notes to financial statements.

|  38

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Small/Mid Cap Growth Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Software – 8.5%
2,733	Blackbaud, Inc.	$181,307
8,299	Callidus Software, Inc.(b)	152,287
3,288	Guidewire Software, Inc.(b)	197,214
2,163	HubSpot, Inc.(b)	124,632
3,573	Paylocity Holding Corp.(b)	158,856
1,014	Ultimate Software Group, Inc. (The)(b)	207,251

		1,021,547

	Textiles, Apparel & Luxury Goods – 1.8%
1,023	Carter’s, Inc.	88,705
2,245	Columbia Sportswear Co.	127,381

		216,086

	Total Common Stocks (Identified Cost $10,581,090)	11,641,696

Principal Amount

Short-Term Investments – 3.2%
$377,396	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2016 at 0.030% to be repurchased at $377,397 on 10/03/2016 collateralized by $360,000 U.S. Treasury Note, 2.500% due 8/15/2023 valued at $388,350 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $377,396)	377,396

	Total Investments – 100.4% (Identified Cost $10,958,486)(a)	12,019,092
	Other assets less liabilities—(0.4)%	(44,669)

	Net Assets – 100.0%	$11,974,423

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
	At September 30, 2016, the net unrealized appreciation on investments based on a cost of $10,969,667 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$1,342,238
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(292,813)

	Net unrealized appreciation	$1,049,425

(b)	Non-income producing security.

See accompanying notes to financial statements.

39  |

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Small/Mid Cap Growth Fund – continued

Industry Summary at September 30, 2016

Software	8.5%
Health Care Equipment & Supplies	7.6
Health Care Providers & Services	6.9
IT Services	5.8
Capital Markets	4.9
Aerospace & Defense	4.7
Hotels, Restaurants & Leisure	4.7
Banks	4.5
Internet Software & Services	4.4
Diversified Consumer Services	4.4
Commercial Services & Supplies	4.2
Electronic Equipment, Instruments & Components	4.1
Semiconductors & Semiconductor Equipment	3.8
Electrical Equipment	3.8
Machinery	3.4
Health Care Technology	2.4
Oil, Gas & Consumable Fuels	2.4
Biotechnology	2.2
Other Investments, less than 2% each	14.5
Short-Term Investments	3.2

Total Investments	100.4
Other assets less liabilities	(0.4)

Net Assets	100.0%

See accompanying notes to financial statements.

|  40

Statements of Assets and Liabilities

September 30, 2016

	Small Cap Growth Fund	Small Cap Value Fund	Small/Mid Cap Growth Fund
ASSETS
Investments at cost	$913,446,774	$739,094,679	$10,958,486
Net unrealized appreciation	212,512,498	299,078,833	1,060,606

Investments at value	1,125,959,272	1,038,173,512	12,019,092
Receivable for Fund shares sold	724,010	797,729	—
Receivable for securities sold	11,619,181	1,604,528	165,957
Dividends and interest receivable	147,145	867,040	2,710
Prepaid expenses (Note 7)	4,579	4,305	46

TOTAL ASSETS	1,138,454,187	1,041,447,114	12,187,805

LIABILITIES
Payable for securities purchased	9,298,708	5,151,716	156,270
Payable for Fund shares redeemed	377,481	587,391	—
Management fees payable (Note 5)	715,707	627,098	2,077
Deferred Trustees’ fees (Note 5)	130,620	188,569	10,813
Administrative fees payable (Note 5)	41,030	38,375	420
Payable to distributor (Note 5d)	12,612	9,121	2
Other accounts payable and accrued expenses	92,065	102,763	43,800

TOTAL LIABILITIES	10,668,223	6,705,033	213,382

NET ASSETS	$1,127,785,964	$1,034,742,081	$11,974,423

NET ASSETS CONSIST OF:
Paid-in capital	$926,304,494	$660,464,310	$12,045,001
Accumulated net investment loss/Undistributed net investment income	(3,237,689)	1,498,395	(18,730)
Accumulated net realized gain (loss) on investments	(7,793,339)	73,700,543	(1,112,454)
Net unrealized appreciation on investments	212,512,498	299,078,833	1,060,606

NET ASSETS	$1,127,785,964	$1,034,742,081	$11,974,423

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Institutional Class:
Net assets	$812,383,250	$654,501,090	$11,974,423

Shares of beneficial interest	36,871,468	19,376,303	1,230,336

Net asset value, offering and redemption price per share	$22.03	$33.78	$9.73

Retail Class:
Net assets	$118,669,524	$267,935,621	$—

Shares of beneficial interest	5,758,957	8,039,271	—

Net asset value, offering and redemption price per share	$20.61	$33.33	$—

Admin Class shares:
Net assets	$—	$43,973,326	$—

Shares of beneficial interest	—	1,360,994	—

Net asset value, offering and redemption price per share	$—	$32.31	$—

Class N shares:
Net assets	$196,733,190	$68,332,044	$—

Shares of beneficial interest	8,897,292	2,021,274	—

Net asset value, offering and redemption price per share	$22.11	$33.81	$—

See accompanying notes to financial statements.

41  |

Statements of Operations

For the Year Ended September 30, 2016

	Small Cap Growth Fund	Small Cap Value Fund	Small/Mid Cap Growth Fund
INVESTMENT INCOME
Dividends	$5,917,987	$14,895,029	$67,845
Interest	13,581	3,844	116
Less net foreign taxes withheld	—	(45,206)	(462)

	5,931,568	14,853,667	67,499

Expenses
Management fees (Note 5)	8,333,969	7,820,966	80,170
Service and distribution fees (Note 5)	345,619	911,866	—
Administrative fees (Note 5)	489,740	459,609	4,714
Trustees’ fees and expenses (Note 5)	47,185	49,153	18,656
Transfer agent fees and expenses (Notes 5 and 6)	1,133,186	1,019,882	1,559
Audit and tax services fees	41,061	41,937	42,280
Custodian fees and expenses	40,491	29,392	6,353
Legal fees	18,635	17,055	183
Registration fees	97,416	84,402	18,777
Shareholder reporting expenses	71,115	76,323	1,215
Miscellaneous expenses (Note 7)	36,182	35,811	12,910

Total expenses	10,654,599	10,546,396	186,817
Less waiver and/or expense reimbursement (Note 5)	—	(283,441)	(95,958)

Net expenses	10,654,599	10,262,955	90,859

Net investment income (loss)	(4,723,031)	4,590,712	(23,360)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investments	(7,969,145)	95,614,322	(943,201)
Net change in unrealized appreciation (depreciation) on:
Investments	88,312,376	60,726,807	1,835,053

Net realized and unrealized gain on investments	80,343,231	156,341,129	891,852

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$75,620,200	$160,931,841	$868,492

See accompanying notes to financial statements.

|  42

Statements of Changes in Net Assets

	Small Cap Growth Fund		Small Cap Value Fund
	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2016	Year Ended September 30, 2015
FROM OPERATIONS:
Net investment income (loss)	$(4,723,031)	$(6,768,383)	$4,590,712	$7,744,624
Net realized gain (loss) on investments	(7,969,145)	96,389,671	95,614,322	106,149,654
Net change in unrealized appreciation (depreciation) on investments	88,312,376	(39,045,091)	60,726,807	(93,246,609)

Net increase in net assets resulting from operations	75,620,200	50,576,197	160,931,841	20,647,669

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Institutional Class	—	—	(4,437,216)	(4,236,276)
Retail Class	—	—	(1,004,613)	(1,054,845)
Admin Class	—	—	(29,796)	(1,677)
Class N	—	—	(305,471)	(44,634)
Net realized capital gains
Institutional Class	(60,491,317)	(121,284,863)	(64,722,294)	(93,076,570)
Retail Class	(11,886,045)	(25,100,168)	(27,186,960)	(45,284,938)
Admin Class	—	—	(4,490,438)	(7,970,136)
Class N	(13,284,984)	(2,724,416)	(3,940,507)	(870,050)

Total distributions	(85,662,346)	(149,109,447)	(106,117,295)	(152,539,126)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 10)	11,449,327	182,307,468	(76,857,263)	34,718,995

Net increase (decrease) in net assets	1,407,181	83,774,218	(22,042,717)	(97,172,462)
NET ASSETS
Beginning of the year	1,126,378,783	1,042,604,565	1,056,784,798	1,153,957,260

End of the year	$1,127,785,964	$1,126,378,783	$1,034,742,081	$1,056,784,798

ACCUMULATED NET INVESTMENT LOSS/UNDISTRIBUTED NET INVESTMENT INCOME	$(3,237,689)	$(5,262,820)	$1,498,395	$3,993,205

See accompanying notes to financial statements.

43  |

Statements of Changes in Net Assets – continued

	Small/Mid Cap Growth Fund
	Year Ended September 30, 2016	Period Ended September 30, 2015(a)
FROM OPERATIONS:
Net investment loss	$(23,360)	$(13,202)
Net realized loss on investments	(943,201)	(169,253)
Net change in unrealized appreciation (depreciation) on investments	1,835,053	(774,447)

Net increase (decrease) in net assets resulting from operations	868,492	(956,902)

NET INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 10)	1,863,761	10,199,072

Net increase in net assets	2,732,253	9,242,170

NET ASSETS
Beginning of the year	9,242,170	—

End of the year	$11,974,423	$9,242,170

ACCUMULATED NET INVESTMENT LOSS	$(18,730)	$(1,922)

(a)	From commencement of operations on June 30, 2015 through September 30, 2015.

See accompanying notes to financial statements.

|  44

Financial Highlights

For a share outstanding throughout each period.

	Small Cap Growth Fund—Institutional Class
	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014		Year Ended September 30, 2013		Year Ended September 30, 2012
Net asset value, beginning of the period	$22.22	$24.27	$26.35		$19.17		$15.06

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.09)	(0.14)	(0.16	)(b)	(0.15	)(c)	(0.14)
Net realized and unrealized gain (loss)	1.59	1.63	(0.09)		7.33		4.25

Total from Investment Operations	1.50	1.49	(0.25)		7.18		4.11

LESS DISTRIBUTIONS FROM:
Net investment income	—	—	—		—		—
Net realized capital gains	(1.69)	(3.54)	(1.83)		—		—

Total Distributions	(1.69)	(3.54)	(1.83)		—		—

Net asset value, end of the period	$22.03	$22.22	$24.27		$26.35		$19.17

Total return	6.92%	5.78%	(1.31	)%(b)	37.45	%(c)	27.29%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$812,383	$800,883	$852,131		$914,000		$599,469
Net expenses	0.95%	0.94%	0.94%		0.94%		0.95%
Gross expenses	0.95%	0.94%	0.94%		0.94%		0.95%
Net investment loss	(0.41)%	(0.57)%	(0.63	)%(b)	(0.70	)%(c)	(0.79)%
Portfolio turnover rate	56%	78%	63%		56%		77%

(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	Includes a non-recurring dividend. Without this dividend, net investment loss per share would have been $(0.17), total return would have been (1.35)% and the ratio of net investment loss to average net assets would have been (0.66)%.
(c)	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.16), total return would have been 37.40% and the ratio of net investment loss to average net assets would have been (0.75)%.

See accompanying notes to financial statements.

45  |

Financial Highlights – continued

For a share outstanding throughout each period.

	Small Cap Growth Fund—Retail Class
	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014		Year Ended September 30, 2013		Year Ended September 30, 2012
Net asset value, beginning of the period	$20.93	$23.10	$25.23		$18.41		$14.52

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.13)	(0.19)	(0.22	)(b)	(0.20	)(c)	(0.19)
Net realized and unrealized gain (loss)	1.50	1.56	(0.08)		7.02		4.08

Total from Investment Operations	1.37	1.37	(0.30)		6.82		3.89

LESS DISTRIBUTIONS FROM:
Net investment income	—	—	—		—		—
Net realized capital gains	(1.69)	(3.54)	(1.83)		—		—

Total Distributions	(1.69)	(3.54)	(1.83)		—		—

Net asset value, end of the period	$20.61	$20.93	$23.10		$25.23		$18.41

Total return	6.61%	5.58%	(1.58	)%(b)	37.05	%(c)	26.79	%(d)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$118,670	$162,906	$175,393		$211,724		$229,822
Net expenses	1.20%	1.19%	1.21%		1.25	%(e)	1.25	%(f)
Gross expenses	1.20%	1.19%	1.21%		1.25	%(e)	1.28%
Net investment loss	(0.66)%	(0.82)%	(0.90	)%(b)	(0.99	)%(c)	(1.09)%
Portfolio turnover rate	56%	78%	63%		56%		77%

(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	Includes a non-recurring dividend. Without this dividend, net investment loss per share would have been $(0.23), total return would have been (1.58)% and the ratio of net investment loss to average net assets would have been (0.93)%.
(c)	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.21), total return would have been 36.99% and the ratio of net investment loss to average net assets would have been (1.05)%.
(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(e)	Includes fee/expense recovery of 0.01%.
(f)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.

See accompanying notes to financial statements.

|  46

Financial Highlights – continued

For a share outstanding throughout each period.

	Small Cap Growth Fund—Class N
	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014		Period Ended September 30, 2013*
Net asset value, beginning of the period	$22.27	$24.29	$26.36		$20.22

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.06)	(0.12)	(0.14	)(b)	(0.11)
Net realized and unrealized gain (loss)	1.59	1.64	(0.10)		6.25

Total from Investment Operations	1.53	1.52	(0.24)		6.14

LESS DISTRIBUTIONS FROM:
Net investment income	—	—	—		—
Net realized capital gains	(1.69)	(3.54)	(1.83)		—

Total Distributions	(1.69)	(3.54)	(1.83)		—

Net asset value, end of the period	$22.11	$22.27	$24.29		$26.36

Total return	7.05%	5.92%	(1.27	)%(b)	30.37	%(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$196,733	$162,591	$15,080		$7,580
Net expenses	0.83%	0.83%	0.83%		0.83	%(d)
Gross expenses	0.83%	0.83%	0.83%		0.83	%(d)
Net investment loss	(0.29)%	(0.51)%	(0.53	)%(b)	(0.63	)%(d)
Portfolio turnover rate	56%	78%	63%		56%

*	From commencement of Class operations on February 1, 2013 through September 30, 2013.
(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	Includes a non-recurring dividend. Without this dividend, net investment loss per share would have been $(0.14), total return would have been (1.31)% and the ratio of net investment loss to average net assets would have been (0.56)%.
(c)	Periods less than one year are not annualized.
(d)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

47  |

Financial Highlights – continued

For a share outstanding throughout each period.

	Small Cap Value Fund—Institutional Class
	Year Ended September 30, 2016		Year Ended September 30, 2015		Year Ended September 30, 2014		Year Ended September 30, 2013		Year Ended September 30, 2012
Net asset value, beginning of the period	$32.19		$36.40		$37.42		$29.14		$22.36

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.17		0.27		0.20		0.20		0.21
Net realized and unrealized gain (loss)	4.82		0.49		2.18		8.41		6.62

Total from Investment Operations	4.99		0.76		2.38		8.61		6.83

LESS DISTRIBUTIONS FROM:
Net investment income	(0.22)		(0.22)		(0.10)		(0.30)		(0.05)
Net realized capital gains	(3.18)		(4.75)		(3.30)		(0.03)		—

Total Distributions	(3.40)		(4.97)		(3.40)		(0.33)		(0.05)

Net asset value, end of the period	$33.78		$32.19		$36.40		$37.42		$29.14

Total return	16.75	%(b)	1.20	%(b)	6.17	%(b)	29.82	%(b)	30.59%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$654,501		$666,107		$730,901		$733,512		$572,776
Net expenses	0.90	%(c)	0.90	%(c)	0.90	%(c)	0.90	%(c)	0.90	%(d)
Gross expenses	0.93%		0.92%		0.91%		0.91%		0.90	%(d)
Net investment income	0.52%		0.75%		0.53%		0.61%		0.76%
Portfolio turnover rate	22%		22%		23%		22%		19%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(d)	Includes fee/expense recovery of less than 0.01%.

See accompanying notes to financial statements.

|  48

Financial Highlights – continued

For a share outstanding throughout each period.

	Small Cap Value Fund—Retail Class
	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012
Net asset value, beginning of the period	$31.78	$35.98	$37.03	$28.84	$22.14

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.08	0.18	0.10	0.12	0.13
Net realized and unrealized gain (loss)	4.77	0.48	2.16	8.32	6.57

Total from Investment Operations	4.85	0.66	2.26	8.44	6.70

LESS DISTRIBUTIONS FROM:
Net investment income	(0.12)	(0.11)	(0.01)	(0.22)	—
Net realized capital gains	(3.18)	(4.75)	(3.30)	(0.03)	—

Total Distributions	(3.30)	(4.86)	(3.31)	(0.25)	—

Net asset value, end of the period	$33.33	$31.78	$35.98	$37.03	$28.84

Total return(b)	16.47%	0.94%	5.90%	29.48%	30.26%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$267,936	$306,360	$358,698	$403,475	$343,480
Net expenses(c)	1.15%	1.15%	1.15%	1.15%	1.15%
Gross expenses	1.18%	1.17%	1.20%	1.22%	1.22%
Net investment income	0.27%	0.50%	0.28%	0.37%	0.49%
Portfolio turnover rate	22%	22%	23%	22%	19%
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.

See accompanying notes to financial statements.

49  |

Financial Highlights – continued

For a share outstanding throughout each period.

	Small Cap Value Fund—Admin Class
	Year Ended September 30, 2016		Year Ended September 30, 2015		Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012
Net asset value, beginning of the period	$30.88		$35.06		$36.24	$28.22	$21.72

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.01		0.09		0.01	0.04	0.06
Net realized and unrealized gain (loss)	4.62		0.48		2.11	8.15	6.44

Total from Investment Operations	4.63		0.57		2.12	8.19	6.50

LESS DISTRIBUTIONS FROM:
Net investment income	(0.02)		(0.00	)(b)	—	(0.14)	—
Net realized capital gains	(3.18)		(4.75)		(3.30)	(0.03)	—

Total Distributions	(3.20)		(4.75)		(3.30)	(0.17)	—

Net asset value, end of the period	$32.31		$30.88		$35.06	$36.24	$28.22

Total return(c)	16.19%		0.71%		5.63%	29.17%	29.93%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$43,973		$45,762		$61,791	$74,892	$67,853
Net expenses(d)	1.39	%(e)	1.38	%(f)	1.40%	1.40%	1.40%
Gross expenses	1.42	%(e)	1.40	%(f)	1.51%	1.52%	1.52%
Net investment income	0.03%		0.28%		0.02%	0.11%	0.24%
Portfolio turnover rate	22%		22%		23%	22%	19%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Includes refund of prior year service fee of 0.01%. See Note 5b of Notes to Financial Statements.
(f)	Includes refund of prior year service fee of 0.02%.

See accompanying notes to financial statements.

|  50

Financial Highlights – continued

For a share outstanding throughout each period.

	Small Cap Value Fund—Class N
	Year Ended September 30, 2016	Year Ended September 30, 2015		Year Ended September 30, 2014		Period Ended September 30, 2013*
Net asset value, beginning of the period	$32.22	$36.44		$37.44		$32.08

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.19	0.27		0.23		0.06
Net realized and unrealized gain (loss)	4.83	0.50		2.18		5.30

Total from Investment Operations	5.02	0.77		2.41		5.36

LESS DISTRIBUTIONS FROM:
Net investment income	(0.25)	(0.24)		(0.11)		—
Net realized capital gains	(3.18)	(4.75)		(3.30)		—

Total Distributions	(3.43)	(4.99)		(3.41)		—

Net asset value, end of the period	$33.81	$32.22		$36.44		$37.44

Total return	16.84%	1.25%		6.25	%(b)	16.71	%(b)(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$68,332	$38,555		$2,568		$1
Net expenses	0.83%	0.83	%(d)	0.85	%(e)	0.85	%(e)(f)
Gross expenses	0.83%	0.83	%(d)	0.89%		14.45	%(f)
Net investment income	0.61%	0.76%		0.60%		0.27	%(f)
Portfolio turnover rate	22%	22%		23%		22%

*	From commencement of Class operations on February 1, 2013 through September 30, 2013.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	Periods less than one year are not annualized.
(d)	Includes fee/expense recovery of less than 0.01%.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

51  |

Financial Highlights – continued

For a share outstanding throughout each period.

	Small/Mid Cap Growth Fund— Institutional Class
	Year Ended September 30, 2016	Period Ended September 30, 2015*
Net asset value, beginning of the period	$9.05	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.02)	(0.01)
Net realized and unrealized gain (loss)	0.70	(0.94)

Total from Investment Operations	0.68	(0.95)

LESS DISTRIBUTIONS FROM:
Net investment income	—	—
Net realized capital gains	—	—

Total Distributions	—	—

Net asset value, end of the period	$9.73	$9.05

Total return(b)	7.51%	(9.50	)%(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$11,974	$9,242
Net expenses(d)	0.85%	0.85	%(e)
Gross expenses	1.75%	2.65	%(e)
Net investment loss	(0.22)%	(0.53	)%(e)
Portfolio turnover rate	53%	14%

*	From commencement of operations on June 30, 2015 through September 30, 2015.
(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	Periods less than one year are not annualized.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

|  52

Notes to Financial Statements

September 30, 2016

1.  Organization. Loomis Sayles Funds I and Loomis Sayles Funds II (the “Trusts” and each a “Trust”) are each organized as a Massachusetts business trust. Each Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trusts are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Loomis Sayles Funds I:

Loomis Sayles Small Cap Value Fund (the “Small Cap Value Fund”)

Loomis Sayles Funds II:

Loomis Sayles Small Cap Growth Fund (the “Small Cap Growth Fund”)

Loomis Sayles Small/Mid Cap Growth Fund (the “Small/Mid Cap Growth Fund”)

Each Fund is a diversified investment company.

Small Cap Growth Fund and Small Cap Value Fund were closed to new investors effective September 14, 2012 and September 15, 2008, respectively. Small Cap Growth Fund and Small Cap Value Fund continue to offer Institutional Class, Retail Class and Class N shares to existing investors and Small Cap Value Fund continues to offer Admin Class shares to existing investors.

Each share class is sold without a sales charge. Retail Class and Admin Class shares pay a Rule 12b-1 fee. Class N shares are offered with no initial minimum investment to certain retirement plans held in an omnibus fashion and fund of funds that are distributed by NGAM Distribution, L.P. (“NGAM Distribution”) and with an initial minimum investment of $1,000,000 to other categories of investors. Institutional Class shares are intended for institutional investors with a minimum initial investment of $100,000 for Small Cap Growth Fund and Small Cap Value Fund and $1,000,000 for Small/Mid Cap Growth Fund, though some categories of investors are exempted from the minimum investment amount as outlined in the Fund’s prospectus. Admin Class shares are offered exclusively through intermediaries.

Most expenses can be directly attributed to a Fund. Expenses which cannot be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the funds in Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”). Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (such as the Rule 12b-1 fees applicable to Retail Class and Admin Class), and transfer agent fees for Small Cap Value Fund and Small Cap Growth Fund are borne collectively for Institutional Class, Retail Class and Admin Class, and individually for Class N. In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of

53  |

Notes to Financial Statements – continued

September 30, 2016

each class would receive their pro rata share of the net assets of a Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

2.  Significant Accounting Policies. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements follow the accounting and reporting guidelines provided for investment companies and are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds’ financial statements.

a.  Valuation. Fund securities and other investments are valued at market value based on market quotations obtained or determined by independent pricing services recommended by the adviser and approved by the Board of Trustees. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees, as described below. Market value is determined as follows:

Listed equity securities (including shares of closed-end investment companies and exchange-traded funds) are valued at the last sale price quoted on the exchange where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. Unlisted equity securities (except unlisted preferred equity securities) are valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. If there is no last sale price or closing bid quotation available, unlisted equity securities will be valued using evaluated bids furnished by an independent pricing service, if available. In some foreign markets, an official close price and a last sale price may be available from the foreign exchange or market. In those cases, the official close price is used. Debt securities and unlisted preferred equity securities are valued based on evaluated bids furnished to the Fund by an independent pricing service or bid prices obtained from broker-dealers. Broker-dealer bid prices may be used to value debt and unlisted equity securities where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security.

Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to

|  54

Notes to Financial Statements – continued

September 30, 2016

procedures approved by the Board of Trustees. The Funds may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the New York Stock Exchange (“NYSE”). This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time the Fund’s net asset value (“NAV”) is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by a Fund.

b.  Investment Transactions and Related Investment Income. Investment transactions are accounted for on a trade date plus one day basis for daily NAV calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium, if applicable. Distributions received from investments in securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains and return of capital included in distributions received from the Funds’ investments in real estate investment trusts (“REITs”) are reported to the Funds after the end of the fiscal year; accordingly, the Funds estimate these amounts for accounting purposes until the characterization of REIT distributions is reported to the Funds after the end of the fiscal year. Estimates are based on the most recent REIT distribution information available. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars on the respective dates of such transactions.

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Notes to Financial Statements – continued

September 30, 2016

Net realized foreign exchange gains or losses arise from sales of foreign currency, changes in exchange rates between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investment securities, as of the end of the fiscal period, resulting from changes in exchange rates.

The values of investment securities are presented at the foreign exchange rates prevailing at the end of the period for financial reporting purposes. Net realized and unrealized gains or losses on investments reported in the Statements of Operations reflect gains or losses resulting from changes in exchange rates and fluctuations which arise due to changes in market prices of investment securities.

The Funds may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Federal and Foreign Income Taxes. The Trusts treat each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of September 30, 2016 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years, where applicable, remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

A Fund may be subject to foreign withholding taxes on investment income and taxes on capital gains on investments that are accrued and paid based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign withholding taxes on dividend and interest income are reflected on the Statements of Operations as a reduction of investment income, net of amounts eligible to be reclaimed. Dividends and interest receivable on the Statements of Assets and Liabilities are net of foreign withholding taxes. Foreign withholding taxes where reclaims have been or will be filed are reflected on the Statements of Assets and Liabilities as tax reclaims receivable. Capital gains taxes paid are included in net realized gain (loss) on investments in the Statements of Operations. Accrued but unpaid capital gains taxes are reflected as foreign taxes payable on the Statements of Assets and Liabilities, if applicable, and reduce unrealized gains on investments. In the event that realized gains on investments

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Notes to Financial Statements – continued

September 30, 2016

are subsequently offset by realized losses, taxes paid on realized gains may be returned to a Fund. Such amounts, if applicable, are reflected as foreign tax rebates receivable on the Statements of Assets and Liabilities and are recorded as a realized gain when received.

e.  Dividends and Distributions to Shareholders. Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as capital gain and return of capital distributions received, distribution re-designations, redemptions-in-kind and net operating losses. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts reported on the Statements of Assets and Liabilities. Temporary differences between book and tax distributable earnings are primarily due to return of capital distributions received, deferred Trustees’ fees and wash sales. Amounts of income and capital gain available to be distributed on a tax basis are determined annually, and at other times during the Funds’ fiscal year as may be necessary to avoid knowingly declaring and paying a return of capital distribution. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended September 30, 2016 and 2015 were as follows:

	2016 Distributions Paid From:			2015 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
Small Cap Growth Fund	$—	$85,662,346	$85,662,346	$—	$149,109,447	$149,109,447
Small Cap Value Fund	7,118,205	98,999,090	106,117,295	10,451,269	142,087,857	152,539,126
Small/Mid Cap Growth Fund	—	—	—	—	—	—

Differences between these amounts and those reported in the Statements of Changes in Net Assets are primarily attributable to different book and tax treatment for short-term capital gains.

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As of September 30, 2016, the components of distributable earnings on a tax basis were as follows:

	Small Cap Growth Fund	Small Cap Value Fund	Small/Mid Cap Growth Fund
Undistributed ordinary income	$—	$1,686,964	$—
Undistributed long-term capital gains	—	71,123,673	—

Total undistributed earnings	—	72,810,637	—

Capital loss carryforward:
Short-term:
No expiration date	(7,329,238)	—	(1,072,253)
Long-term:
No expiration date	—	—	(29,020)

Total capital loss carryforward	(7,329,238)	—	(1,101,273)

Late-year ordinary and post-October capital loss deferrals*	(3,107,069)	—	(7,917)

Unrealized appreciation	212,048,397	301,655,703	1,049,425

Total accumulated earnings (losses)	$201,612,090	$374,466,340	$(59,765)

* Under current tax law, capital losses, foreign currency losses, and losses on passive foreign investment companies and contingent payment debt instruments after October 31 or December 31, as applicable, may be deferred and treated as occurring on the first day of the following taxable year.

f.  Repurchase Agreements. Each Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which each Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities. As of September 30, 2016, each Fund, as applicable, had investments in repurchase agreements for which the value of the related collateral exceeded the value of the repurchase agreement. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes.

g.  Securities Lending. The Funds have entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt;

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at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent.

For the year ended September 30, 2016, none of the Funds had loaned securities under this agreement.

h.  Indemnifications. Under the Trusts’ organizational documents, their officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

3.  Fair Value Measurements. In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1—quoted prices in active markets for identical assets or liabilities;

•

Level 2—prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3—prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

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The following is a summary of the inputs used to value the Funds’ investments as of September 30, 2016, at value:

Small Cap Growth Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$1,091,709,628	$—	$—	$1,091,709,628
Short-Term Investments	—	34,249,644	—	34,249,644

Total	$1,091,709,628	$34,249,644	$—	$1,125,959,272

(a) Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the year ended September 30, 2016, there were no transfers among Levels 1, 2 and 3.

Small Cap Value Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$1,015,776,854	$—	$—	$1,015,776,854
Closed-End Investment Companies	6,264,815	—	—	6,264,815
Short-Term Investments	—	16,131,843	—	16,131,843

Total	$1,022,041,669	$16,131,843	$—	$1,038,173,512

(a) Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the year ended September 30, 2016, there were no transfers among Levels 1, 2 and 3

Small/Mid Cap Growth Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$11,641,696	$—	$—	$11,641,696
Short-Term Investments	—	377,396	—	377,396

Total	$11,641,696	$377,396	$—	$12,019,092

(a) Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the year ended September 30, 2016, there were no transfers among Levels 1, 2 and 3

4.  Purchases and Sales of Securities. For the year ended September 30, 2016, purchases and sales of securities (excluding short-term investments) were as follows:

Fund	Purchases	Sales
Small Cap Growth Fund	$610,941,721	$689,757,477
Small Cap Value Fund	223,175,132	344,150,766
Small/Mid Cap Growth Fund	7,418,989	5,506,452

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5.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees. Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as investment adviser to each Fund. Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets:

Fund	Percentage of Average Daily Net Assets
Small Cap Growth Fund	0.75%
Small Cap Value Fund	0.75%
Small/Mid Cap Growth Fund	0.75%

Loomis Sayles has given binding undertakings to the Funds to waive management fees and/or reimburse certain expenses to limit the Funds’ operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes, organizational and extraordinary expenses such as litigation and indemnification expenses. These undertakings are in effect until January 31, 2017, may be terminated before then only with the consent of the Funds’ Board of Trustees and are reevaluated on an annual basis. Management fees payable, as reflected on the Statements of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings. Waivers/reimbursements that exceed management fees payable are reflected on the Statements of Assets and Liabilities as receivable from investment adviser.

For the year ended September 30, 2016, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Institutional Class	Retail Class	Admin Class	Class N
Small Cap Growth Fund	1.00%	1.25%	—	0.95%
Small Cap Value Fund	0.90%	1.15%	1.40%	0.85%
Small/Mid Cap Growth Fund	0.85%	—	—	—

Loomis Sayles shall be permitted to recover expenses it has borne under the expense limitation agreements (whether through waiver of its management fees or otherwise) on a class by class basis in later periods to the extent the annual operating expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

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For the year ended September 30, 2016, the management fees for each Fund were as follows:

Fund	Gross Management Fees	Waivers of Management Fees[1]	Net Management Fees	Percentage of Average Daily Net Assets
				Gross	Net
Small Cap Growth Fund	$8,333,969	$—	$8,333,969	0.75%	0.75%
Small Cap Value Fund	7,820,966	—	7,820,966	0.75%	0.75%
Small/Mid Cap Growth Fund	80,170	80,170	—	0.75%	—

For the year ended September 30, 2016, class-specific expenses have been reimbursed as follows:

	Reimbursement[1]
Fund	Institutional Class	Retail Class	Admin Class	Class N	Total
Small Cap Value Fund	$192,869	$77,883	$12,689	$—	$283,441

In addition, the investment adviser reimbursed expenses of Small/Mid Cap Growth Fund in the amount of $15,788 for the year ended September 30, 20161.

1 Waivers/expense reimbursements are subject to possible recovery until September 30, 2017.

Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trusts. Loomis Sayles’ general partner is indirectly owned by Natixis Global Asset Management, L.P. (“Natixis US”), which is part of Natixis Global Asset Management, an international asset management group based in Paris, France.

b.  Service and Distribution Fees. NGAM Distribution, which is a wholly-owned subsidiary of Natixis US, has entered into a distribution agreement with the Trusts. Pursuant to this agreement, NGAM Distribution serves as principal underwriter of the Funds of the Trusts.

Pursuant to Rule 12b-1 under the 1940 Act, Small Cap Growth Fund and Small Cap Value Fund have adopted a Distribution Plan relating to each Fund’s Retail Class shares (the “Retail Class Plans”) and Small Cap Value Fund has adopted a Distribution Plan relating to its Admin Class shares (the “Admin Class Plan”).

Under the Retail Class Plans, each Fund pays NGAM Distribution a monthly distribution fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Retail Class shares, as compensation for services provided by NGAM Distribution in connection with the marketing or sale of Retail Class shares or for payments made by NGAM Distribution to securities dealers or other financial intermediaries as commissions, asset-based sales charges or other compensation with respect to the sale of Retail Class shares, or for providing personal services to investors and/or the maintenance of shareholder accounts.

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Under the Admin Class Plan, Small Cap Value Fund pays NGAM Distribution a monthly distribution fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Admin Class shares, as compensation for services provided by NGAM Distribution in connection with the marketing or sale of Admin Class shares or for payments made by NGAM Distribution to securities dealers or other financial intermediaries as commissions, asset-based sales charges or other compensation with respect to the sale of Admin Class shares, or for providing personal services to investors and/or the maintenance of shareholder accounts.

In addition, the Admin Class shares of Small Cap Value Fund may pay NGAM Distribution an administrative service fee, at an annual rate not to exceed 0.25% of the average daily net assets attributable to Admin Class shares. These fees are subsequently paid to securities dealers or financial intermediaries for providing personal services and/or account maintenance for their customers who hold such shares.

For the year ended September 30, 2016, the service and distribution fees for each Fund were as follows:

	Service Fees	Distribution Fees
Fund	Admin Class	Retail Class	Admin Class
Small Cap Growth Fund	$—	$345,619	$—
Small Cap Value Fund	109,390	690,696	111,780

For the year ended September 30, 2016, NGAM Distribution refunded Small Cap Value Fund $2,389 of prior year Admin Class service fees paid to NGAM Distribution in excess of amounts subsequently paid to securities dealers or financial intermediaries. Service and distribution fees on the Statements of Operations have been reduced by this amount.

c.  Administrative Fees. NGAM Advisors, L.P. (“NGAM Advisors”) provides certain administrative services for the Funds and contracts with State Street Bank to serve as sub-administrator. NGAM Advisors is a wholly-owned subsidiary of Natixis US. Pursuant to an agreement among Natixis Funds Trusts, Loomis Sayles Funds Trusts and NGAM Advisors, each Fund pays NGAM Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts and Loomis Sayles Funds Trusts, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion, 0.0350% of the next $30 billion and 0.0325% of such assets in excess of $90 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts and Loomis Sayles Funds Trusts of $10 million, which is reevaluated on an annual basis.

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For the year ended September 30, 2016, the administrative fees for each Fund were as follows:

Fund	Administrative Fees
Small Cap Growth Fund	$489,740
Small Cap Value Fund	459,609
Small/Mid Cap Growth Fund	4,714

d.   Sub-Transfer Agent Fees. NGAM Distribution has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Funds and has agreed to compensate the intermediaries for providing those services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. These services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly at the Funds’ transfer agent. Accordingly, the Funds have agreed to reimburse NGAM Distribution for all or a portion of the servicing fees paid to these intermediaries. The reimbursement amounts (sub-transfer agent fees) paid to NGAM Distribution are subject to a current per-account equivalent fee limit approved by the Funds’ Board of Trustees, which is based on fees for similar services paid to the Funds’ transfer agent and other service providers. Class N shares do not bear such expenses.

For the year ended September 30, 2016, the sub-transfer agent fees (which are reflected in transfer agent fees and expenses in the Statements of Operations) for each Fund were as follows:

Fund	Sub-Transfer Agent Fees
Small Cap Growth Fund	$1,109,571
Small Cap Value Fund	982,142
Small/Mid Cap Growth Fund	143

As of September 30, 2016, the Funds owe NGAM Distribution the following reimbursements for sub-transfer agent fees (which are reflected in the Statements of Assets and Liabilities as payable to distributor):

Fund	Reimbursements of Sub-Transfer Agent Fees
Small Cap Growth Fund	$12,612
Small Cap Value Fund	9,121
Small/Mid Cap Growth Fund	2

Sub-transfer agent fees attributable to Institutional Class, Retail Class and Admin Class are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes.

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e.  Trustees Fees and Expenses. The Trusts do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of NGAM Advisors, NGAM Distribution, Natixis US or their affiliates. The Chairperson of the Board of Trustees receives a retainer fee at the annual rate of $325,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $155,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, the chairperson of the Contract Review Committee and the chairperson of the Audit Committee each receive an additional retainer fee at the annual rate of $17,500. The chairperson of the Governance Committee receives an additional retainer fee at the annual rate of $10,000. Each Contract Review Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts and Loomis Sayles Funds Trusts based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Prior to January 1, 2016, the Chairperson of the Board received a retainer fee at the annual rate of $300,000 and each Independent Trustee (other than the Chairperson) received, in the aggregate, a retainer fee at the annual rate of $130,000. The chairperson of the Governance Committee received an additional retainer fee at the annual rate of $5,000. All other Trustee fees remained unchanged.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts and Loomis Sayles Funds Trusts as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts and Loomis Sayles Funds Trusts, and are normally reflected as Trustees’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees in the Statements of Assets and Liabilities.

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f.  Affiliated Ownership. As of September 30, 2016, Loomis Sayles Funded Pension Plan and Trust (“Pension Plan”), Loomis Sayles Employees’ Profit Sharing Retirement Plan (“Retirement Plan”), and Natixis US held shares of the Funds representing the following percentages of the Fund’s net assets:

Fund	Pension Plan	Retirement Plan	Natixis US	Total Affiliated Ownership
Small Cap Growth Fund	0.94%	1.32%	—	2.26%
Small Cap Value Fund	1.72%	2.59%	—	4.31%
Small/Mid Cap Growth	—	8.91%	81.26%	90.17%

Investment activities of affiliated shareholders could have material impacts on the Funds.

6.  Class-Specific Transfer Agent Fees and Expenses. For the year ended September 30, 2016, the Funds incurred the following class-specific transfer agent fees and expenses (including sub-transfer agent fees, where applicable):

	Transfer Agent Fees and Expenses
Fund	Institutional Class	Retail Class	Admin Class	Class N
Small Cap Growth Fund	$963,724	$168,639	$—	$823
Small Cap Value Fund	690,093	283,417	45,896	476
Small/Mid Cap Growth Fund	1,559	—	—	—

Transfer agent fees and expenses attributable to Institutional Class, Retail Class and Admin Class are allocated on a pro rata basis to each class based on relative net assets of each class to the total net assets of those classes. Transfer agent fees and expenses attributable to Class N are allocated to Class N.

7.  Line of Credit. Effective April 14, 2016, the Fund, together with certain other funds of Natixis Funds Trusts and Loomis Sayles Funds Trusts, entered into a 364-day, $400,000,000 syndicated, committed, unsecured line of credit with Citibank, N.A. to be used for temporary or emergency purposes only. Any one Fund may borrow up to the full $400,000,000 under the line of credit (as long as all borrowings by all Funds in the aggregate do not exceed the $400,000,000 limit at any time) subject to each Fund’s investment restrictions. Interest is charged to the Funds at a rate equal to the greater of the eurodollar or the federal funds rate plus 1.00%. In addition, a commitment fee of 0.10% per annum, payable on the last business day of each month, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit. The Funds paid an arrangement fee, an upfront fee, and other fees in connection with the new line of credit agreement, which are being amortized over a period of 364 days and are reflected as miscellaneous expenses on the Statements of Operations. The unamortized balance is reflected as prepaid expenses on the Statements of Assets and Liabilities.

Prior to April 14, 2016 each Fund, together with certain other funds of Natixis Funds Trusts and Loomis Sayles Funds Trusts, participated in a $150,000,000 committed

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unsecured line of credit provided by State Street Bank. Any one Fund was able to borrow up to the full $150,000,000 under the line of credit (as long as all borrowings by all Funds in the aggregate do not exceed the $150,000,000 limit at any time). Interest was charged to each participating Fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 1.25%. In addition, a commitment fee of 0.15% per annum, payable at the end of each calendar quarter, was accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

For the year ended September 30, 2016, none of the Funds had borrowings under these agreements.

8.  Brokerage Commission Recapture. Each Fund has entered into agreements with certain brokers whereby the brokers will rebate a portion of brokerage commissions. All amounts rebated by the brokers are returned to the Funds under such agreements and are included in realized gains on investments in the Statements of Operations. For the year ended September 30, 2016, amounts rebated under these agreements were as follows:

Fund	Rebates
Small Cap Growth Fund	$75,395
Small Cap Value Fund	49,751
Small/Mid Cap Growth Fund	629

9.  Concentration of Ownership. From time to time, a Fund may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of such accounts could have material impacts on the Funds. As of September 30, 2016, based on management’s evaluation of the shareholder account base, the Funds had accounts representing controlling ownership of more than 5% of the Fund’s total outstanding shares. The number of such accounts, based on accounts that represent more than 5% of an individual class of shares, and the aggregate percentage of net assets represented by such holdings were as follows:

Fund	Number of 5% Non-Affiliated Account Holders	Percentage of Non-Affiliated Ownership	Percentage of Affiliated Ownership (Note 5)	Total Percentage of Ownership
Small Cap Growth Fund	2	31.74%	—	31.74%
Small Cap Value Fund	2	19.29%	—	19.29%
Small/Mid Cap Growth	—	—	90.17%	90.17%

Omnibus shareholder accounts for which NGAM Advisors understands that the intermediary has discretion over the underlying shareholder accounts or investment models where a shareholder account may be invested for a non-discretionary customer are included in the table above. For other omnibus accounts, the Funds do not have information on the individual shareholder accounts underlying the omnibus accounts; therefore, there could be other 5% shareholders in addition to those disclosed in the table above.

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10.  Capital Shares. Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Small Cap Growth Fund
	Year Ended September 30, 2016		Year Ended September 30, 2015
Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	7,447,055	$155,701,856	7,265,268	$175,813,770
Issued in connection with the reinvestment of distributions	2,716,857	58,412,420	5,134,319	117,062,465
Redeemed	(9,612,542)	(201,629,117)	(11,470,816)	(274,541,353)
Subscription in-kind (Note 11)	277,161	5,698,438	—	—

Net change	828,531	$18,183,597	928,771	$18,334,882

Retail Class
Issued from the sale of shares	935,456	$18,282,313	1,423,680	$32,677,891
Issued in connection with the reinvestment of distributions	588,964	11,867,620	1,163,810	25,045,197
Redeemed	(3,547,121)	(71,211,754)	(2,397,388)	(53,969,398)

Net change	(2,022,701)	$(41,061,821)	190,102	$3,753,690

Class N
Issued from the sale of shares	3,494,879	$74,656,476	6,907,906	$165,784,056
Issued in connection with the reinvestment of distributions	616,186	13,284,984	119,335	2,724,416
Redeemed	(2,515,389)	(53,613,909)	(346,462)	(8,289,576)

Net change	1,595,676	$34,327,551	6,680,779	$160,218,896

Increase (decrease) from capital share transactions	401,506	$11,449,327	7,799,652	$182,307,468

	Small Cap Value Fund
	Year Ended September 30, 2016		Year Ended September 30, 2015
Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	3,109,829	$98,123,134	3,379,231	$118,476,722
Issued in connection with the reinvestment of distributions	2,210,358	66,708,596	2,730,775	93,993,275
Redeemed	(5,042,901)	(158,011,519)	(5,495,573)	(195,820,490)
Redeemed in-kind (Note 11)	(1,595,784)	(52,325,759)	—	—

Net change	(1,318,498)	$(45,505,548)	614,433	$16,649,507

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10.  Capital Shares – continued.

	Small Cap Value Fund – continued
	Year Ended September 30, 2016		Year Ended September 30, 2015
Retail Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	609,197	$18,890,158	931,124	$32,655,794
Issued in connection with the reinvestment of distributions	943,438	28,142,755	1,357,910	46,236,825
Redeemed	(3,153,621)	(100,205,101)	(2,618,373)	(91,431,051)

Net change	(1,600,986)	$(53,172,188)	(329,339)	$(12,538,432)

Admin Class
Issued from the sale of shares	341,303	$10,091,067	314,600	$10,633,628
Issued in connection with the reinvestment of distributions	111,997	3,244,570	179,802	5,960,432
Redeemed	(574,173)	(17,370,719)	(774,906)	(26,217,314)

Net change	(120,873)	$(4,035,082)	(280,504)	$(9,623,254)

Class N
Issued from the sale of shares	945,571	$29,754,154	1,179,383	$42,095,614
Issued in connection with the reinvestment of distributions	140,642	4,245,978	26,566	914,684
Redeemed	(261,689)	(8,144,577)	(79,684)	(2,779,124)

Net change	824,524	$25,855,555	1,126,265	$40,231,174

Increase (decrease) from capital share transactions	(2,215,833)	$(76,857,263)	1,130,855	$34,718,995

	Small/Mid Cap Growth Fund
	Year Ended September 30, 2016		Period Ended September 30, 2015(a)
Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	214,933	$1,914,485	1,020,804	$10,199,072
Redeemed	(5,401)	(50,724)	—	—

Net change	209,532	$1,863,761	1,020,804	$10,199,072

Increase (decrease) from capital share transactions	209,532	$1,863,761	1,020,804	$10,199,072

(a) From commencement of operations on June 30, 2015 through September 30, 2015.

11.  Redemption/Subscription In-Kind. In certain circumstances, a Fund may distribute portfolio securities rather than cash as payment for redemption of Fund shares (redemption in-kind). For financial reporting purposes, the Fund will recognize a gain on in-kind redemptions to the extent the value of the distributed securities on the date of

69  |

Notes to Financial Statements – continued

September 30, 2016

redemption exceeds the cost of those securities; the Fund will recognize a loss if the cost exceeds value. Gains and losses realized on redemptions in-kind are not recognized for tax purposes, and are re-classified from realized gain (loss) to paid-in-capital. Small Cap Value Fund realized a gain of $16,627,849 on redemptions in-kind during the the year ended September 30, 2016. This amount is included in realized gain (loss) on the Statements of Operations. A Fund may also receive securities in lieu of cash as payment for Fund shares. During the year ended September 30, 2016, Small Cap Growth Fund received equity securities valued at $5,698,438 as payment for Fund shares.

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Report of Independent Registered Public Accounting Firm

To the Trustees of Loomis Sayles Funds Trust I and Loomis Sayles Funds Trust II and Shareholders of Loomis Sayles Small Cap Growth Fund, Loomis Sayles Small Cap Value Fund and Loomis Sayles Small/Mid Cap Growth Fund:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Loomis Sayles Small Cap Growth Fund, a series of Loomis Sayles Funds Trust II, Loomis Sayles Small Cap Value Fund, a series of Loomis Sayles Funds Trust I, and Loomis Sayles Small/Mid Cap Growth Fund, a series of Loomis Sayles Funds Trust II (collectively, the “Funds”) at September 30, 2016, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion expressed above.

PricewaterhouseCoopers LLP

Boston, Massachusetts

November 21, 2016

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2016 U.S. Tax Distribution Information to Shareholders (Unaudited)

Corporate Dividends Received Deduction. For the fiscal year ended September 30, 2016, a percentage of dividends distributed by the Fund listed below qualifies for the dividends received deduction for corporate shareholders. This percentage is as follows:

Fund	Qualifying Percentage
Small Cap Value	100.00%

Capital Gains Distributions. Pursuant to Internal Revenue Section 852(b), the following Funds paid distributions, which have been designated as capital gains distributions for the fiscal year ended September 30, 2016, unless subsequently determined to be different.

Fund	Amount
Small Cap Growth	$85,662,346
Small Cap Value	98,999,090

Qualified Dividend Income. For the fiscal year ended September 30, 2016, the Fund below will designate up to the maximum amount allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. If the Fund pays a distribution during calendar year 2016, complete information will be reported in conjunction with Form 1099-DIV.

Fund
Small Cap Value

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Trustee and Officer Information

The tables below provide certain information regarding the trustees and officers of Loomis Sayles Funds I and Loomis Sayles Funds II (the “Trusts”). Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116. The Funds’ Statement(s) of Additional Information include additional information about the trustees of the Trusts and are available by calling 800-633-3330.

Name and Year of Birth	Position(s) Held with the Trust(s), Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES

Kenneth A. Drucker (1945)	Trustee since 2008 Chairperson of the Audit Committee and Governance Committee Member	Retired	44 None	Significant experience on the Board and on the boards of other business organizations (including at investment companies); executive experience (including as treasurer of an aerospace, automotive, and metal manufacturing corporation)

Edmond J. English (1953)	Trustee since 2013 Audit Committee Member	Chief Executive Officer of Bob’s Discount Furniture (retail)	44 Director, Burlington Stores, Inc. (retail); Formerly, Director, BJ’s Wholesale Club (retail)	Experience on the Board and significant experience on the boards of other business organizations (including retail companies and a bank); executive experience (including at a retail company)

Richard A. Goglia (1951)	Trustee since 2015 Audit Committee Member	Retired; formerly Vice President and Treasurer of Raytheon Company (defense)	44 None	Experience on the Board and executive experience (including his role as vice president and treasurer of a defense company and experience at a financial services company)

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Trustee and Officer Information – continued

Name and Year of Birth	Position(s) Held with the Trust(s), Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES – continued

Wendell J. Knox (1948)	Trustee since 2009 Contract Review Committee Member and Governance Committee Member	Director of Abt Associates Inc. (research and consulting)	44 Director, Eastern Bank (bank); Director, The Hanover Insurance Group (property and casualty insurance)	Significant experience on the Board and on the boards of other business organizations (including at a bank and at a property and casualty insurance firm); executive experience (including roles as president and chief executive officer of a research and consulting company)

Martin T. Meehan (1956)	Trustee since 2012 Contract Review Committee Member	President, University of Massachusetts; formerly, Chancellor and faculty member, University of Massachusetts Lowell	44 None	Experience on the Board and on the boards of other business organizations; experience as President of the University of Massachusetts; government experience (including as a member of the U.S. House of Representatives); academic experience

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Trustee and Officer Information – continued

Name and Year of Birth	Position(s) Held with the Trust(s), Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES – continued

Sandra O. Moose (1942)	Chairperson of the Board of Trustees since November 2005 Trustee since 2003 Ex Officio member of the Audit Committee, the Contract Review Committee and the Governance Committee	President, Strategic Advisory Services (management consulting)	44 Formerly, Director, AES Corporation (international power company); formerly, Director, Verizon Communications (telecommunications company)	Significant experience on the Board and on the boards of other business organizations (including at a telecommunications company, an international power company and a specialty chemicals corporation); executive experience (including at a management consulting company)

James P. Palermo (1955)	Trustee since 2016 Contract Review Committee Member	Founding Partner, Breton Capital Management, LLC (private equity); formerly, Chief Executive Officer of Global Client Management of The Bank of New York Mellon Corporation	44 None	Experience on the Board; financial services industry and executive experience (including roles as chief executive officer of client management and asset servicing for a banking and financial services company)

Erik R. Sirri (1958)	Trustee since 2009 Audit Committee Member	Professor of Finance at Babson College	44 None	Significant experience on the Board; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist

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Trustee and Officer Information – continued

Name and Year of Birth	Position(s) Held with the Trust(s), Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES – continued

Peter J. Smail (1952)	Trustee since 2009 Chairperson of the Contract Review Committee and Governance Committee Member	Retired	44 None	Significant experience on the Board; mutual fund industry and executive experience (including roles as president and chief executive officer for an investment adviser)

Cynthia L. Walker (1956)	Trustee since 2005 Chairperson of the Governance Committee and Contract Review Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine	44 None	Significant experience on the Board; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

INTERESTED TRUSTEES

Kevin P. Charleston[3] (1965) One Financial Center Boston, MA 02111	Trustee since 2015 President and Chief Executive Officer of Loomis Sayles Funds I since 2015	President, Chief Executive Officer and Director; formerly, Chief Financial Officer, Loomis, Sayles & Company, L.P.	44 None	Experience on the Board; continuing service as President, Chief Executive Officer and Director of Loomis, Sayles & Company, L.P.

David L. Giunta[4] (1965)	Trustee since 2011 President since 2008 and Chief Executive Officer since 2015 of Loomis Sayles Funds II and Executive Vice President of Loomis Sayles Funds I since 2008	President and Chief Executive Officer, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.	44 None	Significant experience on the Board; continuing experience as President and Chief Executive Officer of NGAM Advisors, L.P.

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Trustee and Officer Information – continued

Name and Year of Birth	Position(s) Held with the Trust(s), Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INTERESTED TRUSTEES – continued

John T. Hailer[5] (1960)	Trustee since 2003	President and Chief Executive Officer –U.S. and Asia, Natixis Global Asset Management, L.P.	44 None	Significant experience on the Board; continuing experience as President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.

[1]

Each trustee serves until retirement, resignation or removal from the Board. The current retirement age is 75. The position of Chairperson of the Board is appointed for a three-year term. Ms. Moose was appointed to serve an additional three-year term as the Chairperson of the Board on December 13, 2013.

[2]

The trustees of the Trusts serve as trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (collectively, the “Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (collectively, the “Loomis Sayles Funds Trusts”) and Natixis ETF Trust (collectively, the “Fund Complex”).

[3]

Mr. Charleston is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President and Chief Executive Officer of Loomis, Sayles & Company, L.P.

[4]

Mr. Giunta is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President and Chief Executive Officer of NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

[5]

Mr. Hailer is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.

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Trustee and Officer Information – continued

Name and Year of Birth	Position(s) Held with the Trust(s)	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years[2]

OFFICERS OF THE TRUST

Daniel J. Fuss (1933) One Financial Center Boston, MA 02111	Executive Vice President	Since June 2003	Vice Chairman and Director, Loomis, Sayles & Company, L.P.

Russell L. Kane (1969)	Secretary, Clerk and Chief Legal Officer	Since July 2016	Executive Vice President, General Counsel, Secretary and Clerk, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.; formerly, Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since October 2004	Senior Vice President, NGAM Advisors, L.P. and NGAM Distribution, L.P.

Rosa Licea-Mailloux (1976)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Since July 2016	Mutual Funds Chief Compliance Officer, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.; formerly, Associate General Counsel, NGAM Distribution, L.P.

[1]

Each officer of the Trust serves for an indefinite term in accordance with the Trust’s current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]

Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Mr. Fuss is not an officer of the Natixis Funds Trusts or the Natixis ETF Trust. Previous positions during the past five years with NGAM Distribution, L.P., NGAM Advisors, L.P. or Loomis, Sayles & Company, L.P. are omitted, if not materially different from a trustee’s or officer’s current position with such entity.

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ANNUAL REPORT

September 30, 2016

Loomis Sayles High Income Fund

Loomis Sayles Intermediate Duration Bond Fund

Loomis Sayles Limited Term Government

and Agency Fund

Portfolio Review  page 1

Portfolio of Investments  page 20

Financial Statements  page  59

Notes to Financial Statements  page 73

LOOMIS SAYLES HIGH INCOME FUND

Managers	Symbols
Matthew J. Eagan, CFA®	Class A NEFHX
Elaine M. Stokes	Class C NEHCX
Loomis, Sayles & Company, L.P.	Class Y NEHYX

Investment Goal

The Fund seeks high current income plus the opportunity for capital appreciation to produce a high total return

Market Conditions

In the beginning of the period, the Federal Reserve (Fed) raised interest rates for the first time since June 2006. This led to modest losses within investment-grade markets and added to an already challenging environment for high yield. After oil prices bottomed in mid-February, capital returned to markets and riskier assets rebounded strongly. Volatility spiked temporarily in June following the U.K. referendum vote to leave the European Union (EU), but conditions were generally calm for the remainder of the period. Fixed-income markets finished the period on a positive note and added to full-year gains.

After declining through mid-February, U.S. high yield became a sought-after asset. The sector rewarded investors by producing strong and steady gains with minimal volatility. Spreads (the difference in yield between non-Treasury and Treasury securities of similar maturity) are trading inside the long-term average, but remain above the lows of 2014. Lower-quality credits and cyclical sectors outperformed during the period as the search for yield presses onward.

Investment-grade corporate bonds also performed well during the one-year period, bouncing back from the lows experienced during the fourth quarter of 2015. The sector’s longer duration (price sensitivity to interest rate changes) was a positive tailwind as longer-maturity yields declined. Overall returns were positive across all sectors, with cyclical sectors and energy performing well during the second half of the period.

For roughly the first half of the period, the U.S. dollar continued to strengthen against most major global currencies. But the Fed struck a more dovish tone early in 2016, and this contributed to a pause in the dollar bull market. A more stable dollar supported currencies —particularly those in the emerging markets — that suffered during the dollar’s ascent. The recovery in oil prices also helped ease the strain on commodity-related currencies.

Performance Results

For the 12 months ended September 30, 2016, Class A shares of Loomis Sayles High Income Fund returned 10.66%. The fund underperformed its benchmark, the Bloomberg Barclays U.S. Corporate High-Yield Bond Index, which returned 12.73%.

Explanation of Fund Performance

High yield industrial securities were top contributors to the fund’s relative performance due to industry and security selection. In particular, basic industry and energy holdings

1  |

performed well. High yield utilities also aided relative return and outperformed duration-matched Treasuries (Treasuries with similar duration, or price sensitivity to interest rate changes). In addition, out-of-benchmark exposure to Yankee (U.S. dollar-denominated bonds issued by a non-U.S. entity) government-related securities lifted performance.

Out-of-benchmark exposure to non-U.S.-dollar-denominated holdings weighed on relative performance. In particular, securities denominated in the Mexican peso detracted, as the peso hit an all-time low versus the U.S. dollar in mid-September. U.S. dollar appreciation relative to foreign currencies challenged some of the fund’s non-U.S.-dollar-denominated holdings during the period. During the period the Fund’s distributions were reduced to reflect the realization of currency losses from certain bond sales and maturities. In addition, our position in convertible securities detracted from results. Despite generating a positive absolute return, the allocation lagged on a relative basis due to a selected holding in the transportation industry. Our cash and reserve positions lagged the strongly rising high yield market in the second half of the period and hindered results. Out-of-benchmark positions in residential mortgage-backed securities (RMBS), asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS) posted positive absolute returns but detracted on a relative basis. An underweight allocation to the lowest-quality high yield bonds also detracted from performance.

Outlook

Our outlook for the U.S. and global economies remains positive, with expectations for better growth momentum through the end of the year. In the U.S., we expect steady gains in employment, increased bank lending and stronger consumer confidence to support Gross Domestic Product (GDP) growth. The global economy is facing more headwinds but should experience modestly stronger growth next year, led by a healthier U.S. economy and still-accommodative global central bank policies.

Inflation expectations remain low. However, U.S. inflation is showing signs of acceleration and recent economic data have been favorable. We think the Fed is likely to raise rates in December if market conditions remain stable.

Oil prices are likely to be range-bound over the short term as elevated supply should be countered by OPEC’s expected production cut in November. We remain constructive on intermediate- to longer-term oil prices and expect that supply and demand will adjust.

We expect low global yields to continue supporting flows into U.S. credit, but at a more modest pace. In this environment, we intend to maintain a yield cushion in our portfolios through exposure to corporate bonds. Credit fundamentals have been stable, reflecting a slowly improving U.S. economy. However, downside risks — including slowing profit growth, rising leverage and free cash flow approaching peak levels — are increasing as we move further into the late stage of the credit cycle.1 Despite these risks, we believe the current phase of the credit cycle can continue for some time, and we do not expect a significant increase in corporate defaults in 2017.

Within credit, we favor the investment-grade financials, technology and energy sectors. We are also biased to higher-quality high yield. Convertible bonds continue to look attractive, and our focus has shifted from equity-sensitive convertibles to more balanced and credit-sensitive issues. We believe these securities offer yield and upside potential with more limited downside risk.

|  2

LOOMIS SAYLES HIGH INCOME FUND

The Fed’s slow and cautious approach has helped keep the U.S. dollar range-bound against major currencies. Over the long term, improving global growth and further stability in commodities could support non-U.S.-dollar-denominated bonds. We are beginning to see more divergence in emerging market country fundamentals and political backdrops, which could expand potential relative value opportunities. We intend to maintain our current positions, which we believe represent long-term value, but are cautious on further exposure until we get better clarity on some of these evolving macro trends.

Risks include growing geopolitical risks, a prolonged period of low economic growth, declining corporate profit expectations and a shift to downturn in the U.S. credit cycle. Looking ahead, we remain focused on careful security selection using fundamental credit analysis. We intend to build on our key investment themes of yield and diversification, using our reserve allocation during periods of extreme short-term market dislocation to potentially add long-term value.

Since early 2015, monthly or quarterly ordinary income distributions for certain Loomis Sayles-managed fixed-income funds have been below historic averages. This is primarily due to the impact of foreign currency losses. Fund officers have analyzed the fund’s current portfolio of investments, schedule of maturities and the corresponding amounts of unrealized currency losses that may become realized in the fiscal year ending on September 30, 2017. Based on this analysis, fund officers believe that realized currency losses may have a less significant impact on this fund’s distributions in the 2017 fiscal year. As a result, the distribution amount may improve going forward. This analysis is based on certain assumptions, including but not limited to the level of foreign currency exchange rates, security prices, interest rates and the net asset level of the fund. Changes to these assumptions could impact the analysis and the amounts of future fund distributions.

[1]	A credit cycle is a cyclical pattern that follows credit availability and corporate health.

Hypothetical Growth of $10,000 Investment in Class A Shares4

September 30, 2006 through September 30, 2016

3  |

Average Annual Total Returns — September 30, 20164

				Expense Ratio[5]
	1 Year	5 Years	10 Years	Gross	Net

Class A (Inception 2/22/84)
NAV	10.66%	7.98%	6.37%	1.13%	1.10%
With 4.25% Maximum Sales Charge	5.88	7.03	5.90

Class C (Inception 3/2/98)
NAV	9.81	7.16	5.58	1.88%	1.85%
With CDSC[2]	8.81	7.16	5.58

Class Y (Inception 2/29/08)[1]
NAV	10.98	8.22	6.59	0.88%	0.85%

Comparative Performance
Bloomberg Barclays U.S. Corporate High-Yield Bond Index[3]	12.73	8.34	7.71

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit ngam.natixis.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might we on any fund distributions or when they redeem their shares.

1	Prior to the inception of Class Y shares (2/29/08), performance is that of Class A shares, restated to reflect the higher net expenses of that share class.

2	Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

3	Bloomberg Barclays U.S. Corporate High-Yield Bond Index is an unmanaged index that covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

5	As of the most recent prospectus, the investment advisor has contractually agreed to waive fees and/or reimburse expenses (with certain exceptions) once the expense cap of the Fund has been exceeded. This arrangement is set to expire on 1/31/17. When an expense cap has not been exceeded, the Fund may have similar expense ratios.

|  4

LOOMIS SAYLES INTERMEDIATE DURATION BOND FUND

Managers	Symbols
Christopher T. Harms	Class A LSDRX
Clifton V. Rowe, CFA®	Class C LSCDX
Kurt L. Wagner, CFA®, CIC	Class Y LSDIX

Investment Goal

The Fund’s investment objective is above-average total return through a combination of current income and capital appreciation.

Market Conditions

Investment-grade corporate bonds performed well during the one-year period, bouncing back from the lows experienced during the fourth quarter of 2015. The sector’s longer duration (greater price sensitivity to interest rate changes) was a positive tailwind, as longer-maturity yields declined. Overall returns were positive across all sectors, with cyclical sectors and energy performing well during the second half of the period.

Yields on securitized assets generally followed U.S. Treasury yields lower, resulting in a positive total return for the sector. The Federal Reserve (the Fed) still owns $1.7 trillion worth of mortgage-backed securities (MBS) and remains a powerful force in that market as principal payments from matured securities are reinvested.

At the start of the first quarter, the Fed projected four rate hikes during 2016. Yet as of September 30, there had been no increases and markets anticipated only one 25 basis point hike before year-end. The Fed consistently lowered economic projections throughout 2016, which removed some of the upward pressure on U.S. Treasury yields.

Performance Results

For the 12 months ended September 30, 2016, Class A shares of Loomis Sayles Intermediate Duration Bond Fund returned 3.64%. The fund outperformed its benchmark, the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index, which returned 3.52%.

Explanation of Fund Performance

Overall, the fund’s investment-grade holdings generated positive absolute and relative return during the period. Within the space, the industrial and financial sectors contributed the most on a relative basis, primarily due to security selection. Specifically, energy and banking names aided results. In addition, the fund’s exposure to non-agency securitized credit contributed to absolute return and had a significant impact on relative performance. In particular, commercial mortgage-backed securities (CMBS) added to returns. We continued to focus on top-tranche, super-senior CMBS, finding opportunities among seasoned and new issues. Asset-backed securities (ABS) also benefited relative results, as we remained focused on low-risk, high-quality issues. Elsewhere, a meaningful underweight to U.S. Treasuries contributed to returns.

Though our overall exposure to investment-grade industrials lifted absolute and relative results, the fund’s underweight position in the sector hampered relative performance.

5  |

Similarly, government-related securities contributed to relative performance, but the fund’s underweight position in the sector weighed slightly on results. Elsewhere, security selection among agency collateralized mortgage obligations (CMOs) and agency CMBS detracted modestly from relative performance.

Outlook

We believe one Fed rate hike in the next year is probable, with December being the earliest possibility. However, the Fed may delay the hike until the first half of 2017. We expect global quantitative easing and accommodative monetary policy to anchor yields, which is why we expect to maintain underweight positions in lower-yielding government bonds, favoring spread product (non-Treasury securities) instead.

The fund has a modest overweight position to credit, but we have reduced credit beta (a measure of co-movement of portfolio returns to changes in the market return). We remain focused on security selection, buying new issues with concessions and secondary bonds that offer strong risk-return opportunities. We are also maintaining an overweight to CMBS, particularly senior bonds, and view the sector as an attractive alternative to government markets.

We believe MBS valuations appear full and do not fully compensate for prepayment risk. Accordingly, we are focusing on securities with limited prepayment risk. We also believe the high-quality ABS sector remains attractive relative to government bonds, and we are maintaining our exposure to senior and subordinate debt of prime and subprime issuers.

Overall, we continue to pursue a yield advantage relative to the benchmark. We are monitoring our portfolio and holdings in an effort to avoid undue exposures to macroeconomic events, and we continue to evaluate market events and trading levels for potential opportunities.

Hypothetical Growth of $10,000 Investment in Class A Shares1,4,5

September 30, 2006 through September 30, 2016

See notes to chart on page 7.

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LOOMIS SAYLES INTERMEDIATE DURATION BOND FUND

Average Annual Total Returns — September 30, 20164,5

				Expense Ratio[6]
	1 Year	5 Years	10 Years	Gross	Net

Class A (Inception 1/28/98)[1]
NAV	3.64%	2.84%	4.71%	0.71%	0.65%
With 4.25% Maximum Sales Charge	-0.75	1.94	4.25

Class C (Inception 8/31/16)[1]
NAV	2.98	2.00	3.75	1.47	1.40
With CDSC[2]	1.98	2.00	3.75

Class Y (Inception 5/28/10)[1]
NAV	3.90	3.11	4.98	0.47	0.40

Comparative Performance
Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index[3]	3.52	2.45	4.17

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit ngam.natixis.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might we on any fund distributions or when they redeem their shares.

1	Effective August 31, 2016, the Fund’s Retail Class shares and Institutional Class shares were redesignated as Class A shares and Class Y shares, respectively. Accordingly, the returns shown in the table for Class A shares prior to August 31, 2016 are those of Retail Class shares, restated to reflect the sales loads of Class A shares, and the returns in the table for Class Y shares prior to August 31, 2016 are those of Institutional Class shares. Prior to the inception of Retail Class shares (May 28, 2010), performance is that of Institutional Class shares, restated to reflect the higher net expenses and sales loads of Class A shares. Prior to the inception of Class C shares (August 31, 2016), performance is that of Retail Class shares, restated to reflect the higher net expenses and sales loads of Class C shares.

2	Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

3	Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index is an unmanaged index that includes U.S. Treasuries, government-related issues, and investment grade U.S. corporate securities with remaining maturities of one to ten years.

4	The Fund revised its investment strategy on May 28, 2010; performance may have been different had the current investment strategy been in place for all periods shown.

5	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

6	As of the most recent prospectus, the investment advisor has contractually agreed to waive fees and/or reimburse expenses (with certain exceptions) once the expense cap of the Fund has been exceeded. This arrangement is set to expire on 1/31/18. When an expense cap has not been exceeded, the Fund may have similar expense ratios.

7  |

LOOMIS SAYLES LIMITED TERM GOVERNMENT AND AGENCY FUND

Managers	Symbols
Christopher T. Harms	Class A NEFLX
Clifton V. Rowe, CFA®	Class C NECLX
Kurt L. Wagner, CFA®, CIC	Class Y NELYX
Loomis, Sayles & Company, L.P.

Investment Goal

The Fund seeks a high current return consistent with preservation of capital.

Market Conditions

In December 2015, the Federal Reserve (the Fed) raised interest rates for the first time since June 2006. This led to modest short-term losses within investment-grade markets and added to an already challenging environment for high yield. After oil prices bottomed in mid-February, capital returned to the financial markets, and riskier assets rebounded strongly. Volatility spiked temporarily in June, following the U.K. referendum vote to leave the European Union (Brexit), but conditions generally remained calm for the rest of the period. Fixed-income markets ended September with positive 12-month returns.

Early in 2016, the Fed projected it would implement four rate hikes during the year. Yet, as of September 30, the federal funds rate target remained unchanged, and financial markets anticipated only one 25 basis point hike before year-end. The Fed consistently lowered economic projections throughout 2016, which removed some of the upward pressure on U.S. Treasury yields. Yields on securitized assets generally followed U.S. Treasury yields lower, resulting in a positive total return for the sector. The Fed still owns $1.7 trillion worth of mortgage-backed securities (MBS) and remains a powerful force in the mortgage market, reinvesting principal payments from matured securities.

Performance Results

For the 12 months ended September 30, 2016, Class A shares of the Loomis Sayles Limited Term Government and Agency Fund returned 0.93%. The Fund underperformed its benchmark, the Bloomberg Barclays U.S. 1-5 Year Government Bond Index, which returned 1.52%.

Explanation of Fund Performance

Duration (price sensitivity to interest rate changes) and yield curve (a curve that shows the relationship among bond yields across the maturity spectrum) positioning were the largest detractors from relative performance. The yield curve flattened during the period, which weighed on results given the fund’s shorter-than-benchmark duration. Exposure to agency collateralized-mortgage obligations (CMOs) had a muted effect on relative performance, as these securities narrowly lagged duration-matched Treasuries (Treasuries with similar duration, or price sensitivity to interest rate changes). However, agency CMOs contributed to the fund’s absolute return.

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LOOMIS SAYLES LIMITED TERM GOVERNMENT AND AGENCY FUND

We maintained a large allocation (in terms of market value) to agency MBS during the period, and these securities were the largest contributors to the fund’s performance. In addition, the fund’s allocation to agency and non-agency commercial mortgage-backed securities (CMBS) also generated positive absolute and relative returns. These bonds considerably outperformed Treasuries on a duration-adjusted basis, which considers a security’s return compared to similar duration Treasuries. Out-of-benchmark exposure to asset-backed securities (ABS) also aided performance, as selected car loans performed particularly well.

Outlook

Agency MBS spreads (the difference in yield between agency MBS and Treasuries of similar maturity) remain narrow relative to history. Additionally, refinancing risk is beginning to increase, as mortgages issued in recent years are of relatively high quality compared with those issued in earlier years. Therefore, we prefer to underweight recently issued 30-year MBS, favoring sectors with less refinance risk, such as low-loan balance mortgages and home equity conversion mortgages. Within the commercial real estate sector, top-tier assets and markets have generally recovered and are at or above prior peak levels. We believe investment grade CMBS remain attractive. We also believe ABS currently offer an attractive combination of strong credit quality and enhanced yield. We favor buying higher-yielding securities and bonds of less-frequent issuers. Our analysis indicates the credit risk of these securities is inefficiently priced, and they offer attractive opportunities for additional yield.

Hypothetical Growth of $10,000 Investment in Class A Shares3

September 30, 2006 through September 30, 2016

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Average Annual Total Returns — September 30, 20163

				Expense Ratio[4]
	1 Year	5 Years	10 Years	Gross	Net

Class A (Inception 1/3/89)
NAV	0.93%	1.34%	3.20%	0.77%	0.77%
With 2.25% Maximum Sales Charge	-1.37	0.89	2.96

Class C (Inception 12/30/94)
NAV	0.18	0.59	2.43	1.53	1.53
With CDSC[1]	-0.81	0.59	2.43

Class Y (Inception 3/31/94)
NAV	1.19	1.60	3.47	0.52	0.52

Comparative Performance
Bloomberg Barclays U.S. 1-5 Year Government Bond Index[2]	1.52	1.11	2.97

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit ngam.natixis.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might we on any fund distributions or when they redeem their shares.

1	Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

2	Bloomberg Barclays U.S. 1-5 Year Government Bond Index is an unmanaged index that includes U.S. Treasury and agency securities with remaining maturities of one to five years.

3	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

4	As of the most recent prospectus, the investment advisor has contractually agreed to waive fees and/or reimburse expenses (with certain exceptions) once the expense cap of the Fund has been exceeded. This arrangement is set to expire on 1/31/17. When an expense cap has not been exceeded, the Fund may have similar expense ratios.

1623923.1.1

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ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the Funds are actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

All investing involves risk, including the risk of loss. There is no assurance that any investment will meet its performance objectives or that losses will be avoided.

ADDITIONAL INDEX INFORMATION

This document may contain references to third party copyrights, indexes, and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis Global Asset Management or any of its related or affiliated companies (collectively “NGAM”) and does not sponsor, endorse or participate in the provision of any NGAM services, funds or other financial products.

The index information contained herein is derived from third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third party entities involved in compiling, computing or creating index information disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information.

PROXY VOTING INFORMATION

A description of the Natixis Funds’ proxy voting policies and procedures is available without charge, upon request, by calling Natixis Funds at 800-225-5478; on the funds’ website at ngam.natixis.com; and on the Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the funds voted proxies relating to portfolio securities the most recent 12-month period ended June 30 is available from the funds’ website and the SEC’s website.

QUARTERLY PORTFOLIO SCHEDULES

The Natixis Funds file complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

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UNDERSTANDING FUND EXPENSES

As a mutual fund shareholder, you incur different costs: transaction costs, including sales charges (loads) on purchases and contingent deferred sales charges on redemptions, and ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. Certain exemptions may apply. Certain exemptions may apply. These costs are described in more detail in the Funds’ prospectuses. The following examples are intended to help you understand the ongoing costs of investing in the Funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table of each class of Fund shares shows the actual account values and actual fund expenses you would have paid on a $1,000 investment in the Fund from April 1, 2016 through September 30, 2016. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.60) and multiply the result by the number in the Expenses Paid During Period column as shown below for your class.

The second line in the table of each class of fund shares provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs such as sales charges. Therefore, the second line in the table of each fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

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LOOMIS SAYLES HIGH INCOME FUND	BEGINNING ACCOUNT VALUE 4/1/2016	ENDING ACCOUNT VALUE 9/30/2016	EXPENSES PAID DURING PERIOD* 4/1/2016 – 9/30/2016
Class A
Actual	$1,000.00	$1,113.30	$5.81
Hypothetical (5% return before expenses)	$1,000.00	$1,019.50	$5.55
Class C
Actual	$1,000.00	$1,108.90	$9.75
Hypothetical (5% return before expenses)	$1,000.00	$1,015.75	$9.32
Class Y
Actual	$1,000.00	$1,115.00	$4.49
Hypothetical (5% return before expenses)	$1,000.00	$1,020.75	$4.29

*	Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.10%, 1.85% and 0.85% for Class A, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 366 (to reflect the half-year period).

LOOMIS SAYLES INTERMEDIATE DURATION BOND FUND	BEGINNING ACCOUNT VALUE 4/1/2016	ENDING ACCOUNT VALUE 9/30/2016	EXPENSES PAID DURING PERIOD 4/1/2016 – 9/30/2016
Class A
Actual	$1,000.00	$1,023.00	$3.29	[1]
Hypothetical (5% return before expenses)	$1,000.00	$1,021.75	$3.29	*
Class C
Actual	$1,000.00	$1,000.80	$1.15	[2]
Hypothetical (5% return before expenses)	$1,000.00	$1,018.00	$7.06	*
Class Y
Actual	$1,000.00	$1,024.30	$2.02	[1]
Hypothetical (5% return before expenses)	$1,000.00	$1,023.00	$2.02	*

*	Hypothetical expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 0.65%, 1.40% and 0.40% for Class A, C and Y respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 366 (to reflect the half-year period).

[1]

Actual expenses for Class A and Y are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 0.65% and 0.40%, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 366 (to reflect the half-year period).

[2]

Class C commenced operations on August 31, 2016. Actual expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.40%, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal period (30), divided by 366 (to reflect the partial period).

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LOOMIS SAYLES LIMITED TERM GOVERNMENT AND AGENCY FUND	BEGINNING ACCOUNT VALUE 4/1/2016	ENDING ACCOUNT VALUE 9/30/2016	EXPENSES PAID DURING PERIOD* 4/1/2016 – 9/30/2016
Class A
Actual	$1,000.00	$1,006.40	$3.91
Hypothetical (5% return before expenses)	$1,000.00	$1,021.10	$3.94
Class C
Actual	$1,000.00	$1,002.60	$7.66
Hypothetical (5% return before expenses)	$1,000.00	$1,017.35	$7.72
Class Y
Actual	$1,000.00	$1,007.60	$2.66
Hypothetical (5% return before expenses)	$1,000.00	$1,022.35	$2.68

*	Expenses are equal to the Fund’s annualized expense ratio: 0.78%, 1.53% and 0.53% for Class A, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 366 (to reflect the half-year period).

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BOARD APPROVAL OF THE EXISTING ADVISORY AGREEMENTS

The Board of Trustees of the Trusts (the “Board”), including the Independent Trustees, considers matters bearing on each Fund’s advisory agreement (collectively, the “Agreements”) at most of its meetings throughout the year. Each year, usually in the spring, the Contract Review Committee of the Board meets to review the Agreements to determine whether to recommend that the full Board approve the continuation of the Agreements, typically for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements.

In connection with these meetings, the Trustees receive materials that the Funds’ investment adviser (the “Adviser”) believes to be reasonably necessary for the Trustees to evaluate the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Funds and the performance of peer groups of funds and the Funds’ performance benchmarks, (ii) information on the Funds’ advisory fees and other expenses, including information comparing the Funds’ expenses to the fees charged to institutional accounts with similar strategies managed by the Adviser, if any, and to those of peer groups of funds and information about any applicable expense caps and/or fee “breakpoints,” (iii) sales and redemption data in respect of the Funds, (iv) information about the profitability of the Agreements to the Adviser and (v) information obtained through the completion by the Adviser of a questionnaire distributed on behalf of the Trustees. The Board, including the Independent Trustees, also considers other matters such as (i) the Adviser’s financial results and financial condition, (ii) each Fund’s investment objective and strategies and the size, education and experience of the Adviser’s investment staff and its use of technology, external research and trading cost measurement tools, (iii) arrangements in respect of the distribution of the Funds’ shares and the related costs, (iv) the procedures employed to determine the value of the Funds’ assets, (v) the allocation of the Funds’ brokerage, if any, including, if applicable, allocations to brokers affiliated with the Adviser and the use of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services, (vi) the resources devoted to, and the record of compliance with, the Funds’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (vii) information about amounts invested by the Funds’ portfolio managers in the Funds or in similar accounts that they manage and (viii) the general economic outlook with particular emphasis on the mutual fund industry. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from the Adviser.

In addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Agreements, the Trustees receive materials in advance of each regular quarterly meeting of the Board that provide detailed information about the Funds’ investment performance and the fees charged to the Funds for advisory and other services. This information generally includes, among other things, an internal performance rating for each Fund based on agreed-upon criteria, graphs showing each Fund’s performance and fee differentials against each Fund’s peer group/category, performance ratings provided by a third-party, total return information for various periods,

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and third-party performance rankings for various periods comparing a Fund against similarly categorized funds. The portfolio management team for each Fund or other representatives of the Adviser make periodic presentations to the Contract Review Committee and/or the full Board, and Funds identified as presenting possible performance concerns may be subject to more frequent board presentations and reviews. In addition, each quarter the Trustees are provided with detailed statistical information about each Fund’s portfolio. The Trustees also receive periodic updates between meetings.

The Board most recently approved the continuation of the Agreements at its meeting held in June 2016. The Agreements were continued for a one-year period for the Funds. In considering whether to approve the continuation of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreements included, but were not limited to, the factors listed below.

The nature, extent and quality of the services provided to the Funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by the Adviser and its affiliates to the Funds and the resources dedicated to the Funds by the Adviser and its affiliates.

The Trustees considered not only the advisory services provided by the Adviser to the Funds, but also the monitoring and oversight services provided by NGAM Advisors, L.P. (“NGAM Advisors”). They also considered the administrative services provided by NGAM Advisors and its affiliates to the Funds.

For each Fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the renewal of the Agreements.

Investment performance of the Funds and the Adviser. As noted above, the Trustees received information about the performance of the Funds over various time periods, including information that compared the performance of the Funds to the performance of peer groups and categories of funds and the Funds’ respective performance benchmarks. In addition, the Trustees also reviewed data prepared by an independent third party that analyzed the performance of the Funds using a variety of performance metrics, including metrics that also measured the performance of the Funds on a risk adjusted basis.

With respect to each Fund, the Board concluded that the Fund’s performance or other relevant factors supported the renewal of the Agreement relating to that Fund. In the case of each fund that had performance that lagged that of a relevant peer group median and/or category median for certain (although not necessarily all) periods, the Board concluded that other factors relevant to performance supported renewal of the Agreements. These factors included one or more of the following: (1) that the underperformance was attributable, to a significant extent, to investment decisions by the Adviser that were reasonable and

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consistent with the Fund’s investment objective and policies; (2) that the Fund’s more recent performance, although lagging in certain periods, had shown improvement relative to its category; (3) that the Fund’s more recent performance was competitive when compared to relevant performance benchmarks and/or peer groups; and (4) that the Fund’s performance, although lagging the performance of its category for certain periods, was competitive when compared to relevant benchmarks or peer groups.

The Trustees also considered the Adviser’s performance and reputation generally, the performance of the fund family generally, and the historical responsiveness of the Adviser to Trustee concerns about performance and the willingness of the Adviser to take steps intended to improve performance.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of the Funds and the Adviser and/or other relevant factors supported the renewal of the Agreements.

The costs of the services to be provided and profits to be realized by the Adviser and its affiliates from their respective relationships with the Funds. The Trustees considered the fees charged to the Funds for advisory services as well as the total expense levels of the Funds. This information included comparisons (provided both by management and also by an independent third party) of the Funds’ advisory fees and total expense levels to those of their peer groups and information about the advisory fees charged by the Adviser to comparable accounts (such as institutional separate accounts), as well as information about differences in such fees and the reasons for any such differences. In considering the fees charged to comparable accounts, the Trustees considered, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage mutual fund assets and the greater regulatory costs associated with the management of such assets. In evaluating each fund’s advisory fee, the Trustees also took into account the demands, complexity and quality of the investment management of such Fund, as well as the need for the Adviser to offer competitive compensation and the potential need to expend additional resources to the extent the Funds grow in size. The Trustees considered that over the past several years, management had made recommendations regarding reductions in advisory fee rates, implementation of advisory fee breakpoints and the institution of advisory fee waivers and expense caps for various funds in the fund family. They noted that the Funds in this report have expense caps in place, and they considered the amounts waived or reimbursed by the Adviser for Funds with current expenses above the cap. The Trustees also considered that the Loomis Sayles Limited Term Government and Agency Fund is below the cap.

The Trustees also considered the compensation directly or indirectly received or to be received by the Adviser and its affiliates from their relationships with the Funds. The Trustees reviewed information provided by management as to the profitability of the Adviser’s and its affiliates’ relationships with the Funds, and information about the allocation of expenses used to calculate profitability. They also reviewed information provided by management about the effect of distribution costs and changes in asset levels on Adviser profitability, including information regarding resources spent on distribution activities. When reviewing profitability, the Trustees also considered information about

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court cases in which adviser compensation or profitability were issues and the performance of the relevant Funds, the expense levels of the Funds, whether the Adviser had implemented breakpoints and/or expense caps with respect to such Funds.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fee charged to each of the Funds was fair and reasonable, and that the costs of these services generally and the related profitability of the Adviser and its affiliates in respect of their relationships with the Funds supported the renewal of the Agreements.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by the Adviser and whether those economies are shared with the Funds through breakpoints in their investment advisory fees or other means, such as expense waivers or caps. The Trustees also discussed with management the factors considered with respect to the implementation of breakpoints in investment advisory fees or expense waivers or caps for certain funds. Management explained that a number of factors are taken into account in considering the possible implementation of breakpoints or an expense cap for a fund, including, among other things, factors such as a fund’s assets, the projected growth of a fund, projected profitability and a fund’s fees and performance. With respect to economies of scale, the Trustees noted that each of the Funds was subject to an expense cap or waiver. In considering these issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to the Adviser and its affiliates of their relationships with the Funds, as discussed above.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the Funds supported the renewal of the Agreements.

The Trustees also considered other factors, which included but were not limited to the following:

•	The effect of recent market and economic events on the performance, asset levels and expense ratios of each Fund.

•

Whether each Fund has operated in accordance with its investment objective and the Fund’s record of compliance with its investment restrictions, and the compliance programs of the Funds and the Adviser. They also considered the compliance-related resources the Adviser and its affiliates were providing to the Funds.

•

The nature, quality, cost and extent of administrative and shareholder services performed by the Adviser and its affiliates, both under the Agreements and under separate agreements covering administrative services.

•

So-called “fallout benefits” to the Adviser, such as the engagement of affiliates of the Adviser to provide distribution, administrative and brokerage services to the Funds, and the benefits of research made available to the Adviser by reason of brokerage commissions (if any) generated by the Funds’ securities transactions. The Trustees also considered the benefits to the parent company of NGAM Advisors from the retention of the Adviser. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

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•	The Trustees’ review and discussion of the Funds’ advisory arrangements in prior years, and management’s record of responding to Trustee concerns raised during the year and in prior years.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that each of the existing Agreements should be continued through June 30, 2017.

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Portfolio of Investments – as of September 30, 2016

Loomis Sayles High Income Fund

Principal Amount (‡)	Description	Value (†)
Bonds and Notes — 88.1% of Net Assets
Non-Convertible Bonds — 84.9%
	ABS Home Equity — 1.9%
$300,000	American Homes 4 Rent, Series 2014-SFR1, Class E, 3.031%, 6/17/2031, 144A(b)	$294,526
124,523	Banc of America Alternative Loan Trust, Series 2003-8, Class 1CB1, 5.500%, 10/25/2033	126,959
112,788	Banc of America Funding Corp., Series 2007-4, Class 5A1, 5.500%, 11/25/2034	111,724
144,445	Banc of America Funding Trust, Series 2005-7, Class 3A1, 5.750%, 11/25/2035	147,987
216,848	Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-11, Class 4A1, 0.795%, 4/25/2035(b)	170,083
111,499	Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-HYB7, Class 2A, 3.068%, 11/20/2035(b)(j)	98,704
257,929	DSLA Mortgage Loan, Series 2005-AR5, Class 2A1A, 0.861%, 9/19/2045(b)	189,887
250,000	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2013-DN2, Class M2, 4.775%, 11/25/2023(b)	264,715
305,000	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2015-DNA1, Class M3, 3.825%, 10/25/2027(b)	317,172
193,906	GMAC Mortgage Corp. Loan Trust, Series 2005-AR4, Class 3A1, 3.558%, 7/19/2035(b)	174,679
73,490	JPMorgan Alternative Loan Trust, Series 2006-A1, Class 5A1, 2.880%, 3/25/2036(b)	52,178
251,332	Lehman Mortgage Trust, Series 2005-3, Class 1A6, 1.025%, 1/25/2036(b)	163,172
347,029	MASTR Adjustable Rate Mortgages Trust, Series 2005-2, Class 3A1, 3.221%, 3/25/2035(b)	296,313
343,311	MASTR Adjustable Rate Mortgages Trust, Series 2005-2, Class 4A1, 2.920%, 3/25/2035(b)	266,022
68,830	New York Mortgage Trust, Series 2006-1, Class 2A2, 3.005%, 5/25/2036(b)	61,601
220,000	Vericrest Opportunity Loan Transferee, Series 2015-NP14, Class A2, 4.875%, 11/27/2045, 144A(b)	211,674
450,053	WaMu Mortgage Pass Through Certificates, Series 2006-AR19, Class 2A, 1.943%, 1/25/2047(b)	402,398

		3,349,794

	ABS Other — 0.4%
274,940	AIM Aviation Finance Ltd., Series 2015-1A, Class B1, 5.072%, 2/15/2040, 144A(b)	264,652
62,877	Sierra Receivables Funding Co. LLC, Series 2011-3A, Class C, 9.310%, 7/20/2028, 144A	63,316
450,000	Springleaf Funding Trust, Series 2014-AA, Class C, 4.450%, 12/15/2022, 144A	449,316

		777,284

	Aerospace & Defense — 2.8%
210,000	Embraer Netherlands Finance BV, 5.050%, 6/15/2025	211,050
95,000	Engility Corp., 8.875%, 9/01/2024, 144A	96,188
125,000	Huntington Ingalls Industries, Inc., 5.000%, 12/15/2021, 144A	131,250
115,000	Huntington Ingalls Industries, Inc., 5.000%, 11/15/2025, 144A	121,613
770,000	KLX, Inc., 5.875%, 12/01/2022, 144A	796,950
1,500,000	Meccanica Holdings USA, Inc., 6.250%, 1/15/2040, 144A	1,470,000
900,000	Meccanica Holdings USA, Inc., 7.375%, 7/15/2039, 144A	985,500

See accompanying notes to financial statements.

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Portfolio of Investments – as of September 30, 2016

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Aerospace & Defense — continued
$620,000	TransDigm, Inc., 6.000%, 7/15/2022	$654,100
515,000	TransDigm, Inc., 6.500%, 7/15/2024	542,037

		5,008,688

	Airlines — 0.1%
83,956	Virgin Australia Pass Through Trust, Series 2013-1B, 6.000%, 4/23/2022, 144A	85,215
119,478	Virgin Australia Pass Through Trust, Series 2013-1C, 7.125%, 10/23/2018, 144A	120,972

		206,187

	Automotive — 1.3%
195,000	Allison Transmission, Inc., 5.000%, 10/01/2024, 144A	199,875
115,000	Goodyear Tire & Rubber Co. (The), 5.000%, 5/31/2026	118,306
240,000	Goodyear Tire & Rubber Co. (The), 5.125%, 11/15/2023	250,200
700,000	Midas Intermediate Holdco II LLC/Midas Intermediate Holdco II Finance, Inc., 7.875%, 10/01/2022, 144A	712,250
310,000	Nexteer Automotive Group Ltd., 5.875%, 11/15/2021, 144A	328,600
735,000	ZF North America Capital, Inc., 4.750%, 4/29/2025, 144A	771,750

		2,380,981

	Banking — 3.9%
1,985,000	Ally Financial, Inc., 4.625%, 3/30/2025	2,034,625
485,000	Ally Financial, Inc., 5.750%, 11/20/2025	507,431
1,195,000	Commerzbank AG, 8.125%, 9/19/2023, 144A	1,374,848
470,000	Intesa Sanpaolo SpA, 5.017%, 6/26/2024, 144A	428,906
895,000	Intesa Sanpaolo SpA, 5.710%, 1/15/2026, 144A	843,333
300,000	Royal Bank of Scotland Group PLC, 5.125%, 5/28/2024	300,318
335,000	Royal Bank of Scotland Group PLC, 6.000%, 12/19/2023	349,143
1,025,000	Royal Bank of Scotland Group PLC, 6.125%, 12/15/2022	1,086,104

		6,924,708

	Brokerage — 0.3%
535,000	Jefferies Finance LLC/JFIN Co-Issuer Corp., 6.875%, 4/15/2022, 144A	497,550

	Building Materials — 1.5%
890,000	Atrium Windows & Doors, Inc., 7.750%, 5/01/2019, 144A	799,887
350,000	Cemex SAB de CV, 7.750%, 4/16/2026, 144A	388,325
50,000	Masco Corp., 6.500%, 8/15/2032	55,000
345,000	Masco Corp., 7.750%, 8/01/2029	412,275
245,000	NCI Building Systems, Inc., 8.250%, 1/15/2023, 144A	266,438
180,000	U.S. Concrete, Inc., 6.375%, 6/01/2024	186,750
555,000	Vulcan Materials Co., 4.500%, 4/01/2025	599,400

		2,708,075

	Cable Satellite — 7.2%
795,000	Altice Financing S.A., 6.625%, 2/15/2023, 144A	815,869
170,000	Cablevision S.A., 6.500%, 6/15/2021, 144A	177,438
475,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.125%, 2/15/2023	495,187
625,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.125%, 5/01/2023, 144A	652,344
430,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.250%, 9/30/2022	449,350
15,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.750%, 1/15/2024	15,938

See accompanying notes to financial statements.

21  |

Portfolio of Investments – as of September 30, 2016

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Cable Satellite — continued
$865,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.750%, 2/15/2026, 144A	$916,900
760,000	CSC Holdings LLC, 5.250%, 6/01/2024	722,000
75,000	CSC Holdings LLC, 6.750%, 11/15/2021	79,313
220,000	CSC Holdings LLC, 10.125%, 1/15/2023, 144A	253,550
200,000	CSC Holdings LLC, 10.875%, 10/15/2025, 144A	234,250
895,000	DISH DBS Corp., 5.125%, 5/01/2020	928,562
1,620,000	DISH DBS Corp., 5.875%, 11/15/2024	1,599,750
295,000	DISH DBS Corp., 7.750%, 7/01/2026, 144A	313,437
150,000	Sirius XM Radio, Inc., 5.750%, 8/01/2021, 144A	157,050
1,485,000	Unitymedia GmbH, 6.125%, 1/15/2025, 144A	1,557,394
515,000	Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, 5.000%, 1/15/2025, 144A	521,437
265,000	Virgin Media Finance PLC, 6.000%, 10/15/2024, 144A	274,278
485,000	Virgin Media Finance PLC, 6.375%, 4/15/2023, 144A	509,250
375,000	Virgin Media Secured Finance PLC, 5.500%, 1/15/2025, 144A	383,437
595,000	Virgin Media Secured Finance PLC, 5.500%, 8/15/2026, 144A	606,900
141,963	Wave Holdco LLC/Wave Holdco Corp., PIK, 8.250%, 7/15/2019, 144A(c)	142,673
840,000	Ziggo Secured Finance BV, 5.500%, 1/15/2027, 144A	838,950

		12,645,257

	Chemicals — 0.8%
1,510,000	Hercules, Inc., 6.500%, 6/30/2029	1,359,000

	Construction Machinery — 0.5%
800,000	United Rentals North America, Inc., 5.750%, 11/15/2024	830,000

	Consumer Cyclical Services — 0.9%
455,000	Interval Acquisition Corp., 5.625%, 4/15/2023	469,788
1,095,000	ServiceMaster Co. LLC (The), 7.450%, 8/15/2027	1,163,985

		1,633,773

	Consumer Products — 0.2%
290,000	Avon International Operations, Inc., 7.875%, 8/15/2022, 144A	299,425

	Electric — 1.7%
520,000	AES Corp. (The), 5.500%, 4/15/2025	534,950
150,000	AES Corp. (The), 6.000%, 5/15/2026	158,625
1,502,000	Enel SpA, (fixed rate to 9/24/2023, variable rate thereafter), 8.750%, 9/24/2073, 144A	1,755,463
425,000	NRG Energy, Inc., 6.250%, 7/15/2022	431,375
100,000	NRG Energy, Inc., 6.625%, 3/15/2023	101,000
8,608	Red Oak Power LLC, Series A, 8.540%, 11/30/2019	8,619

		2,990,032

	Environmental — 0.3%
335,000	GFL Environmental, Inc., 7.875%, 4/01/2020, 144A	353,425
95,000	GFL Environmental, Inc., 9.875%, 2/01/2021, 144A	104,025

		457,450

See accompanying notes to financial statements.

|  22

Portfolio of Investments – as of September 30, 2016

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Finance Companies — 5.5%
$740,000	AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, 4.500%, 5/15/2021	$774,225
685,000	AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, 5.000%, 10/01/2021	731,238
515,000	Aircastle Ltd., 5.500%, 2/15/2022	554,913
600,000	iStar, Inc., 4.000%, 11/01/2017	601,500
505,000	iStar, Inc., 5.000%, 7/01/2019	503,677
1,015,000	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 5.875%, 8/01/2021, 144A	964,250
585,000	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 7.375%, 10/01/2017	589,388
870,000	Navient Corp., 5.000%, 10/26/2020	858,037
200,000	Navient Corp., 5.875%, 3/25/2021	199,250
435,000	Oxford Finance LLC/Oxford Finance Co-Issuer, Inc., 7.250%, 1/15/2018, 144A	434,456
540,000	Provident Funding Associates LP/PFG Finance Corp., 6.750%, 6/15/2021, 144A	544,725
1,335,000	Quicken Loans, Inc., 5.750%, 5/01/2025, 144A	1,324,987
1,110,000	Springleaf Finance Corp., 7.750%, 10/01/2021	1,164,112
405,000	Unifin Financiera SAB de CV SOFOM ENR, 7.250%, 9/27/2023, 144A	403,481

		9,648,239

	Financial Other — 1.3%
565,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp, 6.000%, 8/01/2020	567,825
695,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 4.875%, 3/15/2019	698,475
180,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 5.875%, 2/01/2022	172,800
804,000	Rialto Holdings LLC/Rialto Corp., 7.000%, 12/01/2018, 144A	816,060

		2,255,160

	Food & Beverage — 1.2%
1,800,000	BRF S.A., 7.750%, 5/22/2018, 144A, (BRL)	513,629
840,000	Cosan Luxembourg S.A., 7.000%, 1/20/2027, 144A	876,750
305,000	JBS USA LLC/JBS USA Finance, Inc., 5.750%, 6/15/2025, 144A	299,663
20,000	JBS USA LLC/JBS USA Finance, Inc., 7.250%, 6/01/2021, 144A	20,675
385,000	Marfrig Holdings Europe BV, 8.000%, 6/08/2023, 144A	393,662

		2,104,379

	Gaming — 1.2%
175,000	Boyd Gaming Corp., 6.375%, 4/01/2026, 144A	187,688
375,000	GLP Capital LP/GLP Financing II, Inc., 5.375%, 4/15/2026	403,125
725,000	MGM Resorts International, 6.000%, 3/15/2023	786,625
600,000	MGM Resorts International, 6.750%, 10/01/2020	672,000

		2,049,438

	Government Owned – No Guarantee — 2.3%
725,000	Petrobras Global Finance BV, 4.875%, 3/17/2020	726,813
600,000	Petrobras Global Finance BV, 5.375%, 1/27/2021	593,400
530,000	Petrobras Global Finance BV, 6.250%, 3/17/2024	515,425
300,000	Petrobras Global Finance BV, 8.375%, 5/23/2021	327,750
160,521(††)	Petroleos Mexicanos, 7.190%, 9/12/2024, 144A, (MXN)	764,594
129,850(††)	Petroleos Mexicanos, 7.470%, 11/12/2026, (MXN)	580,830
510,000	YPF S.A., 31.354%, 7/07/2020, 144A(b)	594,150

		4,102,962

See accompanying notes to financial statements.

23  |

Portfolio of Investments – as of September 30, 2016

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Health Insurance — 0.2%
$365,000	Centene Corp., 6.125%, 2/15/2024	$396,025

	Healthcare — 4.3%
360,000	Amsurg Corp., 5.625%, 7/15/2022	368,100
960,000	CHS/Community Health Systems, Inc., 6.875%, 2/01/2022	825,600
145,000	Fresenius Medical Care U.S. Finance II, Inc., 4.750%, 10/15/2024, 144A	152,250
260,000	HCA, Inc., 5.375%, 2/01/2025	268,450
170,000	HCA, Inc., 7.050%, 12/01/2027	180,838
655,000	HCA, Inc., 7.500%, 12/15/2023	726,231
145,000	HCA, Inc., 7.500%, 11/06/2033	157,144
590,000	HCA, Inc., 7.690%, 6/15/2025	663,107
480,000	HCA, Inc., 8.360%, 4/15/2024	557,318
820,000	HCA, Inc., MTN, 7.580%, 9/15/2025	924,550
515,000	HCA, Inc., MTN, 7.750%, 7/15/2036	558,131
305,000	LifePoint Health, Inc., 5.500%, 12/01/2021	317,963
65,000	MEDNAX, Inc., 5.250%, 12/01/2023, 144A	68,331
235,000	Team Health, Inc., 7.250%, 12/15/2023, 144A	252,919
310,000	Tenet Healthcare Corp., 5.000%, 3/01/2019	303,025
675,000	Tenet Healthcare Corp., 6.750%, 6/15/2023	627,750
705,000	Tenet Healthcare Corp., 6.875%, 11/15/2031	579,862

		7,531,569

	Home Construction — 1.3%
25,000	Beazer Homes USA, Inc., 8.750%, 3/15/2022, 144A	26,375
1,200,000	Corporacion GEO SAB de CV, 8.875%, 3/27/2022, 144A(d)(e)(j)	12
750,000	K. Hovnanian Enterprises, Inc., 5.000%, 11/01/2021(e)(f)	525,000
800,000	Lennar Corp., 4.750%, 5/30/2025	812,000
915,000	TRI Pointe Holdings, Inc./TRI Pointe Group, Inc., 4.375%, 6/15/2019	941,306
200,000	Urbi Desarrollos Urbanos SAB de CV, 9.500%, 1/21/2020, 144A(d)(e)(j)	2
900,000	Urbi Desarrollos Urbanos SAB de CV, 9.750%, 2/03/2022, 144A(d)(e)(j)	9

		2,304,704

	Independent Energy — 7.5%
1,205,000	Antero Resources Corp., 5.125%, 12/01/2022	1,214,037
110,000	Antero Resources Corp., 5.375%, 11/01/2021	111,238
685,000	Baytex Energy Corp., 5.625%, 6/01/2024, 144A	558,275
370,000	Bonanza Creek Energy, Inc., 5.750%, 2/01/2023	168,350
650,000	Bonanza Creek Energy, Inc., 6.750%, 4/15/2021	295,750
90,000	California Resources Corp., 5.500%, 9/15/2021	47,700
41,000	California Resources Corp., 6.000%, 11/15/2024	19,578
140,000	Callon Petroleum Co., 6.125%, 10/01/2024, 144A	144,900
153,000	Chesapeake Energy Corp., 4.875%, 4/15/2022	128,903
8,000	Chesapeake Energy Corp., 5.750%, 3/15/2023	6,800
13,000	Chesapeake Energy Corp., 6.125%, 2/15/2021	11,928
34,000	Chesapeake Energy Corp., 6.625%, 8/15/2020	32,003
70,000	Concho Resources, Inc., 5.500%, 10/01/2022	72,625
125,000	Concho Resources, Inc., 5.500%, 4/01/2023	128,906
795,000	CONSOL Energy, Inc., 5.875%, 4/15/2022	731,400
645,000	Continental Resources, Inc., 3.800%, 6/01/2024	590,175

See accompanying notes to financial statements.

|  24

Portfolio of Investments – as of September 30, 2016

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Independent Energy — continued
$235,000	Continental Resources, Inc., 4.500%, 4/15/2023	$225,600
470,000	Continental Resources, Inc., 5.000%, 9/15/2022	468,825
690,000	Eclipse Resources Corp., 8.875%, 7/15/2023	672,319
170,000	Halcon Resources Corp., 8.625%, 2/01/2020, 144A	170,850
145,000	Matador Resources Co., 6.875%, 4/15/2023	150,075
410,000	MEG Energy Corp., 6.375%, 1/30/2023, 144A	324,412
250,000	MEG Energy Corp., 6.500%, 3/15/2021, 144A	204,062
585,000	MEG Energy Corp., 7.000%, 3/31/2024, 144A	462,150
185,000	Newfield Exploration Co., 5.625%, 7/01/2024	189,625
625,000	Oasis Petroleum, Inc., 6.875%, 3/15/2022	598,437
100,000	PDC Energy, Inc., 6.125%, 9/15/2024, 144A	103,500
405,000	QEP Resources, Inc., 5.250%, 5/01/2023	398,925
520,000	QEP Resources, Inc., 5.375%, 10/01/2022	516,100
1,150,000	Rex Energy Corp., (Step to 8.000% on 10/01/2017), 1.000%, 10/01/2020(g)	626,750
1,025,000	Rice Energy, Inc., 6.250%, 5/01/2022	1,058,312
565,000	RSP Permian, Inc., 6.625%, 10/01/2022	591,837
330,000	Sanchez Energy Corp., 6.125%, 1/15/2023	264,825
920,000	SM Energy Co., 5.000%, 1/15/2024	864,800
35,000	SM Energy Co., 6.125%, 11/15/2022	35,000
250,000	SM Energy Co., 6.750%, 9/15/2026	252,500
395,000	Southwestern Energy Co., 6.700%, 1/23/2025	395,000
55,000	Whiting Petroleum Corp., 5.000%, 3/15/2019	53,213
455,000	Whiting Petroleum Corp., 5.750%, 3/15/2021	425,425

		13,315,110

	Industrial Other — 0.2%
330,000	Broadspectrum Ltd., 8.375%, 5/15/2020, 144A	351,450

	Integrated Energy — 0.1%
100,000	Pacific Exploration and Production Corp., 5.125%, 3/28/2023, 144A(d)	18,500
800,000	Pacific Exploration and Production Corp., 5.375%, 1/26/2019, 144A(d)	148,000
580,000	Pacific Exploration and Production Corp., 5.625%, 1/19/2025, 144A(d)	107,300

		273,800

	Life Insurance — 0.2%
340,000	CNO Financial Group, Inc., 5.250%, 5/30/2025	337,450

	Lodging — 0.1%
150,000	Hilton Domestic Operating Co., Inc., 4.250%, 9/01/2024, 144A	153,000

	Media Entertainment — 0.9%
470,000	Clear Channel Worldwide Holdings, Inc., 7.625%, 3/15/2020	465,887
1,155,000	Clear Channel Worldwide Holdings, Inc., Series B, 6.500%, 11/15/2022	1,202,644

		1,668,531

	Metals & Mining — 2.6%
200,000	Anglo American Capital PLC, 4.125%, 9/27/2022, 144A	198,000
200,000	Anglo American Capital PLC, 4.875%, 5/14/2025, 144A	204,000
1,395,000	ArcelorMittal, 7.750%, 3/01/2041	1,454,287
180,000	Constellium NV, 4.625%, 5/15/2021, 144A, (EUR)	179,455
460,000	Essar Steel Algoma, Inc., 9.500%, 11/15/2019, 144A(d)(e)(f)	62,100

See accompanying notes to financial statements.

25  |

Portfolio of Investments – as of September 30, 2016

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Metals & Mining — continued
$175,000	First Quantum Minerals Ltd., 7.000%, 2/15/2021, 144A	$156,625
270,000	First Quantum Minerals Ltd., 7.250%, 5/15/2022, 144A	238,950
1,375,000	Freeport-McMoRan, Inc., 4.550%, 11/14/2024	1,246,094
85,000	Freeport-McMoRan, Inc., 5.450%, 3/15/2043	68,213
245,000	Glencore Finance Canada Ltd., 5.550%, 10/25/2042, 144A	236,660
440,000	Lundin Mining Corp., 7.500%, 11/01/2020, 144A	467,500

		4,511,884

	Midstream — 5.5%
250,000	Access Midstream Partners LP/ACMP Finance Corp., 4.875%, 3/15/2024	252,678
200,000	Gibson Energy, Inc., 6.750%, 7/15/2021, 144A	204,500
40,000	Kinder Morgan Energy Partners LP, 3.450%, 2/15/2023	39,874
60,000	Kinder Morgan Energy Partners LP, 3.500%, 9/01/2023	60,093
75,000	Kinder Morgan Energy Partners LP, 4.700%, 11/01/2042	69,185
30,000	Kinder Morgan Energy Partners LP, 5.000%, 3/01/2043	28,218
270,000	MPLX LP, 4.875%, 12/01/2024	279,268
570,000	NGL Energy Partners LP/NGL Energy Finance Corp., 5.125%, 7/15/2019	538,650
365,000	NGL Energy Partners LP/NGL Energy Finance Corp., 6.875%, 10/15/2021	345,838
445,000	Regency Energy Partners LP/Regency Energy Finance Corp., 4.500%, 11/01/2023	447,997
295,000	Regency Energy Partners LP/Regency Energy Finance Corp., 5.875%, 3/01/2022	325,289
385,000	Rose Rock Midstream LP/Rose Rock Finance Corp., 5.625%, 7/15/2022	354,200
985,000	Sabine Pass Liquefaction LLC, 5.625%, 2/01/2021	1,040,406
480,000	Sabine Pass Liquefaction LLC, 5.625%, 3/01/2025	516,000
425,000	Sabine Pass Liquefaction LLC, 6.250%, 3/15/2022	464,313
935,000	Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 5.500%, 8/15/2022	890,587
1,863,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 4.125%, 11/15/2019	1,889,082
95,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 4.250%, 11/15/2023	91,794
640,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 5.250%, 5/01/2023	648,000
300,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 6.375%, 8/01/2022	310,500
15,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 6.875%, 2/01/2021	15,488
355,000	Tesoro Logistics LP/Tesoro Logistics Finance Corp., 5.500%, 10/15/2019	378,075
360,000	Tesoro Logistics LP/Tesoro Logistics Finance Corp., 6.250%, 10/15/2022	384,300
180,000	Western Refining Logistics LP/WNRL Finance Corp., 7.500%, 2/15/2023	184,500

		9,758,835

	Non-Agency Commercial Mortgage-Backed Securities — 2.0%
935,000	BXHTL Mortgage Trust, Series 2015-DRMZ, Class M, 8.717%, 5/15/2020, 144A(b)(e)(f)	908,874
1,690,000	GS Mortgage Securities Trust, Series 2007-GG10, Class AM, 5.988%, 8/10/2045(b)	1,626,671

See accompanying notes to financial statements.

|  26

Portfolio of Investments – as of September 30, 2016

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Non-Agency Commercial Mortgage-Backed Securities — continued
$805,000	Hilton USA Trust, Series 2013-HLT, Class EFX, 5.609%, 11/05/2030, 144A(b)	$806,242
125,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-LDPX, Class AM, 5.464%, 1/15/2049(b)	122,546

		3,464,333

	Oil Field Services — 0.6%
130,000	Diamond Offshore Drilling, Inc., 4.875%, 11/01/2043	90,212
430,000	Ensco PLC, 5.750%, 10/01/2044	262,595
160,000	Noble Holding International Ltd., 5.250%, 3/15/2042	90,400
160,000	Noble Holding International Ltd., 6.050%, 3/01/2041	94,400
435,000	Paragon Offshore PLC, 6.750%, 7/15/2022, 144A(d)	120,712
905,000	Paragon Offshore PLC, 7.250%, 8/15/2024, 144A(d)	251,137
35,000	Parker Drilling Co., 6.750%, 7/15/2022	27,125
100,000	Rowan Cos., Inc., 5.850%, 1/15/2044	68,750

		1,005,331

	Packaging — 1.4%
200,000	ARD Finance S.A., PIK, 7.125%, 9/15/2023, 144A(h)	199,000
395,000	Ardagh Packaging Finance PLC/Ardagh MP Holdings USA, Inc., 4.625%, 5/15/2023, 144A	396,975
200,000	Ardagh Packaging Finance PLC/Ardagh MP Holdings USA, Inc., 7.250%, 5/15/2024, 144A	213,000
755,000	Sealed Air Corp., 6.875%, 7/15/2033, 144A	809,737
775,000	Signode Industrial Group Lux S.A./Signode Industrial Group U.S., Inc., 6.375%, 5/01/2022, 144A	784,688

		2,403,400

	Pharmaceuticals — 2.4%
1,540,000	Valeant Pharmaceuticals International, 6.375%, 10/15/2020, 144A	1,443,750
530,000	Valeant Pharmaceuticals International, 7.250%, 7/15/2022, 144A	491,575
265,000	Valeant Pharmaceuticals International, Inc., 5.500%, 3/01/2023, 144A	226,575
85,000	Valeant Pharmaceuticals International, Inc., 5.625%, 12/01/2021, 144A	75,863
2,015,000	Valeant Pharmaceuticals International, Inc., 5.875%, 5/15/2023, 144A	1,737,937
335,000	VRX Escrow Corp., 5.375%, 3/15/2020, 144A	309,875

		4,285,575

	Property & Casualty Insurance — 0.4%
786,000	HUB International Ltd., 7.875%, 10/01/2021, 144A	801,720

	Refining — 0.2%
230,000	Ultrapar International S.A., 5.250%, 10/06/2026, 144A	228,275
140,000	Western Refining, Inc., 6.250%, 4/01/2021	138,250

		366,525

	Retailers — 1.2%
40,000	Dillard’s, Inc., 7.000%, 12/01/2028	45,798
435,000	Dillard’s, Inc., 7.750%, 7/15/2026	500,815
205,000	Dillard’s, Inc., 7.750%, 5/15/2027	238,825
35,000	Dillard’s, Inc., 7.875%, 1/01/2023	42,044
1,035,000	GameStop Corp., 5.500%, 10/01/2019, 144A	1,056,994

See accompanying notes to financial statements.

27  |

Portfolio of Investments – as of September 30, 2016

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Retailers — continued
$115,000	J.C. Penney Corp., Inc., 5.750%, 2/15/2018	$119,025
520,000	Nine West Holdings, Inc., 6.125%, 11/15/2034	67,600

		2,071,101

	Supermarkets — 0.7%
335,000	Albertsons Cos. LLC/Safeway, Inc./New Albertson’s/Albertson’s LLC, 5.750%, 3/15/2025, 144A	334,163
935,000	New Albertson’s, Inc., Series C, MTN, 6.625%, 6/01/2028	860,200

		1,194,363

	Supranational — 2.4%
30,700,000	European Bank for Reconstruction & Development, GMTN, 6.400%, 3/04/2019, (INR)	456,617
5,420,000,000	International Bank for Reconstruction & Development, 4.500%, 8/03/2017, (COP)	1,841,618
21,150,000	International Bank for Reconstruction & Development, Series GDIF, 5.000%, 5/24/2017, (INR)	313,692
100,890,000	International Finance Corp., 7.800%, 6/03/2019, (INR)	1,575,130

		4,187,057

	Technology — 7.2%
1,545,000	Alcatel-Lucent USA, Inc., 6.450%, 3/15/2029	1,709,156
1,930,000	Alcatel-Lucent USA, Inc., 6.500%, 1/15/2028	2,103,700
550,000	Blackboard, Inc., 7.750%, 11/15/2019, 144A	541,750
170,000	Camelot Finance S.A., 7.875%, 10/15/2024, 144A	175,313
60,000	CommScope Technologies Finance LLC, 6.000%, 6/15/2025, 144A	63,975
75,000	CommScope, Inc., 4.375%, 6/15/2020, 144A	77,250
330,000	CommScope, Inc., 5.000%, 6/15/2021, 144A	341,550
190,000	Diamond 1 Finance Corp./Diamond 2 Finance Corp., 5.875%, 6/15/2021, 144A	201,870
1,440,000	Diamond 1 Finance Corp./Diamond 2 Finance Corp., 6.020%, 6/15/2026, 144A	1,578,676
580,000	Diamond 1 Finance Corp./Diamond 2 Finance Corp., 7.125%, 6/15/2024, 144A	637,912
480,000	Equinix, Inc., 5.375%, 1/01/2022	507,600
430,000	First Data Corp., 5.000%, 1/15/2024, 144A	436,450
800,000	First Data Corp., 7.000%, 12/01/2023, 144A	846,000
200,000	IMS Health, Inc., 5.000%, 10/15/2026, 144A	208,000
55,000	Micron Technology, Inc., 5.250%, 1/15/2024, 144A	52,800
360,000	Micron Technology, Inc., 5.500%, 2/01/2025	352,800
210,000	Microsemi Corp., 9.125%, 4/15/2023, 144A	239,400
515,000	Open Text Corp., 5.625%, 1/15/2023, 144A	525,300
190,000	Open Text Corp., 5.875%, 6/01/2026, 144A	198,788
275,000	Sabre GLBL, Inc., 5.250%, 11/15/2023, 144A	279,812
405,000	Sabre GLBL, Inc., 5.375%, 4/15/2023, 144A	416,137
235,000	Western Digital Corp., 7.375%, 4/01/2023, 144A	258,500
755,000	Western Digital Corp., 10.500%, 4/01/2024, 144A	875,800

		12,628,539

	Transportation Services — 0.1%
275,000	APL Ltd., 8.000%, 1/15/2024(e)(f)	181,500

See accompanying notes to financial statements.

|  28

Portfolio of Investments – as of September 30, 2016

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Treasuries — 1.7%
55,000	Hellenic Republic Government Bond, Series PSI, (Step to 3.650% on 2/24/2020), 3.000%, 2/24/2035, (EUR)(g)	$36,392
55,000	Hellenic Republic Government Bond, Series PSI, (Step to 3.650% on 2/24/2020), 3.000%, 2/24/2036, (EUR)(g)	36,512
20,000	Hellenic Republic Government Bond, Series PSI, (Step to 3.650% on 2/24/2020), 3.000%, 2/24/2041, (EUR)(g)	13,052
107,066(††)	Mexican Fixed Rate Bonds, Series M, 4.750%, 6/14/2018, (MXN)	547,216
142,200(††)	Mexican Fixed Rate Bonds, Series M, 5.750%, 3/05/2026, (MXN)	719,122
131,500(††)	Mexican Fixed Rate Bonds, Series M, 6.500%, 6/10/2021, (MXN)	698,713
151,030(††)	Mexican Fixed Rate Bonds, Series M-20, 10.000%, 12/05/2024, (MXN)	983,998

		3,035,005

	Wireless — 3.7%
100,000	Altice Luxembourg S.A., 7.250%, 5/15/2022, 144A, (EUR)	118,401
355,000	Altice Luxembourg S.A., 7.625%, 2/15/2025, 144A	363,875
785,000	Altice Luxembourg S.A., 7.750%, 5/15/2022, 144A	837,988
6,000,000	America Movil SAB de CV, 6.450%, 12/05/2022, (MXN)	301,396
6,100,000	America Movil SAB de CV, 8.460%, 12/18/2036, (MXN)	311,363
605,000	SFR Group S.A., 7.375%, 5/01/2026, 144A	618,425
786,000	Sprint Capital Corp., 6.875%, 11/15/2028	737,858
1,420,000	Sprint Corp., 7.250%, 9/15/2021	1,425,325
605,000	T-Mobile USA, Inc., 6.000%, 4/15/2024	647,350
370,000	T-Mobile USA, Inc., 6.125%, 1/15/2022	393,125
515,000	T-Mobile USA, Inc., 6.731%, 4/28/2022	540,750
200,000	Wind Acquisition Finance S.A., 4.750%, 7/15/2020, 144A	201,500

		6,497,356

	Wirelines — 2.7%
705,000	CenturyLink, Inc., 7.650%, 3/15/2042	608,062
30,000	CenturyLink, Inc., Series T, 5.800%, 3/15/2022	30,750
130,000	Cincinnati Bell Telephone Co. LLC, 6.300%, 12/01/2028	123,663
60,000,000	Empresa de Telecomunicaniones de Bogota, 7.000%, 1/17/2023, 144A, (COP)	15,138
405,000	Frontier Communications Corp., 9.000%, 8/15/2031	372,600
340,000	Frontier Communications Corp., 10.500%, 9/15/2022	360,400
15,000	Frontier Communications Corp., 11.000%, 9/15/2025	15,656
705,000	Level 3 Communications, Inc., 5.750%, 12/01/2022	736,725
1,545,000	Level 3 Financing, Inc., 5.250%, 3/15/2026, 144A	1,595,212
345,000	Telecom Italia Capital S.A., 6.375%, 11/15/2033	351,038
35,000	Telecom Italia Capital S.A., 7.721%, 6/04/2038	38,325
450,000	Telecom Italia SpA, 5.303%, 5/30/2024, 144A	460,066

		4,707,635

	Total Non-Convertible Bonds (Identified Cost $150,365,268)	149,660,180

Convertible Bonds — 3.2%
	Building Materials — 0.0%
25,000	CalAtlantic Group, Inc., 0.250%, 6/01/2019	23,156

See accompanying notes to financial statements.

29  |

Portfolio of Investments – as of September 30, 2016

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Diversified Operations — 0.1%
$160,000	RWT Holdings, Inc., 5.625%, 11/15/2019	$162,000

	Healthcare — 0.3%
595,000	Brookdale Senior Living, Inc., 2.750%, 6/15/2018	590,909

	Leisure — 0.4%
685,000	Rovi Corp., 0.500%, 3/01/2020	682,623

	Media Entertainment — 0.2%
265,000	Liberty Media Corp., 2.250%, 9/30/2046, 144A	275,103

	Metals & Mining — 0.0%
25,000	RTI International Metals, Inc., 1.625%, 10/15/2019	26,656

	Midstream — 0.6%
1,068,000	Whiting Petroleum Corp., Series 2, 1.250%, 6/05/2020	1,025,280

	Pharmaceuticals — 0.8%
604,000	BioMarin Pharmaceutical, Inc., 1.500%, 10/15/2020	753,113
765,000	Ionis Pharmaceuticals, Inc., 1.000%, 11/15/2021	711,928

		1,465,041

	Technology — 0.8%
30,000	Advanced Micro Devices, Inc., 2.125%, 9/01/2026	32,625
5,000	CalAmp Corp., 1.625%, 5/15/2020	4,625
260,000	Cypress Semiconductor Corp., 4.500%, 1/15/2022, 144A	293,963
180,000	Micron Technology, Inc., Series G, 3.000%, 11/15/2043	159,975
845,000	Nuance Communications, Inc., 1.000%, 12/15/2035, 144A	735,150
205,000	Viavi Solutions, Inc., 0.625%, 8/15/2033	203,975

		1,430,313

	Total Convertible Bonds (Identified Cost $5,745,898)	5,681,081

	Total Bonds and Notes (Identified Cost $156,111,166)	155,341,261

Senior Loans — 1.8%
	Consumer Cyclical Services — 0.2%
468,419	SourceHov LLC, 2014 1st Lien Term Loan, 7.750%, 10/31/2019(b)	390,544

	Independent Energy — 0.3%
531,086	Chesapeake Energy Corp., Term Loan, 8.500%, 8/23/2021(b)	557,141

	Media Entertainment — 0.0%
26,479	Dex Media, Inc., Term Loan, 11.000%, 7/29/2021(b)	25,222

	Other Utility — 0.2%
239,982	PowerTeam Services LLC, 1st Lien Term Loan, 4.250%, 5/06/2020(b)	239,082
95,000	PowerTeam Services LLC, 2nd Lien Term Loan, 8.250%, 11/06/2020(b)	94,525

		333,607

	Supermarkets — 0.3%
467,128	Albertson’s LLC, 2016 Term Loan B4, 4.500%, 8/25/2021(b)	470,524

	Transportation Services — 0.0%
82,401	OSG Bulk Ships, Inc., OBS Term Loan, 5.250%, 8/05/2019(b)	82,091

See accompanying notes to financial statements.

|  30

Portfolio of Investments – as of September 30, 2016

Loomis Sayles High Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Wirelines — 0.8%
$1,206,250	Fairpoint Communications, Inc., Refi Term Loan, 7.500%, 2/14/2019(b)	$1,205,599
159,324	Integra Telecom, Inc., 2nd Lien Term Loan, 9.750%, 2/12/2021(b)(e)(f)	150,561

		1,356,160

	Total Senior Loans (Identified Cost $3,297,748)	3,215,289

Shares
Preferred Stocks — 2.2%
Convertible Preferred Stocks — 1.9%
	Food & Beverage — 0.2%
3,415	Bunge Ltd., 4.875%	324,791

	Midstream — 0.3%
988	Chesapeake Energy Corp., 5.750%(i)	522,405
20	Chesapeake Energy Corp., 5.750%, 144A(i)	10,575
137	Chesapeake Energy Corp., 5.750%(i)	71,326

		604,306

	Pharmaceuticals — 1.0%
888	Allergan PLC, Series A, 5.500%	729,608
1,439	Teva Pharmaceutical Industries Ltd., 7.000%	1,165,014

		1,894,622

	REITs – Mortgage — 0.1%
2,107	iStar, Inc., Series J, 4.500%	103,095

	Technology — 0.3%
4,850	Belden, Inc., 6.750%	487,085

	Total Convertible Preferred Stocks (Identified Cost $3,807,099)	3,413,899

Non-Convertible Preferred Stocks — 0.3%
	Finance Companies — 0.3%
12,925	iStar, Inc., Series E, 7.875%	314,466
7,500	iStar, Inc., Series F, 7.800%	183,075
550	iStar, Inc., Series G, 7.650%	13,233

		510,774

	Total Non-Convertible Preferred Stocks (Identified Cost $417,822)	510,774

	Total Preferred Stocks (Identified Cost $4,224,921)	3,924,673

Other Investments — 0.6%
	Aircraft ABS — 0.6%
100	ECAF I Blocker Ltd.(e)(j) (Identified Cost $1,000,000)	985,586

See accompanying notes to financial statements.

31  |

Portfolio of Investments – as of September 30, 2016

Loomis Sayles High Income Fund – (continued)

Shares	Description	Value (†)
Common Stocks — 0.7%
	Energy Equipment & Services — 0.0%
4,625	Hercules Offshore, Inc.(i)	$8,001

	Internet Software & Services — 0.0%
4,113	Dex Media, Inc.(i)(j)	8,177

	Oil, Gas & Consumable Fuels — 0.5%
12,992	Halcon Resources Corp.(i)	121,865
14,882	Kinder Morgan, Inc.	344,221
17,250	Rex Energy Corp.(i)	10,072
49,233	Whiting Petroleum Corp.(i)	430,296

		906,454

	Pharmaceuticals — 0.2%
5,539	Bristol-Myers Squibb Co.	298,663

	Total Common Stocks (Identified Cost $3,087,477)	1,221,295

Warrants — 0.0%
22,512	Kinder Morgan, Inc., Expiration on 5/25/2017 at $40.00(i)	349
10,360	FairPoint Communications, Inc., Expiration on 1/24/2018 at $48.81(e)(i)(j)	—
3,528	Halcon Resources Corp., Expiration on 9/9/2020 at $14.04(i)(j)	5,383

	Total Warrants (Identified Cost $29,891)	5,732

Principal Amount (‡)
Short-Term Investments — 5.5%
$9,627,235	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2016 at 0.030% to be repurchased at $9,627,259 on 10/03/2016 collateralized by $8,940,000 U.S. Treasury Note, 2.750% due 2/15/2024 valued at $9,822,825 including accrued interest (Note 2 of Notes to Financial Statements)	9,627,235
12,523	Repurchase Agreement with State Street Bank and Trust Company, dated 9/30/2016 at 0.000% to be repurchased at $12,523 on 10/03/2016 collateralized by $12,600 U.S. Treasury Note, 1.500% due 8/31/2018 valued at $12,786 including accrued interest (Note 2 of Notes to Financial Statements)	12,523

	Total Short-Term Investments (Identified Cost $9,639,758)	9,639,758

	Total Investments — 98.9% (Identified Cost $177,390,961)(a)	174,333,594
	Other assets less liabilities — 1.1%	1,942,867

	Net Assets — 100.0%	$176,276,461

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 100.

See accompanying notes to financial statements.

|  32

Portfolio of Investments – as of September 30, 2016

Loomis Sayles High Income Fund – (continued)

(a)	Federal Tax Information:
At September 30, 2016, the net unrealized depreciation on investments based on a cost of $177,504,166 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$9,142,529
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(12,313,101)

	Net unrealized depreciation	$(3,170,572)

(b)	Variable rate security. Rate as of September 30, 2016 is disclosed.
(c)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities. For the period ended September 30, 2016, interest payments were made in cash and additional debt securities.
(d)	The issuer is in default with respect to interest and/or principal payments. Income is not being accrued.
(e)	Illiquid security. (Unaudited)
(f)	Securities classified as fair valued pursuant to the Fund’s pricing policies and procedures. At September 30, 2016, the value of these securities amounted to $1,828,035 or 1.0% of net assets. See Note 2 of Notes to Financial Statements.
(g)	Coupon rate is a fixed rate for an initial period then resets at a specified date and rate.
(h)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities. For the period ended September 30, 2016, the issuer has not made any interest payments.
(i)	Non-income producing security.
(j)	Fair valued by the Fund’s adviser. At September 30, 2016, the value of these securities amounted to $1,097,873 or 0.6% of net assets. See Note 2 of Notes to Financial Statements.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2016, the value of Rule 144A holdings amounted to $60,581,057 or 34.4% of net assets.
ABS	Asset-Backed Securities
GMTN	Global Medium Term Note
MTN	Medium Term Note
PIK	Payment-in-Kind
REITs	Real Estate Investment Trusts

BRL	Brazilian Real
COP	Colombian Peso
EUR	Euro
INR	Indian Rupee
MXN	Mexican Peso

See accompanying notes to financial statements.

33  |

Portfolio of Investments – as of September 30, 2016

Loomis Sayles High Income Fund – (continued)

At September 30, 2016, the Fund had the following open forward foreign currency contracts:

Contract to Buy/Sell	Delivery Date	Currency	Units of Currency	Notional Value	Unrealized Appreciation (Depreciation)
Sell[1]	12/21/2016	Euro	170,000	$191,659	$233

1 Counterparty is Bank of America, N.A.

Industry Summary at September 30, 2016

Technology	8.3%
Independent Energy	7.8
Cable Satellite	7.2
Midstream	6.4
Finance Companies	5.8
Healthcare	4.6
Pharmaceuticals	4.4
Banking	3.9
Wireless	3.7
Wirelines	3.5
Aerospace & Defense	2.8
Metals & Mining	2.6
Supranational	2.4
Government Owned – No Guarantee	2.3
Non-Agency Commercial Mortgage-Backed Securities	2.0
Other Investments, less than 2% each	25.7
Short-Term Investments	5.5

Total Investments	98.9
Other assets less liabilities (including forward foreign currency contracts)	1.1

Net Assets	100.0%

See accompanying notes to financial statements.

|  34

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Intermediate Duration Bond Fund

Principal Amount	Description	Value (†)
Bonds and Notes — 96.2% of Net Assets
Non-Convertible Bonds — 96.0%
	ABS Car Loan — 7.2%
$89,000	AmeriCredit Automobile Receivables Trust, Series 2014-1, Class B, 1.680%, 7/08/2019	$89,223
147,000	AmeriCredit Automobile Receivables Trust, Series 2014-4, Class C, 2.470%, 11/09/2020	149,175
375,000	AmeriCredit Automobile Receivables Trust, Series 2015-3, Class C, 2.730%, 3/08/2021	382,602
152,000	AmeriCredit Automobile Receivables Trust, Series 2016-1, Class C, 2.890%, 1/10/2022	156,134
72,000	AmeriCredit Automobile Receivables Trust, Series 2016-2, Class C, 2.870%, 11/08/2021	73,880
160,000	AmeriCredit Automobile Receivables Trust, Series 2016-3, Class C, 2.240%, 4/08/2022	161,254
210,000	Avis Budget Rental Car Funding AESOP LLC, Series 2014-1A, Class A, 2.460%, 7/20/2020, 144A	212,130
360,000	Avis Budget Rental Car Funding AESOP LLC, Series 2016-1A, Class A, 2.990%, 6/20/2022, 144A	368,893
57,648	California Republic Auto Receivables Trust, Series 2013-2, Class A2, 1.230%, 3/15/2019	57,694
225,000	California Republic Auto Receivables Trust, Series 2016-2, Class A3, 1.560%, 7/15/2020	225,869
52,327	Capital Auto Receivables Asset Trust, Series 2014-2, Class A3, 1.260%, 5/21/2018	52,354
371,000	Capital Auto Receivables Asset Trust, Series 2015-1, Class A3, 1.610%, 6/20/2019	372,594
2,232	CarFinance Capital Auto Trust, Series 2014-1A, Class A, 1.460%, 12/17/2018, 144A	2,232
126,211	CarFinance Capital Auto Trust, Series 2014-2A, Class A, 1.440%, 11/16/2020, 144A	126,057
20,517	CarMax Auto Owner Trust, Series 2013-4, Class A3, 0.800%, 7/16/2018	20,510
33,295	CarMax Auto Owner Trust, Series 2014-1, Class A3, 0.790%, 10/15/2018	33,275
9,312	CPS Auto Receivables Trust, Series 2013-D, Class A, 1.540%, 7/16/2018, 144A	9,316
64,229	CPS Auto Receivables Trust, Series 2014-C, Class A, 1.310%, 2/15/2019, 144A	64,194
465,000	CPS Auto Receivables Trust, Series 2015-A, Class B, 2.790%, 2/16/2021, 144A	471,525
345,000	Credit Acceptance Auto Loan Trust, Series 2014-2A, Class A, 1.880%, 3/15/2022, 144A	345,665
275,000	Credit Acceptance Auto Loan Trust, Series 2015-1A, Class B, 2.610%, 1/17/2023, 144A	276,577
800,000	Credit Acceptance Auto Loan Trust, Series 2016-2A, Class B, 3.180%, 5/15/2024, 144A	813,407
322,000	Drive Auto Receivables Trust, Series 2015-BA, Class C, 2.760%, 7/15/2021, 144A	324,686
362,000	Drive Auto Receivables Trust, Series 2016-BA, Class C, 3.190%, 7/15/2022, 144A	368,442
107,000	DT Auto Owner Trust, Series 2015-2A, Class D, 4.250%, 2/15/2022, 144A	108,976
335,000	DT Auto Owner Trust, Series 2015-3A, Class D, 4.530%, 10/17/2022, 144A	342,943
255,000	DT Auto Owner Trust, Series 2016-2A, Class D, 5.430%, 11/15/2022, 144A	267,670
440,000	DT Auto Owner Trust, Series 2016-4A, Class C, 2.740%, 10/17/2022, 144A	439,742

See accompanying notes to financial statements.

35  |

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Intermediate Duration Bond Fund – (continued)

Principal Amount	Description	Value (†)
	ABS Car Loan — continued
$76,020	Exeter Automobile Receivables Trust, Series 2014-1A, Class B, 2.420%, 1/15/2019, 144A	$76,069
8,457	Exeter Automobile Receivables Trust, Series 2014-3A, Class A, 1.320%, 1/15/2019, 144A	8,446
36,982	First Investors Auto Owner Trust, Series 2013-3A, Class A3, 1.440%, 10/15/2019, 144A	36,989
40,791	First Investors Auto Owner Trust, Series 2014-1A, Class A3, 1.490%, 1/15/2020, 144A	40,805
290,000	Flagship Credit Auto Trust, Series 2015-2B, 3.080%, 12/15/2021, 144A	295,291
195,000	Flagship Credit Auto Trust, Series 2016-2, Class B, 3.840%, 9/15/2022, 144A	203,321
135,000	Flagship Credit Auto Trust, Series 2016-3, Class B, 2.430%, 6/15/2021, 144A	135,984
115,000	Ford Credit Auto Owner Trust/Ford Credit, Series 2014-1, Class A, 2.260%, 11/15/2025, 144A	117,236
230,000	Ford Credit Auto Owner Trust/Ford Credit, Series 2014-2, Class A, 2.310%, 4/15/2026, 144A	235,147
705,000	Ford Credit Auto Owner Trust/Ford Credit, Series 2016-2, Class A, 2.030%, 12/15/2027, 144A	711,063
590,000	GM Financial Automobile Leasing Trust, Series 2016-2, Class A3, 1.620%, 9/20/2019	593,089
490,000	Hyundai Auto Lease Securitization Trust, Series 2016-C, Class A4, 1.650%, 7/15/2020, 144A	490,238
595,000	NextGear Floorplan Master Owner Trust, Series 2014-1A, Class A, 1.920%, 10/15/2019, 144A	593,397
299,000	Prestige Auto Receivables Trust, Series 2015-1, Class A3, 1.530%, 2/15/2021, 144A	299,461
121,000	Santander Drive Auto Receivables Trust, Series 2015-4, Class C, 2.970%, 3/15/2021	123,221
188,000	Santander Drive Auto Receivables Trust, Series 2016-2, Class C, 2.660%, 11/15/2021	190,939
76,835	SMART Trust/Australia, Series 2013-1US, Class A4A, 1.050%, 10/14/2018	76,752
138,514	SMART Trust/Australia, Series 2013-2US, Class A4A, 1.180%, 2/14/2019	137,987
279,394	World Omni Auto Receivables Trust, Series 2014-B, Class A3, 1.140%, 1/15/2020	279,627
640,000	World Omni Auto Receivables Trust, Series 2016-B, Class A3, 1.300%, 2/15/2022	640,376

		11,602,457

	ABS Credit Card — 2.0%
434,000	Bank of America Credit Card Trust, Series 2015-A2, Class A, 1.360%, 9/15/2020	435,759
415,000	Barclays Dryrock Issuance Trust, Series 2014-3, Class A, 2.410%, 7/15/2022	427,595
1,085,000	Chase Issuance Trust, Series 2016-A4, Class A4, 1.490%, 7/15/2022	1,088,616
260,000	Citibank Credit Card Issuance Trust, Series 2014-A1, Class A1, 2.880%, 1/23/2023	275,314
470,000	Synchrony Credit Card Master Note Trust, Series 2016-3, Class A, 1.580%, 9/15/2022	470,926
501,000	World Financial Network Credit Card Master Trust, Series 2012-A, Class A, 3.140%, 1/17/2023	521,370

		3,219,580

See accompanying notes to financial statements.

|  36

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Intermediate Duration Bond Fund – (continued)

Principal Amount	Description	Value (†)
	ABS Home Equity — 1.2%
$329,364	Colony American Finance Ltd., Series 2015-1, Class A, 2.896%, 10/15/2047, 144A	$333,422
221,076	Colony American Homes, Series 2014-1A, Class A, 1.681%, 5/17/2031, 144A(b)	221,183
26,074	Countrywide Alternative Loan Trust, Series 2006-J5, Class 4A1, 4.633%, 7/25/2021(b)(c)	23,756
17,729	Countrywide Asset-Backed Certificates, Series 2004-S1, Class A3, 5.115%, 2/25/2035(b)	17,988
500,000	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2015-DNA1, Class M2, 2.375%, 10/25/2027(b)	508,624
226,427	Mill City Mortgage Trust, Series 2016-1, Class A1, 2.500%, 4/25/2057, 144A(b)	227,694
20,473	RBSSP Resecuritization Trust, Series 2010-3, Class 9A1, 5.500%, 2/26/2035, 144A	20,635
199,135	Towd Point Mortgage Trust, Series 2015-2, Class 1AE2, 2.750%, 11/25/2060, 144A(b)	201,594
319,992	Towd Point Mortgage Trust, Series 2016-2, Class A1A, 2.750%, 8/25/2055, 144A(b)	324,238
90,628	Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR10, Class 2A4, 2.956%, 5/01/2035(b)	93,799

		1,972,933

	ABS Other — 1.5%
39,271	CCG Receivables Trust, Series 2014-1, Class A2, 1.060%, 11/15/2021, 144A	39,233
132,975	DB Master Finance LLC, Series 2015-1A, Class A2I, 3.262%, 2/20/2045, 144A	133,666
42,646	FRS I LLC, Series 2013-1A, Class A1, 1.800%, 4/15/2043, 144A	41,822
37,958	Global Container Assets Ltd., Series 2013-1A, Class A1, 2.200%, 11/05/2028, 144A	37,886
398,000	John Deere Owner Trust, Series 2014-B, Class A4, 1.500%, 6/15/2021	399,802
190,263	OneMain Financial Issuance Trust, Series 2014-2A, Class A, 2.470%, 9/18/2024, 144A	190,686
385,000	OneMain Financial Issuance Trust, Series 2015-1A, Class A, 3.190%, 3/18/2026, 144A	388,922
350,000	OneMain Financial Issuance Trust, Series 2016-1A, Class A, 3.660%, 2/20/2029, 144A	358,906
245,779	Shenton Aircraft Investment I Ltd., Series 2015-1A, Class A, 4.750%, 10/15/2042, 144A	239,344
102,478	Springleaf Funding Trust, Series 2014-AA, Class A, 2.410%, 12/15/2022, 144A	102,609
203,958	TAL Advantage V LLC, Series 2014-1A, Class A, 3.510%, 2/22/2039, 144A	200,604
85,015	TAL Advantage V LLC, Series 2014-2A, Class A2, 3.330%, 5/20/2039, 144A	83,285
204,167	TAL Advantage V LLC, Series 2014-3A, Class A, 3.270%, 11/21/2039, 144A	198,982

		2,415,747

	ABS Student Loan — 1.1%
425,726	North Carolina State Education Assistance Authority, Series 2011-2, Class A2, 1.515%, 7/25/2025(b)	423,065
165,734	SoFi Professional Loan Program LLC, Series 2015-A, Class A2, 2.420%, 3/25/2030, 144A	167,789
528,194	SoFi Professional Loan Program LLC, Series 2015-C, Class A2, 2.510%, 8/25/2033, 144A	537,415
295,000	SoFi Professional Loan Program LLC, Series 2016-B, Class A2B, 2.740%, 10/25/2032, 144A	302,447
386,359	South Carolina Student Loan Corp., Series 2010-1, Class A2, 1.715%, 7/25/2025(b)	387,974

		1,818,690

See accompanying notes to financial statements.

37  |

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Intermediate Duration Bond Fund – (continued)

Principal Amount	Description	Value (†)
	Aerospace & Defense — 0.3%
$54,000	Rockwell Collins, Inc., 1.200%, 12/15/2016(b)	$54,035
450,000	Rolls-Royce PLC, 2.375%, 10/14/2020, 144A	457,754

		511,789

	Agency Commercial Mortgage-Backed Securities — 4.5%
648,018	FHLMC Multifamily Structured Pass Through Certificates, Series K013, Class A2, 3.974%, 1/25/2021	710,644
509,476	FHLMC Multifamily Structured Pass Through Certificates, Series K029, Class A2, 3.320%, 2/25/2023(b)	556,115
701,647	FHLMC Multifamily Structured Pass Through Certificates, Series K042, Class A2, 2.670%, 12/25/2024	737,552
371,879	FHLMC Multifamily Structured Pass Through Certificates, Series K704, Class A2, 2.412%, 8/25/2018	378,797
923,523	FHLMC Multifamily Structured Pass Through Certificates, Series K708, Class A2, 2.130%, 1/25/2019	939,171
321,775	FHLMC Multifamily Structured Pass Through Certificates, Series K709, Class A2, 2.086%, 3/25/2019	327,282
1,304,975	FHLMC Multifamily Structured Pass Through Certificates, Series K710, Class A2, 1.883%, 5/25/2019	1,323,249
1,014,484	FHLMC Multifamily Structured Pass Through Certificates, Series K711, Class A2, 1.730%, 7/25/2019	1,025,536
625,673	FHLMC Multifamily Structured Pass Through Certificates, Series KLH2, Class A, 1.225%, 11/25/2022(b)	626,457
603,327	FHLMC Multifamily Structured Pass Through Certificates, Series KP03, Class A2, 1.780%, 7/25/2019	608,881

		7,233,684

	Airlines — 0.6%
485,000	American Airlines Pass Through Trust, Series 2016-3, Class A, 3.250%, 4/15/2030	487,488
74,239	Delta Air Lines Pass Through Trust, Series 2009-1, Class A, 7.750%, 6/17/2021	83,919
371,435	Latam Airlines Pass Through Trust, Series 2015-1, Class A, 4.200%, 8/15/2029	363,078

		934,485

	Automotive — 1.9%
500,000	American Honda Finance Corp., MTN, 1.200%, 7/12/2019	497,071
447,000	American Honda Finance Corp., MTN, 1.600%, 7/13/2018	450,681
585,000	BMW U.S. Capital LLC, 1.850%, 9/15/2021, 144A	583,332
220,000	Daimler Finance North America LLC, 2.450%, 5/18/2020, 144A	224,644
45,000	Delphi Automotive PLC, 3.150%, 11/19/2020	46,594
360,000	Ford Motor Credit Co. LLC, 2.459%, 3/27/2020	363,359
326,000	General Motors Financial Co., Inc., 3.450%, 4/10/2022	330,664
331,000	General Motors Financial Co., Inc., 4.250%, 5/15/2023	343,785
103,000	Magna International, Inc., 3.625%, 6/15/2024	108,271
150,000	PACCAR Financial Corp., MTN, 1.200%, 8/12/2019	149,559

		3,097,960

See accompanying notes to financial statements.

|  38

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Intermediate Duration Bond Fund – (continued)

Principal Amount	Description	Value (†)
	Banking — 15.1%
$530,000	ABN AMRO Bank NV, 1.800%, 9/20/2019, 144A	$530,456
105,000	Bank of America Corp., 6.000%, 9/01/2017	109,182
365,000	Bank of Montreal, MTN, 1.500%, 7/18/2019	364,228
700,000	Bank of Montreal, MTN, 1.900%, 8/27/2021	696,344
49,000	Bank of Montreal, MTN, 1.400%, 9/11/2017	49,030
415,000	Bank of New York Mellon Corp. (The), MTN, 2.450%, 8/17/2026	412,461
845,000	Bank of Nova Scotia, 1.650%, 6/14/2019	846,494
505,000	Barclays PLC, 3.200%, 8/10/2021	507,655
295,000	Bear Stearns Cos. LLC (The), 7.250%, 2/01/2018	316,801
490,000	BNZ International Funding Ltd., 2.100%, 9/14/2021, 144A	487,781
750,000	Canadian Imperial Bank of Commerce, 1.600%, 9/06/2019	750,005
520,000	Capital One NA, 2.250%, 9/13/2021	519,803
220,000	Citigroup, Inc., 4.450%, 9/29/2027	230,224
430,000	Citizens Bank NA, Series BKNT, 2.500%, 3/14/2019	436,988
250,000	Comerica Bank, 2.500%, 6/02/2020	255,307
745,000	Commonwealth Bank of Australia, 2.000%, 9/06/2021, 144A	743,976
485,000	Cooperatieve Rabobank UA, 4.625%, 12/01/2023	523,754
450,000	Credit Suisse Group Funding Guernsey Ltd., 3.800%, 6/09/2023, 144A	455,976
525,000	Danske Bank AS, 2.000%, 9/08/2021, 144A	524,652
693,000	Deutsche Bank AG, GMTN, 3.375%, 5/12/2021	677,893
780,000	Fifth Third Bank, Series BKNT, 1.625%, 9/27/2019	779,556
215,000	Goldman Sachs Group, Inc. (The), 2.750%, 9/15/2020	220,230
259,000	Goldman Sachs Group, Inc. (The), 5.950%, 1/18/2018	273,254
185,000	HSBC USA, Inc., 2.375%, 11/13/2019	187,273
430,000	ING Bank NV, 2.050%, 8/15/2021, 144A	430,476
246,000	JPMorgan Chase & Co., 6.000%, 1/15/2018	259,903
585,000	JPMorgan Chase Bank NA, 1.650%, 9/23/2019	586,845
555,000	Key Bank NA, Series BKNT, 1.600%, 8/22/2019	555,047
445,000	Lloyds Bank PLC, 1.750%, 3/16/2018	445,255
532,000	Macquarie Bank Ltd., 1.600%, 10/27/2017, 144A	532,810
116,000	Merrill Lynch & Co., Inc., MTN, 6.875%, 4/25/2018	125,148
219,000	Merrill Lynch & Co., Inc., Series C, GMTN, 6.400%, 8/28/2017	228,489
460,000	Mizuho Bank Ltd., 1.800%, 3/26/2018, 144A	460,948
535,000	Morgan Stanley, Series F, GMTN, 6.625%, 4/01/2018	573,242
295,000	National Bank of Canada, 2.100%, 12/14/2018	298,749
540,000	Nordea Bank AB, 1.625%, 9/30/2019, 144A	539,152
317,000	Royal Bank of Canada, 1.400%, 10/13/2017	317,168
652,000	Royal Bank of Canada, GMTN, 1.625%, 4/15/2019	653,470
305,000	Santander Bank NA, 2.000%, 1/12/2018	305,038
604,000	Santander Holdings USA, Inc., 2.700%, 5/24/2019	611,542
365,000	Santander UK Group Holdings PLC, 4.750%, 9/15/2025, 144A	365,410
380,000	Santander UK PLC, 2.500%, 3/14/2019	385,666
675,000	Skandinaviska Enskilda Banken AB, 1.875%, 9/13/2021	669,634
815,000	Societe Generale S.A., 5.000%, 1/17/2024, 144A	850,982
370,000	Standard Chartered PLC, 4.050%, 4/12/2026, 144A	381,522
875,000	Sumitomo Mitsui Financial Group, Inc., 2.058%, 7/14/2021	867,867
525,000	Svenska Handelsbanken AB, Series BKNT, 1.500%, 9/06/2019	523,283

See accompanying notes to financial statements.

39  |

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Intermediate Duration Bond Fund – (continued)

Principal Amount	Description	Value (†)
	Banking — continued
$335,000	Svenska Handelsbanken AB, Series BKNT, 1.875%, 9/07/2021	$333,176
740,000	Toronto-Dominion Bank (The), GMTN, 1.450%, 9/06/2018	741,297
620,000	UBS Group Funding Jersey Ltd., 2.650%, 2/01/2022, 144A	618,846
770,000	Wells Fargo Bank NA, 1.750%, 5/24/2019	773,464
60,000	Westpac Banking Corp., 2.000%, 8/19/2021	59,903

		24,393,655

	Brokerage — 0.3%
390,000	Ameriprise Financial, Inc., 2.875%, 9/15/2026	390,919
75,000	Brookfield Finance, Inc., 4.250%, 6/02/2026	77,461

		468,380

	Building Materials — 0.1%
107,000	Fortune Brands Home & Security, Inc., 3.000%, 6/15/2020	110,182
40,000	Masco Corp., 3.500%, 4/01/2021	41,400
27,000	Masco Corp., 7.125%, 3/15/2020	31,050

		182,632

	Cable Satellite — 0.1%
170,000	Cox Enterprises, Inc., 7.375%, 7/15/2027, 144A	208,674

	Chemicals — 0.8%
535,000	Air Liquide Finance S.A., 2.500%, 9/27/2026, 144A	537,033
107,000	Airgas, Inc., 3.050%, 8/01/2020	111,042
107,000	Albemarle Corp., 3.000%, 12/01/2019	110,394
125,000	Eastman Chemical Co., 4.500%, 1/15/2021	136,319
45,000	Methanex Corp., 3.250%, 12/15/2019	44,492
360,000	Westlake Chemical Corp., 3.600%, 8/15/2026, 144A	361,021

		1,300,301

	Collateralized Mortgage Obligations — 1.8%
230,741	Government National Mortgage Association, Series 2014-H14, Class FA, 0.994%, 7/20/2064(b)	229,406
162,632	Government National Mortgage Association, Series 2014-H15, Class FA, 0.994%, 7/20/2064(b)	161,583
629,014	Government National Mortgage Association, Series 2015-H10, Class JA, 2.250%, 4/20/2065	629,580
642,084	Government National Mortgage Association, Series 2016-H06, Class FC, 1.414%, 2/20/2066(b)	646,735
1,313,210	Government National Mortgage Association, Series 2016-H10, Class FJ, 1.123%, 4/20/2066(b)	1,312,741

		2,980,045

	Construction Machinery — 0.8%
835,000	Caterpillar Financial Services Corp., 1.700%, 8/09/2021	828,485
174,000	John Deere Capital Corp., 2.450%, 9/11/2020	179,247
220,000	John Deere Capital Corp., MTN, 1.250%, 10/09/2019	218,560

		1,226,292

See accompanying notes to financial statements.

|  40

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Intermediate Duration Bond Fund – (continued)

Principal Amount	Description	Value (†)
	Consumer Cyclical Services — 0.3%
$225,000	Alibaba Group Holding Ltd., 2.500%, 11/28/2019	$229,513
67,000	Western Union Co. (The), 3.350%, 5/22/2019	68,647
116,000	Western Union Co. (The), 3.650%, 8/22/2018	119,627

		417,787

	Diversified Manufacturing — 0.7%
430,000	3M Co., 2.250%, 9/19/2026	429,435
650,000	Siemens Financieringsmaatschappij NV, 1.700%, 9/15/2021, 144A	645,065
80,000	Snap-On, Inc., 4.250%, 1/15/2018	83,016

		1,157,516

	Electric — 2.4%
197,000	Delmarva Power & Light Co., 3.500%, 11/15/2023	213,137
385,000	DTE Energy Co., 2.850%, 10/01/2026	383,476
510,000	Duke Energy Corp., 2.650%, 9/01/2026	500,446
130,000	Duke Energy Progress LLC, 1.035%, 3/06/2017(b)	130,082
280,000	Entergy Louisiana LLC, 3.050%, 6/01/2031	287,483
451,000	Exelon Corp., 2.450%, 4/15/2021	460,005
179,000	Exelon Generation Co. LLC, 2.950%, 1/15/2020	184,493
116,000	Exelon Generation Co. LLC, 4.250%, 6/15/2022	124,492
395,000	Fortis, Inc., 2.100%, 10/04/2021, 144A	393,554
188,000	National Rural Utilities Cooperative Finance Corp., (fixed rate to 4/30/2023, variable rate thereafter), 4.750%, 4/30/2043	190,880
280,000	NextEra Energy Capital Holdings, Inc., 1.649%, 9/01/2018	281,106
456,000	NextEra Energy Capital Holdings, Inc., Series F, 2.056%, 9/01/2017	458,474
273,000	Southern Co. (The), 2.750%, 6/15/2020	281,593

		3,889,221

	Finance Companies — 0.5%
617,000	Ares Capital Corp., 3.625%, 1/19/2022	621,019
228,000	FS Investment Corp., 4.750%, 5/15/2022	234,244

		855,263

	Food & Beverage — 0.4%
9,000	Anheuser-Busch Cos. LLC, 5.000%, 3/01/2019	9,753
158,000	Coca-Cola Co. (The), 3.300%, 9/01/2021	170,434
340,000	Flowers Foods, Inc., 3.500%, 10/01/2026	339,263
175,000	Hershey Co. (The), 2.300%, 8/15/2026	173,375

		692,825

	Government Owned – No Guarantee — 1.2%
397,000	Ecopetrol S.A., 5.875%, 9/18/2023	428,264
775,000	Petroleos Mexicanos, 4.625%, 9/21/2023, 144A	776,085
780,000	Sinopec Group Overseas Development 2016 Ltd., 1.750%, 9/29/2019, 144A	774,789

		1,979,138

	Health Insurance — 0.4%
695,000	Aetna, Inc., 1.700%, 6/07/2018	697,214

See accompanying notes to financial statements.

41  |

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Intermediate Duration Bond Fund – (continued)

Principal Amount	Description	Value (†)
	Healthcare — 0.6%
$41,000	Agilent Technologies, Inc., 6.500%, 11/01/2017	$43,175
245,000	Express Scripts Holding Co., 3.000%, 7/15/2023	248,845
183,000	Life Technologies Corp., 6.000%, 3/01/2020	204,634
36,000	Quest Diagnostics, Inc., 4.700%, 4/01/2021	39,890
94,000	Quest Diagnostics, Inc., 4.750%, 1/30/2020	102,271
385,000	Thermo Fisher Scientific, Inc., 2.950%, 9/19/2026	382,083

		1,020,898

	Hybrid ARMs — 0.2%
64,056	FHLMC, 2.691%, 1/01/2035(b)	67,772
188,352	FHLMC, 2.946%, 5/01/2036(b)	200,627

		268,399

	Independent Energy — 0.4%
14,000	Anadarko Petroleum Corp., 6.375%, 9/15/2017	14,596
107,000	ConocoPhillips Co., 2.875%, 11/15/2021	109,931
156,000	Devon Energy Corp., 5.850%, 12/15/2025	175,559
179,000	Encana Corp., 6.500%, 5/15/2019	193,300
103,000	Newfield Exploration Co., 5.750%, 1/30/2022	106,347

		599,733

	Industrial Other — 0.4%
245,000	CK Hutchison International 16 Ltd., 2.750%, 10/03/2026, 144A	241,250
440,000	Hutchison Whampoa International 14 Ltd., 1.625%, 10/31/2017, 144A	440,301

		681,551

	Integrated Energy — 0.7%
540,000	BP Capital Markets PLC, 2.112%, 9/16/2021	543,138
340,000	BP Capital Markets PLC, 2.750%, 5/10/2023	345,681
143,000	BP Capital Markets PLC, 3.062%, 3/17/2022	149,794
94,000	Shell International Finance BV, 1.625%, 11/10/2018	94,272

		1,132,885

	Life Insurance — 1.1%
165,000	AIG Global Funding, 1.650%, 12/15/2017, 144A	165,677
402,000	Jackson National Life Global Funding, 3.050%, 4/29/2026, 144A	408,607
371,000	New York Life Global Funding, 1.450%, 12/15/2017, 144A	372,562
286,000	Prudential Financial, Inc., 3.500%, 5/15/2024	299,100
344,000	Reliance Standard Life Global Funding II, 2.150%, 10/15/2018, 144A	346,985
63,000	Unum Group, 5.625%, 9/15/2020	70,334
140,000	Voya Financial, Inc., 3.650%, 6/15/2026	139,371

		1,802,636

	Media Entertainment — 0.6%
95,000	Activision Blizzard, Inc., 2.300%, 9/15/2021, 144A	95,248
112,000	S&P Global, Inc, 3.300%, 8/14/2020	117,570
290,000	S&P Global, Inc., 2.950%, 1/22/2027, 144A	291,543
49,000	Scripps Networks Interactive, Inc., 3.950%, 6/15/2025	51,406
395,000	Viacom, Inc., 3.450%, 10/04/2026	394,886

		950,653

See accompanying notes to financial statements.

|  42

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Intermediate Duration Bond Fund – (continued)

Principal Amount	Description	Value (†)
	Metals & Mining — 0.5%
$125,000	Alcoa, Inc., 6.750%, 7/15/2018	$134,687
164,000	Barrick North America Finance LLC, 4.400%, 5/30/2021	179,647
273,000	Glencore Funding LLC, 2.125%, 4/16/2018, 144A	270,739
31,000	Reliance Steel & Aluminum Co., 4.500%, 4/15/2023	32,401
169,000	Rio Tinto Finance USA PLC, 3.500%, 3/22/2022	182,355

		799,829

	Midstream — 1.0%
116,000	DCP Midstream Operating LP, 4.950%, 4/01/2022	118,175
255,000	Energy Transfer Partners LP, 2.500%, 6/15/2018	256,668
125,000	Energy Transfer Partners LP, 4.650%, 6/01/2021	132,778
246,000	Kinder Morgan Energy Partners LP, 4.150%, 3/01/2022	258,157
255,000	Kinder Morgan, Inc., 5.625%, 11/15/2023, 144A	281,147
117,000	National Fuel Gas Co., 5.200%, 7/15/2025	126,480
125,000	Plains All American Pipeline LP/PAA Finance Corp., 3.650%, 6/01/2022	126,710
160,000	Plains All American Pipeline LP/PAA Finance Corp., 3.850%, 10/15/2023	159,152
45,000	TransCanada PipeLines Ltd., 2.500%, 8/01/2022	45,133
143,000	Williams Partners LP, 3.600%, 3/15/2022	145,484

		1,649,884

	Mortgage Related — 3.3%
5,641	FHLMC, 3.000%, 10/01/2026	5,927
609	FHLMC, 6.500%, 1/01/2024	698
100	FHLMC, 8.000%, 7/01/2025	114
217	FNMA, 6.000%, 9/01/2021	223
247,745	GNMA, 4.285%, 2/20/2063	267,293
467,595	GNMA, 4.329%, 2/20/2063	501,264
198,923	GNMA, 4.483%, 10/20/2062	213,438
438,458	GNMA, 4.501%, 4/20/2063	471,948
253,140	GNMA, 4.508%, 4/20/2063	272,490
279,285	GNMA, 4.511%, 5/20/2062	296,033
218,574	GNMA, 4.514%, 5/20/2062	231,354
245,131	GNMA, 4.560%, 3/20/2063	263,939
233,734	GNMA, 4.561%, 3/20/2062	247,357
282,036	GNMA, 4.571%, 2/20/2063	301,911
161,377	GNMA, 4.586%, 7/20/2062	171,998
204,897	GNMA, 4.595%, 6/20/2062	216,863
423,371	GNMA, 4.624%, 11/20/2064	450,261
233,197	GNMA, 4.683%, 8/20/2061	242,382
581,300	GNMA, 4.687%, 5/20/2064	657,457
1,969	GNMA, 6.500%, 12/15/2023	2,270
306	GNMA, 8.500%, 9/15/2022	311
840	GNMA, 9.500%, 1/15/2019	892
489,227	Government National Mortgage Association, Series 2015-H09, Class HA, 1.750%, 3/20/2065	489,673

		5,306,096

See accompanying notes to financial statements.

43  |

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Intermediate Duration Bond Fund – (continued)

Principal Amount	Description	Value (†)
	Natural Gas — 0.1%
$107,000	NiSource Finance Corp., 6.125%, 3/01/2022	$127,673

	Non-Agency Commercial Mortgage-Backed Securities — 9.2%
33,483	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2007-5, Class A4, 5.492%, 2/10/2051	34,258
491,600	CFCRE Commercial Mortgage Trust, Series 2016-C3, Class A3, 3.865%, 1/10/2048	540,907
361,996	CFCRE Commercial Mortgage Trust, Series 2016-C4, Class A4, 3.283%, 5/10/2058	380,316
992,138	Citigroup Commercial Mortgage Trust, Series 2016-GC37, Class A4, 3.314%, 4/10/2049	1,053,170
295,000	Citigroup Commercial Mortgage Trust, Series 2016-P4, Class A2, 2.450%, 7/10/2049	302,467
435,000	Commercial Mortgage Pass Through Certificates, Series 2012-LTRT, Class A2, 3.400%, 10/05/2030, 144A	452,372
263,676	Commercial Mortgage Pass Through Certificates, Series 2013-CR8, Class A5, 3.612%, 6/10/2046(b)	285,927
84,913	Commercial Mortgage Pass Through Certificates, Series 2014-CR14, Class A2, 3.147%, 2/10/2047	87,023
232,393	Commercial Mortgage Pass Through Certificates, Series 2014-CR15, Class A2, 2.928%, 2/10/2047	239,043
205,578	Commercial Mortgage Pass Through Certificates, Series 2014-CR16, Class ASB, 3.653%, 4/10/2047	221,197
478,193	Commercial Mortgage Pass Through Certificates, Series 2014-LC17, Class A3, 3.723%, 10/10/2047	508,868
730,000	Commercial Mortgage Pass Through Certificates, Series 2014-TWC, Class A, 1.377%, 2/13/2032, 144A(b)	728,342
804,436	Commercial Mortgage Pass Through Certificates, Series 2016-DC2, Class A5, 3.765%, 2/10/2049	881,432
226,424	Credit Suisse Mortgage Capital Certificates, Series 2007-C3, Class A4, 5.881%, 6/15/2039(b)	228,786
153,683	Credit Suisse Mortgage Capital Certificates, Series 2007-C4, Class A4, 6.134%, 9/15/2039(b)	157,174
308,963	Credit Suisse Mortgage Capital Certificates, Series 2007-C5, Class A4, 5.695%, 9/15/2040(b)	316,050
84,913	CSAIL Commercial Mortgage Trust, Series 2015-C4, Class ASB, 3.617%, 11/15/2048	91,358
222,006	GP Portfolio Trust, Series 2014-GPP, Class A, 1.474%, 2/15/2027, 144A(b)	221,651
228,914	Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class A4, 5.736%, 12/10/2049	234,962
203,942	Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A4, 5.444%, 3/10/2039	204,242
340,000	GS Mortgage Securities Corp. Trust, Series 2013-PEMB, Class A, 3.668%, 3/05/2033, 144A(b)	354,829
875,844	GS Mortgage Securities Trust, Series 2007-GG10, Class A4, 5.988%, 8/10/2045(b)	889,058
236,862	GS Mortgage Securities Trust, Series 2014-GC20, Class A3, 3.680%, 4/10/2047	251,695

See accompanying notes to financial statements.

|  44

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Intermediate Duration Bond Fund – (continued)

Principal Amount	Description	Value (†)
	Non-Agency Commercial Mortgage-Backed Securities — continued
$344,622	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-LD11, Class A4, 5.940%, 6/15/2049(b)	$349,364
88,049	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-LDPX, Class A3, 5.420%, 1/15/2049	88,705
120,665	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2014-C19, Class ASB, 3.584%, 4/15/2047	129,835
313,755	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2014-FL5, Class A, 1.504%, 7/15/2031, 144A(b)	313,618
520,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2015-SGP, Class A, 2.224%, 7/15/2036, 144A(b)	522,930
276,271	Merrill Lynch Mortgage Trust, Series 2007-C1, Class A4, 6.008%, 6/12/2050(b)	280,992
389,059	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-5, Class A4, 5.378%, 8/12/2048	390,944
211,835	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-6, Class A4, 5.485%, 3/12/2051(b)	213,962
263,676	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C14, Class A3, 3.669%, 2/15/2047	280,965
129,604	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C22, Class A4, 3.306%, 4/15/2048	138,137
701,647	Morgan Stanley Capital I Trust, Series 2007-IQ14, Class A4, 5.692%, 4/15/2049(b)	709,284
185,000	SCG Trust, Series 2013-SRP1, Class B, 3.024%, 11/15/2026, 144A(b)	178,739
505,000	UBS-Barclays Commercial Mortgage Trust, Series 2012-TFT, Class A, 2.892%, 6/05/2030, 144A	510,114
366,465	Wachovia Bank Commercial Mortgage Trust, Series 2007-C32, Class A3, 5.889%, 6/15/2049(b)	372,496
376,025	Wachovia Bank Commercial Mortgage Trust, Series 2007-C34, Class A3, 5.678%, 5/15/2046	382,886
201,109	Wells Fargo Commercial Mortgage Trust, Series 2016-C33, Class A4, 3.426%, 3/15/2059	214,942
290,000	Wells Fargo Commercial Mortgage Trust, Series 2016-C35, Class A2, 2.495%, 7/15/2048	298,781
224,134	WFCG Commercial Mortgage Trust, Series 2015-BXRP, Class A, 1.646%, 11/15/2029, 144A(b)	221,092
178,764	WFRBS Commercial Mortgage Trust, Series 2004-C19, Class A3, 3.660%, 3/15/2047	189,807
348,589	WFRBS Commercial Mortgage Trust, Series 2014-C20, Class ABS, 3.638%, 5/15/2047	375,868

		14,828,588

	Oil Field Services — 0.2%
65,000	Nabors Industries, Inc., 4.625%, 9/15/2021	61,254
143,000	Oceaneering International, Inc., 4.650%, 11/15/2024	144,101
89,000	Rowan Cos., Inc., 5.000%, 9/01/2017	89,556
54,000	Schlumberger Holdings Corp., 3.625%, 12/21/2022, 144A	57,886

		352,797

See accompanying notes to financial statements.

45  |

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Intermediate Duration Bond Fund – (continued)

Principal Amount	Description	Value (†)
	Pharmaceuticals — 0.9%
$22,000	Amgen, Inc., 2.200%, 5/22/2019	$22,409
147,000	Eli Lilly & Co., 1.950%, 3/15/2019	149,541
215,000	Gilead Sciences, Inc., 2.500%, 9/01/2023	217,279
259,000	Mylan, Inc., 4.200%, 11/29/2023	271,034
775,000	Shire Acquisitions Investments Ireland Designated Activity Co., 1.900%, 9/23/2019	774,602

		1,434,865

	Property & Casualty Insurance — 0.4%
245,000	Berkshire Hathaway Finance Corp., 1.300%, 8/15/2019	245,414
355,000	Old Republic International Corp., 3.875%, 8/26/2026	354,376

		599,790

	Railroads — 0.5%
255,000	Canadian National Railway Co., 1.450%, 12/15/2016	255,152
206,000	CSX Corp., 3.700%, 10/30/2020	220,169
27,000	CSX Corp., 6.150%, 5/01/2037	35,162
215,000	Union Pacific Corp., 3.646%, 2/15/2024	234,845

		745,328

	REITs – Health Care — 0.6%
478,000	HCP, Inc., 4.000%, 12/01/2022	505,141
31,000	Healthcare Realty Trust, Inc., 3.750%, 4/15/2023	31,791
385,000	Ventas Realty LP, 3.250%, 10/15/2026	388,598

		925,530

	REITs – Single Tenant — 0.1%
179,000	Realty Income Corp., 5.875%, 3/15/2035	220,212

	Retailers — 0.8%
335,000	El Puerto de Liverpool SAB de CV, 3.875%, 10/06/2026, 144A	330,645
220,000	Home Depot, Inc. (The), 2.125%, 9/15/2026	216,148
143,000	Ross Stores, Inc., 3.375%, 9/15/2024	152,041
380,000	TJX Cos., Inc. (The), 2.250%, 9/15/2026	373,797
180,000	Walgreens Boots Alliance, Inc., 2.600%, 6/01/2021	184,206

		1,256,837

	Sovereigns — 0.3%
455,000	Republic of Turkey, 5.625%, 3/30/2021	484,575

	Supermarkets — 0.3%
545,000	Kroger Co. (The), 2.650%, 10/15/2026	540,930

	Technology — 1.4%
49,000	Apple, Inc., 2.700%, 5/13/2022	51,203
139,000	Apple, Inc., 2.850%, 2/23/2023	146,327
170,000	Diamond 1 Finance Corp./Diamond 2 Finance Corp., 6.020%, 6/15/2026, 144A	186,372
114,000	Hewlett Packard Enterprise Co., 4.400%, 10/15/2022, 144A	121,559
120,000	Hewlett Packard Enterprise Co., 4.900%, 10/15/2025, 144A	128,077
246,000	HP, Inc., 4.300%, 6/01/2021	266,065
72,000	Ingram Micro, Inc., 4.950%, 12/15/2024	72,862
280,000	Intel Corp., 2.600%, 5/19/2026	285,248

See accompanying notes to financial statements.

|  46

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Intermediate Duration Bond Fund – (continued)

Principal Amount	Description	Value (†)
	Technology — continued
$89,000	Jabil Circuit, Inc., 5.625%, 12/15/2020	$96,120
22,000	Jabil Circuit, Inc., 8.250%, 3/15/2018	23,951
36,000	KLA-Tencor Corp., 4.125%, 11/01/2021	38,746
770,000	Pitney Bowes, Inc., 3.375%, 10/01/2021	769,630
67,000	Xerox Corp., 2.800%, 5/15/2020	66,620
89,000	Xerox Corp., 6.350%, 5/15/2018	94,513

		2,347,293

	Tobacco — 0.0%
31,000	Philip Morris International, Inc., 2.900%, 11/15/2021	32,535
5,000	Philip Morris International, Inc., 5.650%, 5/16/2018	5,347

		37,882

	Transportation Services — 0.3%
430,000	TTX Co., 2.600%, 6/15/2020, 144A	438,406

	Treasuries — 26.1%
385,000	U.S. Treasury Note, 0.750%, 7/15/2019	383,752
775,000	U.S. Treasury Note, 0.750%, 8/15/2019	772,305
1,585,000	U.S. Treasury Note, 0.875%, 9/15/2019	1,584,938
2,350,900	U.S. Treasury Note, 1.125%, 2/28/2021	2,352,369
3,735,000	U.S. Treasury Note, 1.125%, 7/31/2021	3,729,603
4,730,000	U.S. Treasury Note, 1.125%, 8/31/2021	4,725,194
661,400	U.S. Treasury Note, 1.250%, 3/31/2021	664,862
5,966,200	U.S. Treasury Note, 1.375%, 1/31/2021	6,031,458
1,395,000	U.S. Treasury Note, 1.375%, 5/31/2021	1,410,094
1,790,000	U.S. Treasury Note, 1.375%, 6/30/2023	1,786,853
5,191,000	U.S. Treasury Note, 1.500%, 8/15/2026	5,140,507
3,771,900	U.S. Treasury Note, 1.625%, 6/30/2020	3,854,116
925,000	U.S. Treasury Note, 1.625%, 5/15/2026	926,229
782,100	U.S. Treasury Note, 1.750%, 4/30/2022	802,019
3,003,200	U.S. Treasury Note, 1.750%, 1/31/2023	3,074,175
2,319,500	U.S. Treasury Note, 1.875%, 8/31/2022	2,393,525
1,805,500	U.S. Treasury Note, 1.875%, 10/31/2022	1,862,698
728,500	U.S. Treasury Note, 2.000%, 11/15/2021	756,900

		42,251,597

	Wireless — 0.3%
385,000	Crown Castle International Corp., 4.875%, 4/15/2022	429,467

	Wirelines — 0.5%
429,000	AT&T, Inc., 3.600%, 2/17/2023	452,206
400,000	Deutsche Telekom International Finance BV, 1.500%, 9/19/2019, 144A	399,856

		852,062

	Total Non-Convertible Bonds (Identified Cost $154,018,415)	155,342,664

See accompanying notes to financial statements.

47  |

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Intermediate Duration Bond Fund – (continued)

Principal Amount	Description	Value (†)
Municipals — 0.2%
	New Jersey — 0.2%
$275,000	New Jersey Economic Development Authority Revenue, School Facilities Construction, Refunding, Series QQ, 1.802%, 6/15/2017 (Identified Cost $275,000)	$276,326

	Total Bonds and Notes (Identified Cost $154,293,415)	155,618,990

Short-Term Investments — 3.7%
6,065,192	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2016 at 0.030% to be repurchased at $6,065,207 on 10/03/2016 collateralized by $5,005,000 U.S. Treasury Note, 2.500% due 8/15/2023 valued at $5,399,144; $795,000 U.S. Treasury Note, 0.750% due 9/30/2018 valued at $795,000 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $6,065,192)	6,065,192

	Total Investments — 99.9% (Identified Cost $160,358,607)(a)	161,684,182
	Other assets less liabilities — 0.1%	129,342

	Net Assets — 100.0%	$161,813,524

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
	At September 30, 2016, the net unrealized appreciation on investments based on a cost of $160,672,016 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$1,769,978
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(757,812)

	Net unrealized appreciation	$1,012,166

(b)	Variable rate security. Rate as of September 30, 2016 is disclosed.
(c)	Fair valued by the Fund’s adviser. At September 30, 2016, the value of this security amounted to $23,756 or less than 0.1% of net assets.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2016, the value of Rule 144A holdings amounted to $32,103,749 or 19.8% of net assets.
ABS	Asset-Backed Securities
ARMs	Adjustable Rate Mortgages
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GMTN	Global Medium Term Note
GNMA	Government National Mortgage Association
MTN	Medium Term Note
REITs	Real Estate Investment Trusts

See accompanying notes to financial statements.

|  48

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Intermediate Duration Bond Fund – (continued)

Industry Summary at September 30, 2016

Treasuries	26.1%
Banking	15.1
Non-Agency Commercial Mortgage-Backed Securities	9.2
ABS Car Loan	7.2
Agency Commercial Mortgage-Backed Securities	4.5
Mortgage Related	3.3
Electric	2.4
ABS Credit Card	2.0
Other Investments, less than 2% each	26.4
Short-Term Investments	3.7

Total Investments	99.9
Other assets less liabilities	0.1

Net Assets	100.0%

See accompanying notes to financial statements.

49  |

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Limited Term Government and Agency Fund

Principal Amount	Description	Value (†)
Bonds and Notes — 98.1% of Net Assets
	ABS Car Loan — 1.4%
$1,550,000	Avis Budget Rental Car Funding AESOP LLC, Series 2016-1A, Class A, 2.990%, 6/20/2022, 144A	$1,588,291
2,210,666	CPS Auto Receivables Trust, Series 2015-C, Class A, 1.770%, 6/17/2019, 144A	2,217,010
2,695,000	Credit Acceptance Auto Loan Trust, Series 2014-2A, Class A, 1.880%, 3/15/2022, 144A	2,700,192
1,825,000	Credit Acceptance Auto Loan Trust, Series 2016-2A, Class A, 2.420%, 11/15/2023, 144A	1,834,738
478,949	First Investors Auto Owner Trust, Series 2014-1A, Class A3, 1.490%, 1/15/2020, 144A	479,113
3,500,000	NextGear Floorplan Master Owner Trust, Series 2014-1A, Class A, 1.920%, 10/15/2019, 144A	3,490,573
725,000	NextGear Floorplan Master Owner Trust, Series 2016-1A, Class A2, 2.740%, 4/15/2021, 144A	725,688

		13,035,605

	ABS Home Equity — 0.7%
2,462,863	Home Partners of America Trust, Series 2016-1, Class A, 2.181%, 3/17/2033, 144A(b)	2,478,842
2,148,185	Mill City Mortgage Trust, Series 2015-1, Class A1, 2.230%, 6/25/2056, 144A(b)	2,151,174
1,820,096	Towd Point Mortgage Trust, Series 2015-2, Class 1AE2, 2.750%, 11/25/2060, 144A(b)	1,842,568

		6,472,584

	ABS Student Loan — 0.0%
400,000	SoFi Professional Loan Program, Series 2016-D, Class A1, 1.600%, 1/25/2039, 144A(b)	400,000

	Agency Commercial Mortgage-Backed Securities — 17.5%
6,835,078	Federal National Mortgage Association, Series 2015-M17, Class FA, 1.397%, 11/25/2022(b)	6,855,943
1,000,000	Federal National Mortgage Association, Series 2016-M3, Class ASQ2, 2.263%, 2/25/2023	1,023,941
6,000,000	FHLMC Multifamily Structured Pass Through Certificates, Series K006, Class A2, 4.251%, 1/25/2020	6,496,807
4,305,000	FHLMC Multifamily Structured Pass Through Certificates, Series K014, Class A2, 3.871%, 4/25/2021	4,708,702
4,000,000	FHLMC Multifamily Structured Pass Through Certificates, Series K015, Class A2, 3.230%, 7/25/2021	4,280,541
6,625,000	FHLMC Multifamily Structured Pass Through Certificates, Series K017, Class A2, 2.873%, 12/25/2021	7,003,968
3,508,587	FHLMC Multifamily Structured Pass Through Certificates, Series K703, Class A2, 2.699%, 5/25/2018	3,582,093
693,427	FHLMC Multifamily Structured Pass Through Certificates, Series K704, Class A2, 2.412%, 8/25/2018	706,327
2,590,000	FHLMC Multifamily Structured Pass Through Certificates, Series K706, Class A2, 2.323%, 10/25/2018	2,639,299

See accompanying notes to financial statements.

|  50

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Limited Term Government and Agency Fund – (continued)

Principal Amount	Description	Value (†)
	Agency Commercial Mortgage-Backed Securities — continued
$7,896,503	FHLMC Multifamily Structured Pass Through Certificates, Series K708, Class A2, 2.130%, 1/25/2019	$8,030,295
34,370,000	FHLMC Multifamily Structured Pass Through Certificates, Series K711, Class A2, 1.730%, 7/25/2019	34,744,420
5,040,000	FHLMC Multifamily Structured Pass Through Certificates, Series KABM, Class A, 1.225%, 9/25/2022(b)	5,045,945
1,774,943	FHLMC Multifamily Structured Pass Through Certificates, Series KF06, Class A, 0.855%, 11/25/2021(b)	1,771,607
12,048,953	FHLMC Multifamily Structured Pass Through Certificates, Series KF14, Class A, 1.175%, 1/25/2023(b)	12,056,521
5,057,865	FHLMC Multifamily Structured Pass Through Certificates, Series KJ04, Class A1, 1.376%, 10/25/2020	5,060,538
19,300,000	FHLMC Multifamily Structured Pass Through Certificates, Series KLH2, Class A, 1.225%, 11/25/2022(b)	19,324,183
26,135,000	FHLMC Multifamily Structured Pass Through Certificates, Series KP03, Class A2, 1.780%, 7/25/2019	26,375,581
216,741	Government National Mortgage Association, Series 2003-72, Class Z, 5.247%, 11/16/2045(b)	236,368
192,529	Government National Mortgage Association, Series 2003-88, Class Z, 4.879%, 3/16/2046(b)	209,133
11,362,046	Government National Mortgage Association, Series 2013-52, Class KX, 3.534%, 8/16/2051(b)	11,781,022

		161,933,234

	Collateralized Mortgage Obligations — 14.4%
99,136	Federal Home Loan Mortgage Corp., REMIC, Series 1500, Class FD, 1.210%, 5/15/2023(b)(c)	94,823
65,794	Federal Home Loan Mortgage Corp., REMIC, Series 1552, Class I, 0.910%, 8/15/2023(b)(c)	64,032
253,696	Federal Home Loan Mortgage Corp., REMIC, Series 2131, Class ZB, 6.000%, 3/15/2029(c)	276,662
36,249	Federal Home Loan Mortgage Corp., REMIC, Series 2646, Class FM, 0.924%, 11/15/2032(b)(c)	35,544
1,010,675	Federal Home Loan Mortgage Corp., REMIC, Series 2874, Class BC, 5.000%, 10/15/2019	1,049,407
1,662,043	Federal Home Loan Mortgage Corp., REMIC, Series 2931, Class DE, 4.000%, 2/15/2020	1,694,112
1,862,864	Federal Home Loan Mortgage Corp., REMIC, Series 2978, Class JG, 5.500%, 5/15/2035	2,106,332
2,896,940	Federal Home Loan Mortgage Corp., REMIC, Series 3036, Class NE, 5.000%, 9/15/2035	3,219,979
375,492	Federal Home Loan Mortgage Corp., REMIC, Series 3057, Class PE, 5.500%, 11/15/2034(c)	373,335
3,126,744	Federal Home Loan Mortgage Corp., REMIC, Series 3412, Class AY, 5.500%, 2/15/2038	3,387,838
2,053,249	Federal Home Loan Mortgage Corp., REMIC, Series 3561, Class W, 3.287%, 6/15/2048(b)	2,021,516

See accompanying notes to financial statements.

51  |

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Limited Term Government and Agency Fund – (continued)

Principal Amount	Description	Value (†)
	Collateralized Mortgage Obligations — continued
$2,412,367	Federal Home Loan Mortgage Corp., REMIC, Series 3620, Class AT, 4.265%, 12/15/2036(b)	$2,539,793
864,469	Federal Home Loan Mortgage Corp., REMIC, Series 4212, Class FW, 2.624%, 6/15/2043(b)	850,702
1,881,772	Federal National Mortgage Association, REMIC, Series 2003-48, Class GH, 5.500%, 6/25/2033	2,150,590
67,620	Federal National Mortgage Association, REMIC, Series 1992-162, Class FB, 1.470%, 9/25/2022(b)(c)	66,624
63,703	Federal National Mortgage Association, REMIC, Series 1994-42, Class FD, 1.070%, 4/25/2024(b)(c)	62,108
19,066	Federal National Mortgage Association, REMIC, Series 2002-W10, Class A7, 4.034%, 8/25/2042(b)(c)	19,778
1,054,378	Federal National Mortgage Association, REMIC, Series 2005-100, Class BQ, 5.500%, 11/25/2025	1,160,461
436,099	Federal National Mortgage Association, REMIC, Series 2005-33, Class QD, 5.000%, 1/25/2034(c)	436,062
1,174,444	Federal National Mortgage Association, REMIC, Series 2007-73, Class A1, 0.585%, 7/25/2037(b)	1,151,430
2,288,457	Federal National Mortgage Association, REMIC, Series 2008-86, Class LA, 3.496%, 8/25/2038(b)	2,446,529
5,412,360	Federal National Mortgage Association, REMIC, Series 2013-67, Class NF, 1.525%, 7/25/2043(b)	5,253,004
48,479	Federal National Mortgage Association, REMIC, Series G93-19, Class FD, 1.050%, 4/25/2023(b)(c)	47,266
11,585	FHLMC Structured Pass Through Securities, Series T-60, Class 2A1, 3.479%, 3/25/2044(b)(c)	12,377
877,555	FHLMC Structured Pass Through Securities, Series T-62, Class 1A1, 1.689%, 10/25/2044(b)	895,659
1,359,521	Government National Mortgage Association, Series 2010-H20, Class AF, 0.824%, 10/20/2060(b)	1,347,611
1,209,951	Government National Mortgage Association, Series 2010-H24, Class FA, 0.844%, 10/20/2060(b)	1,199,816
1,112,470	Government National Mortgage Association, Series 2011-H06, Class FA, 0.944%, 2/20/2061(b)	1,107,858
1,973,751	Government National Mortgage Association, Series 2012-124, Class HT, 7.221%, 7/20/2032(b)	2,244,105
3,400,821	Government National Mortgage Association, Series 2012-H15, Class FA, 0.944%, 5/20/2062(b)	3,401,050
1,250,509	Government National Mortgage Association, Series 2012-H18, Class NA, 1.014%, 8/20/2062(b)	1,248,508
6,272,755	Government National Mortgage Association, Series 2012-H29, Class HF, 0.994%, 10/20/2062(b)	6,264,996
5,641,265	Government National Mortgage Association, Series 2013-H02, Class GF, 0.994%, 12/20/2062(b)	5,636,306
4,796,689	Government National Mortgage Association, Series 2013-H08, Class FA, 0.844%, 3/20/2063(b)	4,757,129
3,651,120	Government National Mortgage Association, Series 2013-H10, Class FA, 0.894%, 3/20/2063(b)	3,631,166

See accompanying notes to financial statements.

|  52

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Limited Term Government and Agency Fund – (continued)

Principal Amount	Description	Value (†)
	Collateralized Mortgage Obligations — continued
$12,020,528	Government National Mortgage Association, Series 2013-H22, Class FT, 1.180%, 4/20/2063(b)	$12,130,546
6,946,284	Government National Mortgage Association, Series 2014-H14, Class FA, 0.994%, 7/20/2064(b)	6,906,075
4,833,105	Government National Mortgage Association, Series 2014-H15, Class FA, 0.994%, 7/20/2064(b)	4,801,946
10,631,136	Government National Mortgage Association, Series 2015-H10, Class JA, 2.250%, 4/20/2065	10,640,703
3,031,163	Government National Mortgage Association, Series 2015-H11, Class FA, 0.744%, 4/20/2065(b)	3,013,817
6,903,969	Government National Mortgage Association, Series 2015-H19, Class FH, 0.794%, 7/20/2065(b)	6,883,130
2,250,154	Government National Mortgage Association, Series 2015-H29, Class FA, 1.194%, 10/20/2065(b)	2,251,166
1,427,732	Government National Mortgage Association, Series 2015-H30, Class FA, 1.174%, 8/20/2061(b)	1,426,910
7,034,594	Government National Mortgage Association, Series 2016-H06, Class FC, 1.414%, 2/20/2066(b)	7,085,553
4,896,383	Government National Mortgage Association, Series 2016-H10, Class FJ, 1.123%, 4/20/2066(b)	4,894,635
8,960,000	Government National Mortgage Association, Series 2016-H19, Class FJ, 0.924%, 9/20/2063(b)	8,915,259
374,713	NCUA Guaranteed Notes, Series 2010-A1, Class A, 0.863%, 12/07/2020(b)	373,858
874,440	NCUA Guaranteed Notes, Series 2010-R1, Class 1A, 0.969%, 10/07/2020(b)	876,142
1,361,770	NCUA Guaranteed Notes, Series 2010-R3, Class 1A, 1.079%, 12/08/2020(b)	1,364,132
89,325	NCUA Guaranteed Notes, Series 2010-R3, Class 2A, 1.079%, 12/08/2020(b)	89,511

		133,907,891

	Government Sponsored — 1.5%
13,510,000	Federal Home Loan Bank, 1.000%, 9/26/2019	13,498,165

	Hybrid ARMs — 11.2%
729,415	FHLMC, 2.618%, 4/01/2036(b)	757,205
969,446	FHLMC, 2.643%, 6/01/2037(b)	1,005,461
328,308	FHLMC, 2.667%, 9/01/2038(b)	347,246
1,742,190	FHLMC, 2.681%, 2/01/2036(b)	1,845,277
1,122,811	FHLMC, 2.694%, 9/01/2038(b)	1,182,525
5,721,909	FHLMC, 2.709%, 3/01/2037(b)	6,048,926
2,187,430	FHLMC, 2.720%, 7/01/2033(b)	2,315,794
3,565,684	FHLMC, 2.721%, 2/01/2036(b)	3,749,812
1,368,552	FHLMC, 2.754%, 9/01/2038(b)	1,448,444
880,269	FHLMC, 2.765%, 4/01/2037(b)	931,170
665,119	FHLMC, 2.798%, 11/01/2038(b)	704,811
895,565	FHLMC, 2.907%, 11/01/2038(b)	947,070
1,555,806	FHLMC, 2.921%, 3/01/2036(b)	1,646,566
2,553,083	FHLMC, 2.927%, 9/01/2035(b)	2,708,766
579,986	FHLMC, 2.964%, 2/01/2035(b)	611,893
2,642,512	FHLMC, 2.975%, 4/01/2037(b)	2,793,474
633,819	FHLMC, 3.001%, 12/01/2034(b)	671,570

See accompanying notes to financial statements.

53  |

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Limited Term Government and Agency Fund – (continued)

Principal Amount	Description	Value (†)
	Hybrid ARMs — continued
$1,562,839	FHLMC, 3.009%, 3/01/2038(b)	$1,657,496
708,191	FHLMC, 3.207%, 3/01/2037(b)	752,103
139,694	FHLMC, 3.460%, 12/01/2037(b)	145,074
243,818	FNMA, 2.423%, 2/01/2037(b)	253,565
1,938,069	FNMA, 2.436%, 7/01/2035(b)	2,021,048
1,336,146	FNMA, 2.527%, 1/01/2036(b)	1,417,199
737,120	FNMA, 2.543%, 10/01/2033(b)	778,893
2,785,555	FNMA, 2.625%, 11/01/2033(b)	2,923,244
2,021,414	FNMA, 2.629%, 10/01/2033(b)	2,141,004
540,389	FNMA, 2.634%, 11/01/2035(b)	571,095
750,612	FNMA, 2.637%, 12/01/2034(b)	789,580
4,695,777	FNMA, 2.649%, 4/01/2034(b)	4,956,185
662,131	FNMA, 2.660%, 9/01/2034(b)	696,355
3,543,903	FNMA, 2.689%, 7/01/2035(b)	3,733,579
3,261,561	FNMA, 2.695%, 4/01/2037(b)	3,426,305
1,127,951	FNMA, 2.703%, 9/01/2036(b)	1,183,480
1,422,887	FNMA, 2.738%, 6/01/2036(b)	1,513,233
6,094,172	FNMA, 2.748%, 10/01/2034(b)	6,438,710
1,927,283	FNMA, 2.751%, 4/01/2037(b)	2,037,170
342,277	FNMA, 2.762%, 4/01/2033(b)	360,589
4,873,130	FNMA, 2.763%, 9/01/2037(b)	5,127,103
1,449,940	FNMA, 2.801%, 6/01/2033(b)	1,532,071
879,187	FNMA, 2.806%, 2/01/2037(b)	929,222
4,104,049	FNMA, 2.807%, 6/01/2037(b)	4,359,536
1,881,253	FNMA, 2.840%, 8/01/2035(b)	1,982,498
1,394,468	FNMA, 2.842%, 4/01/2034(b)	1,470,888
1,112,324	FNMA, 2.873%, 5/01/2035(b)	1,184,657
481,983	FNMA, 2.905%, 8/01/2035(b)	510,098
1,139,343	FNMA, 2.906%, 8/01/2034(b)	1,211,001
4,898,447	FNMA, 2.912%, 3/01/2037(b)	5,174,969
512,240	FNMA, 2.915%, 8/01/2038(b)	533,554
1,604,810	FNMA, 2.924%, 2/01/2047(b)	1,685,814
311,729	FNMA, 2.932%, 8/01/2033(b)	330,817
3,104,522	FNMA, 2.938%, 9/01/2037(b)	3,279,677
498,151	FNMA, 2.977%, 8/01/2036(b)	529,421
744,485	FNMA, 3.011%, 7/01/2041(b)	777,882
3,948,882	FNMA, 3.039%, 7/01/2037(b)	4,174,272
1,453,104	FNMA, 3.723%, 6/01/2035(b)	1,537,895

		103,843,292

	Mortgage Related — 18.2%
115,185	FHLMC, 3.000%, 10/01/2026	121,030
830,393	FHLMC, 4.000%, with various maturities from 2024 to 2042(d)	889,097
616,031	FHLMC, 4.500%, with various maturities from 2025 to 2034(d)	659,403
257,778	FHLMC, 5.500%, 10/01/2023	278,862
21,376	FHLMC, 6.000%, 11/01/2019	22,353
388,761	FHLMC, 6.500%, with various maturities from 2017 to 2034(d)	462,647
444	FHLMC, 7.500%, 6/01/2026	508

See accompanying notes to financial statements.

|  54

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Limited Term Government and Agency Fund – (continued)

Principal Amount	Description	Value (†)
	Mortgage Related — continued
$1,016	FHLMC, 10.000%, 7/01/2019	$1,068
17,118	FHLMC, 11.500%, 4/01/2020	17,378
184,299	FNMA, 3.000%, 3/01/2042	192,982
2,273,646	FNMA, 5.000%, with various maturities from 2037 to 2038(d)	2,554,052
1,231,376	FNMA, 5.500%, with various maturities from 2018 to 2033(d)	1,366,694
1,651,014	FNMA, 6.000%, with various maturities from 2017 to 2022(d)	1,794,481
233,281	FNMA, 6.500%, with various maturities from 2017 to 2037(d)	271,982
13,309	FNMA, 7.000%, 12/01/2022	13,345
91,131	FNMA, 7.500%, with various maturities from 2017 to 2032(d)	104,598
4,336,123	GNMA, 2.208%, 2/20/2061(b)	4,521,165
3,232,773	GNMA, 2.339%, 2/20/2063(b)	3,388,302
4,385,572	GNMA, 2.626%, 3/20/2063(b)	4,633,273
1,261,976	GNMA, 2.724%, 6/20/2065(b)	1,348,568
1,210,219	GNMA, 2.730%, 5/20/2065(b)	1,294,990
2,445,643	GNMA, 2.822%, 2/20/2063(b)	2,594,125
3,551,932	GNMA, 4.427%, 6/20/2063	3,854,579
1,948,674	GNMA, 4.444%, 3/20/2063	2,096,102
1,907,628	GNMA, 4.463%, 2/20/2063	2,041,135
4,148,796	GNMA, 4.485%, 2/20/2062	4,378,834
4,816,485	GNMA, 4.489%, 10/20/2065	5,458,652
4,374,273	GNMA, 4.531%, 12/20/2061	4,610,692
6,853,370	GNMA, 4.542%, 12/20/2062	7,342,516
16,544,009	GNMA, 4.550%, 12/20/2061	17,444,170
1,959,476	GNMA, 4.561%, 3/20/2062	2,073,678
11,545,510	GNMA, 4.590%, 11/20/2062	12,339,444
1,388,086	GNMA, 4.594%, 4/20/2063	1,499,740
4,094,189	GNMA, 4.595%, 6/20/2062	4,333,277
2,927,424	GNMA, 4.605%, with various maturities from 2063 to 2066(d)	3,279,994
1,203,793	GNMA, 4.608%, 8/20/2061	1,261,499
1,712,536	GNMA, 4.632%, 3/20/2062	1,810,351
1,846,024	GNMA, 4.634%, 3/20/2064	2,063,485
2,147,848	GNMA, 4.651%, 11/20/2063	2,397,994
450,104	GNMA, 4.659%, 1/20/2064	503,498
6,964,075	GNMA, 4.667%, 2/20/2062	7,366,325
8,263,251	GNMA, 4.683%, 8/20/2061	8,588,712
3,384,024	GNMA, 4.686%, 2/20/2062	3,564,018
1,913,903	GNMA, 4.687%, 5/20/2064	2,164,647
1,397,257	GNMA, 4.699%, 6/20/2061	1,445,477
7,166,717	GNMA, 4.700%, with various maturities in 2061(d)	7,485,738
1,436,100	GNMA, 4.717%, 3/20/2061	1,492,528
1,293,394	GNMA, 4.755%, 8/20/2062	1,365,710
582,287	GNMA, 5.082%, 4/20/2061	614,393
18,371	GNMA, 6.000%, 12/15/2031	21,462
80,605	GNMA, 6.500%, 5/15/2031	97,180
75,702	GNMA, 7.000%, 10/15/2028	84,167
4,312,989	Government National Mortgage Association, Series 2015-H04, Class FL, 0.964%, 2/20/2065(b)	4,281,786

See accompanying notes to financial statements.

55  |

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Limited Term Government and Agency Fund – (continued)

Principal Amount	Description	Value (†)
	Mortgage Related — continued
$5,629,379	Government National Mortgage Association, Series 2015-H05, Class FA, 0.794%, 4/20/2061(b)	$5,587,691
13,069,884	Government National Mortgage Association, Series 2015-H09, Class HA, 1.750%, 3/20/2065	13,081,801
6,560,540	Government National Mortgage Association, Series 2015-H12, Class FL, 0.724%, 5/20/2065(b)	6,484,784

		169,046,962

	Non-Agency Commercial Mortgage-Backed Securities — 5.9%
636,349	A10 Securitization LLC, Series 2014-1, Class A1, 1.720%, 4/15/2033, 144A	633,516
2,482,346	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2007-2, Class A4, 5.791%, 4/10/2049(b)	2,495,375
313,904	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2007-5, Class A4, 5.492%, 2/10/2051	321,167
3,445,000	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2016-ASHF, Class A, 2.424%, 12/15/2033, 144A(b)	3,485,834
478,172	Barclays Commercial Mortgage Securities, Series 2015-RRI, Class A, 1.674%, 5/15/2032, 144A(b)	478,168
3,256,355	CDGJ Commercial Mortgage Trust Pass Through Certificates, Series 2014-BXCH, 1.924%, 12/15/2027, 144A(b)	3,259,415
2,465,794	CG-CCRE Commercial Mortgage Trust, Series 2014-FL1, Class A, 1.474%, 6/15/2031, 144A(b)	2,465,014
3,425,000	Commercial Mortgage Pass Through Certificates, Series 2014-FL5, Class A, 1.894%, 10/15/2031, 144A(b)	3,361,697
3,040,000	Commercial Mortgage Pass Through Certificates, Series 2014-FL5, Class SV1, 2.374%, 10/15/2031, 144A(b)(e)(f)	3,037,018
4,282,000	Commercial Mortgage Pass Through Certificates, Series 2016-DC2, Class ASB, 3.550%, 2/10/2049	4,576,456
2,438,425	GP Portfolio Trust, Series 2014-GPP, Class A, 1.474%, 2/15/2027, 144A(b)	2,434,522
3,280,539	Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class A4, 5.736%, 12/10/2049	3,367,221
3,042,252	Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A4, 5.444%, 3/10/2039	3,046,731
5,535,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2014-CBM, Class A, 1.424%, 10/15/2029, 144A(b)	5,480,323
1,478,689	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2014-FL5, Class A, 1.504%, 7/15/2031, 144A(b)	1,478,041
4,115,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2015-SGP, Class A, 2.224%, 7/15/2036, 144A(b)	4,138,186
985,704	LB-UBS Commercial Mortgage Trust, Series 2007-C2, Class A3, 5.430%, 2/15/2040	993,848
706,197	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-5, Class A4, 5.378%, 8/12/2048	709,618
1,788,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-6, Class A4, 5.485%, 3/12/2051(b)	1,805,955
1,723,925	Resource Capital Corp. Ltd., Series 2014-CRE2, Class A, 1.580%, 4/15/2032, 144A(b)	1,705,287
3,700,000	Starwood Retail Property Trust, Inc., 1.744%, 11/15/2027, 144A(b)	3,670,622

See accompanying notes to financial statements.

|  56

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Limited Term Government and Agency Fund – (continued)

Principal Amount	Description	Value (†)
	Non-Agency Commercial Mortgage-Backed Securities — continued
$1,361,349	Wachovia Bank Commercial Mortgage Trust, Series 2007-C34, Class A3, 5.678%, 5/15/2046	$1,386,189

		54,330,203

	Sovereigns — 0.2%
1,955,000	U.S. Department of Housing and Urban Development, Series 4, 1.880%, 8/01/2019	1,995,566

	Treasuries — 27.1%
6,635,000	U.S. Treasury Note, 0.750%, 7/15/2019	6,613,489
6,000,000	U.S. Treasury Note, 0.750%, 8/15/2019	5,979,138
15,365,000	U.S. Treasury Note, 1.000%, 10/31/2016	15,375,156
15,970,000	U.S. Treasury Note, 1.125%, 1/15/2019	16,077,303
24,105,000	U.S. Treasury Note, 1.125%, 6/30/2021	24,076,749
28,700,000	U.S. Treasury Note, 1.125%, 8/31/2021	28,670,841
21,450,000	U.S. Treasury Note, 1.250%, 1/31/2020	21,647,748
48,640,000	U.S. Treasury Note, 1.375%, 1/31/2021	49,172,024
15,120,000	U.S. Treasury Note, 1.375%, 9/30/2023	15,062,710
4,860,000	U.S. Treasury Note, 1.500%, 5/31/2020	4,943,339
8,705,000	U.S. Treasury Note, 1.625%, 3/31/2019	8,870,595
2,385,000	U.S. Treasury Note, 1.625%, 8/31/2019	2,435,216
10,050,000	U.S. Treasury Note, 1.625%, 12/31/2019	10,266,306
17,125,000	U.S. Treasury Note, 1.625%, 7/31/2020	17,497,606
10,360,000	U.S. Treasury Note, 1.625%, 11/30/2020	10,583,797
13,545,000	U.S. Treasury Note, 2.125%, 8/31/2020	14,092,625

		251,364,642

	Total Bonds and Notes (Identified Cost $912,811,312)	909,828,144

Short-Term Investments — 2.1%
7,910,000	Federal Home Loan Bank Discount Notes, 0.100%, 10/06/2016(g)	7,909,873
7,910,000	Federal Home Loan Bank Discount Notes, 0.100%, 10/07/2016(g)	7,909,834
4,037,380	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2016 at 0.030% to be repurchased at $4,037,390 on 10/03/2016 collateralized by $3,750,000 U.S. Treasury Note, 2.750% due 2/15/2024 valued at $4,120,313 including accrued interest (Note 2 of Notes to Financial Statements)	4,037,380

	Total Short-Term Investments (Identified Cost $19,857,226)	19,857,087

	Total Investments — 100.2% (Identified Cost $932,668,538)(a)	929,685,231
	Other assets less liabilities — (0.2)%	(2,088,995)

	Net Assets — 100.0%	$927,596,236

(†)	See Note 2 of Notes to Financial Statements.

See accompanying notes to financial statements.

57  |

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Limited Term Government and Agency Fund – (continued)

(a)	Federal Tax Information:
At September 30, 2016, the net unrealized depreciation on investments based on a cost of $932,952,443 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$5,747,831
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(9,015,043)

	Net unrealized depreciation	$(3,267,212)

(b)	Variable rate security. Rate as of September 30, 2016 is disclosed.
(c)	Fair valued by the Fund’s adviser. At September 30, 2016, the value of these securities amounted to $1,488,611 or 0.2% of net assets. See Note 2 of Notes to Financial Statements.
(d)	The Fund’s investment in mortgage related securities of Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Government National Mortgage Association are interests in separate pools of mortgages. All separate investments in securities of each issuer which have the same coupon rate have been aggregated for the purpose of presentation in the Portfolio of Investments.
(e)	Securities classified as fair valued pursuant to the Fund’s pricing policies and procedures. At September 30, 2016, the value of these securities amounted to $3,037,018 or 0.3% of net assets. See Note 2 of Notes to Financial Statements.
(f)	Illiquid security. (Unaudited)
(g)	Interest rate represents discount rate at time of purchase; not a coupon rate.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2016, the value of Rule 144A holdings amounted to $55,535,832 or 6.0% of net assets.
ABS	Asset-Backed Securities
ARMs	Adjustable Rate Mortgages
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
REMIC	Real Estate Mortgage Investment Conduit

Industry Summary at September 30, 2016

Treasuries	27.1%
Mortgage Related	18.2
Agency Commercial Mortgage-Backed Securities	17.5
Collateralized Mortgage Obligations	14.4
Hybrid ARMs	11.2
Non-Agency Commercial Mortgage-Backed Securities	5.9
Other Investments, less than 2% each	3.8
Short-Term Investments	2.1

Total Investments	100.2
Other assets less liabilities	(0.2)

Net Assets	100.0%

See accompanying notes to financial statements.

|  58

Statements of Assets and Liabilities

September 30, 2016

	High Income Fund	Intermediate Duration Bond Fund	Limited Term Government and Agency Fund
ASSETS
Investments at cost	$177,390,961	$160,358,607	$932,668,538
Net unrealized appreciation (depreciation)	(3,057,367)	1,325,575	(2,983,307)

Investments at value	174,333,594	161,684,182	929,685,231
Cash	11,497	—	8,963,956
Due from brokers (Note 2)	7,000	—	—
Receivable for Fund shares sold	409,880	3,625,476	903,845
Receivable for securities sold	3,125	3,607,407	40,358,826
Dividends and interest receivable	2,502,833	557,071	2,466,162
Unrealized appreciation on forward foreign currency contracts (Note 2)	233	—	—
Tax reclaims receivable	113	—	—
Prepaid expenses (Note 7)	667	630	4,123

TOTAL ASSETS	177,268,942	169,474,766	982,382,143

LIABILITIES
Payable for securities purchased	576,206	7,435,392	52,896,451
Payable for Fund shares redeemed	94,323	68,176	866,403
Distributions payable	—	—	282,209
Management fees payable (Note 6)	104,536	20,822	286,840
Deferred Trustees’ fees (Note 6)	138,870	91,845	277,672
Administrative fees payable (Note 6)	6,242	5,648	33,812
Payable to distributor (Note 6d)	2,170	670	5,346
Other accounts payable and accrued expenses	70,134	38,689	137,174

TOTAL LIABILITIES	992,481	7,661,242	54,785,907

NET ASSETS	$176,276,461	$161,813,524	$927,596,236

NET ASSETS CONSIST OF:
Paid-in capital	$182,442,032	$159,609,800	$943,352,211
Undistributed (Distributions in excess of) net investment income	(462,119)	(46,973)	206,971
Accumulated net realized gain (loss) on investments, futures contracts and foreign currency transactions	(2,644,640)	925,122	(12,979,639)
Net unrealized appreciation (depreciation) on investments, futures contracts and foreign currency translations	(3,058,812)	1,325,575	(2,983,307)

NET ASSETS	$176,276,461	$161,813,524	$927,596,236

See accompanying notes to financial statements.

59  |

Statements of Assets and Liabilities (continued)

September 30, 2016

	High Income Fund	Intermediate Duration Bond Fund	Limited Term Government and Agency Fund
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$34,820,023	$19,327,479	$442,671,381

Shares of beneficial interest	8,231,175	1,836,345	38,461,737

Net asset value and redemption price per share	$4.23	$10.52	$11.51

Offering price per share (100/[100-maximum sales charge] of net asset value) (Note 1)	$4.42	$10.99	$11.77

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$12,287,615	$3,088,270	$73,026,808

Shares of beneficial interest	2,897,625	293,283	6,339,471

Net asset value and offering price per share	$4.24	$10.53	$11.52

Class Y shares:
Net assets	$129,168,823	$139,397,775	$411,898,047

Shares of beneficial interest	30,608,965	13,248,536	35,673,753

Net asset value, offering and redemption price per share	$4.22	$10.52	$11.55

See accompanying notes to financial statements.

|  60

Statements of Operations

For the Year Ended September 30, 2016

	High Income Fund	Intermediate Duration Bond Fund	Limited Term Government and Agency Fund
INVESTMENT INCOME
Interest	$9,845,287	$3,328,498	$15,742,859
Dividends	321,901	—	—
Less net foreign taxes withheld	(2,758)	(80)	—

	10,164,430	3,328,418	15,742,859

Expenses
Management fees (Note 6)	971,664	330,657	3,309,940
Service and distribution fees (Note 6)	203,910	48,482	1,782,782
Administrative fees (Note 6)	71,381	58,358	401,349
Trustees’ fees and expenses (Note 6)	28,536	25,555	51,193
Transfer agent fees and expenses (Note 6)	197,329	41,660	719,832
Audit and tax services fees	52,554	52,558	56,844
Custodian fees and expenses	23,140	19,407	46,340
Legal fees	2,651	2,182	15,311
Registration fees	66,659	64,111	81,496
Shareholder reporting expenses	15,158	20,771	48,327
Miscellaneous expenses (Note 7)	15,326	10,365	32,743

Total expenses	1,648,308	674,106	6,546,157
Less waiver and/or expense reimbursement (Note 6)	(67,553)	(96,550)	—

Net expenses	1,580,755	577,556	6,546,157

Net investment income	8,583,675	2,750,862	9,196,702

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	(5,386,807)	1,570,969	2,246,153
Futures contracts	(176,542)	—	—
Foreign currency transactions	217,666	—	—
Net change in unrealized appreciation (depreciation) on:
Investments	13,492,650	1,160,767	(2,140,764)
Futures contracts	160,868	—	—
Foreign currency translations	(247,496)	—	—

Net realized and unrealized gain on investments, futures contracts and foreign currency transactions	8,060,339	2,731,736	105,389

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$16,644,014	$5,482,598	$9,302,091

See accompanying notes to financial statements.

61  |

Statements of Changes in Net Assets

	High Income Fund		Intermediate Duration Bond Fund
	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2016	Year Ended September 30, 2015
FROM OPERATIONS:
Net investment income	$8,583,675	$8,768,344	$2,750,862	$1,895,908
Net realized gain (loss) on investments, futures contracts and foreign currency transactions	(5,345,683)	1,420,418	1,570,969	453,061
Net change in unrealized appreciation (depreciation) on investments, futures contracts and foreign currency translations	13,406,022	(19,080,751)	1,160,767	(279,129)

Net increase (decrease) in net assets resulting from operations	16,644,014	(8,891,989)	5,482,598	2,069,840

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(1,391,187)	(1,926,317)	(390,657)	(195,269)
Class B(a)	(14)	(2,085)	—	—
Class C	(384,341)	(515,596)	(1)	—
Class Y	(4,855,484)	(6,296,139)	(2,556,145)	(1,890,490)
Net realized capital gains
Class A	(81,866)	(1,004,492)	(64,649)	(2,801)
Class B(a)	(3)	(2,711)	—	—
Class C	(29,530)	(348,393)	—	—
Class Y	(273,287)	(3,159,866)	(284,383)	(35,990)

Total distributions	(7,015,712)	(13,255,599)	(3,295,835)	(2,124,550)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 10)	(670,213)	6,973,865	52,609,062	34,383,012

Net increase (decrease) in net assets	8,958,089	(15,173,723)	54,795,825	34,328,302
NET ASSETS
Beginning of the year	167,318,372	182,492,095	107,017,699	72,689,397

End of the year	$176,276,461	$167,318,372	$161,813,524	$107,017,699

UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME	$(462,119)	$61,927	$(46,973)	$(64,773)

(a)	On January 11, 2016, Class B shares were converted into Class A shares. See Note 1 of Notes to Financial Statements.

See accompanying notes to financial statements.

|  62

Statements of Changes in Net Assets (continued)

	Limited Term Government and Agency Fund
	Year Ended September 30, 2016	Year Ended September 30, 2015
FROM OPERATIONS:
Net investment income	$9,196,702	$9,761,506
Net realized gain on investments	2,246,153	4,686,019
Net change in unrealized appreciation (depreciation) on investments	(2,140,764)	(4,747,808)

Net increase in net assets resulting from operations	9,302,091	9,699,717

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(5,792,542)	(5,253,842)
Class B(a)	(5,359)	(29,227)
Class C	(543,862)	(503,848)
Class Y	(7,311,896)	(6,898,857)

Total distributions	(13,653,659)	(12,685,774)

NET INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 10)	88,093,679	141,117,260

Net increase in net assets	83,742,111	138,131,203
NET ASSETS
Beginning of the year	843,854,125	705,722,922

End of the year	$927,596,236	$843,854,125

UNDISTRIBUTED NET INVESTMENT INCOME	$206,971	$38,911

(a)	On January 11, 2016, Class B shares were converted into Class A shares. See Note 1 of Notes to Financial Statements.

See accompanying notes to financial statements.

63  |

Financial Highlights

For a share outstanding throughout each period.

	High Income Fund—Class A
	Year Ended September 30, 2016		Year Ended September 30, 2015		Year Ended September 30, 2014	Year Ended September 30, 2013		Year Ended September 30, 2012
Net asset value, beginning of the period	$3.99		$4.49		$4.59	$4.60		$4.46

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.20		0.19		0.21	0.24		0.24
Net realized and unrealized gain (loss)	0.21		(0.39)		0.17	0.03		0.59

Total from Investment Operations	0.41		(0.20)		0.38	0.27		0.83

LESS DISTRIBUTIONS FROM:
Net investment income	(0.16)		(0.19)		(0.22)	(0.27)		(0.30)
Net realized capital gains	(0.01)		(0.11)		(0.26)	(0.01)		(0.39)

Total Distributions	(0.17)		(0.30)		(0.48)	(0.28)		(0.69)

Net asset value, end of the period	$4.23		$3.99		$4.49	$4.59		$4.60

Total return(b)	10.66	%(c)	(4.78	)%(c)	8.42%	6.27%		20.90	%(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$34,820		$37,870		$42,630	$45,791		$95,876
Net expenses	1.10	%(d)	1.11	%(d)(e)	1.14%	1.15	%(f)	1.15	%(d)
Gross expenses	1.14%		1.13%		1.14%	1.15	%(f)	1.19%
Net investment income	5.16%		4.41%		4.57%	5.11%		5.50%
Portfolio turnover rate	38%		69%		59%	47%		34%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares is not reflected in total return calculations.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Effective July 1, 2015, the expense limit decreased to 1.10%.
(f)	Includes fee/expense recovery of 0.02%.

See accompanying notes to financial statements.

|  64

Financial Highlights (continued)

For a share outstanding throughout each period.

	High Income Fund—Class C
	Year Ended September 30, 2016		Year Ended September 30, 2015		Year Ended September 30, 2014	Year Ended September 30, 2013		Year Ended September 30, 2012
Net asset value, beginning of the period	$4.00		$4.50		$4.61	$4.61		$4.47

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.18		0.16		0.18	0.21		0.21
Net realized and unrealized gain (loss)	0.20		(0.39)		0.16	0.04		0.59

Total from Investment Operations	0.38		(0.23)		0.34	0.25		0.80

LESS DISTRIBUTIONS FROM:
Net investment income	(0.13)		(0.16)		(0.19)	(0.24)		(0.27)
Net realized capital gains	(0.01)		(0.11)		(0.26)	(0.01)		(0.39)

Total Distributions	(0.14)		(0.27)		(0.45)	(0.25)		(0.66)

Net asset value, end of the period	$4.24		$4.00		$4.50	$4.61		$4.61

Total return(b)	9.81	%(c)	(5.48	)%(c)	7.60%	5.46%		19.96	%(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$12,288		$12,609		$14,555	$15,233		$16,863
Net expenses	1.85	%(d)	1.86	%(d)(e)	1.89%	1.90	%(f)	1.90	%(d)
Gross expenses	1.89%		1.88%		1.89%	1.90	%(f)	1.94%
Net investment income	4.43%		3.68%		3.84%	4.36%		4.78%
Portfolio turnover rate	38%		69%		59%	47%		34%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Effective July 1, 2015, the expense limit decreased to 1.85%.
(f)	Includes fee/expense recovery of 0.01%.

See accompanying notes to financial statements.

65  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	High Income Fund—Class Y
	Year Ended September 30, 2016		Year Ended September 30, 2015		Year Ended September 30, 2014	Year Ended September 30, 2013		Year Ended September 30, 2012
Net asset value, beginning of the period	$3.98		$4.48		$4.59	$4.59		$4.46

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.21		0.20		0.22	0.25		0.26
Net realized and unrealized gain (loss)	0.21		(0.39)		0.16	0.04		0.57

Total from Investment Operations	0.42		(0.19)		0.38	0.29		0.83

LESS DISTRIBUTIONS FROM:
Net investment income	(0.17)		(0.20)		(0.23)	(0.28)		(0.31)
Net realized capital gains	(0.01)		(0.11)		(0.26)	(0.01)		(0.39)

Total Distributions	(0.18)		(0.31)		(0.49)	(0.29)		(0.70)

Net asset value, end of the period	$4.22		$3.98		$4.48	$4.59		$4.59

Total return	10.98	%(b)	(4.54	)%(b)	8.72%	6.56%		20.93	%(b)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$129,169		$116,837		$125,185	$108,170		$110,917
Net expenses	0.85	%(c)	0.86	%(c)(d)	0.89%	0.90	%(e)	0.90	%(c)
Gross expenses	0.89%		0.88%		0.89%	0.90	%(e)	0.95%
Net investment income	5.43%		4.67%		4.83%	5.37%		5.78%
Portfolio turnover rate	38%		69%		59%	47%		34%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(d)	Effective July 1, 2015, the expense limit decreased to 0.85%.
(e)	Includes fee/expense recovery of 0.01%.

See accompanying notes to financial statements.

|  66

Financial Highlights (continued)

For a share outstanding throughout each period.

	Intermediate Duration Bond Fund—Class A*
	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012
Net asset value, beginning of the period	$10.39	$10.39	$10.34	$10.80	$10.55

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.20	0.20	0.22	0.18	0.20
Net realized and unrealized gain (loss)	0.17	0.03	0.11	(0.23)	0.39

Total from Investment Operations	0.37	0.23	0.33	(0.05)	0.59

LESS DISTRIBUTIONS FROM:
Net investment income	(0.21)	(0.22)	(0.25)	(0.24)	(0.26)
Net realized capital gains	(0.03)	(0.01)	(0.03)	(0.17)	(0.08)

Total Distributions	(0.24)	(0.23)	(0.28)	(0.41)	(0.34)

Net asset value, end of the period	$10.52	$10.39	$10.39	$10.34	$10.80

Total return(b)(c)	3.64%	2.17%	3.24%	(0.46)%	5.69%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$19,327	$18,425	$5,931	$5,601	$3,084
Net expenses(d)	0.65%	0.65%	0.65%	0.65%	0.65%
Gross expenses	0.72%	0.71%	0.85%	0.79%	0.84%
Net investment income	1.89%	1.93%	2.07%	1.71%	1.91%
Portfolio turnover rate	151%	151%	134%	124%	82%

*	Effective August 31, 2016, Retail Class shares were redesignated as Class A shares. See Note 1 of Notes to Financial Statements.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares is not reflected in total return calculations.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.

See accompanying notes to financial statements.

67  |

Financial Highlights (continued)

For a share outstanding throughout each period.

Intermediate Duration Bond Fund—Class C
Period Ended September 30, 2016*
Net asset value, beginning of the period	$10.53

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.01
Net realized and unrealized gain (loss)	0.00 (g)

Total from Investment Operations	0.01

LESS DISTRIBUTIONS FROM:
Net investment income	(0.01)
Net realized capital gains	—

Total Distributions	(0.01)

Net asset value, end of the period	$10.53

Total return(b)(c)(d)	0.08%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$3,088
Net expenses(e)(f)	1.40%
Gross expenses(f)	1.56%
Net investment income(f)	0.86%
Portfolio turnover rate	151%

*	From commencement of Class operations on August 31, 2016 through September 30, 2016.
(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	Periods less than one year are not annualized.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year.
(g)	Amount rounds to less than $0.01 per share.

See accompanying notes to financial statements.

|  68

Financial Highlights (continued)

For a share outstanding throughout each period.

	Intermediate Duration Bond Fund—Class Y*
	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012
Net asset value, beginning of the period	$10.39	$10.39	$10.33	$10.80	$10.54

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.22	0.22	0.24	0.21	0.22
Net realized and unrealized gain (loss)	0.18	0.04	0.12	(0.24)	0.40

Total from Investment Operations	0.40	0.26	0.36	(0.03)	0.62

LESS DISTRIBUTIONS FROM:
Net investment income	(0.24)	(0.25)	(0.27)	(0.27)	(0.28)
Net realized capital gains	(0.03)	(0.01)	(0.03)	(0.17)	(0.08)

Total Distributions	(0.27)	(0.26)	(0.30)	(0.44)	(0.36)

Net asset value, end of the period	$10.52	$10.39	$10.39	$10.33	$10.80

Total return(b)	3.90%	2.42%	3.60%	(0.30)%	6.06%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$139,398	$88,592	$66,759	$66,424	$75,588
Net expenses(c)	0.40%	0.40%	0.40%	0.40%	0.40%
Gross expenses	0.47%	0.47%	0.57%	0.48%	0.51%
Net investment income	2.11%	2.15%	2.31%	1.97%	2.12%
Portfolio turnover rate	151%	151%	134%	124%	82%

*	Effective August 31, 2016, Institutional Class shares were redesignated as Class Y shares. See Note 1 of Notes to Financial Statements.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.

See accompanying notes to financial statements.

69  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Limited Term Government and Agency Fund—Class A
	Year Ended September 30, 2016		Year Ended September 30, 2015	Year Ended September 30, 2014		Year Ended September 30, 2013		Year Ended September 30, 2012
Net asset value, beginning of the period	$11.57		$11.61	$11.68		$12.04		$11.87

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.11		0.14	0.16		0.13		0.18
Net realized and unrealized gain (loss)	0.00	(b)	0.01 (c)	0.01		(0.23)		0.28

Total from Investment Operations	0.11		0.15	0.17		(0.10)		0.46

LESS DISTRIBUTIONS FROM:
Net investment income	(0.17)		(0.19)	(0.24)		(0.26)		(0.29)
Net realized capital gains	—		—	—		(0.00	)(b)	(0.00	)(b)
Paid-in capital	—		—	—		(0.00	)(b)	—

Total Distributions	(0.17)		(0.19)	(0.24)		(0.26)		(0.29)

Net asset value, end of the period	$11.51		$11.57	$11.61		$11.68		$12.04

Total return(d)	0.93%		1.26%	1.44%		(0.81)%		3.94	%(e)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$442,671		$346,317	$314,360		$355,212		$357,870
Net expenses	0.77%		0.77%	0.80	%(f)	0.87	%(g)	0.85	%(h)
Gross expenses	0.77%		0.77%	0.80	%(f)	0.87	%(g)	0.90%
Net investment income	0.96%		1.21%	1.35%		1.11%		1.54%
Portfolio turnover rate	109	%(i)	48%	24%		39%		56%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.
(d)	A sales charge for Class A shares is not reflected in total return calculations.
(e)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(f)	Includes fee/expense recovery of less than 0.01%.
(g)	Includes corporate tax expenses of 0.03%. Without this expense the ratio of net expenses would have been 0.84%.
(h)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(i)	The variation in the Fund’s turnover rate from 2015 to 2016 was primarily due to fluctuation in the level of fund assets due to shareholder flows.

See accompanying notes to financial statements.

|  70

Financial Highlights (continued)

For a share outstanding throughout each period.

	Limited Term Government and Agency Fund—Class C
	Year Ended September 30, 2016		Year Ended September 30, 2015	Year Ended September 30, 2014		Year Ended September 30, 2013		Year Ended September 30, 2012
Net asset value, beginning of the period	$11.58		$11.62	$11.69		$12.05		$11.88

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.02		0.05	0.07		0.04		0.10
Net realized and unrealized gain (loss)	0.00	(b)	0.01 (c)	0.01		(0.23)		0.27

Total from Investment Operations	0.02		0.06	0.08		(0.19)		0.37

LESS DISTRIBUTIONS FROM:
Net investment income	(0.08)		(0.10)	(0.15)		(0.17)		(0.20)
Net realized capital gains	—		—	—		(0.00	)(b)	(0.00	)(b)
Paid-in capital	—		—	—		(0.00	)(b)	—

Total Distributions	(0.08)		(0.10)	(0.15)		(0.17)		(0.20)

Net asset value, end of the period	$11.52		$11.58	$11.62		$11.69		$12.05

Total return(d)	0.18%		0.51%	0.69%		(1.55)%		3.17	%(e)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$73,027		$63,167	$56,936		$71,963		$75,522
Net expenses	1.52%		1.53%	1.55	%(f)	1.62	%(g)	1.60	%(h)
Gross expenses	1.52%		1.53%	1.55	%(f)	1.62	%(g)	1.65%
Net investment income	0.21%		0.47%	0.61%		0.36%		0.80%
Portfolio turnover rate	109	%(i)	48%	24%		39%		56%

(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.
(d)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(e)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(f)	Includes fee/expense recovery of less than 0.01%.
(g)	Includes corporate tax expenses of 0.03%. Without this expense the ratio of net expenses would have been 1.59%.
(h)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(i)	The variation in the Fund’s turnover rate from 2015 to 2016 was primarily due to fluctuation in the level of fund assets due to shareholder flows.

See accompanying notes to financial statements.

71  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Limited Term Government and Agency Fund—Class Y
	Year Ended September 30, 2016		Year Ended September 30, 2015	Year Ended September 30, 2014		Year Ended September 30, 2013		Year Ended September 30, 2012
Net asset value, beginning of the period	$11.61		$11.65	$11.72		$12.08		$11.91

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.14		0.17	0.18		0.16		0.21
Net realized and unrealized gain (loss)	0.00	(b)	0.01 (c)	0.02		(0.23)		0.28

Total from Investment Operations	0.14		0.18	0.20		(0.07)		0.49

LESS DISTRIBUTIONS FROM:
Net investment income	(0.20)		(0.22)	(0.27)		(0.29)		(0.32)
Net realized capital gains	—		—	—		(0.00	)(b)	(0.00	)(b)
Paid-in capital	—		—	—		(0.00	)(b)	—

Total Distributions	(0.20)		(0.22)	(0.27)		(0.29)		(0.32)

Net asset value, end of the period	$11.55		$11.61	$11.65		$11.72		$12.08

Total return	1.19%		1.51%	1.70%		(0.56)%		4.19	%(d)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$411,898		$431,727	$330,224		$252,127		$220,444
Net expenses	0.52%		0.52%	0.55	%(e)	0.62	%(f)	0.60	%(g)
Gross expenses	0.52%		0.52%	0.55	%(e)	0.62	%(f)	0.65%
Net investment income	1.20%		1.45%	1.58%		1.35%		1.77%
Portfolio turnover rate	109	%(h)	48%	24%		39%		56%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.
(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(e)	Includes fee/expense recovery of less than 0.01%.
(f)	Includes corporate tax expenses of 0.03%. Without this expense the ratio of net expenses would have been 0.59%.
(g)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(h)	The variation in the Fund’s turnover rate from 2015 to 2016 was primarily due to fluctuation in the level of fund assets due to shareholder flows.

See accompanying notes to financial statements.

|  72

Notes to Financial Statements

September 30, 2016

1.  Organization.  Loomis Sayles Funds I and Loomis Sayles Funds II (the “Trusts” and each a “Trust”) are each organized as a Massachusetts business trust. Each Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trusts are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Loomis Sayles Funds I:

Loomis Sayles Intermediate Duration Bond Fund (the “Intermediate Duration Bond Fund”)

Loomis Sayles Funds II:

Loomis Sayles High Income Fund (the “High Income Fund”)

Loomis Sayles Limited Term Government and Agency Fund (the “Limited Term Government and Agency Fund”)

Each Fund is a diversified investment company.

The Funds each offer Class A, Class C and Class Y shares. Prior to August 31, 2016, Intermediate Duration Bond Fund offered Retail Class and Institutional Class shares. Effective August 31, 2016, Retail Class shares were redesignated as Class A shares and Institutional Class shares were redesignated as Class Y shares. In addition, the Fund began offering Class C shares. As of the close of business on January 11, 2016, Class B shares of High Income Fund and Limited Term Government and Agency Fund were converted into Class A shares and are no longer offered.

Class A shares of Intermediate Duration Bond Fund and High Income Fund are sold with a maximum front-end sales charge of 4.25% (4.50% prior to November 2, 2015 for High Income Fund). Class A shares of Limited Term Government and Agency Fund are sold with a maximum front-end sales charge of 2.25% (3.00% prior to November 2, 2015). Class C shares do not pay a front-end sales charge, do not convert to any other class of shares, pay higher Rule 12b-1 fees than Class A shares and may be subject to a CDSC of 1.00% if those shares are redeemed within one year of acquisition, except for reinvested distributions. Class Y shares do not pay a front-end sales charge, a CDSC or Rule 12b-1 fees. Class Y shares are generally intended for institutional investors with a minimum initial investment of $100,000, though some categories of investors are exempted from the minimum investment amount as outlined in the Funds’ prospectus.

Most expenses can be directly attributed to a Fund. Expenses which cannot be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the funds in Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”). Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that

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class (such as the Rule 12b-1 fees applicable to Class A and Class C). In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

2.  Significant Accounting Policies.  The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements follow the accounting and reporting guidelines provided for investment companies and are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds’ financial statements.

a.  Valuation.  Fund securities and other investments are valued at market value based on market quotations obtained or determined by independent pricing services recommended by the adviser and approved by the Board of Trustees. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees, as described below. Market value is determined as follows:

Debt securities and unlisted preferred equity securities are valued based on evaluated bids furnished to the Fund by an independent pricing service or bid prices obtained from broker-dealers. Senior loans are valued at bid prices supplied by an independent pricing service, if available. Listed equity securities (including shares of closed-end investment companies and exchange-traded funds) are valued at the last sale price quoted on the exchange where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. Unlisted equity securities (except unlisted preferred equity securities) are valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. If there is no last sale price or closing bid quotation available, unlisted equity securities will be valued using evaluated bids furnished by an independent pricing service, if available. In some foreign markets, an official close price and a last sale price may be available from the foreign exchange

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or market. In those cases, the official close price is used. Broker-dealer bid prices may be used to value debt and unlisted equity securities and senior loans where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security. Forward foreign currency contracts are valued utilizing interpolated rates determined based on information provided by an independent pricing service. Futures contracts are valued at the most recent settlement price on the exchange on which the adviser believes that, over time, they are traded most extensively. Centrally cleared credit default swap agreements are valued at settlement prices of the clearinghouse on which the contracts were traded or prices obtained from broker-dealers. Bilateral credit default swaps are valued based on mid prices (between the bid price and the ask price) supplied by an independent pricing service.

Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees. The Funds may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the New York Stock Exchange (“NYSE”). This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time the Fund’s net asset value (“NAV”) is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by the Fund.

Illiquid securities for which market quotations are readily available and have been evaluated by the adviser are considered and classified as fair valued securities.

As of September 30, 2016, securities of the funds were fair valued as follows:

Fund	Securities classified as fair valued	Percentage of Net Assets	Securities fair valued by the Fund’s adviser	Percentage of Net Assets
High Income Fund	$1,828,035	1.0%	$1,097,873	0.6%
Intermediate Duration Bond Fund	—	—	23,756	Less than 0.1%
Limited Term Government and Agency Fund	3,037,018	0.3%	1,488,611	0.2%

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b.  Investment Transactions and Related Investment Income.  Investment transactions are accounted for on a trade date plus one day basis for daily NAV calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium, if applicable. Periodic principal adjustments for inflation-protected securities are recorded to interest income. Negative principal adjustments (in the event of deflation) are recorded as reductions of interest income to the extent of interest income earned, not to exceed the amount of positive principal adjustments on a cumulative basis. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation.  The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars on the respective dates of such transactions.

Net realized foreign exchange gains or losses arise from sales of foreign currency, changes in exchange rates between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investment securities, as of the end of the fiscal period, resulting from changes in exchange rates. Net realized foreign exchange gains or losses and the net change in unrealized foreign exchange gains or losses are disclosed in the Statements of Operations. For federal income tax purposes, net realized foreign exchange gains or losses are characterized as ordinary income and may, if the Funds have net losses, reduce the amount of income available to be distributed by the Funds.

The values of investment securities are presented at the foreign exchange rates prevailing at the end of the period for financial reporting purposes. Net realized and unrealized gains or losses on investments reported in the Statements of Operations reflect gains or losses resulting from changes in exchange rates and fluctuations which arise due to changes in market prices of investment securities. For federal income tax purposes, a portion of the net realized gain or loss on investments arising from changes in exchange rates, which is reflected in the Statements of Operations,

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may be characterized as ordinary income and may, if the Funds have net losses, reduce the amount of income available to be distributed by the Funds.

For the year ended September 30, 2016, the amount of income available to be distributed by High Income Fund has been reduced by $2,868,074 as a result of losses arising from changes in exchange rates.

The Funds may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Forward Foreign Currency Contracts.  The Funds may enter into forward foreign currency contracts, including forward foreign cross currency contracts to acquire exposure to foreign currencies or to hedge the Funds’ investments against currency fluctuation. A contract can also be used to offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Funds’ Statements of Assets and Liabilities. The U.S. dollar value of the currencies a Fund has committed to buy or sell represents the aggregate exposure to each currency a Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Contracts are traded over-the-counter directly with a counterparty. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Certain contracts may require the movement of cash and/or securities as collateral for the Funds’ or counterparty’s net obligations under the contracts.

e.  Futures Contracts.  The Funds may enter into futures contracts. Futures contracts are agreements between two parties to buy and sell a particular instrument or index for a specified price on a specified future date.

When a Fund enters into a futures contract, it is required to deposit with (or for the benefit of) its broker an amount of cash or short-term high-quality securities as “initial margin.” As the value of the contract changes, the value of the futures contract position increases or declines. Subsequent payments, known as “variation margin,” are made or received by a Fund, depending on the price fluctuations in the fair value of the contract and the value of cash or securities on deposit with the broker. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statements of Assets and Liabilities as an asset (liability) and in the Statements of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses). Realized gain or loss on a futures position is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, minus brokerage commissions. When a Fund enters into a futures contract certain risks may arise, such as illiquidity in the futures market,

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which may limit a Fund’s ability to close out a futures contract prior to settlement date, and unanticipated movements in the value of securities or interest rates.

Futures contracts are exchange-traded. Exchange-traded futures contracts are standardized and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Funds are reduced; however, in the event that a counterparty enters into bankruptcy, a Fund’s claim against initial/variation margin on deposit with the counterparty may be subject to terms of a final settlement in bankruptcy court.

f.  Swap Agreements.  The Funds may enter into credit default swaps. A credit default swap is an agreement between two parties (the “protection buyer” and “protection seller”) to exchange the credit risk of an issuer (“reference obligation”) for a specified time period. The reference obligation may be one or more debt securities or an index of such securities. The Funds may be either the protection buyer or the protection seller. As a protection buyer, the Funds have the ability to hedge the downside risk of an issuer or group of issuers. As a protection seller, the Funds have the ability to gain exposure to an issuer or group of issuers whose bonds are unavailable or in short supply in the cash bond market, as well as realize additional income in the form of fees paid by the protection buyer. The protection buyer is obligated to pay the protection seller a stream of payments (“fees”) over the term of the contract, provided that no credit event, such as a default or a downgrade in credit rating, occurs on the reference obligation. The Funds may also pay or receive upfront premiums. If a credit event occurs, the protection seller must pay the protection buyer the difference between the agreed upon notional value and market value of the reference obligation. Market value in this case is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the value. The maximum potential amount of undiscounted future payments that a Fund as the protection seller could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement.
The notional amounts of swap agreements are not recorded in the financial statements. Swap agreements are valued daily and fluctuations in the value are recorded in the Statements of Operations as change in unrealized appreciation (depreciation) on swap agreements. Fees are accrued in accordance with the terms of the agreement and are recorded in the Statement of Assets and Liabilities as fees receivable or payable. When received or paid, fees are recorded in the Statement of Operations as realized gain or loss. Upfront premiums paid or received by the Funds are recorded on the Statements of Assets and Liabilities as an asset or liability, respectively, and are amortized or accreted over the term of the agreement and recorded as realized gain or loss. Payments made or received by the Funds as a result of a credit event or termination of the agreement are recorded as realized gain or loss.

Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract or centrally cleared (“centrally cleared swaps”). Bilateral swap

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agreements are traded between counterparties and, as such, are subject to the risk that a party to the agreement will not be able to meet its obligations. In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund faces the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Subsequent payments, known as “variation margin,” are made or received by the Fund based on the daily change in the value of the centrally cleared swap agreement. For centrally cleared swaps, the Fund’s counterparty credit risk is reduced as the CCP stands between the Fund and the counterparty. The Funds cover their net obligations under outstanding swap agreements by segregating or earmarking cash or securities.

No swap agreements were held by the Funds during the year ended September 30, 2016.

g.  When-Issued and Delayed Delivery Transactions.   The Funds may enter into when-issued or delayed delivery transactions. When-issued refers to transactions made conditionally because a security, although authorized, has not been issued. Delayed delivery refers to transactions for which delivery or payment will occur at a later date, beyond the normal settlement period. The price of when-issued and delayed delivery securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The security and the obligation to pay for it are recorded by the Funds at the time the commitment is entered into. The value of the security may vary with market fluctuations during the time before the Funds take delivery of the security. No interest accrues to the Funds until the transaction settles.

Delayed delivery transactions include those designated as To Be Announced (“TBAs”) in the Portfolios of Investments. For TBAs, the actual security that will be delivered to fulfill the transaction is not designated at the time of the trade. The security is “to be announced” 48 hours prior to the established trade settlement date. Certain transactions require the Funds or counterparty to post cash and/or securities as collateral for the net mark-to-market exposure to the other party. The Funds cover their net obligations under outstanding delayed delivery commitments by segregating or earmarking cash or securities at the custodian.

Purchases of when-issued or delayed delivery securities may have a similar effect on the Funds’ NAV as if the Funds’ had created a degree of leverage in the portfolio. Risks may arise upon entering into such transactions from the potential inability of counterparties to meet their obligations under the transactions. Additionally, losses may arise due to changes in the value of the underlying securities.

h.  Federal and Foreign Income Taxes.  The Trusts treat each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment

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income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of September 30, 2016 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

A Fund may be subject to foreign withholding taxes on investment income and taxes on capital gains on investments that are accrued and paid based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign withholding taxes on dividend and interest income are reflected on the Statements of Operations as a reduction of investment income, net of amounts eligible to be reclaimed. Dividends and interest receivable on the Statements of Assets and Liabilities are net of foreign withholding taxes. Foreign withholding taxes where reclaims have been or will be filed are reflected on the Statements of Assets and Liabilities as tax reclaims receivable. Capital gains taxes paid are included in net realized gain (loss) on investments in the Statements of Operations. Accrued but unpaid capital gains taxes are reflected as foreign taxes payable on the Statements of Assets and Liabilities, if applicable, and reduce unrealized gains on investments. In the event that realized gains on investments are subsequently offset by realized losses, taxes paid on realized gains may be returned to a Fund. Such amounts, if applicable, are reflected as foreign tax rebates receivable on the Statements of Assets and Liabilities and are recorded as a realized gain when received.

i.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as foreign currency gains and losses, contingent payment debt instruments, basis tracking from corporate actions, premium amortization, defaulted and/or non-income producing securities, paydown gains and losses, return of capital distributions received, convertible bonds and distribution re-designations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees, wash sales, premium amortization, forward foreign currency contracts mark-to-market, basis tracking from corporate actions, contingent payment debt instruments, convertible bonds, defaulted and/or non-income producing securities and return of capital

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distributions received. Amounts of income and capital gain available to be distributed on a tax basis are determined annually, and at other times during the Funds’ fiscal year as may be necessary to avoid knowingly declaring and paying a return of capital distribution. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended September 30, 2016 and 2015 were as follows:

	2016 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total
High Income Fund	$6,619,464	$396,248	$7,015,712
Intermediate Duration Bond Fund	3,295,835	—	3,295,835
Limited Term Government and Agency Fund	13,653,659	—	13,653,659

	2015 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total
High Income Fund	$9,843,443	$3,412,156	$13,255,599
Intermediate Duration Bond Fund	2,124,550	—	2,124,550
Limited Term Government and Agency Fund	12,685,774	—	12,685,774

Differences between these amounts and those reported in the Statements of Changes in Net Assets are primarily attributable to different book and tax treatment for short-term capital gains.

As of September 30, 2016, the components of distributable earnings on a tax basis were as follows:

	High Income Fund	Intermediate Duration Bond Fund	Limited Term Government and Agency Fund
Undistributed ordinary income	$156,678	$1,283,403	$766,853

Capital loss carryforward:
Short-term:
No expiration date	(251,066)	—	(848,283)
Long-term:
No expiration date	(2,330,822)	—	(11,847,451)

Total capital loss carryforward	(2,581,888)	—	(12,695,734)

Unrealized appreciation (depreciation)	(3,172,250)	1,012,166	(3,267,212)

Total accumulated earnings (losses)	$(5,597,460)	$2,295,569	$(15,196,093)

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As of September 30, 2016, unrealized appreciation (depreciation) on a tax basis was as follows:

	High Income Fund	Intermediate Duration Bond Fund	Limited Term Government and Agency Fund
Unrealized appreciation (depreciation)
Investments	$(984,705)	$1,012,166	$(3,267,212)
Foreign currency translations	(2,187,545)	—	—

Total unrealized appreciation (depreciation)	$(3,172,250)	$1,012,166	$(3,267,212)

j.  Repurchase Agreements.  Each Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which each Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities. As of September 30, 2016, each Fund, as applicable, had investments in repurchase agreements for which the value of the related collateral exceeded the value of the repurchase agreement. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes.

k.  Due from Brokers.  Transactions and positions in certain forward foreign currency contracts are maintained and cleared by registered U.S. broker/dealers pursuant to customer agreements between the Funds and the various broker/dealers. The due from broker balance in the Statement of Assets and Liabilities for High Income Fund represents cash pledged as collateral for forward foreign currency contracts. In certain circumstances the Fund’s use of cash held at brokers is restricted by regulation or broker mandated limits.

l.  Securities Lending.  The Funds have entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of

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loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent.

For the year ended September 30, 2016, none of the Funds had loaned securities under this agreement.

m.  Indemnifications.   Under the Trusts’ organizational documents, their officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

3.  Fair Value Measurements.  In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical assets or liabilities;

•

Level 2 – prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3 – prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Funds’ pricing policies and procedures are recommended by the adviser and approved by the Board of Trustees. Debt securities are valued based on evaluated bids furnished to the Funds by an independent pricing service. Broker-dealer bid prices may be used if an independent pricing service either is unable to price a security or does

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not provide a reliable price for a security. Broker-dealer bid prices for which the Funds do not have knowledge of the inputs used by the broker-dealer are categorized in Level 3. All security prices, including those obtained from an independent pricing service and broker-dealer bid prices, are reviewed on a daily basis by the adviser, subject to oversight by Fund management and the Board of Trustees. If the adviser, in good faith, believes that the price provided by an independent pricing service is unreliable, broker-dealer bid prices may be used until the price provided by the independent pricing service is considered to be reliable. Reliability of all security prices, including those obtained from an independent pricing service and broker-dealer bid prices, is tested in a variety of ways, including comparison to recent transaction prices and daily fluctuations, amongst other validation procedures in place. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Funds’ adviser pursuant to procedures approved by the Board of Trustees. Fair valued securities may be categorized in Level 3.

The following is a summary of the inputs used to value the Funds’ investments as of September 30, 2016, at value:

High Income Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Bonds and Notes
Non-Convertible Bonds
ABS Home Equity	$—	$3,251,090	$98,704	(b)	$3,349,794
Government Owned - No Guarantee	—	3,508,812	594,150	(c)	4,102,962
Home Construction	—	2,304,681	23	(b)	2,304,704
Non-Agency Commercial Mortgage-Backed Securities	—	2,555,459	908,874	(c)	3,464,333
All Other Non-Convertible Bonds(a)	—	136,438,387	—		136,438,387

Total Non-Convertible Bonds	—	148,058,429	1,601,751		149,660,180

Convertible Bonds(a)	—	5,681,081	—		5,681,081

Total Bonds and Notes	—	153,739,510	1,601,751		155,341,261

Senior Loans
Wirelines	—	1,205,599	150,561	(c)	1,356,160
All Other Senior Loans(a)	—	1,859,129	—		1,859,129

Total Senior Loans	—	3,064,728	150,561		3,215,289

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High Income Fund (continued)

Asset Valuation Inputs (continued)

Description	Level 1	Level 2	Level 3		Total
Preferred Stocks
Convertible Preferred Stocks
Midstream	$—	$604,306	$—		$604,306
Pharmaceuticals	729,608	1,165,014	—		1,894,622
REITs - Mortgage	—	103,095	—		103,095
All Other Convertible Preferred Stocks(a)	811,876	—	—		811,876

Total Convertible Preferred Stocks	1,541,484	1,872,415	—		3,413,899

Non-Convertible Preferred Stocks(a)	510,774	—	—		510,774

Total Preferred Stocks	2,052,258	1,872,415	—		3,924,673

Other Investments(a)	—	—	985,586	(d)	985,586
Common Stocks
Internet Software & Services	—	—	8,177	(b)	8,177
All Other Common Stocks(a)	1,213,118	—	—		1,213,118

Total Common Stocks	1,213,118	—	8,177		1,221,295

Warrants(e)	349	—	5,383	(b)	5,732
Short-Term Investments	—	9,639,758	—		9,639,758

Total Investments	3,265,725	168,316,411	2,751,458		174,333,594

Forward Foreign Currency Contracts (unrealized appreciation)	—	233	—		233

Total	$3,265,725	$168,316,644	$2,751,458		$174,333,827

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.
(b)	Fair valued by the Fund’s adviser.
(c)	Valued using broker-dealer bid prices.
(d)	Fair valued by the Fund’s adviser using broker-dealer bid prices for which the inputs are unobservable to the Fund.
(e)	Includes a security fair valued at zero using Level 2 inputs.

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Intermediate Duration Bond Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Bonds and Notes
Non-Convertible Bonds
ABS Car Loan	$—	$11,162,715	$439,742	(b)	$11,602,457
ABS Home Equity	—	1,949,177	23,756	(c)	1,972,933
All Other Non-Convertible Bonds(a)	—	141,767,274	—		141,767,274

Total Non-Convertible Bonds	—	154,879,166	463,498		155,342,664

Municipals(a)	—	276,326	—		276,326

Total Bonds and Notes	—	155,155,492	463,498		155,618,990

Short-Term Investments	—	6,065,192	—		6,065,192

Total	$—	$161,220,684	$463,498		$161,684,182

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.
(b)	Valued using broker-dealer bid prices.
(c)	Fair valued by the Fund’s adviser.

For the year ended September 30, 2016 there were no transfers among Levels 1, 2 and 3.

Limited Term Government and Agency Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Bonds and Notes
ABS Student Loan	$—	$—	$400,000	(b)	$400,000
Agency Commercial Mortgage-Backed Securities	—	150,152,212	11,781,022	(b)	161,933,234
Collateralized Mortgage Obligations	—	132,419,280	1,488,611	(c)	133,907,891
Non-Agency Commercial Mortgage-Backed Securities	—	51,293,185	3,037,018	(b)	54,330,203
All Other Bonds and Notes(a)	—	559,256,816	—		559,256,816

Total Bonds and Notes	—	893,121,493	16,706,651		909,828,144

Short-Term Investments	—	19,857,087	—		19,857,087

Total	$—	$912,978,580	$16,706,651		$929,685,231

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.
(b)	Valued using broker-dealer bid prices.
(c)	Fair valued by the Fund’s adviser.

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Notes to Financial Statements (continued)

September 30, 2016

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value as of September 30, 2015 and/or September 30, 2016:

High Income Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2015	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases
Bonds and Notes
Non-Convertible Bonds
ABS Home Equity	$—	$—	$9,906	$(5,788)	$—
ABS Other	750,966	—	—	—	—
Government Owned - No Guarantee	—	—	—	84,150	510,000
Home Construction	—	27,009	—	(95,096)	—
Non-Agency Commercial Mortgage-Backed Securities	935,000	—	—	(26,126)	—
Senior Loans
Wirelines	—	128	—	(7,763)	—
Other Investments
Aircraft ABS	1,000,000	—	—	(14,414)	—
Common Stocks
Internet Software & Services	—	—	—	(11,863)	20,040
Warrants	—	—	—	5,383	—

Total	$2,685,966	$27,137	$9,906	$(71,517)	$530,040

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Notes to Financial Statements (continued)

September 30, 2016

High Income Fund (continued)

Asset Valuation Inputs (continued)

Investments in Securities	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2016	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2016
Bonds and Notes
Non-Convertible Bonds
ABS Home Equity	$(44,737)	$139,323	$—	$98,704	$(5,788)
ABS Other	—	—	(750,966)	—	—
Government Owned - No Guarantee	—	—	—	594,150	84,150
Home Construction	—	68,110	—	23	(95,096)
Non-Agency Commercial Mortgage-Backed Securities	—	—	—	908,874	(26,126)
Senior Loans
Wirelines	—	158,196	—	150,561	(7,763)
Other Investments
Aircraft ABS	—	—	—	985,586	(14,414)
Common Stocks
Internet Software & Services	—	—	—	8,177	(11,863)
Warrants	—	—	—	5,383	5,383

Total	$(44,737)	$365,629	$(750,966)	$2,751,458	$(71,517)

Debt securities valued at $207,433 were transferred from Level 2 to Level 3 during the period ended September 30, 2016. At September 30, 2015, these securities were valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies. At September 30, 2016, these securities were valued at fair value as determined in good faith by the Fund’s adviser as an independent pricing service did not provide a reliable price for the securities.

Debt securities valued at $750,966 were transferred from Level 3 to Level 2 during the period ended September 30, 2016. At September 30, 2015, these securities were valued using broker-dealer bid prices based on inputs unobservable to the Fund as an independent pricing service was unable to price the securities. At September 30, 2016,

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Notes to Financial Statements (continued)

September 30, 2016

these securities were valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies.

A debt security valued at $158,196 was transferred from Level 2 to Level 3 during the period ended September 30, 2016. At September 30, 2015, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies. At September 30, 2016, this security was valued using broker-dealer bid prices based on inputs unobservable to the Fund as an independent pricing service did not provide a reliable price for the security.

All transfers are recognized as of the beginning of the reporting period.

Intermediate Duration Bond

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2015	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases
Bonds and Notes
Non-Convertible Bonds
ABS Car Loan	$—	$—	$—	$(184)	$439,926
ABS Home Equity	35,366	—	2,597	(1,314)	—

Total	$35,366	$—	$2,597	$(1,498)	$439,926

Investments in Securities	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2016	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2016
Bonds and Notes
Non-Convertible Bonds
ABS Car Loan	$—	$—	$—	$439,742	$(184)
ABS Home Equity	(12,893)	—	—	23,756	(1,628)

Total	$(12,893)	$—	$—	$463,498	$(1,812)

89  |

Notes to Financial Statements (continued)

September 30, 2016

Limited Term Government and Agency Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2015	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases
Bonds and Notes
Non-Convertible Bonds
ABS Student Loan	$—	$—	$—	$—	$400,000
Agency Commercial Mortgage-Backed Securities	14,113,679	—	(341,631)	(93,072)	—
Collateralized Mortgage Obligations	20,837	—	(149,996)	42,763	—
Non-Agency Commercial Mortgage-Backed Securities	3,037,972	—	—	(954)	—

Total	$17,172,488	$—	$(491,627)	$(51,263)	$400,000

Investments in Securities	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2016	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2016
Bonds and Notes
Non-Convertible Bonds
ABS Student Loan	$—	$—	$—	$400,000	$—
Agency Commercial Mortgage-Backed Securities	(1,897,954)	—	—	11,781,022	(312,513)
Collateralized Mortgage Obligations	(2,485,345)	4,060,352	—	1,488,611	42,766
Non-Agency Commercial Mortgage-Backed Securities	—	—	—	3,037,018	(954)

Total	$(4,383,299)	$4,060,352	$—	$16,706,651	$(270,701)

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Notes to Financial Statements (continued)

September 30, 2016

Debt securities valued at $4,060,352 were transferred from Level 2 to Level 3 during the period ended September 30, 2016. At September 30, 2015, these securities were valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies. At September 30, 2016, these securities were valued at fair value as determined in good faith by the Fund’s adviser as an independent pricing service did not provide a reliable price for the securities.

All transfers are recognized as of the beginning of the reporting period.

4.  Derivatives.  Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of an underlying asset, reference rate or index. Derivative instruments that High Income Fund used during the period include forward foreign currency contracts and futures contracts.

High Income Fund is subject to the risk that changes in foreign currency exchange rates will have an unfavorable effect on the value of Fund assets denominated in foreign currencies. The Fund may enter into forward foreign currency contracts for hedging purposes to protect the value of the Fund’s holdings of foreign securities. The Fund may also use forward foreign currency contracts to gain exposure to foreign currencies, regardless of whether securities denominated in such currencies are held in the Fund. During the year ended September 30, 2016, High Income Fund engaged in forward foreign currency transactions for hedging purposes.

High Income Fund is subject to the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income securities. A Fund will be subject to increased interest rate risk to the extent that it invests in fixed-income securities with longer maturities or durations, as compared to investing in fixed-income securities with shorter maturities or durations. The Fund may use futures contracts to hedge against changes in interest rates and to manage its duration without having to buy or sell portfolio securities. During the year ended September 30, 2016, High Income Fund used futures contracts to manage duration.

The following is a summary of derivative instruments for High Income Fund as of September 30, 2016, as reflected within the Statements of Assets and Liabilities:

Assets	Unrealized appreciation on forward foreign currency contracts
Over-the-counter liability derivatives
Foreign exchange contracts	$233

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Notes to Financial Statements (continued)

September 30, 2016

Transactions in derivative instruments for High Income Fund during the year ended September 30, 2016, as reflected within the Statements of Operations, were as follows:

Net Realized Gain (Loss) on:	Futures contracts	Foreign currency transactions[1]
Interest rate contracts	$(176,542)	$—
Foreign exchange contracts	—	281,234

Total	$(176,542)	$281,234

Net Change in Unrealized Appreciation (Depreciation) on:	Futures contracts	Foreign currency translations[1]
Interest rate contracts	$160,868	$—
Foreign exchange contracts	—	(263,174)

Total	$160,868	$(263,174)

[1]

Represents realized gain and change in unrealized appreciation (depreciation), respectively, for forward foreign currency contracts during the period. Does not include other foreign currency gains or losses included in the Statements of Operations.

As the Funds value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Funds’ investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these disclosures.

The volume of forward foreign currency contract and futures contract activity, as a percentage of net assets, based on gross month-end notional amounts outstanding during the period, including long and short positions at absolute value, was as follows for the year ended September 30, 2016:

High Income Fund	Forwards	Futures
Average Notional Amount Outstanding	1.18%	2.28%
Highest Notional Amount Outstanding	2.03%	7.49%
Lowest Notional Amount Outstanding	0.11%	0.00%
Notional Amount Outstanding as of September 30, 2016	0.11%	0.00%

Notional amounts outstanding at the end of the prior period are included in the average notional amount outstanding.

Unrealized gain and/or loss on open forwards and futures is recorded in the Statements of Assets and Liabilities. The aggregate notional values of forward and futures contracts are not recorded in the Statements of Assets and Liabilities, and therefore are not included in the Funds’ net assets.

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Notes to Financial Statements (continued)

September 30, 2016

Over-the-counter derivatives, including forward foreign currency contracts, are entered into pursuant to International Swaps and Derivatives Association, Inc. (“ISDA”) agreements negotiated between the Funds and their counterparties. ISDA agreements typically contain, among other things, terms for the posting of collateral and master netting provisions in the event of a default or other termination event. Collateral is posted by a Fund or the counterparty to the extent of the net mark-to-market exposure to the other party of all open contracts under the agreement, subject to minimum transfer requirements. Master netting provisions allow the Funds and the counterparty, in the event of a default or other termination event, to offset amounts owed by each related to derivative contracts, including any posted collateral, to one net amount payable by either the Funds or the counterparty. The Funds’ ISDA agreements typically contain provisions that allow a counterparty to terminate open contracts early if the NAV of a Fund declines beyond a certain threshold. For financial reporting purposes, the Funds do not offset derivative assets and liabilities, and any related collateral received or pledged, on the Statements of Assets and Liabilities.

As of September 30, 2016, gross amounts of over-the-counter derivative assets and liabilities not offset in the Statements of Assets and Liabilities and the related net amounts after taking into account master netting arrangements by counterparty, are as follows:

High Income Fund

Counterparty	Gross Amounts of Assets	Offset Amount	Net Asset Balance	Collateral (Received)/ Pledged	Net Amount
Bank of America, N.A.	$233	$—	$233	$—	$233

The actual collateral received or pledged, if any, may exceed the amounts shown in the table due to overcollateralization. Timing differences may exist between when contracts under the ISDA agreements are marked-to-market and when collateral moves. The ISDA agreements include tri-party control agreements under which collateral is held for the benefit of the secured party at a third party custodian, State Street Bank.

Counterparty risk is managed based on policies and procedures established by each Fund’s adviser. Such policies and procedures may include, but are not limited to, minimum counterparty credit rating requirements, monitoring of counterparty credit default swap spreads and posting of collateral. A Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the Fund’s aggregated unrealized gains and the amount of any collateral pledged to the counterparty, which may be offset by any collateral posted to the Fund by the counterparty. ISDA master agreements can help to manage counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under these ISDA agreements,

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Notes to Financial Statements (continued)

September 30, 2016

collateral is routinely transferred if the total net exposure in respect of certain transactions, net of existing collateral already in place, exceeds a specified amount (typically $250,000, depending on the counterparty). With exchange-traded derivatives, there is minimal counterparty credit risk to the Fund because the exchange’s clearinghouse, as counterparty to these instruments, stands between the buyer and the seller of the contract. Credit risk still exists in exchange-traded derivatives with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro rata basis across all of the broker’s customers, potentially resulting in losses to the Fund. Based on balances reflected on each Fund’s Statement of Assets and Liabilities, the following table shows (i) the maximum amount of loss due to credit risk that, based on the gross fair value of the financial instrument, the applicable Fund would incur if parties (including OTC derivative counterparties and brokers holding margin for exchange-traded derivatives) to the relevant financial instruments failed completely to perform according to the terms of the contracts and the collateral or other security, if any, for the amount due proved to be of no value to the Fund, and (ii) the amount of loss that the applicable Fund would incur after taking into account master netting provisions pursuant to ISDA agreements, as of September 30, 2016:

Fund	Maximum Amount of Loss - Gross	Maximum Amount of Loss - Net
High Income Fund	$7,233	$7,233

5.  Purchases and Sales of Securities.  For the year ended September 30, 2016, purchases and sales of securities (excluding short-term investments and including paydowns) were as follows:

	U.S. Government/ Agency Securities		Other Securities
Fund	Purchases	Sales	Purchases	Sales
High Income Fund	$9,985,547	$13,851,481	$49,568,649	$52,338,522
Intermediate Duration Bond Fund	77,188,897	51,415,612	177,222,785	142,480,422
Limited Term Government and Agency Fund	919,322,168	900,410,968	140,894,958	67,739,496

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Notes to Financial Statements (continued)

September 30, 2016

6.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees.  Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as investment adviser to each Fund. Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets:

	Percentage of Average Daily Net Assets
Fund	First $100 million	Next $400 million	Next $1.5 billion	Over $2 billion
High Income Fund	0.6000%	0.6000%	0.6000%	0.6000%
Intermediate Duration Bond Fund	0.2500%	0.2500%	0.2500%	0.2500%
Limited Term Government and Agency Fund	0.3750%	0.3750%	0.3500%	0.3000%

Loomis Sayles has given binding undertakings to the Funds to waive management fees and/or reimburse certain expenses to limit the Funds’ operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes, organizational and extraordinary expenses such as litigation and indemnification expenses. These undertakings are in effect until January 31, 2017 (January 31, 2018 for Intermediate Duration Bond Fund), may be terminated before then only with the consent of the Funds’ Board of Trustees, and are reevaluated on an annual basis. Management fees payable, as reflected on the Statements of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings. Waivers/reimbursements that exceed management fees payable are reflected on the Statements of Assets and Liabilities as receivable from investment adviser.

For the year ended September 30, 2016 (period ending close of business January 11, 2016, for Class B) the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class B	Class C	Class Y
High Income Fund	1.10%	1.85%	1.85%	0.85%
Intermediate Duration Bond Fund	0.65%	—	1.40%	0.40%
Limited Term Government and Agency Fund	0.80%	1.55%	1.55%	0.55%

Loomis Sayles shall be permitted to recover expenses borne under the expense limitation agreements (whether through waiver of its management fees or otherwise) on a class by class basis in later periods to the extent the annual operating expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

95  |

Notes to Financial Statements (continued)

September 30, 2016

For the year ended September 30, 2016, the management fees and waivers of management fees for each Fund were as follows:

	Gross Management Fees	Waivers of Management Fees[1]	Net Management Fees	Percentage of Average Daily Net Assets
Fund				Gross	Net
High Income Fund	$971,664	$67,553	$904,111	0.600%	0.558%
Intermediate Duration Bond Fund	330,657	96,550	234,107	0.250%	0.177%
Limited Term Government and Agency Fund	3,309,940	—	3,309,940	0.364%	0.364%

[1]	Management fee waivers are subject to possible recovery until September 30, 2017.

No expenses were recovered for any of the Funds during the year ended September 30, 2016 under the terms of the expense limitation agreements.

Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trust. Loomis Sayles’ general partner is indirectly owned by Natixis Global Asset Management, L.P. (“Natixis US”), which is part of Natixis Global Asset Management, an international asset management group based in Paris, France.

b.  Service and Distribution Fees.  NGAM Distribution, L.P. (“NGAM Distribution), which is a wholly-owned subsidiary of Natixis US, has entered into a distribution agreement with the Trusts. Pursuant to this agreement, NGAM Distribution serves as principal underwriter of the Funds of the Trusts.

Pursuant to Rule 12b-1 under the 1940 Act, the Trusts have adopted a Service Plan relating to each Fund’s Class A shares (the “Class A Plans”) (effective August 31, 2016 for Intermediate Duration Bond Fund), and a Distribution and Service Plan relating to each Fund’s Class B and Class C shares (the “Class B and Class C Plans”).

Under the Class A Plans, each Fund pays NGAM Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class A shares, as reimbursement for expenses incurred by NGAM Distribution in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class B and Class C Plans, each Fund pays (or paid) NGAM Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class B and Class C shares, as compensation for services provided by NGAM Distribution in providing personal services to investors in Class B and Class C shares and/or the maintenance of shareholder accounts.

Also under the Class B and Class C Plans, each Fund pays (or paid) NGAM Distribution a monthly distribution fee at the annual rate of 0.75% of the average daily net assets

|  96

Notes to Financial Statements (continued)

September 30, 2016

attributable to the Fund’s Class B and Class C shares, as compensation for services provided by NGAM Distribution in connection with the marketing or sale of Class B and Class C shares.

For the year ended September 30, 2016, the service and distribution fees for each Fund were as follows:

	Service Fees				Distribution Fees
Fund	Class A	Class B	Class C		Class B	Class C
High Income Fund	$85,726	$1	$29,545		$2	$88,636
Intermediate Duration Bond Fund	4,001	—	—	(a)	—	1
Limited Term Government and Agency Fund	1,002,251	1,734	193,399		5,201	580,197

(a)	Less than $1.

Prior to August 31, 2016, pursuant to Rule 12b-1 under the 1940 Act, Intermediate Duration Bond Fund had adopted a Distribution Plan relating to the Fund’s Retail Class shares (the “Retail Class Plan”). Under the Retail Class Plan, the Fund paid NGAM Distribution a monthly distribution fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Retail Class shares, as compensation for services provided by NGAM Distribution in connection with the marketing or sale of Retail Class shares or for payments made by NGAM Distribution to securities dealers or other financial intermediaries as commissions, asset-based sales charges or other compensation with respect to the sale of Retail Class shares, or for providing personal services to investors and/or the maintenance of shareholder accounts.

For the period ended August 31, 2016, Retail Class shares of Intermediate Duration Bond Fund paid $44,480 in distribution fees.

c.  Administrative Fees.  NGAM Advisors, L.P. (“NGAM Advisors”) provides certain administrative services for the Funds and contracts with State Street Bank to serve as sub-administrator. NGAM Advisors is a wholly-owned subsidiary of Natixis US. Pursuant to an agreement among Natixis Funds Trusts, Loomis Sayles Funds Trusts and NGAM Advisors, each Fund pays NGAM Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts and Loomis Sayles Funds Trusts, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion, 0.0350% of the next $30 billion and 0.0325% of such assets in excess of $90 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts and Loomis Sayles Funds Trusts of $10 million, which is reevaluated on an annual basis.

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Notes to Financial Statements (continued)

September 30, 2016

For the year ended September 30, 2016, the administrative fees for each Fund were as follows:

Fund	Administrative Fees
High Income Fund	$71,381
Intermediate Duration Bond Fund	58,358
Limited Term Government and Agency Fund	401,349

d.  Sub-Transfer Agent Fees.  NGAM Distribution has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Funds and has agreed to compensate the intermediaries for providing those services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. These services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly at the Funds’ transfer agent. Accordingly, the Funds have agreed to reimburse NGAM Distribution for all or a portion of the servicing fees paid to these intermediaries. The reimbursement amounts (sub-transfer agent fees) paid to NGAM Distribution are subject to a current per-account equivalent fee limit approved by the Funds’ Board of Trustees, which is based on fees for similar services paid to the Funds’ transfer agent and other service providers.

For the year ended September 30, 2016, the sub-transfer agent fees (which are reflected in transfer agent fees and expenses in the Statements of Operations) for each Fund were as follows:

Fund	Sub-Transfer Agent Fees
High Income Fund	$166,948
Intermediate Duration Bond Fund	37,313
Limited Term Government and Agency Fund	403,560

As of September 30, 2016, the Funds owe NGAM Distribution the following reimbursements for sub-transfer agent fees (which are reflected in the Statements of Assets and Liabilities as payable to distributor):

Fund	Reimbursements of Sub-Transfer Agent Fees
High Income Fund	$2,170
Intermediate Duration Bond Fund	670
Limited Term Government and Agency Fund	5,346

|  98

Notes to Financial Statements (continued)

September 30, 2016

e.  Commissions.  Commissions (including CDSCs) on Fund shares retained by NGAM Distribution during the year ended September 30, 2016 were as follows:

Fund	Commissions
High Income Fund	$2,704
Limited Term Government and Agency Fund	49,660

f.  Trustees Fees and Expenses.  The Trusts do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of NGAM Advisors, NGAM Distribution, Natixis US or their affiliates. The Chairperson of the Board of Trustees receives a retainer fee at the annual rate of $325,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $155,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, the chairperson of the Contract Review Committee and the chairperson of the Audit Committee each receive an additional retainer fee at the annual rate of $17,500. The chairperson of the Governance Committee receives an additional retainer fee at the annual rate of $10,000. Each Contract Review Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts and Loomis Sayles Funds Trusts based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Prior to January 1, 2016, the Chairperson of the Board received a retainer fee at the annual rate of $300,000 and each Independent Trustee (other than the Chairperson) received, in the aggregate, a retainer fee at the annual rate of $130,000. The chairperson of the Governance Committee received an additional retainer fee at the annual rate of $5,000. All other Trustee fees remained unchanged.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts and Loomis Sayles Funds Trusts as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts and Loomis Sayles Funds Trusts, and are normally reflected as Trustees’ fees and expenses

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Notes to Financial Statements (continued)

September 30, 2016

in the Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees in the Statements of Assets and Liabilities.

g.  Affiliated Ownership.  As of September 30, 2016, Natixis US held shares of Intermediate Duration Bond Fund representing less than 0.01% of the Fund’s net assets. Loomis Sayles Employees’ Profit Sharing Retirement Plan (“Retirement Plan”) held shares of the Funds representing the following percentages of the Fund’s net assets:

Fund	Retirement Plan
Intermediate Duration Bond Fund	0.76%
Limited Term Government and Agency Fund	0.49%

Investment activities of affiliated shareholders could have material impacts on the Funds.

h.  Payment by Affiliates.  For the year ended September 30, 2016, Loomis Sayles reimbursed High Income Fund $2,130 in connection with a trading error.

7.  Line of Credit.  Effective April 14, 2016, each Fund, together with certain other funds of Natixis Funds Trusts and Loomis Sayles Funds Trusts, entered into a 364-day, $400,000,000 syndicated, committed, unsecured line of credit with Citibank, N.A. to be used for temporary or emergency purposes only. Any one Fund may borrow up to the full $400,000,000 under the line of credit (as long as all borrowings by all Funds in the aggregate do not exceed the $400,000,000 limit at any time), subject to each Fund’s investment restrictions. Interest is charged to the Funds at a rate equal to the greater of the eurodollar or the federal funds rate plus 1.00%. In addition, a commitment fee of 0.10% per annum, payable on the last business day of each month, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit. The Funds paid an arrangement fee, an upfront fee, and other fees in connection with the new line of credit agreement, which are being amortized over a period of 364 days and are reflected as miscellaneous expenses on the Statements of Operations. The unamortized balance is reflected as prepaid expenses on the Statements of Assets and Liabilities.

Prior to April 14, 2016 each Fund, together with certain other funds of Natixis Funds Trusts and Loomis Sayles Funds Trusts, participated in a $150,000,000 committed unsecured line of credit provided by State Street Bank. Any one Fund was able to borrow up to the full $150,000,000 under the line of credit (as long as all borrowings by all Funds in the aggregate do not exceed the $150,000,000 limit at any time). Interest was charged to each participating Fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 1.25%. In addition, a commitment fee of 0.15% per annum, payable at the end of each calendar quarter, was accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

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Notes to Financial Statements (continued)

September 30, 2016

For the year ended September 30, 2016, none of the Funds had borrowings under these agreements.

8.  Concentration of Risk.   Limited Term Government and Agency Fund’s investments in mortgage-related and asset-backed securities are subject to certain risks not associated with investments in other securities. Mortgage-related and asset-backed securities are subject to the risk that unexpected changes in interest rates will have a direct effect on expected maturity. A shortened maturity may result in the reinvestment of prepaid amounts in securities with lower yields than the original obligations. An extended maturity may result in a reduction of a security’s value.

Each Fund’s investments in foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Greater political, economic, credit and information risks are also associated with foreign securities.

9.  Concentration of Ownership.  From time to time, a Fund may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of such accounts could have material impacts on the Funds. As of September 30, 2016, based on management’s evaluation of the shareholder account base, the Funds had accounts representing controlling ownership of more than 5% of the Fund’s total outstanding shares. The number of such accounts, based on accounts that represent more than 5% of an individual class of shares, and the aggregate percentage of net assets represented by such holdings were as follows:

Fund	Number of 5% Account Holders	Percentage of Ownership
High Income Fund	2	19.34%
Intermediate Duration Bond Fund	5	44.13%

Omnibus shareholder accounts for which NGAM Advisors understands that the intermediary has discretion over the underlying shareholder accounts or investment models where a shareholder account may be invested for a non-discretionary customer are included in the table above. For other omnibus accounts, the Funds do not have information on the individual shareholder accounts underlying the omnibus accounts; therefore, there could be other 5% shareholders in addition to those disclosed in the table above.

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Notes to Financial Statements (continued)

September 30, 2016

10.  Capital Shares.  Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Year Ended September 30, 2016		Year Ended September 30, 2015
High Income Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	5,509,748	$22,242,447	7,165,895	$31,113,644
Issued in connection with the reinvestment of distributions	299,177	1,169,586	580,589	2,471,372
Redeemed	(7,071,447)	(28,018,252)	(7,757,369)	(33,308,895)

Net change	(1,262,522)	$(4,606,219)	(10,885)	$276,121

Class B(a)
Issued in connection with the reinvestment of distributions	4	17	790	3,364
Redeemed	(623)	(2,485)	(27,193)	(117,824)

Net change	(619)	$(2,468)	(26,403)	$(114,460)

Class C
Issued from the sale of shares	799,861	$3,141,922	649,877	$2,832,749
Issued in connection with the reinvestment of distributions	88,851	345,998	166,683	709,594
Redeemed	(1,144,474)	(4,485,915)	(900,836)	(3,893,227)

Net change	(255,762)	$(997,995)	(84,276)	$(350,884)

Class Y
Issued from the sale of shares	14,901,804	$58,204,609	28,556,251	$124,963,285
Issued in connection with the reinvestment of distributions	1,041,928	4,056,961	1,781,224	7,571,272
Redeemed	(14,689,863)	(57,325,101)	(28,942,559)	(125,371,469)

Net change	1,253,869	$4,936,469	1,394,916	$7,163,088

Increase (decrease) from capital share transactions	(265,034)	$(670,213)	1,273,352	$6,973,865

(a)	On January 11, 2016, Class B shares were converted into Class A shares. See Note 1 of Notes to Financial Statements.

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Notes to Financial Statements (continued)

September 30, 2016

10.  Capital Shares (continued).

	Year Ended September 30, 2016		Year Ended September 30, 2015
Intermediate Duration Bond Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	525,035	$5,443,679	1,537,057	$16,023,946
Issued in connection with the reinvestment of distributions	43,720	453,187	18,774	195,640
Redeemed	(505,357)	(5,247,036)	(353,439)	(3,689,833)

Net change	63,398	$649,830	1,202,392	$12,529,753

Class C*
Issued from the sale of shares	293,283	$3,088,274	—	$—
Issued in connection with the reinvestment of distributions	— (a)	1	—	—

Net change	293,283	$3,088,275	—	$—

Class Y
Issued from the sale of shares	7,746,460	$80,334,377	4,218,161	$44,085,723
Issued in connection with the reinvestment of distributions	231,356	2,401,500	164,768	1,719,664
Redeemed	(1,681,603)	(17,455,864)	(2,280,808)	(23,952,128)
Redeemed in-kind (Note 11)	(1,574,765)	(16,409,056)	—	—

Net change	4,721,448	$48,870,957	2,102,121	$21,853,259

Increase (decrease) from capital share transactions	5,078,129	$52,609,062	3,304,513	$34,383,012

*	From commencement of Class operations on August 31, 2016 through September 30, 2016.
(a)	Amount rounds to less than one share.

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Notes to Financial Statements (continued)

September 30, 2016

10.  Capital Shares (continued).

	Year Ended September 30, 2016		Year Ended September 30, 2015
Limited Term Government and Agency Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	23,688,131	$272,639,541	9,649,293	$111,950,383
Issued in connection with the reinvestment of distributions	418,361	4,816,572	375,777	4,361,038
Redeemed	(15,575,978)	(179,339,659)	(7,161,541)	(83,105,890)

Net change	8,530,514	$98,116,454	2,863,529	$33,205,531

Class B(a)
Issued from the sale of shares	1,448	$16,709	4,412	$51,055
Issued in connection with the reinvestment of distributions	426	4,887	2,463	28,567
Redeemed	(230,595)	(2,644,555)	(140,481)	(1,628,030)

Net change	(228,721)	$(2,622,959)	(133,606)	$(1,548,408)

Class C
Issued from the sale of shares	4,330,687	$49,825,855	2,240,435	$26,003,916
Issued in connection with the reinvestment of distributions	29,632	341,361	27,082	314,602
Redeemed	(3,475,708)	(40,028,796)	(1,711,009)	(19,866,952)

Net change	884,611	$10,138,420	556,508	$6,451,566

Class Y
Issued from the sale of shares	22,122,240	$255,439,801	24,653,312	$286,964,981
Issued in connection with the reinvestment of distributions	391,770	4,524,155	339,019	3,946,537
Redeemed	(24,037,266)	(277,502,192)	(16,140,773)	(187,902,947)

Net change	(1,523,256)	$(17,538,236)	8,851,558	$103,008,571

Increase (decrease) from capital share transactions	7,663,148	$88,093,679	12,137,989	$141,117,260

(a)	On January 11, 2016, Class B shares were converted into Class A shares. See Note 1 of Notes to Financial Statements.

11.  Redemption In-Kind.  In certain circumstances, a Fund may distribute portfolio securities rather than cash as payment for redemption of Fund shares (redemption in-kind). For financial reporting purposes, the Fund will recognize a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities; the Fund will recognize a loss if the cost exceeds value. Gains and losses realized on redemptions in-kind are not recognized for tax purposes, and are re-classified from realized gain (loss) to paid-in-capital. The Intermediate Duration Bond Fund realized a loss of $16,464 on redemptions in-kind during the year ended September 30, 2016. This amount is included in realized gain (loss) on the Statements of Operations.

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Notes to Financial Statements (continued)

September 30, 2016

12.  Subsequent Event.  Effective November 30, 2016, High Income Fund will begin offering Class N shares to investors. Class N shares are offered with no initial minimum investment to certain retirement plans held in an omnibus fashion and fund of funds that are distributed by NGAM Distribution and with an initial minimum investment of $1,000,000 to other categories of investors.

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Report of Independent Registered Public

Accounting Firm

To the Trustees of Loomis Sayles Funds Trust I and Loomis Sayles Funds Trust II and Shareholders of Loomis Sayles Intermediate Duration Fixed Income Fund, Loomis Sayles High Income Fund and Loomis Sayles Limited Term Government and Agency Fund:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Loomis Sayles Intermediate Duration Fixed Income Fund, a series of Loomis Sayles Funds Trust I, and Loomis Sayles High Income Fund and Loomis Sayles Limited Term Government and Agency Fund, each a series of Loomis Sayles Funds Trust II (collectively, the “Funds”) at September 30, 2016, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2016 by correspondence with the custodian, agent banks and brokers, provide a reasonable basis for our opinion expressed above.

PricewaterhouseCoopers LLP

Boston, Massachusetts

November 21, 2016

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2016 U.S. Tax Distribution Information To Shareholders (Unaudited)

Corporate Dividends Received Deduction.  For the fiscal year ended September 30, 2016, a percentage of dividends distributed by the Fund listed below qualifies for the dividends received deduction for corporate shareholders. This percentage is as follows:

Fund	Qualifying Percentage
High Income	2.39%

Capital Gains Distributions.  Pursuant to Internal Revenue Section 852(b), the following Fund paid distributions, which have been designated as capital gains distributions for the fiscal year ended September 30, 2016, unless subsequently determined to be different.

Fund	Amount
High Income	$396,248

Qualified Dividend Income.  For the fiscal year ended September 30, 2016, the Fund below will designate up to the maximum amount allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. If the Fund pays a distribution during calendar year 2016, complete information will be reported in conjunction with Form 1099-DIV.

Fund
High Income

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Trustee and Officer Information

The tables below provide certain information regarding the trustees and officers of Loomis Sayles Funds I and Loomis Sayles Funds II (the “Trusts”). Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116. The Funds’ Statement(s) of Additional Information include additional information about the trustees of the Trusts and are available by calling Natixis Funds at 800-225-5478.

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES

Kenneth A. Drucker (1945)	Trustee since 2008 Chairperson of the Audit Committee and Governance Committee Member	Retired	44 None	Significant experience on the Board and on the boards of other business organizations (including at investment companies); executive experience (including as treasurer of an aerospace, automotive, and metal manufacturing corporation)

Edmond J. English (1953)	Trustee since 2013 Audit Committee Member	Chief Executive Officer of Bob’s Discount Furniture (retail)	44 Director, Burlington Stores, Inc. (retail); Formerly, Director, BJ’s Wholesale Club (retail)	Experience on the Board and significant experience on the boards of other business organizations (including retail companies and a bank); executive experience (including at a retail company)

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Richard A. Goglia (1951)	Trustee since 2015 Audit Committee Member	Retired; formerly Vice President and Treasurer of Raytheon Company (defense)	44 None	Experience on the Board and executive experience (including his role as vice president and treasurer of a defense company and experience at a financial services company)

Wendell J. Knox (1948)	Trustee since 2009 Contract Review Committee Member and Governance Committee Member	Director of Abt Associates Inc. (research and consulting)	44 Director, Eastern Bank (bank); Director, The Hanover Insurance Group (property and casualty insurance)	Significant experience on the Board and on the boards of other business organizations (including at a bank and at a property and casualty insurance firm); executive experience (including roles as president and chief executive officer of a research and consulting company)

109  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Martin T. Meehan (1956)	Trustee since 2012 Contract Review Committee Member	President, University of Massachusetts; formerly, Chancellor and faculty member, University of Massachusetts Lowell	44 None	Experience on the Board and on the boards of other business organizations; experience as President of the University of Massachusetts; government experience (including as a member of the U.S. House of Representatives); academic experience

Sandra O. Moose (1942)	Chairperson of the Board of Trustees since November 2005 Trustee since 2003 Ex Officio member of the Audit Committee, the Contract Review Committee and the Governance Committee	President, Strategic Advisory Services (management consulting)	44 Formerly, Director, AES Corporation (international power company); formerly, Director, Verizon Communications (telecommunications company)	Significant experience on the Board and on the boards of other business organizations (including at a telecommunications company, an international power company and a specialty chemicals corporation); executive experience (including at a management consulting company)

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

James P. Palermo (1955)	Trustee since 2016 Contract Review Committee Member	Founding Partner, Breton Capital Management, LLC (private equity); formerly, Chief Executive Officer of Global Client Management of The Bank of New York Mellon Corporation	44 None	Experience on the Board; financial services industry and executive experience (including roles as chief executive officer of client management and asset servicing for a banking and financial services company)

Erik R. Sirri (1958)	Trustee since 2009 Audit Committee Member	Professor of Finance at Babson College	44 None	Significant experience on the Board; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist

Peter J. Smail (1952)	Trustee since 2009 Chairperson of the Contract Review Committee and Governance Committee Member	Retired	44 None	Significant experience on the Board; mutual fund industry and executive experience (including roles as president and chief executive officer for an investment adviser)

111  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Cynthia L. Walker (1956)	Trustee since 2005 Chairperson of the Governance Committee and Contract Review Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine	44 None	Significant experience on the Board; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

INTERESTED TRUSTEES

Kevin P. Charleston[3] (1965) One Financial Center Boston, MA 02111	Trustee since 2015 President and Chief Executive Officer of Loomis Sayles Funds I since 2015	President, Chief Executive Officer and Director; formerly, Chief Financial Officer, Loomis, Sayles & Company, L.P.	44 None	Experience on the Board; continuing service as President, Chief Executive Officer and Director of Loomis, Sayles & Company, L.P.

David L. Giunta[4] (1965)	Trustee since 2011 President since 2008 and Chief Executive Officer since 2015 of Loomis Sayles Funds II and Executive Vice President of Loomis Sayles Funds I since 2008	President and Chief Executive Officer, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.	44 None	Significant experience on the Board; continuing experience as President and Chief Executive Officer of NGAM Advisors, L.P.

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INTERESTED TRUSTEES continued

John T. Hailer[5] (1960)	Trustee since 2003	President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.	44 None	Significant experience on the Board; continuing experience as President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.

[1]

Each trustee serves until retirement, resignation or removal from the Board. The current retirement age is 75. The position of Chairperson of the Board is appointed for a three-year term. Ms. Moose was appointed to serve an additional three-year term as the Chairperson of the Board on December 13, 2013.

[2]

The trustees of the Trusts serve as trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (collectively, the “Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (collectively, the “Loomis Sayles Funds Trusts”) and Natixis ETF Trust (collectively, the “Fund Complex”).

[3]

Mr. Charleston is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President and Chief Executive Officer of Loomis, Sayles & Company, L.P.

[4]

Mr. Giunta is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President and Chief Executive Officer of NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

[5]

Mr. Hailer is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years[2]

OFFICERS OF THE TRUST

Daniel J. Fuss (1933) One Financial Center Boston, MA 02111	Executive Vice President of Loomis Sayles Funds I and Loomis Sayles Funds II	Since June 2003	Vice Chairman and Director, Loomis, Sayles & Company, L.P.

Russell L. Kane (1969)	Secretary, Clerk and Chief Legal Officer	Since July 2016	Executive Vice President, General Counsel, Secretary and Clerk, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.; formerly, Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since October 2004	Senior Vice President, NGAM Advisors, L.P. and NGAM Distribution, L.P.

Rosa Licea-Mailloux (1976)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Since July 2016	Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.; formerly, Associate General Counsel, NGAM Distribution, L.P.

[1]

Each officer of the Trusts serves for an indefinite term in accordance with the Trusts’ current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]

Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Mr. Fuss is not an officer of the Natixis Funds Trusts. Previous positions during the past five years with NGAM Distribution, L.P., NGAM Advisors, L.P. or Loomis, Sayles & Company, L.P. are omitted, if not materially different from a trustee’s or officer’s current position with such entity.

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ANNUAL REPORT

September 30, 2016

Loomis Sayles Investment Grade Bond Fund

Loomis Sayles Strategic Income Fund

Portfolio Review  page 1

Portfolio of Investments  page 18

Financial Statements  page  51

Notes to Financial Statements  page 65

LOOMIS SAYLES INVESTMENT GRADE BOND FUND

Managers	Symbols
Matthew J. Eagan, CFA®	Class A LIGRX
Daniel J. Fuss, CFA®, CIC	Class C LGBCX
Brian P. Kennedy	Class N LGBNX
Elaine M. Stokes	Class Y LSIIX
Loomis, Sayles & Company, L.P.	Admin Class LIGAX

Investment Goal

The Fund seeks high total investment return through a combination of current income and capital appreciation.

Market Conditions

In the beginning of the period, the Federal Reserve (Fed) raised interest rates for the first time since June 2006. This led to modest losses within investment-grade markets and added to an already challenging environment for high yield. After oil prices bottomed in mid-February, capital returned to markets and riskier assets rebounded strongly. Volatility spiked temporarily in June following the U.K. referendum vote to leave the European Union (EU), but conditions were generally calm for the remainder of the period. Fixed-income markets finished the period on a positive note and added to full-year gains.

After declining through mid-February, U.S. high yield became a sought-after asset. The sector rewarded investors by producing strong and steady gains with minimal volatility. Spreads (the difference in yield between non-Treasury and Treasury securities of similar maturity) are trading inside the long-term average, but remain above the lows of 2014. Lower-quality credits and cyclical sectors outperformed during the period as the search for yield presses onward.

Investment-grade corporate bonds also performed well during the one-year period, bouncing back from the lows experienced during the fourth quarter of 2015. The sector’s longer duration (price sensitivity to interest rate changes) was a positive tailwind as longer-maturity yields declined. Overall returns were positive across all sectors, with cyclical sectors and energy performing well during the second half of the period.

For roughly the first half of the period, the U.S. dollar continued to strengthen against most major global currencies. But the Fed struck a more dovish tone early in 2016, and this contributed to a pause in the dollar bull market. A more stable dollar supported currencies — particularly those in the emerging markets — that suffered during the dollar’s ascent. The recovery in oil prices also helped ease the strain on commodity-related currencies.

Performance Results

For the 12 months ended September 30, 2016, Class A shares of the Loomis Sayles Investment Grade Bond Fund returned 8.06%. The fund outperformed its benchmark, the Bloomberg Barclays U.S. Government/Credit Bond Index, which returned 5.86%.

Explanation of Fund Performance

The fund’s outperformance was primarily due to out-of-benchmark allocations to high yield, convertible and equity securities. Within the high yield sector, exposure to industrials

1  |

and financials helped buoy performance. In particular, securities in the metals and mining and energy industries were among the top contributors, appreciating in value along with commodity prices. Selected high yield finance companies also boosted return, and the financials sector was a top contributor within the investment-grade corporate allocation, largely due to banking names. Name-specific exposure to the technology sector drove performance in the convertible and equity allocations.

Our shorter-than-benchmark duration detracted from results as interest rates declined over the period. The effects were most pronounced in the investment-grade industrial and utility sectors, where the fund maintained a shorter duration. Overall, non-U.S.-dollar-denominated securities detracted from performance, as uneven economic outlooks and divergent monetary policies weighed on most currencies relative to the dollar. The continued strength of the U.S. dollar pressured developed and emerging market currencies. Holdings denominated in the Mexican peso lagged. In the wake of the U.K. Brexit vote in late June, growth expectations slowed in the U.K. and Europe, causing holdings denominated in the British pound and euro to depreciate in value and detract from performance. Our positioning in Canadian dollar-denominated securities also weighed on results. During the period the Fund’s distributions were reduced to reflect the realization of currency losses from certain bond sales and maturities.

Outlook

Our outlook for the U.S. and global economies remains positive, with expectations for better growth momentum through the end of the year. In the U.S., we expect steady gains in employment, increased bank lending and stronger consumer confidence to support Gross Domestic Product (GDP) growth. The global economy is facing more headwinds but should experience modestly stronger growth next year, led by a healthier U.S. economy and still-accommodative global central bank policies.

Inflation expectations remain low. However, U.S. inflation is showing signs of acceleration and recent economic data have been favorable. We think the Fed is likely to raise rates in December if market conditions remain stable.

Oil prices are likely to be range-bound over the short term as elevated supply should be countered by OPEC’s expected production cut in November. We remain constructive on intermediate- to longer-term oil prices and expect that supply and demand will adjust.

We expect low global yields to continue supporting flows into U.S. credit, but at a more modest pace. In this environment, we intend to maintain a yield cushion in our portfolios through exposure to corporate bonds. Credit fundamentals have been stable, reflecting a slowly improving U.S. economy. However, downside risks — including slowing profit growth, rising leverage and free cash flow approaching peak levels — are increasing as we move further into the late stage of the credit cycle.1 Despite these risks, we believe the current phase of the credit cycle can continue for some time, and we do not expect a significant increase in corporate defaults in 2017.

Within credit, we favor the investment-grade financials, technology and energy sectors. We are also biased to higher-quality high yield. Convertible bonds continue to look attractive, and our focus has shifted from equity-sensitive convertibles to more balanced and credit-sensitive issues. We believe these securities offer yield and upside potential with more limited downside risk.

[1]	A credit cycle is a cyclical pattern that follows credit availability and corporate health.

|  2

LOOMIS SAYLES INVESTMENT GRADE BOND FUND

The Fed’s slow and cautious approach has helped keep the U.S. dollar range-bound against major currencies. Over the long term, improving global growth and further stability in commodities could support non-U.S.-dollar-denominated bonds. We are beginning to see more divergence in emerging market country fundamentals and political backdrops, which could expand potential relative value opportunities. We intend to maintain our current positions, which we believe represent long-term value, but are cautious on further exposure until we get better clarity on some of these evolving macro trends.

Risks include growing geopolitical risks, a prolonged period of low economic growth, declining corporate profit expectations and a shift to downturn in the U.S. credit cycle. Looking ahead, we remain focused on careful security selection using fundamental credit analysis. We intend to build on our key investment themes of yield and diversification, using our reserve allocation during periods of extreme short-term market dislocation to potentially add long-term value.

Since early 2015, monthly or quarterly ordinary income distributions for certain Loomis Sayles-managed fixed-income funds have been below historic averages. This is primarily due to the impact of foreign currency losses. Fund officers have analyzed the fund’s current portfolio of investments, schedule of maturities and the corresponding amounts of unrealized currency losses that may become realized in the fiscal year ending on September 30, 2017. Based on this analysis, fund officers believe that realized currency losses may have a less significant impact on this fund’s distributions in the 2017 fiscal year. As a result, the distribution amount may improve going forward. This analysis is based on certain assumptions, including but not limited to the level of foreign currency exchange rates, security prices, interest rates and the net asset level of the fund. Changes to these assumptions could impact the analysis and the amounts of future fund distributions.

Hypothetical Growth of $10,000 Investment in Class A Shares4

September 30, 2006 through September 30, 2016

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Average Annual Total Returns — September 30, 20164

					Expense Ratio[5]
	1 Year	5 Years	10 Years	Life of Class N	Gross	Net

Class A (Inception 12/31/96)
NAV	8.06%	4.33%	5.95%	—%	0.83%	0.83%
With 4.25% Maximum Sales Charge	3.49	3.43	5.49	—

Class C (Inception 9/12/03)
NAV	7.18	3.54	5.15	—	1.58	1.58
With CDSC[2]	6.18	3.54	5.15	—

Class N (Inception 2/1/13)
NAV	8.31	—	—	2.45	0.47	0.47

Class Y (Inception 12/31/96)
NAV	8.25	4.58	6.21	—	0.58	0.58

Admin Class (Inception 2/1/10)[1]
NAV	7.73	4.06	5.60	—	1.08	1.08

Comparative Performance
Bloomberg Barclays U.S. Government/Credit Bond Index[3]	5.86	3.24	4.86	3.05

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit ngam.natixis.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	Prior to the inception of Admin Class shares (2/1/10), performance is that of Class A shares, restated to reflect the higher net expenses of Admin Class shares.

2	Performance for Class C shares assumes a 1% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

3	Bloomberg Barclays U.S. Government/Credit Bond Index is an unmanaged index that includes U.S. Treasuries, government-related issues, and investment grade U.S. corporate securities.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

5	As of the most recent prospectus, the investment advisor has contractually agreed to waive fees and/or reimburse expenses (with certain exceptions) once the expense cap of the Fund has been exceeded. This arrangement is set to expire on 1/31/17. When an expense cap has not been exceeded, the Fund may have similar expense ratios.

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LOOMIS SAYLES STRATEGIC INCOME FUND

Managers	Symbols
Matthew J. Eagan, CFA®	Class A NEFZX
Daniel J. Fuss, CFA®, CIC	Class C NECZX
Brian P. Kennedy	Class N NEZNX
Elaine M. Stokes	Class Y NEZYX
Loomis, Sayles & Company, L.P.	Admin Class NEZAX

Investment Goal

The Fund seeks high current income with a secondary objective of capital growth.

Market Conditions

In the beginning of the period, the Federal Reserve (Fed) raised interest rates for the first time since June 2006. This led to modest losses within investment-grade markets and added to an already challenging environment for high yield. After oil prices bottomed in mid-February, capital returned to markets and riskier assets rebounded strongly. Volatility spiked temporarily in June following the U.K. referendum vote to leave the European Union (EU), but conditions were generally calm for the remainder of the period. Fixed-income markets finished the period on a positive note and added to full-year gains.

After declining through mid-February, U.S. high yield became a sought-after asset. The sector rewarded investors by producing strong and steady gains with minimal volatility. Spreads (the difference in yield between non-Treasury and Treasury securities of similar maturity) are trading inside the long-term average, but remain above the lows of 2014. Lower-quality credits and cyclical sectors outperformed during the period as the search for yield presses onward.

Investment-grade corporate bonds also performed well during the one-year period, bouncing back from the lows experienced during the fourth quarter of 2015. The sector’s longer duration (price sensitivity to interest rate changes) was a positive tailwind as longer-maturity yields declined. Overall returns were positive across all sectors, with cyclical sectors and energy performing well during the second half of the period.

For roughly the first half of the period, the U.S. dollar continued to strengthen against most major global currencies. But the Fed struck a more dovish tone early in 2016, and this contributed to a pause in the dollar bull market. A more stable dollar supported currencies — particularly those in the emerging markets — that suffered during the dollar’s ascent. The recovery in oil prices also helped ease the strain on commodity-related currencies.

Performance Results

For the 12 months ended September 30, 2016, Class A shares of Loomis Sayles Strategic Income Fund returned 8.72%. The fund outperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 5.19%.

Explanation of Fund Performance

In general, our out-of-benchmark allocations drove the fund’s outperformance. In particular, a significant out-of-benchmark allocation to high yield industrials contributed to

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results. The stabilization and recovery of oil prices led to strong returns for the sector, and our selected basic industry and energy names drove fund performance. In addition, out-of-benchmark exposure to common stocks and convertible bonds boosted returns. Among stocks, allocations to technology and basic industry companies lifted performance, and among convertibles, selected issues in technology and midstream energy drove results. Furthermore, our out-of-benchmark allocation to non-U.S.-dollar-denominated issues also generated positive returns. In particular, the stabilization among commodity prices benefited issues denominated in the New Zealand dollar and Australian dollar. The fund’s non-dollar allocation contributed positively to absolute and relative return despite losses from Mexican bonos positions (fixed-rate, peso-denominated coupon bonds) and positioning in Canadian dollar-denominated securities. Though non-U.S.-dollar-denominated positions contributed positively to performance overall, U.S. dollar appreciation relative to foreign currencies challenged some of the fund’s non-U.S.-dollar-denominated holdings during the period. During the period the Fund’s distributions were reduced to reflect the realization of currency losses from certain bond sales and maturities.

Meanwhile, our shorter-than-benchmark duration detracted from results as interest rates declined over the period. Elsewhere, a significant underweight to investment-grade industrials was a primary detractor from relative performance. The energy sector’s recovery boosted performance among investment-grade industrials, and our underweight detracted from relative results. In addition, security selection within our small allocation to asset-backed securities (ABS) weighed on absolute and relative returns. An out-of-benchmark allocation to bank loans in the capital goods and consumer cyclical sectors also detracted from results.

Outlook

Our outlook for the U.S. and global economies remains positive, with expectations for better growth momentum through the end of the year. In the U.S., we expect steady gains in employment, increased bank lending and stronger consumer confidence to support Gross Domestic Product (GDP) growth. The global economy is facing more headwinds but should experience modestly stronger growth next year, led by a healthier U.S. economy and still-accommodative global central bank policies.

Inflation expectations remain low. However, U.S. inflation is showing signs of acceleration and recent economic data have been favorable. We think the Fed is likely to raise rates in December if market conditions remain stable.

Oil prices are likely to be range-bound over the short term as elevated supply should be countered by OPEC’s expected production cut in November. We remain constructive on intermediate- to longer-term oil prices and expect that supply and demand will adjust.

We expect low global yields to continue supporting flows into U.S. credit, but at a more modest pace. In this environment, we intend to maintain a yield cushion in our portfolios through exposure to corporate bonds. Credit fundamentals have been stable, reflecting a slowly improving U.S. economy. However, downside risks — including slowing profit growth, rising leverage and free cash flow approaching peak levels — are increasing as we move further into the late stage of the credit cycle.1 Despite these risks, we believe the current phase of the credit cycle can continue for some time, and we do not expect a significant increase in corporate defaults in 2017.

[1]	A credit cycle is a cyclical pattern that follows credit availability and corporate health.

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LOOMIS SAYLES STRATEGIC INCOME FUND

Within credit, we favor the investment-grade financials, technology and energy sectors. We are also biased to higher-quality high yield. Convertible bonds continue to look attractive, and our focus has shifted from equity-sensitive convertibles to more balanced and credit-sensitive issues. We believe these securities offer yield and upside potential with more limited downside risk.

The Fed’s slow and cautious approach has helped keep the U.S. dollar range-bound against major currencies. Over the long term, improving global growth and further stability in commodities could support non-U.S.-dollar-denominated bonds. We are beginning to see more divergence in emerging market country fundamentals and political backdrops, which could expand potential relative value opportunities. We intend to maintain our current positions, which we believe represent long-term value, but are cautious on further exposure until we get better clarity on some of these evolving macro trends.

Risks include growing geopolitical risks, a prolonged period of low economic growth, declining corporate profit expectations and a shift to downturn in the U.S. credit cycle. Looking ahead, we remain focused on careful security selection using fundamental credit analysis. We intend to build on our key investment themes of yield and diversification, using our reserve allocation during periods of extreme short-term market dislocation to potentially add long-term value.

Since early 2015, monthly or quarterly ordinary income distributions for certain Loomis Sayles-managed fixed-income funds have been below historic averages. This is primarily due to the impact of foreign currency losses. Fund officers have analyzed the fund’s current portfolio of investments, schedule of maturities and the corresponding amounts of unrealized currency losses that may become realized in the fiscal year ending on September 30, 2017. Based on this analysis, fund officers believe that realized currency losses may have a less significant impact on this fund’s distributions in the 2017 fiscal year. As a result, the distribution amount may improve going forward. This analysis is based on certain assumptions, including but not limited to the level of foreign currency exchange rates, security prices, interest rates and the net asset level of the fund. Changes to these assumptions could impact the analysis and the amounts of future fund distributions.

Hypothetical Growth of $10,000 Investment in Class A Shares5

September 30, 2006 through September 30, 2016

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Average Annual Total Returns — September 30, 20165

					Expense Ratio[6]
	1 Year	5 Years	10 Years	Life of Class N	Gross	Net

Class A (Inception 5/1/95)
NAV	8.72%	6.67%	6.39%	—%	0.94%	0.94%
With 4.25% Maximum Sales Charge	4.12	5.75	5.92	—

Class C (Inception 5/1/95)
NAV	7.91	5.87	5.59	—	1.69	1.69
With CDSC[2]	6.91	5.87	5.59	—

Class N (Inception 2/1/13)
NAV	9.09	—	—	4.21	0.62	0.62

Class Y (Inception 12/1/99)
NAV	9.00	6.95	6.67	—	0.69	0.69

Admin Class (Inception 2/1/10)[1]
NAV	8.42	6.41	6.11	—	1.19	1.19

Comparative Performance
Bloomberg Barclays U.S. Aggregate Bond Index[3]	5.19	3.08	4.79	2.98
Bloomberg Barclays U.S. Universal Bond Index[4]	6.11	3.62	5.00	3.21

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit ngam.natixis.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	Prior to the inception of Admin Class shares (2/1/10), performance is that of Class A shares, restated to reflect the higher net expenses of Admin Class shares.

2	Class C share performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

3	Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index that covers the U.S.-dollar denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the U.S. Treasury, government-related, corporate, mortgage-backed securities, asset-backed securities, and collateralized mortgage-backed securities sectors.

4	Bloomberg Barclays U.S. Universal Bond Index is an unmanaged index that covers U.S. dollar-denominated taxable bonds, including U.S. government and investment grade debt, non-investment grade debt, asset-backed and mortgage-backed securities, Eurobonds, 144A securities and emerging market debt.

5	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

6	As of the most recent prospectus, the investment advisor has contractually agreed to waive fees and/or reimburse expenses (with certain exceptions) once the expense cap of the Fund has been exceeded. This arrangement is set to expire on 1/31/17. When an expense cap has not been exceeded, the Fund may have similar expense ratios.

1641749.1.1

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ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the Funds are actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

All investing involves risk, including the risk of loss. There is no assurance that any investment will meet its performance objectives or that losses will be avoided.

ADDITIONAL INDEX INFORMATION

This document may contain references to third party copyrights, indexes, and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis Global Asset Management or any of its related or affiliated companies (collectively “NGAM”) and does not sponsor, endorse or participate in the provision of any NGAM services, funds or other financial products.

The index information contained herein is derived from third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third party entities involved in compiling, computing or creating index information disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information.

PROXY VOTING INFORMATION

A description of the Natixis Funds’ proxy voting policies and procedures is available without charge, upon request, by calling Natixis Funds at 800-225-5478; on the Natixis Funds’ website at ngam.natixis.com; and on the Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Natixis Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available from the Natixis Funds’ website and the SEC’s website.

QUARTERLY PORTFOLIO SCHEDULES

The Natixis Funds file complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

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UNDERSTANDING YOUR FUND’S EXPENSES

As a mutual fund shareholder, you incur different types of costs: transaction costs, including sales charges (loads) on purchases and contingent deferred sales charges on redemptions; and ongoing costs, including management fees, distribution fees (12b-1 fees) and/or service fees, and other fund expenses. Certain exemptions may apply. These costs are described in more detail in the Fund’s prospectus. The following examples are intended to help you understand the ongoing costs of investing in the Fund and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table for each class of Fund shares shows the actual account values and actual Fund expenses you would have paid on a $1,000 investment in the Fund from April 1, 2016 through September 30, 2016. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 =8.60) and multiply the result by the number in Expenses Paid During Period column as shown below for your class.

The second line in the table for each class of Fund shares provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

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LOOMIS SAYLES INVESTMENT GRADE BOND FUND	BEGINNING ACCOUNT VALUE 4/1/2016	ENDING ACCOUNT VALUE 9/30/2016	EXPENSES PAID DURING PERIOD* 4/1/2016 – 9/30/2016
Class A
Actual	$1,000.00	$1,046.00	$4.30
Hypothetical (5% return before expenses)	$1,000.00	$1,020.80	$4.24
Class C
Actual	$1,000.00	$1,042.60	$8.12
Hypothetical (5% return before expenses)	$1,000.00	$1,017.05	$8.02
Class N
Actual	$1,000.00	$1,047.90	$2.41
Hypothetical (5% return before expenses)	$1,000.00	$1,022.65	$2.38
Class Y
Actual	$1,000.00	$1,047.30	$3.02
Hypothetical (5% return before expenses)	$1,000.00	$1,022.05	$2.98
Admin Class
Actual	$1,000.00	$1,044.80	$5.57
Hypothetical (5% return before expenses)	$1,000.00	$1,019.55	$5.50

*	Expenses are equal to the Fund’s annualized expense ratio: 0.84%, 1.59%, 0.47%, 0.59% and 1.09% for Class A, C, N, Y and Admin Class, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 366 (to reflect the half-year period).

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LOOMIS SAYLES STRATEGIC INCOME FUND	BEGINNING ACCOUNT VALUE 4/1/2016	ENDING ACCOUNT VALUE 9/30/2016	EXPENSES PAID DURING PERIOD* 4/1/2016 – 9/30/2016
Class A
Actual	$1,000.00	$1,070.50	$4.92
Hypothetical (5% return before expenses)	$1,000.00	$1,020.25	$4.80
Class C
Actual	$1,000.00	$1,066.00	$8.78
Hypothetical (5% return before expenses)	$1,000.00	$1,016.50	$8.57
Class N
Actual	$1,000.00	$1,072.20	$3.26
Hypothetical (5% return before expenses)	$1,000.00	$1,021.85	$3.18
Class Y
Actual	$1,000.00	$1,071.80	$3.63
Hypothetical (5% return before expenses)	$1,000.00	$1,021.50	$3.54
Admin Class
Actual	$1,000.00	$1,068.70	$6.21
Hypothetical (5% return before expenses)	$1,000.00	$1,019.00	$6.06

*	Expenses are equal to the Fund’s annualized expense ratio: 0.95%, 1.70%, 0.63%, 0.70% and 1.20% for Class A, C, N, Y and Admin Class, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 366 (to reflect the half-year period).

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BOARD APPROVAL OF THE EXISTING ADVISORY AGREEMENTS

The Board of Trustees of the Trust (the “Board”), including the Independent Trustees, considers matters bearing on each Fund’s advisory agreement (collectively, the “Agreements”) at most of its meetings throughout the year. Each year, usually in the spring, the Contract Review Committee of the Board meets to review the Agreements to determine whether to recommend that the full Board approve the continuation of the Agreements, typically for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements.

In connection with these meetings, the Trustees receive materials that the Funds’ investment adviser (the “Adviser”) believes to be reasonably necessary for the Trustees to evaluate the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Funds and the performance of peer groups of funds and the Funds’ performance benchmarks, (ii) information on the Funds’ advisory fees and other expenses, including information comparing the Funds’ expenses to the fees charged to institutional accounts with similar strategies managed by the Adviser, if any, and to those of peer groups of funds and information about any applicable expense caps and/or fee “breakpoints,” (iii) sales and redemption data in respect of the Funds, (iv) information about the profitability of the Agreements to the Adviser and (v) information obtained through the completion by the Adviser of a questionnaire distributed on behalf of the Trustees. The Board, including the Independent Trustees, also considers other matters such as (i) the Adviser’s financial results and financial condition, (ii) each Fund’s investment objective and strategies and the size, education and experience of the Adviser’s investment staff and its use of technology, external research and trading cost measurement tools, (iii) arrangements in respect of the distribution of the Funds’ shares and the related costs, (iv) the procedures employed to determine the value of the Funds’ assets, (v) the allocation of the Funds’ brokerage, if any, including, if applicable, allocations to brokers affiliated with the Adviser and the use of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services, (vi) the resources devoted to, and the record of compliance with, the Funds’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (vii) information about amounts invested by the Funds’ portfolio managers in the Funds or in similar accounts that they manage and (viii) the general economic outlook with particular emphasis on the mutual fund industry. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from the Adviser.

In addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Agreements, the Trustees receive materials in advance of each regular quarterly meeting of the Board that provide detailed information about the Funds’ investment performance and the fees charged to the Funds for advisory and other services. This information generally includes, among other things, an internal performance rating for each Fund based on agreed-upon criteria, graphs showing each Fund’s performance and fee differentials against each Fund’s peer group/category, performance ratings provided by a third-party, total return information for various periods,

13  |

and third-party performance rankings for various periods comparing a Fund against similarly categorized funds. The portfolio management team for each Fund or other representatives of the Adviser make periodic presentations to the Contract Review Committee and/or the full Board, and Funds identified as presenting possible performance concerns may be subject to more frequent board presentations and reviews. In addition, each quarter the Trustees are provided with detailed statistical information about each Fund’s portfolio. The Trustees also receive periodic updates between meetings.

The Board most recently approved the continuation of the Agreements at its meeting held in June 2016. The Agreements were continued for a one-year period for the Funds. In considering whether to approve the continuation of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreements included, but were not limited to, the factors listed below.

The nature, extent and quality of the services provided to the Funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by the Adviser and its affiliates to the Funds and the resources dedicated to the Funds by the Adviser and its affiliates.

The Trustees considered not only the advisory services provided by the Adviser to the Funds, but also the monitoring and oversight services provided by NGAM Advisors, L.P. (“NGAM Advisors”). They also considered the administrative services provided by NGAM Advisors and its affiliates to the Funds.

For each Fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the renewal of the Agreements.

Investment performance of the Funds and the Adviser. As noted above, the Trustees received information about the performance of the Funds over various time periods, including information that compared the performance of the Funds to the performance of peer groups and categories of funds and the Funds’ respective performance benchmarks. In addition, the Trustees also reviewed data prepared by an independent third party that analyzed the performance of the Funds using a variety of performance metrics, including metrics that also measured the performance of the Funds on a risk adjusted basis.

With respect to each Fund, the Board concluded that the Fund’s performance or other relevant factors supported the renewal of the Agreement relating to that Fund. The Trustees noted that while each Fund had performance that lagged that of a relevant peer group and/or category median for certain (although not necessarily all) periods, the Board concluded that other factors relevant to performance supported renewal of the Agreements. These factors included one or more of the following: (1) that the underperformance was

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attributable, to a significant extent, to investment decisions by the Adviser that were reasonable and consistent with the Fund’s investment objective and policies; (2) that the Fund’s long-term performance was competitive when compared to relevant performance benchmarks or peer groups; and (3) that the Fund’s more recent performance, although lagging in certain periods, had shown improvement relative to its category.

The Trustees also considered the Adviser’s performance and reputation generally, the performance of the fund family generally, and the historical responsiveness of the Adviser to Trustee concerns about performance and the willingness of the Adviser to take steps intended to improve performance.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of the Funds and the Adviser and/or other relevant factors supported the renewal of the Agreements.

The costs of the services to be provided and profits to be realized by the Adviser and its affiliates from their respective relationships with the Funds. The Trustees considered the fees charged to the Funds for advisory services as well as the total expense levels of the Funds. This information included comparisons (provided both by management and also by an independent third party) of the Funds’ advisory fees and total expense levels to those of their peer groups and information about the advisory fees charged by the Adviser to comparable accounts (such as institutional separate accounts), as well as information about differences in such fees and the reasons for any such differences. In considering the fees charged to comparable accounts, the Trustees considered, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage mutual fund assets and the greater regulatory costs associated with the management of such assets. In evaluating each Fund’s advisory fee, the Trustees also took into account the demands, complexity and quality of the investment management of such Fund, as well as the need for the Adviser to offer competitive compensation and the potential need to expend additional resources to the extent the Funds grow in size. The Trustees considered that over the past several years, management had made recommendations regarding reductions in advisory fee rates, implementation of advisory fee breakpoints and the institution of advisory fee waivers and expense caps for various funds in the fund family. They noted that the Funds in this report have expense caps in place, and the Trustees considered that the current expenses of each Fund are below the cap.

The Trustees also considered the compensation directly or indirectly received or to be received by the Adviser and its affiliates from their relationships with the Funds. The Trustees reviewed information provided by management as to the profitability of the Adviser’s and its affiliates’ relationships with the Funds, and information about the allocation of expenses used to calculate profitability. They also reviewed information provided by management about the effect of distribution costs and changes in asset levels on Adviser profitability, including information regarding resources spent on distribution activities. When reviewing profitability, the Trustees also considered information about court cases in which adviser compensation or profitability were issues and the performance of the relevant Funds, the expense levels of the Funds, whether the Adviser had implemented breakpoints and/or expense caps with respect to such Funds.

15  |

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fee charged to each of the Funds was fair and reasonable, and that the costs of these services generally and the related profitability of the Adviser and its affiliates in respect of their relationships with the Funds supported the renewal of the Agreements.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by the Adviser and whether those economies are shared with the Funds through breakpoints in their investment advisory fees or other means, such as expense waivers or caps. The Trustees also discussed with management the factors considered with respect to the implementation of breakpoints in investment advisory fees or expense waivers or caps for certain funds. Management explained that a number of factors are taken into account in considering the possible implementation of breakpoints or an expense cap for a fund, including, among other things, factors such as a fund’s assets, the projected growth of a fund, projected profitability and a fund’s fees and performance. With respect to economies of scale, the Trustees noted that each of the Funds was subject to an expense cap or waiver and that each Fund’s overall net expense ratio was below the median compared to a peer group of funds. The Trustees further noted that the Funds’ current expenses are below the expense cap. In considering these issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to the Adviser and its affiliates of their relationships with the Funds, as discussed above.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the Funds supported the renewal of the Agreements.

The Trustees also considered other factors, which included but were not limited to the following:

•	The effect of recent market and economic events on the performance, asset levels and expense ratios of each Fund.

•

Whether each Fund has operated in accordance with its investment objective and the Fund’s record of compliance with its investment restrictions, and the compliance programs of the Funds and the Adviser. They also considered the compliance-related resources the Adviser and its affiliates were providing to the Funds.

•

The nature, quality, cost and extent of administrative and shareholder services performed by the Adviser and its affiliates, both under the Agreements and under separate agreements covering administrative services.

•

So-called “fallout benefits” to the Adviser, such as the engagement of affiliates of the Adviser to provide distribution, administrative and brokerage services to the Funds, and the benefits of research made available to the Adviser by reason of brokerage commissions (if any) generated by the Funds’ securities transactions. The Trustees also considered the benefits to the parent company of NGAM Advisors from the retention of the Adviser. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

|  16

•	The Trustees’ review and discussion of the Funds’ advisory arrangements in prior years, and management’s record of responding to Trustee concerns raised during the year and in prior years.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that each of the existing Agreements should be continued through June 30, 2017.

17  |

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Investment Grade Bond Fund

Principal Amount (‡)	Description	Value (†)
Bonds and Notes — 94.8% of Net Assets
Non-Convertible Bonds — 88.8%
	ABS Other — 1.6%
$55,161,537	FAN Engine Securitization Ltd., Series 2013-1A, Class 1A, 4.625%, 10/15/2043, 144A(b)(c)	$54,595,028
32,995,333	Trinity Rail Leasing LP, Series 2009-1A, Class A, 6.657%, 11/16/2039, 144A	36,168,461
11,503,653	Trinity Rail Leasing LP, Series 2010-1A, Class A, 5.194%, 10/16/2040, 144A	11,342,128
2,570,567	Trinity Rail Leasing LP, Series 2012-1A, Class A1, 2.266%, 1/15/2043, 144A	2,515,138
5,500,004	Trip Rail Master Funding LLC, Series 2011-1A, Class A1A, 4.370%, 7/15/2041, 144A	5,633,370

		110,254,125

	Aerospace & Defense — 1.7%
2,100,000	Bombardier, Inc., 7.450%, 5/01/2034, 144A	1,798,125
1,295,000	Meccanica Holdings USA, Inc., 6.250%, 1/15/2040, 144A	1,269,100
1,530,000	Meccanica Holdings USA, Inc., 7.375%, 7/15/2039	1,675,350
78,795,000	Textron, Inc., 5.950%, 9/21/2021	90,256,363
11,040,000	Textron, Inc., EMTN, 6.625%, 4/07/2020, (GBP)	16,289,493
5,695,000	TransDigm, Inc., 6.500%, 5/15/2025	5,929,919

		117,218,350

	Airlines — 2.1%
4,213,389	Air Canada Pass Through Trust, Series 2013-1, Class B, 5.375%, 11/15/2022, 144A	4,339,791
18,340,000	Continental Airlines Pass Through Certificates, Series 2012-3, Class C, 6.125%, 4/29/2018	19,165,300
142,131	Continental Airlines Pass Through Trust, Series 1998-1, Class A, 6.648%, 3/15/2019	144,434
570,502	Continental Airlines Pass Through Trust, Series 1999-1, Class A, 6.545%, 8/02/2020	605,074
1,072,140	Continental Airlines Pass Through Trust, Series 2001-1, Class A-1, 6.703%, 12/15/2022	1,151,210
46,306,182	Continental Airlines Pass Through Trust, Series 2007-1, Class A, 5.983%, 10/19/2023	52,210,220
2,133,062	Continental Airlines Pass Through Trust, Series 2012-1, Class B, 6.250%, 10/11/2021	2,287,709
1,330,108	Delta Air Lines Pass Through Trust, Series 2007-1, Class A, 6.821%, 2/10/2024	1,572,852
8,441,017	Delta Air Lines Pass Through Trust, Series 2007-1, Class B, 8.021%, 2/10/2024	9,612,630
17,341,523	Delta Air Lines Pass Through Trust, Series 2009-1, Class A, 7.750%, 6/17/2021	19,602,857
1,814,076	Delta Air Lines Pass Through Trust, Series 2009-1, Series B, 9.750%, 6/17/2018	1,858,666
10,791,924	Delta Air Lines Pass Through Trust, Series 2010-1, Class A, 6.200%, 1/02/2020	11,466,419
17,485,414	UAL Pass Through Trust, Series 2007-1, Class A, 6.636%, 1/02/2024	18,621,966
167,646	UAL Pass Through Trust, Series 2009-1, 10.400%, 5/01/2018	167,847
1,925,496	Virgin Australia Pass Through Trust, Series 2013-1A, 5.000%, 4/23/2025, 144A	1,993,543

		144,800,518

See accompanying notes to financial statements.

|  18

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Automotive — 1.2%
$23,581,000	Cummins, Inc., 5.650%, 3/01/2098	$26,355,776
5,274,000	Cummins, Inc., 6.750%, 2/15/2027	6,642,914
125,000	Ford Motor Co., 6.500%, 8/01/2018	136,120
255,000	Ford Motor Co., 6.625%, 2/15/2028	305,549
240,000	Ford Motor Co., 7.500%, 8/01/2026	306,791
5,000,000	Ford Motor Credit Co. LLC, 5.000%, 5/15/2018	5,248,270
40,126,000	Ford Motor Credit Co. LLC, 6.625%, 8/15/2017	41,876,617
2,370,000	Goodyear Tire & Rubber Co. (The), 7.000%, 3/15/2028	2,589,225

		83,461,262

	Banking — 13.8%
1,468,000	Ally Financial, Inc., 8.000%, 11/01/2031	1,812,980
7,200,000	American Express Centurion Bank, Series BKN1, 6.000%, 9/13/2017	7,509,614
103,309,000	Bank of America Corp., 6.110%, 1/29/2037	126,263,950
25,627,000	Bank of America Corp., MTN, 3.300%, 1/11/2023	26,528,250
100,000	Bank of America Corp., MTN, 4.250%, 10/22/2026	106,094
25,090,000	Bank of Nova Scotia, 2.130%, 6/15/2020, (CAD)	19,578,022
1,056,000	Barclays Bank PLC, 6.050%, 12/04/2017, 144A	1,104,217
2,173,000	Bear Stearns Cos., Inc. (The), 4.650%, 7/02/2018	2,290,822
17,000,000	Citigroup, Inc., 3.500%, 5/15/2023	17,464,797
1,660,000	Citigroup, Inc., 4.500%, 1/14/2022	1,833,365
22,960,000	Citigroup, Inc., 5.130%, 11/12/2019, (NZD)	17,532,411
44,910,000	Citigroup, Inc., 6.250%, 6/29/2017, (NZD)	33,431,870
21,855,000	Cooperatieve Rabobank UA, 3.875%, 2/08/2022	23,917,609
5,265,000	Cooperatieve Rabobank UA, 3.950%, 11/09/2022	5,519,178
86,800,000	Goldman Sachs Group, Inc. (The), 3.375%, 2/01/2018, (CAD)	67,736,353
1,174,000	Goldman Sachs Group, Inc. (The), 6.450%, 5/01/2036	1,450,783
112,330,000	Goldman Sachs Group, Inc. (The), 6.750%, 10/01/2037	143,030,912
6,645,000	Goldman Sachs Group, Inc. (The), GMTN, 5.375%, 3/15/2020	7,358,261
700,000	ICICI Bank Ltd., (fixed rate to 4/30/2017, variable rate thereafter), 6.375%, 4/30/2022, 144A	713,319
70,245,000	JPMorgan Chase & Co., 4.125%, 12/15/2026	74,951,907
36,745,000	JPMorgan Chase & Co., 4.250%, 11/02/2018, (NZD)	27,326,315
2,950,000	JPMorgan Chase & Co., EMTN, 0.829%, 5/30/2017, (GBP)(d)	3,810,258
100,000	Keybank NA, 6.950%, 2/01/2028	130,454
5,100,000	Lloyds Banking Group PLC, 5.300%, 12/01/2045, 144A	5,490,099
40,126,000	Merrill Lynch & Co., Inc., Series C, MTN, 6.050%, 6/01/2034	47,298,523
1,845,000	Morgan Stanley, 4.350%, 9/08/2026	1,969,726
30,000,000	Morgan Stanley, 4.750%, 11/16/2018, (AUD)	23,865,438
5,900,000	Morgan Stanley, 5.750%, 1/25/2021	6,725,617
151,076,000	Morgan Stanley, 7.600%, 8/08/2017, (NZD)	113,842,482
60,800,000	Morgan Stanley, 8.000%, 5/09/2017, (AUD)	47,981,666
550,000	Morgan Stanley, EMTN, 5.750%, 2/14/2017, (GBP)	725,235
20,695,000	Morgan Stanley, MTN, 4.100%, 5/22/2023	21,880,016
38,206,000	Morgan Stanley, Series F, GMTN, 5.625%, 9/23/2019	42,311,579
2,875,000	National City Bank of Indiana, 4.250%, 7/01/2018	3,001,284
8,638,000	National City Corp., 6.875%, 5/15/2019	9,730,094

		936,223,500

See accompanying notes to financial statements.

19  |

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Brokerage — 1.2%
$50,270,000	Jefferies Group LLC, 5.125%, 1/20/2023	$53,557,256
19,498,000	Jefferies Group LLC, 6.250%, 1/15/2036	20,322,317
8,760,000	Jefferies Group LLC, 6.450%, 6/08/2027	9,917,196

		83,796,769

	Building Materials — 1.4%
6,058,000	Masco Corp., 6.500%, 8/15/2032	6,663,800
24,203,000	Masco Corp., 7.125%, 3/15/2020	27,833,450
5,725,000	Masco Corp., 7.750%, 8/01/2029	6,841,375
41,379,000	Owens Corning, 7.000%, 12/01/2036	52,236,105

		93,574,730

	Cable Satellite — 1.5%
17,832,000	Shaw Communications, Inc., 5.650%, 10/01/2019, (CAD)	14,915,569
13,630,000	Time Warner Cable LLC, 4.125%, 2/15/2021	14,467,564
2,800,000	Time Warner Cable LLC, 4.500%, 9/15/2042	2,671,925
64,548,000	Time Warner Cable LLC, 6.750%, 7/01/2018	70,135,339

		102,190,397

	Chemicals — 0.8%
2,270,000	Consolidated Energy Finance S.A., 6.750%, 10/15/2019, 144A	2,241,625
50,500,000	INVISTA Finance LLC, 4.250%, 10/15/2019, 144A	50,251,540

		52,493,165

	Construction Machinery — 0.1%
6,787,000	Toro Co., 6.625%, 5/01/2037(b)(c)	8,133,928

	Consumer Products — 0.1%
7,458,000	Hasbro, Inc., 6.600%, 7/15/2028	9,026,470

	Diversified Manufacturing — 1.2%
35,580,000	General Electric Co., GMTN, 4.250%, 1/17/2018, (NZD)	26,296,354
51,370,000	General Electric Co., Series A, GMTN, 5.500%, 2/01/2017, (NZD)	37,696,761
1,395,000	Ingersoll-Rand Global Holding Co. Ltd., 6.875%, 8/15/2018	1,533,514
11,754,000	Snap-on, Inc., 6.700%, 3/01/2019	13,145,568

		78,672,197

	Electric — 1.6%
27,519,574	Alta Wind Holdings LLC, 7.000%, 6/30/2035, 144A	28,155,662
8,175,456	Bruce Mansfield Unit Pass Through Trust, 6.850%, 6/01/2034(b)(c)	4,162,779
9,066,000	Cleveland Electric Illuminating Co. (The), 5.700%, 4/01/2017	9,249,541
30,430,000	EDP Finance BV, 4.125%, 1/15/2020, 144A	31,540,695
4,491,000	Empresa Nacional de Electricidad S.A., 7.875%, 2/01/2027	5,580,678
13,025,000	Enel Finance International NV, 6.000%, 10/07/2039, 144A	15,751,289
9,007,000	Enel Finance International NV, 6.800%, 9/15/2037, 144A	11,897,743
4,215,908	Mackinaw Power LLC, 6.296%, 10/31/2023, 144A(b)(c)	4,679,114

		111,017,501

	Finance Companies — 3.6%
5,305,000	General Electric Co., Series A, MTN, 0.980%, 5/13/2024(d)	4,969,989
18,830,000	International Lease Finance Corp., 4.625%, 4/15/2021	19,724,425
90,196,000	Navient LLC, 5.500%, 1/25/2023	82,754,830
62,425(††)	Navient LLC, 6.000%, 12/15/2043	1,434,214

See accompanying notes to financial statements.

|  20

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Finance Companies — continued
$8,895,000	Navient LLC, MTN, 7.250%, 1/25/2022	$9,072,900
641,000	Navient LLC, MTN, 8.000%, 3/25/2020	687,473
7,447,000	Navient LLC, Series A, MTN, 5.000%, 6/15/2018	7,447,000
22,116,000	Navient LLC, Series A, MTN, 5.625%, 8/01/2033(b)(c)	17,582,220
14,625,000	Quicken Loans, Inc., 5.750%, 5/01/2025, 144A	14,515,313
18,597,000	Springleaf Finance Corp., 5.250%, 12/15/2019	18,992,186
47,260,000	Springleaf Finance Corp., 7.750%, 10/01/2021	49,563,925
19,414,000	Springleaf Finance Corp., 8.250%, 10/01/2023	20,384,700

		247,129,175

	Government Guaranteed — 0.4%
4,000,000	Japan Bank for International Cooperation (Japan), 2.300%, 3/19/2018, (CAD)	3,088,380
31,142,000	Queensland Treasury Corp., 7.125%, 9/18/2017, 144A, (NZD)	23,683,891

		26,772,271

	Government Owned – No Guarantee — 1.3%
3,720,000	Abu Dhabi National Energy Co. PJSC, 6.500%, 10/27/2036, 144A	4,984,220
36,975,000	Abu Dhabi National Energy Co. PJSC, 7.250%, 8/01/2018, 144A	40,487,625
12,575,000	Pertamina Persero PT, 6.450%, 5/30/2044, 144A	14,566,867
17,435,000	Petrobras Global Finance BV, 4.375%, 5/20/2023	15,595,608
11,555,000	Petrobras Global Finance BV, 5.625%, 5/20/2043	8,724,025
1,000,000	Telekom Malaysia Berhad, 7.875%, 8/01/2025, 144A	1,342,453

		85,700,798

	Health Insurance — 0.1%
1,569,000	Cigna Corp., 7.875%, 5/15/2027	2,193,260
1,174,000	Cigna Corp., (Step to 8.080% on 1/15/2023), 8.300%, 1/15/2033(e)	1,663,129

		3,856,389

	Healthcare — 0.7%
7,692,000	Boston Scientific Corp., 6.000%, 1/15/2020	8,689,506
7,374,000	Covidien International Finance S.A., 6.000%, 10/15/2017	7,732,952
9,385,000	HCA, Inc., 4.500%, 2/15/2027	9,443,656
4,806,000	HCA, Inc., 7.050%, 12/01/2027	5,112,382
1,592,000	HCA, Inc., 7.500%, 11/06/2033	1,725,330
3,807,000	HCA, Inc., 7.690%, 6/15/2025	4,278,725
2,480,000	HCA, Inc., MTN, 7.580%, 9/15/2025	2,796,200
3,068,000	HCA, Inc., MTN, 7.750%, 7/15/2036	3,324,945
4,785,000	Tenet Healthcare Corp., 6.875%, 11/15/2031	3,935,663

		47,039,359

	Home Construction — 0.1%
3,990,000	PulteGroup, Inc., 6.000%, 2/15/2035	4,029,900
3,567,000	PulteGroup, Inc., 6.375%, 5/15/2033	3,715,626
1,615,000	TRI Pointe Holdings, Inc./TRI Pointe Group, Inc., 5.875%, 6/15/2024	1,679,600

		9,425,126

	Independent Energy — 1.7%
7,335,000	Continental Resources, Inc., 3.800%, 6/01/2024	6,711,525
1,380,000	Continental Resources, Inc., 4.500%, 4/15/2023	1,324,800

See accompanying notes to financial statements.

21  |

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Independent Energy — continued
$9,787,000	EQT Corp., 8.125%, 6/01/2019	$11,187,021
60,038,000	Equitable Resources, Inc., 6.500%, 4/01/2018	62,931,651
29,027,000	Noble Energy, Inc., 3.900%, 11/15/2024	29,604,870
400,000	QEP Resources, Inc., 5.250%, 5/01/2023	394,000
60,000	Whiting Petroleum Corp., 6.250%, 4/01/2023	54,750

		112,208,617

	Integrated Energy — 0.1%
7,700,000	Reliance Holdings USA, Inc., 5.400%, 2/14/2022, 144A	8,674,935

	Life Insurance — 1.6%
1,475,000	American International Group, Inc., 4.875%, 6/01/2022	1,659,586
600,000	AXA S.A., EMTN, (fixed rate to 10/16/2019, variable rate thereafter), 6.772%, (GBP)(f)	829,951
5,900,000	AXA S.A., EMTN, (fixed rate to 4/16/2020, variable rate thereafter), 5.250%, 4/16/2040, (EUR)	7,396,449
15,000,000	Forethought Financial Group, Inc., 8.625%, 4/15/2021, 144A(b)(c)	17,246,400
9,063,000	Mutual of Omaha Insurance Co., 6.800%, 6/15/2036, 144A	11,563,998
26,914,000	National Life Insurance Co., 10.500%, 9/15/2039, 144A(b)(c)	41,272,081
6,440,000	NLV Financial Corp., 7.500%, 8/15/2033, 144A(b)(c)	7,428,514
2,872,000	Penn Mutual Life Insurance Co. (The), 6.650%, 6/15/2034, 144A	3,452,868
14,489,000	Penn Mutual Life Insurance Co. (The), 7.625%, 6/15/2040, 144A	18,911,912

		109,761,759

	Local Authorities — 2.5%
37,829,000	New South Wales Treasury Corp., 3.500%, 3/20/2019, (AUD)	30,208,057
152,895,000	New South Wales Treasury Corp., 6.000%, 2/01/2018, (AUD)	123,613,427
17,930,000	New South Wales Treasury Corp., Series 17RG, 5.500%, 3/01/2017, (AUD)	13,932,818
489,000	Province of Nova Scotia, 6.600%, 6/01/2027, (CAD)	529,042

		168,283,344

	Lodging — 0.8%
52,516,000	Choice Hotels International, Inc., 5.700%, 8/28/2020	57,111,150

	Media Entertainment — 0.5%
4,482,000	21st Century Fox America, Inc., 8.150%, 10/17/2036	6,504,081
358,000,000	Grupo Televisa SAB, EMTN, 7.250%, 5/14/2043, (MXN)	16,005,964
5,000,000	iHeartCommunications, Inc., 9.000%, 3/01/2021	3,725,000
1,805,000	R.R. Donnelley & Sons Co., 6.500%, 11/15/2023	1,818,537
3,616,000	Viacom, Inc., 6.125%, 10/05/2017	3,775,249

		31,828,831

	Metals & Mining — 3.2%
1,689,997	1839688 Alberta ULC, PIK, 14.000%, 2/13/2020(b)(g)(h)(i)	676
15,000,000	Alcoa, Inc., 5.400%, 4/15/2021	16,050,000
15,060,000	Alcoa, Inc., 5.870%, 2/23/2022	16,189,500
45,700,000	Alcoa, Inc., 5.900%, 2/01/2027	48,899,000
5,505,000	Alcoa, Inc., 5.950%, 2/01/2037	5,535,278
5,804,000	Alcoa, Inc., 6.750%, 1/15/2028	6,340,870
430,000	ArcelorMittal, 6.500%, 3/01/2021	478,375
4,085,000	ArcelorMittal, 7.250%, 2/25/2022	4,636,475
47,920,000	ArcelorMittal, 7.750%, 3/01/2041	49,956,600

See accompanying notes to financial statements.

|  22

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Metals & Mining — continued
$19,365,000	ArcelorMittal, 8.000%, 10/15/2039	$20,914,200
20,625,000	Barminco Finance Pty Ltd., 9.000%, 6/01/2018, 144A	19,954,687
15,701,000	Freeport-McMoran Oil & Gas LLC/FCX Oil & Gas, Inc., 6.500%, 11/15/2020	16,113,151
4,612,000	United States Steel Corp., 6.650%, 6/01/2037	3,689,600
3,655,000	Vale Overseas Ltd., 6.875%, 11/21/2036	3,552,660
4,893,000	Worthington Industries, Inc., 6.500%, 4/15/2020	5,436,828

		217,747,900

	Midstream — 3.1%
650,000	DCP Midstream LLC, 6.450%, 11/03/2036, 144A	632,125
3,328,000	Florida Gas Transmission Co., 7.900%, 5/15/2019, 144A	3,775,070
14,300,000	IFM U.S. Colonial Pipeline 2 LLC, 6.450%, 5/01/2021, 144A	16,144,485
14,660,000	Kinder Morgan Energy Partners LP, 3.500%, 9/01/2023	14,682,826
3,105,000	Kinder Morgan Energy Partners LP, 5.300%, 9/15/2020	3,350,084
7,461,000	Kinder Morgan Energy Partners LP, 5.800%, 3/01/2021	8,334,429
85,000	NGPL PipeCo LLC, 7.768%, 12/15/2037, 144A	92,225
46,655,000	ONEOK Partners LP, 4.900%, 3/15/2025	50,188,043
9,899,000	Panhandle Eastern Pipe Line Co. LP, 6.200%, 11/01/2017	10,280,488
47,594,000	Panhandle Eastern Pipe Line Co. LP, 7.000%, 6/15/2018	50,668,906
1,404,000	Panhandle Eastern Pipe Line Co. LP, 8.125%, 6/01/2019	1,573,967
1,880,000	Plains All American Pipeline LP, 6.125%, 1/15/2017	1,902,485
15,683,000	Plains All American Pipeline LP/PAA Finance Corp., 6.500%, 5/01/2018	16,716,353
525,000	Regency Energy Partners LP/Regency Energy Finance Corp., 4.500%, 11/01/2023	528,536
4,125,000	Southern Natural Gas Co., 5.900%, 4/01/2017, 144A	4,212,796
19,574,000	Texas Eastern Transmission LP, 6.000%, 9/15/2017, 144A	20,370,662
8,405,000	Williams Partners LP, 3.350%, 8/15/2022	8,320,034

		211,773,514

	Mortgage Related — 0.0%
26,646	FHLMC, 5.000%, 12/01/2031	29,856
3,470	FNMA, 6.000%, 7/01/2029	4,007

		33,863

	Natural Gas — 0.5%
1,745,000	NiSource Finance Corp., 6.125%, 3/01/2022	2,082,144
8,900,000	NiSource Finance Corp., 6.400%, 3/15/2018	9,501,115
21,614,000	NiSource Finance Corp., 6.800%, 1/15/2019	24,067,751

		35,651,010

	Non-Agency Commercial Mortgage-Backed Securities — 0.9%
11,450,000	CDGJ Commercial Mortgage Trust Pass Through Certificates, Series 2014-BXCH, 3.024%, 12/15/2027, 144A(d)	11,297,118
9,785,000	Commercial Mortgage Trust, Series 2014-FL5, Class SV3, 3.474%, 10/15/2031, 144A(b)(c)(d)	9,773,317
8,515,000	Commercial Mortgage Trust, Series 2014-FL5, Class SV4, 4.674%, 10/15/2031, 144A(b)(c)(d)	8,517,393
6,720,273	Institutional Mortgage Securities Canada, Inc., Series 2014-5A, Class A1, 2.003%, 7/12/2047, 144A, (CAD)	5,081,888
27,000,000	Institutional Mortgage Securities Canada, Inc., Series 2014-5A, Class A2, 2.616%, 7/12/2047, 144A, (CAD)	20,601,867

See accompanying notes to financial statements.

23  |

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Non-Agency Commercial Mortgage-Backed Securities — continued
$2,125,000	WFRBS Commercial Mortgage Trust, Series 2011-C3, Class D, 5.813%, 3/15/2044, 144A(d)	$2,228,682

		57,500,265

	Oil Field Services — 0.4%
5,000,000	Nabors Industries, Inc., 5.100%, 9/15/2023	4,812,500
23,338,000	Rowan Cos., Inc., 7.875%, 8/01/2019	24,913,315
587,000	Transocean, Inc., 7.375%, 4/15/2018	595,805

		30,321,620

	Paper — 1.3%
4,365,000	Celulosa Arauco y Constitucion S.A., 7.250%, 7/29/2019	4,942,834
363,000	Georgia-Pacific LLC, 7.750%, 11/15/2029	519,469
7,049,000	International Paper Co., 8.700%, 6/15/2038	10,425,577
5,270,000	WestRock MWV LLC, 7.550%, 3/01/2047(b)(c)	6,755,903
4,273,000	WestRock MWV LLC, 8.200%, 1/15/2030	5,826,479
26,007,000	Weyerhaeuser Co., 6.875%, 12/15/2033	33,036,328
7,374,000	Weyerhaeuser Co., 7.375%, 10/01/2019	8,477,490
13,539,000	Weyerhaeuser Co., 7.375%, 3/15/2032	18,329,789

		88,313,869

	Property & Casualty Insurance — 0.2%
2,740,000	Fidelity National Financial, Inc., 5.500%, 9/01/2022	3,016,578
1,889,000	MBIA Insurance Corp., 11.940%, 1/15/2033, 144A(d)(j)	755,600
1,372,000	Old Republic International Corp., 4.875%, 10/01/2024	1,483,527
7,609,000	Sirius International Group, 6.375%, 3/20/2017, 144A	7,729,550
2,212,000	XLIT Ltd., 6.250%, 5/15/2027	2,671,428

		15,656,683

	Railroads — 0.2%
9,787,000	Canadian Pacific Railway Co., 7.250%, 5/15/2019	11,165,450
237,000	Missouri Pacific Railroad Co., 4.750%, 1/01/2030(b)(c)	236,983
1,701,000	Missouri Pacific Railroad Co., 5.000%, 1/01/2045(b)(c)	1,663,226
191,000	Missouri Pacific Railroad Co., Series A, 4.750%, 1/01/2020(b)(c)	190,516

		13,256,175

	Real Estate Operations/Development — 0.2%
10,276,000	First Industrial LP, 5.950%, 5/15/2017	10,537,750

	REITs – Apartments — 0.3%
16,491,000	Camden Property Trust, 5.700%, 5/15/2017	16,910,416

	REITs – Health Care — 0.1%
5,972,000	Welltower, Inc., 6.500%, 3/15/2041	7,614,712

	REITs – Office Property — 0.3%
20,817,000	Highwoods Realty LP, 5.850%, 3/15/2017	21,191,102

	REITs – Single Tenant — 0.5%
8,690,000	Realty Income Corp., 5.750%, 1/15/2021	9,906,600
22,701,000	Realty Income Corp., 6.750%, 8/15/2019	25,808,653

		35,715,253

	Restaurants — 0.2%
10,320,000	Darden Restaurants, Inc., 6.000%, 8/15/2035	11,257,541

See accompanying notes to financial statements.

|  24

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Retailers — 0.6%
$1,255,000	Group 1 Automotive, Inc., 5.000%, 6/01/2022	$1,258,916
430,000	J.C. Penney Corp., Inc., 5.750%, 2/15/2018	445,050
5,979,000	J.C. Penney Corp., Inc., 6.375%, 10/15/2036	5,141,940
5,446,000	J.C. Penney Corp., Inc., 7.625%, 3/01/2097	4,492,950
10,467,000	Macy’s Retail Holdings, Inc., 6.790%, 7/15/2027	12,063,992
8,064,000	Marks & Spencer PLC, 7.125%, 12/01/2037, 144A	10,054,679
3,755,000	Phillips-Van Heusen Corp., 7.750%, 11/15/2023	4,346,412

		37,803,939

	Sovereigns — 0.6%
33,600,000	Republic of Iceland, 5.875%, 5/11/2022, 144A	39,475,296

	Supermarkets — 0.6%
4,510,000	Albertson’s Cos. LLC/Safeway, Inc./New Albertson’s, Inc./Albertson’s LLC, 6.625%, 6/15/2024, 144A	4,690,400
1,120,000	Koninklijke Ahold Delhaize NV, 5.700%, 10/01/2040	1,355,643
3,269,000	Kroger Co. (The), 6.400%, 8/15/2017	3,417,838
6,595,000	New Albertson’s, Inc., 7.450%, 8/01/2029	6,463,100
7,875,000	New Albertson’s, Inc., 8.000%, 5/01/2031	7,766,719
989,000	New Albertson’s, Inc., Series C, MTN, 6.625%, 6/01/2028	909,880
17,290,000	SUPERVALU, Inc., 6.750%, 6/01/2021	16,166,150

		40,769,730

	Supranational — 0.3%
9,640,000	European Investment Bank, MTN, 6.000%, 8/06/2020, (AUD)	8,389,330
12,982,000	Inter-American Development Bank, EMTN, 6.000%, 12/15/2017, (NZD)	9,848,760

		18,238,090

	Technology — 0.9%
1,028,000	Arrow Electronics, Inc., 6.875%, 6/01/2018	1,110,173
7,487,000	Corning, Inc., 7.250%, 8/15/2036	9,280,466
20,969,000	Ingram Micro, Inc., 5.250%, 9/01/2017	21,572,865
7,795,000	Intuit, Inc., 5.750%, 3/15/2017	7,953,543
16,735,000	KLA-Tencor Corp., 5.650%, 11/01/2034	18,631,778
1,502,000	Motorola Solutions, Inc., 6.625%, 11/15/2037	1,555,907
1,692,000	Samsung Electronics Co. Ltd., 7.700%, 10/01/2027, 144A	2,158,725

		62,263,457

	Treasuries — 27.5%
372,145,000	Canadian Government, 0.250%, 5/01/2017, (CAD)	283,209,734
132,000,000	Canadian Government, 0.750%, 9/01/2020, (CAD)	101,316,879
209,501,000	Canadian Government, 1.250%, 9/01/2018, (CAD)	161,939,906
61,795,000	Canadian Government, 1.750%, 9/01/2019, (CAD)	48,767,157
1,040,764,000	Iceland Government International Bond, 6.000%, 10/13/2016, (ISK)	6,194,095
391,985,000	Iceland Government International Bond, 7.250%, 10/26/2022, (ISK)	2,578,235
1,195,394,000	Iceland Government International Bond, 8.750%, 2/26/2019, (ISK)	7,670,445
2,755,000(†††)	Mexican Fixed Rate Bonds, Series M, 7.750%, 5/29/2031, (MXN)	16,072,172
2,965,000(†††)	Mexican Fixed Rate Bonds, Series M-20, 7.500%, 6/03/2027, (MXN)	16,915,459
7,555,000(†††)	Mexican Fixed Rate Bonds, Series M-20, 8.000%, 12/07/2023, (MXN)	43,804,135
1,925,000(†††)	Mexican Fixed Rate Bonds, Series M-20, 8.500%, 5/31/2029, (MXN)	11,863,683
23,970,000(†††)	Mexican Fixed Rate Bonds, Series M-20, 10.000%, 12/05/2024, (MXN)	156,170,581

See accompanying notes to financial statements.

25  |

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Treasuries — continued
36,850,000	New Zealand Government Bond, 5.000%, 3/15/2019, (NZD)	$28,803,224
109,763,000	New Zealand Government Bond, 6.000%, 12/15/2017, (NZD)	83,790,193
290,574,000	Norway Government Bond, 3.750%, 5/25/2021, 144A, (NOK)	41,039,316
974,276,000	Norway Government Bond, 4.250%, 5/19/2017, 144A, (NOK)	124,661,165
416,760,000	Norway Government Bond, 4.500%, 5/22/2019, 144A, (NOK)	57,233,212
43,590,000	Republic of Brazil, 8.500%, 1/05/2024, (BRL)	12,381,428
23,848,000	Republic of Brazil, 10.250%, 1/10/2028, (BRL)	7,442,990
75,000,000	U.S. Treasury Note, 0.500%, 3/31/2017	75,005,850
150,000,000	U.S. Treasury Note, 0.625%, 6/30/2018	149,671,800
125,000,000	U.S. Treasury Note, 0.750%, 1/31/2018	125,044,000
205,000,000	U.S. Treasury Note, 0.750%, 8/31/2018	204,960,025
100,000,000	U.S. Treasury Note, 0.750%, 9/30/2018	99,968,800

		1,866,504,484

	Wireless — 0.6%
559,910,000	America Movil SAB de CV, 6.450%, 12/05/2022, (MXN)	28,125,806
58,200,000	America Movil SAB de CV, 8.460%, 12/18/2036, (MXN)	2,970,711
6,373,000	Sprint Capital Corp., 6.875%, 11/15/2028	5,982,654
612,000	Sprint Capital Corp., 8.750%, 3/15/2032	624,240
1,609,000	Sprint Communications, Inc., 6.000%, 11/15/2022	1,492,347
985,000	Sprint Corp., 7.125%, 6/15/2024	960,375

		40,156,133

	Wirelines — 4.6%
33,710,000	AT&T, Inc., 2.625%, 12/01/2022	33,977,253
26,815,000	AT&T, Inc., 3.000%, 2/15/2022	27,687,399
406,000	Bell Canada, MTN, 7.300%, 2/23/2032, (CAD)	431,218
2,936,000	BellSouth Telecommunications LLC, 5.850%, 11/15/2045	3,033,123
31,855,000	CenturyLink, Inc., 6.450%, 6/15/2021	34,124,669
670,000	CenturyLink, Inc., 7.650%, 3/15/2042	577,875
4,990,000	CenturyLink, Inc., Series G, 6.875%, 1/15/2028	4,809,112
4,508,000	CenturyLink, Inc., Series P, 7.600%, 9/15/2039	3,921,960
195,000	Cincinnati Bell Telephone Co. LLC, 6.300%, 12/01/2028	185,494
24,103,000	Embarq Corp., 7.995%, 6/01/2036	24,391,754
265,000	Frontier Communications Corp., 7.875%, 1/15/2027	237,175
1,365,000	Frontier Communications Corp., 9.000%, 8/15/2031	1,255,800
5,200,000	Oi S.A., 9.750%, 9/15/2016, 144A, (BRL)(g)	279,815
8,450,000	Portugal Telecom International Finance BV, EMTN, 4.500%, 6/16/2025, (EUR)(j)	2,183,230
18,850,000	Portugal Telecom International Finance BV, EMTN, 5.000%, 11/04/2019, (EUR)(j)	4,870,281
2,755,000	Qwest Capital Funding, Inc., 6.875%, 7/15/2028	2,603,475
4,370,000	Qwest Capital Funding, Inc., 7.625%, 8/03/2021	4,501,100
3,469,000	Qwest Capital Funding, Inc., 7.750%, 2/15/2031	3,364,930
333,000	Qwest Corp., 6.500%, 6/01/2017	342,990
12,308,000	Qwest Corp., 6.875%, 9/15/2033	12,269,821
9,077,000	Qwest Corp., 7.250%, 9/15/2025	9,933,215
9,474,000	Qwest Corp., 7.250%, 10/15/2035	9,373,358
3,185,000	Telecom Italia Capital S.A., 6.000%, 9/30/2034	3,153,946
7,955,000	Telecom Italia Capital S.A., 6.375%, 11/15/2033	8,094,212

See accompanying notes to financial statements.

|  26

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Wirelines — continued
$525,000	Telefonica Emisiones SAU, 5.134%, 4/27/2020	$578,731
975,000	Telefonica Emisiones SAU, 5.462%, 2/16/2021	1,107,167
4,100,000	Telefonica Emisiones SAU, EMTN, 5.289%, 12/09/2022, (GBP)	6,468,491
9,100,000	Telefonica Emisiones SAU, EMTN, 5.375%, 2/02/2026, (GBP)	15,109,461
14,137,000	Telus Corp., 4.950%, 3/15/2017, (CAD)	10,955,407
54,665,000	Telus Corp., Series CG, 5.050%, 12/04/2019, (CAD)	45,900,767
32,509,000	Verizon Communications, Inc., 2.450%, 11/01/2022	33,016,140

		308,739,369

	Total Non-Convertible Bonds (Identified Cost $6,043,636,520)	6,026,086,837

Convertible Bonds — 5.7%
	Finance Companies — 0.1%
3,905,000	Euronet Worldwide, Inc., 1.500%, 10/01/2044	4,915,419

	Midstream — 0.1%
5,470,000	Chesapeake Energy Corp., 2.500%, 5/15/2037	5,435,813

	Property & Casualty Insurance — 0.8%
49,186,000	Old Republic International Corp., 3.750%, 3/15/2018	59,053,941

	Technology — 4.7%
137,016,000	Intel Corp., 3.250%, 8/01/2039	250,568,010
11,515,000	Lam Research Corp., Series B, 1.250%, 5/15/2018	18,330,441
357,678	Liberty Interactive LLC, 3.500%, 1/15/2031	332,707
46,000,000	Priceline Group, Inc. (The), 0.900%, 9/15/2021	49,392,500

		318,623,658

	Total Convertible Bonds (Identified Cost $250,625,225)	388,028,831

Municipals — 0.3%
	Illinois — 0.1%
9,150,000	State of Illinois, 5.100%, 6/01/2033	8,820,600

	Michigan — 0.0%
2,240,000	Michigan Tobacco Settlement Finance Authority Taxable Turbo, Series A, 7.309%, 6/01/2034	2,198,179

	Virginia — 0.2%
10,740,000	Virginia Tobacco Settlement Financing Corp., Series A-1, 6.706%, 6/01/2046	9,224,371

	Total Municipals (Identified Cost $19,890,797)	20,243,150

	Total Bonds and Notes (Identified Cost $6,314,152,542)	6,434,358,818

See accompanying notes to financial statements.

27  |

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Investment Grade Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
Senior Loans — 0.4%
	Finance Companies — 0.4%
$18,424,763	AWAS Finance Luxembourg 2012 S.A., New Term Loan, 3.500%, 7/16/2018(d)	$18,482,432
9,663,113	AWAS Finance Luxembourg S.a.r.l., Term Loan B, 4.100%, 6/10/2018(d)	9,699,350

		28,181,782

	Total Senior Loans (Identified Cost $28,050,683)	28,181,782

Shares
Common Stocks — 0.9%
	Automobiles — 0.7%
4,063,816	Ford Motor Co.	49,050,259

	Metals & Mining — 0.0%
532,399	ArcelorMittal, (Registered)(j)	3,215,690

	REITs – Diversified — 0.2%
322,350	Weyerhaeuser Co.	10,295,859

	Total Common Stocks (Identified Cost $50,980,763)	62,561,808

Preferred Stocks — 0.0%
	Midstream — 0.0%
43,031	Chesapeake Energy Corp., 5.000%(j) (Identified Cost $3,673,619)	1,844,954

Principal Amount (‡)
Short-Term Investments — 4.9%
$329,519,146	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2016 at 0.030% to be repurchased at $329,519,970 on 10/03/2016 collateralized by $311,575,000 U.S. Treasury Note, 2.500% due 8/15/2023 valued at $336,111,531 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $329,519,146)	329,519,146

	Total Investments — 101.0% (Identified Cost $6,726,376,753)(a)	6,856,466,508
	Other assets less liabilities — (1.0)%	(70,879,330)

	Net Assets — 100.0%	$6,785,587,178

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 25.
(†††)	Amount shown represents units. One unit represents a principal amount of 100.

See accompanying notes to financial statements.

|  28

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Investment Grade Bond Fund – (continued)

(a)	Federal Tax Information:
At September 30, 2016, the net unrealized appreciation on investments based on a cost of $6,835,472,360 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$486,048,199
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(465,054,051)

	Net unrealized appreciation	$20,994,148

(b)	Illiquid security. (Unaudited)
(c)	Securities classified as fair valued pursuant to the Fund’s pricing policies and procedures. At September 30, 2016, the value of these securities amounted to $182,237,402 or 2.7% of net assets. See Note 2 of Notes to Financial Statements.
(d)	Variable rate security. Rate as of September 30, 2016 is disclosed.
(e)	Coupon rate is a fixed rate for an initial period then resets at a specified date and rate.
(f)	Perpetual bond with no specified maturity date.
(g)	The issuer is in default with respect to interest and/or principal payments. Income is not being accrued.
(h)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.
(i)	Fair valued by the Fund’s adviser. At September 30, 2016, the value of this security amounted to $676 or less than 0.1% of net assets. See Note 2 of Notes to Financial Statements.
(j)	Non-income producing security.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2016, the value of Rule 144A holdings amounted to $890,371,137 or 13.1% of net assets.
ABS	Asset-Backed Securities
EMTN	Euro Medium Term Note
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GMTN	Global Medium Term Note
MTN	Medium Term Note
PIK	Payment-in-Kind
PJSC	Private Joint-Stock Company
REITs	Real Estate Investment Trusts

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
ISK	Icelandic Krona
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar

See accompanying notes to financial statements.

29  |

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Investment Grade Bond Fund – (continued)

Industry Summary at September 30, 2016

Treasuries	27.5%
Banking	13.8
Technology	5.6
Wirelines	4.6
Finance Companies	4.1
Metals & Mining	3.2
Midstream	3.2
Local Authorities	2.5
Airlines	2.1
Other Investments, less than 2% each	29.5
Short-Term Investments	4.9

Total Investments	101.0
Other assets less liabilities	(1.0)

Net Assets	100.0%

Currency Exposure Summary at September 30, 2016

United States Dollar	70.5%
Canadian Dollar	11.6
New Zealand Dollar	6.1
Mexican Peso	4.4
Australian Dollar	3.7
Norwegian Krone	3.3
Other, less than 2% each	1.4

Total Investments	101.0
Other assets less liabilities	(1.0)

Net Assets	100.0%

See accompanying notes to financial statements.

|  30

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Strategic Income Fund

Principal Amount (‡)	Description	Value (†)
Bonds and Notes — 79.2% of Net Assets
Non-Convertible Bonds — 71.3%
	ABS Other — 0.2%
$19,857,608	GCA2014 Holdings Ltd., Series 2014-1, Class C, 6.000%, 1/05/2030, 144A(b)(c)	$12,450,720
7,738,581	GCA2014 Holdings Ltd., Series 2014-1, Class D, 7.500%, 1/05/2030, 144A(b)(c)	2,230,259
42,000,000	GCA2014 Holdings Ltd., Series 2014-1, Class E, Zero Coupon, 1/05/2030, 144A(b)(c)(d)	588,000
11,497,542	Global Container Assets Ltd., Series 2015-1A, Class B, 4.500%, 2/05/2030, 144A(c)(e)	11,243,882

		26,512,861

	Aerospace & Defense — 1.0%
620,000	Bombardier, Inc., 7.350%, 12/22/2026, 144A, (CAD)	428,865
11,800,000	Bombardier, Inc., 7.450%, 5/01/2034, 144A	10,103,750
16,246,000	KLX, Inc., 5.875%, 12/01/2022, 144A	16,814,610
22,548,000	Meccanica Holdings USA, Inc., 6.250%, 1/15/2040, 144A	22,097,040
20,755,000	Meccanica Holdings USA, Inc., 7.375%, 7/15/2039, 144A	22,726,725
5,310,000	Textron Financial Corp., (fixed rate to 2/15/2017, variable rate thereafter), 6.000%, 2/15/2067, 144A	3,776,738
24,513,000	TransDigm, Inc., 6.500%, 7/15/2024	25,799,933
17,765,000	TransDigm, Inc., 6.500%, 5/15/2025	18,497,806

		120,245,467

	Airlines — 2.9%
13,620,000	Air Canada, 7.625%, 10/01/2019, 144A, (CAD)	10,777,340
146,785,000	American Airlines Group, Inc., 5.500%, 10/01/2019, 144A	152,839,881
12,417,134	American Airlines Pass Through Trust, Series 2013-1, Class A, 4.000%, 1/15/2027	13,206,491
10,157,634	American Airlines Pass Through Trust, Series 2013-2, Class C, 6.000%, 1/15/2017, 144A	10,251,490
2,527,717	Continental Airlines Pass Through Certificates, Series 2012-2, Class B, 5.500%, 4/29/2022	2,642,652
21,015,000	Continental Airlines Pass Through Certificates, Series 2012-3, Class C, 6.125%, 4/29/2018	21,960,675
136,151	Continental Airlines Pass Through Trust, Series 1997-4, Class B, 6.900%, 7/02/2018	137,853
440,970	Continental Airlines Pass Through Trust, Series 1999-1, Class B, 6.795%, 2/02/2020	456,668
930	Continental Airlines Pass Through Trust, Series 1999-2, Class B, 7.566%, 9/15/2021	933
638,848	Continental Airlines Pass Through Trust, Series 2001-1, Class A-1, 6.703%, 12/15/2022	685,963
2,769,848	Continental Airlines Pass Through Trust, Series 2012-1, Class B, 6.250%, 10/11/2021	2,970,662
702,047	Northwest Airlines, Inc., Series 2002-1, Class G2, (MBIA insured), 6.264%, 5/20/2023	760,879
235,747	UAL Pass Through Trust, Series 2009-1, 10.400%, 5/01/2018	236,030

See accompanying notes to financial statements.

31  |

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Airlines — continued
$7,597,206	US Airways Pass Through Trust, Series 2010-1B, Class B, 8.500%, 10/22/2018	$7,839,329
36,614,098	US Airways Pass Through Trust, Series 2011-1B, Class B, 9.750%, 4/22/2020	40,552,677
5,784,370	US Airways Pass Through Trust, Series 2012-1B, Class B, 8.000%, 4/01/2021	6,406,190
48,950,000	Virgin Australia Holdings Ltd., 8.500%, 11/15/2019, 144A	50,418,500
3,800,269	Virgin Australia Pass Through Trust, Series 2013-1B, 6.000%, 4/23/2022, 144A	3,857,273
5,692,148	Virgin Australia Pass Through Trust, Series 2013-1C, 7.125%, 10/23/2018, 144A	5,763,300

		331,764,786

	Automotive — 0.3%
1,220,000	Ford Motor Co., 6.625%, 2/15/2028	1,461,841
1,345,000	Ford Motor Co., 7.500%, 8/01/2026	1,719,309
4,977,000	Goodyear Tire & Rubber Co. (The), 7.000%, 3/15/2028	5,437,373
26,055,000	Midas Intermediate Holdco II LLC/Midas Intermediate Holdco II Finance, Inc., 7.875%, 10/01/2022, 144A	26,510,962

		35,129,485

	Banking — 5.8%
6,000,000	Ally Financial, Inc., 8.000%, 11/01/2031	7,395,000
7,045,000	Bank of America Corp., MTN, 3.300%, 1/11/2023	7,292,759
265,000	Bank of America Corp., MTN, 4.250%, 10/22/2026	281,149
1,500,000	Bank of America Corp., Series K, (fixed rate to 1/30/2018, variable rate thereafter), 8.000%(f)	1,530,000
10,000,000	Bank of Nova Scotia, 2.462%, 3/14/2019, (CAD)	7,827,280
57,792,000,000	Barclays Financial LLC, EMTN, 3.500%, 11/29/2016, (KRW)	52,629,209
36,445,000	Citigroup, Inc., 5.130%, 11/12/2019, (NZD)	27,829,648
22,091,000	Citigroup, Inc., 6.250%, 6/29/2017, (NZD)	16,444,966
3,450,000	Cooperatieve Rabobank UA, 3.950%, 11/09/2022	3,616,556
25,000,000	Goldman Sachs Group, Inc. (The), 3.550%, 2/12/2021, (CAD)	20,165,784
9,090,000	ICICI Bank Ltd., (fixed rate to 4/30/2017, variable rate thereafter), 6.375%, 4/30/2022, 144A	9,262,955
19,245,000	Intesa Sanpaolo SpA, 5.017%, 6/26/2024, 144A	17,562,333
45,620,000	JPMorgan Chase & Co., 4.250%, 11/02/2018, (NZD)	33,926,425
800,000	Merrill Lynch & Co., Inc., Series C, MTN, 6.050%, 6/01/2034	943,000
36,195,000	Morgan Stanley, 4.350%, 9/08/2026	38,641,854
35,325,000	Morgan Stanley, 4.750%, 11/16/2018, (AUD)	28,101,553
185,000,000	Morgan Stanley, 5.000%, 9/30/2021, (AUD)	153,161,568
74,310,000	Morgan Stanley, 7.600%, 8/08/2017, (NZD)	55,995,888
100,265,000	Morgan Stanley, 8.000%, 5/09/2017, (AUD)	79,126,344
950,000	Morgan Stanley, EMTN, 5.750%, 2/14/2017, (GBP)	1,252,679
46,735,000	Morgan Stanley, MTN, 4.100%, 5/22/2023	49,411,093
10,000,000	Morgan Stanley, MTN, 6.250%, 8/09/2026	12,537,630
53,095,000	Morgan Stanley, Series MPLE, 3.125%, 8/05/2021, (CAD)	42,266,769

		667,202,442

See accompanying notes to financial statements.

|  32

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Brokerage — 1.0%
$5,000,000	Jefferies Finance LLC/JFIN Co-Issuer Corp., 6.875%, 4/15/2022, 144A	$4,650,000
22,540,000	Jefferies Finance LLC/JFIN Co-Issuer Corp., 7.500%, 4/15/2021, 144A	21,920,150
43,025,000	Jefferies Group LLC, 5.125%, 1/20/2023	45,838,491
20,010,000	Jefferies Group LLC, 6.250%, 1/15/2036	20,855,963
15,215,000	Jefferies Group LLC, 6.450%, 6/08/2027	17,224,901

		110,489,505

	Building Materials — 0.5%
19,945,000	Atrium Windows & Doors, Inc., 7.750%, 5/01/2019, 144A	17,925,569
6,995,000	Masco Corp., 6.500%, 8/15/2032	7,694,500
3,755,000	Masco Corp., 7.125%, 3/15/2020	4,318,250
2,630,000	Masco Corp., 7.750%, 8/01/2029	3,142,850
2,000,000	NCI Building Systems, Inc., 8.250%, 1/15/2023, 144A	2,175,000
18,640,000	Owens Corning, 7.000%, 12/01/2036	23,530,800

		58,786,969

	Cable Satellite — 1.2%
850,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.125%, 5/01/2023, 144A	887,188
975,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.375%, 5/01/2025, 144A	1,022,531
3,315,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.750%, 1/15/2024	3,522,188
4,360,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.875%, 5/01/2027, 144A	4,643,400
17,679,000	DISH DBS Corp., 5.875%, 11/15/2024	17,458,012
25,270,000	Shaw Communications, Inc., 5.650%, 10/01/2019, (CAD)	21,137,080
4,835,000	Time Warner Cable LLC, 4.500%, 9/15/2042	4,613,842
135,000	Time Warner Cable LLC, 5.875%, 11/15/2040	149,916
44,800,000	UPC Holding BV, 6.375%, 9/15/2022, 144A, (EUR)	53,345,615
11,275,000	Videotron Ltd., 5.625%, 6/15/2025, 144A, (CAD)	8,830,415
7,000,000	Virgin Media Finance PLC, 6.000%, 10/15/2024, 144A	7,245,070
20,300,000	VTR Finance BV, 6.875%, 1/15/2024, 144A	21,203,350

		144,058,607

	Chemicals — 3.3%
19,810,000	Aruba Investments, Inc., 8.750%, 2/15/2023, 144A	20,206,200
99,610,000	Chemours Co. (The), 6.625%, 5/15/2023	97,119,750
18,370,000	Chemours Co. (The), 7.000%, 5/15/2025	18,048,525
85,854,000	Consolidated Energy Finance S.A., 6.750%, 10/15/2019, 144A	84,780,825
20,000,000	Eco Services Operations LLC/Eco Finance Corp., 8.500%, 11/01/2022, 144A	20,800,000
20,070,000	Hercules, Inc., 6.500%, 6/30/2029	18,063,000
26,164,000	Hexion, Inc., 7.875%, 2/15/2023(b)(c)	9,419,040
6,010,000	Hexion, Inc., 8.875%, 2/01/2018	5,724,525
8,757,000	Hexion, Inc., 9.200%, 3/15/2021(b)(c)	3,415,230
16,660,000	Hexion, Inc./Hexion Nova Scotia Finance ULC, 9.000%, 11/15/2020	12,057,675
90,205,000	INVISTA Finance LLC, 4.250%, 10/15/2019, 144A	89,761,191
885,000	TPC Group, Inc., 8.750%, 12/15/2020, 144A	686,362

		380,082,323

	Construction Machinery — 0.2%
840,000	Joy Global, Inc., 6.625%, 11/15/2036	990,679
5,105,000	United Rentals North America, Inc., 5.750%, 11/15/2024	5,296,438
11,655,000	United Rentals North America, Inc., 7.625%, 4/15/2022	12,412,575

		18,699,692

See accompanying notes to financial statements.

33  |

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Consumer Cyclical Services — 0.1%
$670,000	ServiceMaster Co. LLC (The), 7.100%, 3/01/2018	$690,938
5,500,000	ServiceMaster Co. LLC (The), 7.450%, 8/15/2027	5,846,500

		6,537,438

	Consumer Products — 0.1%
11,545,000	Avon Products, Inc., 8.950%, 3/15/2043	9,438,038

	Diversified Manufacturing — 0.5%
57,000,000	General Electric Co., GMTN, 4.250%, 1/17/2018, (NZD)	42,127,380
25,320,000	General Electric Co., Series A, GMTN, 5.500%, 2/01/2017, (NZD)	18,580,533

		60,707,913

	Electric — 1.3%
5,093,000	AES Corp. (The), 4.875%, 5/15/2023	5,169,395
9,505,000	AES Corp. (The), 5.500%, 3/15/2024	9,891,093
10,185,000	AES Corp. (The), 5.500%, 4/15/2025	10,477,819
37,660,419	Alta Wind Holdings LLC, 7.000%, 6/30/2035, 144A	38,530,902
49,217,455	Bruce Mansfield Unit Pass Through Trust, 6.850%, 6/01/2034(c)(e)	25,060,544
1,247,846	CE Generation LLC, 7.416%, 12/15/2018	1,166,736
3,892,000	DPL, Inc., 6.750%, 10/01/2019	4,037,950
19,705,000	Dynegy, Inc., 7.625%, 11/01/2024	19,350,310
29,959,000	EDP Finance BV, 4.125%, 1/15/2020, 144A	31,052,504
3,570,000	Empresa Nacional de Electricidad S.A., 7.875%, 2/01/2027	4,436,211
555,000	Enersis Americas S.A., 7.400%, 12/01/2016	559,000
407,451	Red Oak Power LLC, Series A, 8.540%, 11/30/2019	407,961

		150,140,425

	Finance Companies — 4.1%
4,095,000	iStar, Inc., 4.875%, 7/01/2018	4,115,475
14,060,000	iStar, Inc., 5.000%, 7/01/2019	14,023,163
23,175,000	iStar, Inc., 5.850%, 3/15/2017	23,451,733
10,400,000	iStar, Inc., 7.125%, 2/15/2018	10,842,000
19,915,000	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 7.375%, 10/01/2017	20,064,363
2,260,000	Navient Corp., 5.875%, 10/25/2024	2,056,600
19,155,000	Navient Corp., MTN, 6.125%, 3/25/2024	17,838,094
23,020,000	Navient LLC, 4.875%, 6/17/2019	22,933,675
22,945,000	Navient LLC, 5.500%, 1/25/2023	21,052,037
109,950(††)	Navient LLC, 6.000%, 12/15/2043	2,526,101
5,910,000	Navient LLC, MTN, 4.625%, 9/25/2017	5,998,650
7,780,000	Navient LLC, MTN, 5.500%, 1/15/2019	7,896,700
17,600,000	Navient LLC, MTN, 7.250%, 1/25/2022	17,952,000
2,160,000	Navient LLC, MTN, 8.000%, 3/25/2020	2,316,600
14,465,000	Navient LLC, Series A, MTN, 5.000%, 6/15/2018	14,465,000
50,910,000	Navient LLC, Series A, MTN, 5.625%, 8/01/2033(c)(e)	40,473,450
51,680,000	Springleaf Finance Corp., 5.250%, 12/15/2019	52,778,200
133,915,000	Springleaf Finance Corp., 7.750%, 10/01/2021	140,443,356
55,015,000	Springleaf Finance Corp., 8.250%, 10/01/2023	57,765,750

		478,992,947

See accompanying notes to financial statements.

|  34

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Food & Beverage — 0.0%
$4,880,000	Shearer’s Foods LLC/Chip Finance Corp., 9.000%, 11/01/2019, 144A	$5,119,120

	Government Owned – No Guarantee — 0.6%
22,160,000	Pertamina Persero PT, 6.450%, 5/30/2044, 144A	25,670,122
21,145,000	Petrobras Global Finance BV, 4.375%, 5/20/2023	18,914,202
30,955,000	Petrobras Global Finance BV, 5.625%, 5/20/2043	23,371,025

		67,955,349

	Healthcare — 2.6%
2,160,000	BioScrip, Inc., 8.875%, 2/15/2021	2,019,600
40,686,000	HCA, Inc., 5.875%, 5/01/2023	43,330,590
14,620,000	HCA, Inc., 7.050%, 12/01/2027	15,552,025
20,447,000	HCA, Inc., 7.500%, 12/15/2023	22,670,611
24,215,000	HCA, Inc., 7.500%, 11/06/2033	26,243,006
43,928,000	HCA, Inc., 7.690%, 6/15/2025	49,371,118
32,745,000	HCA, Inc., 8.360%, 4/15/2024	38,019,565
10,815,000	HCA, Inc., MTN, 7.580%, 9/15/2025	12,193,913
9,492,000	HCA, Inc., MTN, 7.750%, 7/15/2036	10,286,955
955,000	Tenet Healthcare Corp., 4.375%, 10/01/2021	950,225
29,130,000	Tenet Healthcare Corp., 5.000%, 3/01/2019	28,474,575
25,530,000	Tenet Healthcare Corp., 6.750%, 6/15/2023	23,742,900
33,559,000	Tenet Healthcare Corp., 6.875%, 11/15/2031	27,602,278

		300,457,361

	Home Construction — 0.9%
3,075,000	Beazer Homes USA, Inc., 7.250%, 2/01/2023	3,059,625
13,360,000	K. Hovnanian Enterprises, Inc., 5.000%, 11/01/2021(c)(e)	9,352,000
29,735,000	K. Hovnanian Enterprises, Inc., 8.000%, 11/01/2019, 144A	17,989,675
3,620,000	KB Home, 4.750%, 5/15/2019	3,696,925
47,260,000	PulteGroup, Inc., 6.000%, 2/15/2035	47,732,600
13,190,000	PulteGroup, Inc., 6.375%, 5/15/2033	13,739,587
10,305,000	TRI Pointe Holdings, Inc./TRI Pointe Group, Inc., 4.375%, 6/15/2019	10,601,269
195,000	TRI Pointe Holdings, Inc./TRI Pointe Group, Inc., 5.875%, 6/15/2024	202,800

		106,374,481

	Independent Energy — 1.8%
595,000	Anadarko Petroleum Corp., 3.450%, 7/15/2024	586,909
540,000	Anadarko Petroleum Corp., 4.500%, 7/15/2044	495,449
4,810,000	Antero Resources Corp., 5.625%, 6/01/2023	4,900,187
7,550,000	Baytex Energy Corp., 5.125%, 6/01/2021, 144A	6,285,375
6,930,000	Baytex Energy Corp., 5.625%, 6/01/2024, 144A	5,647,950
15,000,000	Bellatrix Exploration Ltd., 8.500%, 5/15/2020, 144A	13,950,000
1,705,000	Bonanza Creek Energy, Inc., 6.750%, 4/15/2021	775,775
8,645,000	California Resources Corp., 5.500%, 9/15/2021	4,581,850
1,188,000	California Resources Corp., 6.000%, 11/15/2024	567,270
1,310,000	Chesapeake Energy Corp., 4.875%, 4/15/2022	1,103,675
55,000	Chesapeake Energy Corp., 6.875%, 11/15/2020	51,425
6,505,000	Continental Resources, Inc., 3.800%, 6/01/2024	5,952,075
1,225,000	Continental Resources, Inc., 4.500%, 4/15/2023	1,176,000
19,290,000	Eclipse Resources Corp., 8.875%, 7/15/2023	18,795,694

See accompanying notes to financial statements.

35  |

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Independent Energy — (continued)
$1,022,000	Noble Energy, Inc., 5.625%, 5/01/2021	$1,068,062
1,940,000	Oasis Petroleum, Inc., 6.875%, 1/15/2023	1,852,700
7,170,000	Pan American Energy LLC/Argentine Branch, 7.875%, 5/07/2021, 144A	7,689,825
2,055,000	QEP Resources, Inc., 5.250%, 5/01/2023	2,024,175
5,470,000	QEP Resources, Inc., 6.875%, 3/01/2021	5,702,475
17,187,000	Rex Energy Corp., (Step to 8.000% on 10/01/2017), 1.000%, 10/01/2020(g)	9,366,915
6,250,000	Rice Energy, Inc., 6.250%, 5/01/2022	6,453,125
7,200,000	RSP Permian, Inc., 6.625%, 10/01/2022	7,542,000
17,908,000	Sanchez Energy Corp., 6.125%, 1/15/2023	14,371,170
9,520,000	Sanchez Energy Corp., 7.750%, 6/15/2021	8,377,600
8,241,000	SM Energy Co., 5.000%, 1/15/2024	7,746,540
22,844,000	SM Energy Co., 6.125%, 11/15/2022	22,844,000
801,000	SM Energy Co., 6.500%, 11/15/2021	819,023
2,522,000	SM Energy Co., 6.500%, 1/01/2023	2,547,220
44,795,000	Ultra Petroleum Corp., 6.125%, 10/01/2024, 144A(h)	35,388,050
10,845,000	Whiting Petroleum Corp., 5.000%, 3/15/2019	10,492,537
3,855,000	Whiting Petroleum Corp., 5.750%, 3/15/2021	3,604,425
945,000	Whiting Petroleum Corp., 6.250%, 4/01/2023	862,312

		213,621,788

	Industrial Other — 0.1%
6,880,000	Broadspectrum Ltd., 8.375%, 5/15/2020, 144A	7,327,200

	Integrated Energy — 0.0%
5,385,000	Pacific Exploration and Production Corp., 5.125%, 3/28/2023, 144A(h)	996,225
3,125,000	Pacific Exploration and Production Corp., 5.625%, 1/19/2025, 144A(h)	578,125

		1,574,350

	Life Insurance — 0.8%
15,000,000	Forethought Financial Group, Inc., 8.625%, 4/15/2021, 144A(c)(e)	17,246,400
3,695,000	Genworth Holdings, Inc., 4.800%, 2/15/2024	3,039,137
27,200,000	Genworth Holdings, Inc., 4.900%, 8/15/2023	22,644,000
10,990,000	Genworth Holdings, Inc., 6.500%, 6/15/2034	8,956,850
1,225,000	Genworth Holdings, Inc., (fixed rate to 11/15/2016, variable rate thereafter), 6.150%, 11/15/2066	548,188
20,000,000	National Life Insurance Co., 10.500%, 9/15/2039, 144A(c)(e)	30,669,600
8,920,000	NLV Financial Corp., 7.500%, 8/15/2033, 144A(c)(e)	10,289,184

		93,393,359

	Local Authorities — 1.3%
95,480,000	New South Wales Treasury Corp., 4.000%, 4/08/2021, (AUD)	80,053,813
82,840,000	New South Wales Treasury Corp., 6.000%, 2/01/2018, (AUD)	66,974,959

		147,028,772

	Media Entertainment — 1.2%
111,590,000	Grupo Televisa SAB, EMTN, 7.250%, 5/14/2043, (MXN)	4,989,121
64,250,000	iHeartCommunications, Inc., 9.000%, 3/01/2021	47,866,250
33,370,000	iHeartCommunications, Inc., 9.000%, 9/15/2022	24,276,675
7,180,000	Outfront Media Capital LLC/Outfront Media Capital Corp., 5.250%, 2/15/2022	7,467,200

See accompanying notes to financial statements.

|  36

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Media Entertainment — (continued)
$17,950,000	Outfront Media Capital LLC/Outfront Media Capital Corp., 5.875%, 3/15/2025	$18,847,500
27,185,000	R.R. Donnelley & Sons Co., 6.000%, 4/01/2024	26,981,112
2,410,000	R.R. Donnelley & Sons Co., 6.500%, 11/15/2023	2,428,075
283,000	R.R. Donnelley & Sons Co., 7.000%, 2/15/2022	293,613
5,925,000	R.R. Donnelley & Sons Co., 7.875%, 3/15/2021	6,473,063

		139,622,609

	Metals & Mining — 2.0%
8,202,122	1839688 Alberta ULC, PIK, 14.000%, 2/13/2020(b)(c)(h)(i)	3,281
2,000,000	AK Steel Corp., 7.625%, 10/01/2021	1,920,000
3,949,000	Alcoa, Inc., 5.870%, 2/23/2022	4,245,175
5,075,000	Alcoa, Inc., 5.900%, 2/01/2027	5,430,250
1,405,000	Alcoa, Inc., 5.950%, 2/01/2037	1,412,728
4,330,000	Alcoa, Inc., 6.750%, 1/15/2028	4,730,525
25,271,000	ArcelorMittal, 7.750%, 3/01/2041	26,345,017
30,695,000	Barminco Finance Pty Ltd., 9.000%, 6/01/2018, 144A	29,697,412
8,705,000	Barrick North America Finance LLC, 5.750%, 5/01/2043	10,207,814
23,112,000	Cliffs Natural Resources, Inc., 8.000%, 9/30/2020, 144A	22,649,760
26,350,000	Essar Steel Algoma, Inc., 9.500%, 11/15/2019, 144A(c)(e)(h)	3,557,250
12,315,000	First Quantum Minerals Ltd., 7.250%, 5/15/2022, 144A	10,898,775
14,645,000	Lundin Mining Corp., 7.500%, 11/01/2020, 144A	15,560,312
51,000,000	Lundin Mining Corp., 7.875%, 11/01/2022, 144A	54,315,000
4,200,000	Rain CII Carbon LLC/CII Carbon Corp., 8.250%, 1/15/2021, 144A	4,095,000
16,135,000	Russel Metals, Inc., 6.000%, 4/19/2022, 144A, (CAD)	12,390,726
11,719,000	United States Steel Corp., 6.650%, 6/01/2037	9,375,200
4,835,000	United States Steel Corp., 6.875%, 4/01/2021	4,786,650
2,655,000	United States Steel Corp., 7.375%, 4/01/2020	2,641,725
10,000,000	Worthington Industries, Inc., 6.500%, 4/15/2020	11,111,440

		235,374,040

	Midstream — 0.2%
8,935,000	IFM U.S. Colonial Pipeline 2 LLC, 6.450%, 5/01/2021, 144A	10,087,481
505,000	NGPL PipeCo LLC, 7.768%, 12/15/2037, 144A	547,925
3,350,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 4.125%, 11/15/2019	3,396,900
9,440,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 5.000%, 1/15/2018	9,770,400
3,185,492	Transportadora de Gas del Sur S.A., 9.625%, 5/14/2020, 144A	3,448,295

		27,251,001

	Non-Agency Commercial Mortgage-Backed Securities — 1.2%
25,206,565	Commercial Mortgage Pass Through Certificates, Series 2014-FL4, Class AR1, 2.225%, 5/13/2031, 144A(c)(e)(j)	25,037,540
12,902,000	Commercial Mortgage Pass Through Certificates, Series 2014-FL4, Class AR2, 2.725%, 5/13/2031, 144A(c)(e)(j)	12,908,714
8,622,000	Commercial Mortgage Pass Through Certificates, Series 2014-FL4, Class AR3, 3.175%, 5/13/2031, 144A(c)(e)(j)	8,692,151

See accompanying notes to financial statements.

37  |

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Non-Agency Commercial Mortgage-Backed Securities — continued
$16,080,000	Commercial Mortgage Pass Through Certificates, Series 2014-FL4, Class AR4, 4.275%, 5/13/2031, 144A(c)(e)(j)	$15,692,171
35,060,000	GS Mortgage Securities Trust, Series 2007-GG10, Class AM, 5.988%, 8/10/2045(j)	33,746,197
12,334,199	Institutional Mortgage Securities Canada, Inc., Series 2014-5A, Class A1, 2.003%, 7/12/2047, 144A, (CAD)	9,327,153
29,977,241	Motel 6 Trust, Series 2015-M6MZ, Class M, 8.230%, 2/05/2020, 144A(c)(e)	30,173,967

		135,577,893

	Oil Field Services — 0.7%
19,335,000	FTS International, Inc., 6.250%, 5/01/2022	7,395,638
7,120,000	Global Marine, Inc., 7.000%, 6/01/2028	4,984,000
17,482,000	Paragon Offshore PLC, 6.750%, 7/15/2022, 144A(h)	4,851,255
40,403,000	Paragon Offshore PLC, 7.250%, 8/15/2024, 144A(h)	11,211,832
18,385,000	Pioneer Energy Services Corp., 6.125%, 3/15/2022	12,134,100
12,020,000	Precision Drilling Corp., 5.250%, 11/15/2024	9,796,300
594,000	Precision Drilling Corp., 6.500%, 12/15/2021	537,570
2,590,000	Precision Drilling Corp., 6.625%, 11/15/2020	2,402,225
500,000	Sidewinder Drilling, Inc., 9.750%, 11/15/2019, 144A	32,500
39,300,000	Transocean, Inc., 5.050%, 10/15/2022	30,801,375
1,320,000	Transocean, Inc., 6.800%, 3/15/2038	864,600

		85,011,395

	Packaging — 0.0%
1,705,000	Signode Industrial Group Lux S.A./Signode Industrial Group U.S., Inc., 6.375%, 5/01/2022, 144A	1,726,313

	Paper — 0.4%
15,225,000	Georgia-Pacific LLC, 7.750%, 11/15/2029	21,787,660
4,865,000	WestRock MWV LLC, 7.950%, 2/15/2031	6,559,445
8,750,000	WestRock MWV LLC, 8.200%, 1/15/2030	11,931,124
2,840,000	Weyerhaeuser Co., 6.950%, 10/01/2027	3,530,680

		43,808,909

	Property & Casualty Insurance — 0.2%
12,510,000	MBIA Insurance Corp., 11.940%, 1/15/2033, 144A(d)(j)	5,004,000
1,225,000	Old Republic International Corp., 4.875%, 10/01/2024	1,324,578
3,000,000	Sirius International Group, (fixed rate to 6/30/2017, variable rate thereafter), 7.506%, 144A(f)	3,019,200
17,870,000	XL Group PLC, (fixed rate to 4/15/2017, variable rate thereafter), 6.500%(f)	13,399,998

		22,747,776

	Railroads — 0.0%
1,153,000	Missouri Pacific Railroad Co., 5.000%, 1/01/2045(c)(e)	1,127,395

	Restaurants — 0.0%
1,330,000	Wagamama Finance PLC, 7.875%, 2/01/2020, 144A, (GBP)	1,812,227

	Retailers — 0.9%
3,325,000	Dillard’s, Inc., 7.000%, 12/01/2028	3,806,926
1,500,000	Dillard’s, Inc., 7.750%, 7/15/2026	1,726,950

See accompanying notes to financial statements.

|  38

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Retailers — continued
$10,270,000	Foot Locker, Inc., 8.500%, 1/15/2022	$12,118,600
830,000	J.C. Penney Corp., Inc., 5.650%, 6/01/2020	831,975
3,335,000	J.C. Penney Corp., Inc., 5.750%, 2/15/2018	3,451,725
27,224,000	J.C. Penney Corp., Inc., 6.375%, 10/15/2036	23,412,640
2,510,000	J.C. Penney Corp., Inc., 7.625%, 3/01/2097	2,070,750
8,170,000	J.C. Penney Corp., Inc., 8.125%, 10/01/2019	8,905,300
12,275,000	Macy’s Retail Holdings, Inc., 6.790%, 7/15/2027	14,147,846
6,365,000	Marks & Spencer PLC, 7.125%, 12/01/2037, 144A	7,936,264
3,765,000	Nine West Holdings, Inc., 6.125%, 11/15/2034	489,450
22,871,000	TRU Taj LLC/TRU Taj Finance, Inc., 12.000%, 8/15/2021, 144A	23,042,532

		101,940,958

	Sovereigns — 1.8%
206,715,000	Portugal Government International Bond, 5.125%, 10/15/2024, 144A	205,903,023

	Supermarkets — 1.8%
4,555,000	Albertson’s Cos. LLC/Safeway, Inc./New Albertson’s, Inc./Albertson’s LLC, 6.625%, 6/15/2024, 144A	4,737,200
79,276,000	New Albertson’s, Inc., 7.450%, 8/01/2029	77,690,480
25,595,000	New Albertson’s, Inc., 7.750%, 6/15/2026	25,499,019
24,085,000	New Albertson’s, Inc., 8.000%, 5/01/2031	23,753,831
5,815,000	New Albertson’s, Inc., 8.700%, 5/01/2030	5,902,225
16,482,000	New Albertson’s, Inc., Series C, MTN, 6.625%, 6/01/2028	15,163,440
34,580,000	SUPERVALU, Inc., 6.750%, 6/01/2021	32,332,300
23,400,000	SUPERVALU, Inc., 7.750%, 11/15/2022	22,347,000

		207,425,495

	Supranational — 0.2%
24,450,000	Inter-American Development Bank, EMTN, 6.000%, 12/15/2017, (NZD)	18,548,927

	Technology — 1.5%
4,537,000	Advanced Micro Devices, Inc., 7.000%, 7/01/2024	4,457,603
44,160,000	Alcatel-Lucent USA, Inc., 6.450%, 3/15/2029	48,852,000
34,955,000	Amkor Technology, Inc., 6.375%, 10/01/2022	36,091,037
56,340,000	KLA-Tencor Corp., 4.650%, 11/01/2024	61,911,857
15,170,000	KLA-Tencor Corp., 5.650%, 11/01/2034	16,889,398
2,562,000	Motorola Solutions, Inc., 6.625%, 11/15/2037	2,653,950
180,000	Samsung Electronics Co. Ltd., 7.700%, 10/01/2027, 144A	229,652

		171,085,497

	Transportation Services — 0.1%
10,503,000	APL Ltd., 8.000%, 1/15/2024(c)(e)	6,931,980
2,829,266	Atlas Air Pass Through Trust, Series 1998-1, Class B, 7.680%, 1/02/2018(b)	2,878,778
2,081,009	Atlas Air Pass Through Trust, Series 1998-1, Class C, 8.010%, 7/02/2011(b)(k)	2,127,831
1,374,422	Atlas Air Pass Through Trust, Series 1999-1, Class B, 7.630%, 1/02/2018(b)	1,374,422
2,274,100	Atlas Air Pass Through Trust, Series 1999-1, Class C, 8.770%, 7/02/2012(b)(k)	2,342,323
1,816,946	Atlas Air Pass Through Trust, Series 2000-1, Class B, 9.057%, 1/02/2018(b)	1,844,200

		17,499,534

See accompanying notes to financial statements.

39  |

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Treasuries — 23.3%
312,000,000	Canadian Government, 0.750%, 9/01/2020, (CAD)	$239,476,261
29,490,000	Canadian Government, 1.250%, 9/01/2018, (CAD)	22,795,155
80,645,000	Canadian Government, 1.750%, 9/01/2019, (CAD)	63,643,132
6,710,000	Hellenic Republic Government Bond, 3.375%, 7/17/2017, 144A, (EUR)	7,369,509
1,010,000	Hellenic Republic Government Bond, Series PSI, (Step to 3.650% on 2/24/2020), 3.000%, 2/24/2024, (EUR)(g)	829,591
1,100,000	Hellenic Republic Government Bond, Series PSI, (Step to 3.650% on 2/24/2020), 3.000%, 2/24/2035, (EUR)(g)	727,835
4,000,000	Hellenic Republic Government Bond, Series PSI, (Step to 3.650% on 2/24/2020), 3.000%, 2/24/2036, (EUR)(g)	2,655,418
4,455,000	Hellenic Republic Government Bond, Series PSI, (Step to 3.650% on 2/24/2020), 3.000%, 2/24/2037, (EUR)(g)	2,936,313
5,820,000	Hellenic Republic Government Bond, Series PSI, (Step to 3.650% on 2/24/2020), 3.000%, 2/24/2038, (EUR)(g)	3,797,235
4,000,000	Hellenic Republic Government Bond, Series PSI, (Step to 3.650% on 2/24/2020), 3.000%, 2/24/2039, (EUR)(g)	2,613,036
4,680,000	Hellenic Republic Government Bond, Series PSI, (Step to 3.650% on 2/24/2020), 3.000%, 2/24/2040, (EUR)(g)	3,048,746
5,970,000	Hellenic Republic Government Bond, Series PSI, (Step to 3.650% on 2/24/2020), 3.000%, 2/24/2041, (EUR)(g)	3,896,094
4,000,000	Hellenic Republic Government Bond, Series PSI, (Step to 3.650% on 2/24/2020), 3.000%, 2/24/2042, (EUR)(g)	2,620,882
3,842,906,000	Iceland Government International Bond, 6.000%, 10/13/2016, (ISK)	22,871,009
1,605,660,000	Iceland Government International Bond, 7.250%, 10/26/2022, (ISK)	10,561,037
4,496,156,000	Iceland Government International Bond, 8.750%, 2/26/2019, (ISK)	28,850,334
9,710,000(†††)	Mexican Fixed Rate Bonds, Series M, 5.000%, 6/15/2017, (MXN)	50,108,603
9,930,439(†††)	Mexican Fixed Rate Bonds, Series M, 6.500%, 6/10/2021, (MXN)	52,764,447
4,250,000(†††)	Mexican Fixed Rate Bonds, Series M, 7.750%, 5/29/2031, (MXN)	24,793,733
7,740,000(†††)	Mexican Fixed Rate Bonds, Series M-20, 7.500%, 6/03/2027, (MXN)	44,157,050
27,224,481(†††)	Mexican Fixed Rate Bonds, Series M-20, 8.000%, 12/07/2023, (MXN)	157,848,425
3,035,000(†††)	Mexican Fixed Rate Bonds, Series M-20, 8.500%, 5/31/2029, (MXN)	18,704,560
21,700,000(†††)	Mexican Fixed Rate Bonds, Series M-20, 10.000%, 12/05/2024, (MXN)	141,380,960
252,700,000	New Zealand Government Bond, 5.000%, 3/15/2019, (NZD)	197,518,989
175,365,000	New Zealand Government Bond, 6.000%, 5/15/2021, (NZD)	150,389,071
458,725,000	Norway Government Bond, 3.750%, 5/25/2021, 144A, (NOK)	64,788,179
836,485,000	Norway Government Bond, 4.250%, 5/19/2017, 144A, (NOK)	107,030,446
658,049,000	Norway Government Bond, 4.500%, 5/22/2019, 144A, (NOK)	90,369,176
162,850,000	Republic of Brazil, 8.500%, 1/05/2024, (BRL)	46,256,380
55,925,000	Republic of Brazil, 10.250%, 1/10/2028, (BRL)	17,454,261
60,000,000	U.S. Treasury Note, 0.375%, 10/31/2016	60,011,160
325,000,000	U.S. Treasury Note, 0.500%, 11/30/2016	325,159,575
275,000,000	U.S. Treasury Note, 0.500%, 7/31/2017	274,742,050
300,000,000	U.S. Treasury Note, 0.625%, 11/15/2016	300,152,400
150,000,000	U.S. Treasury Note, 0.750%, 9/30/2018	149,953,200

		2,692,274,252

See accompanying notes to financial statements.

|  40

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Wireless — 0.9%
293,000,000	America Movil SAB de CV, 6.450%, 12/05/2022, (MXN)	$14,718,189
134,600,000	America Movil SAB de CV, 8.460%, 12/18/2036, (MXN)	6,870,408
31,041,000	Sprint Capital Corp., 6.875%, 11/15/2028	29,139,739
6,260,000	Sprint Capital Corp., 8.750%, 3/15/2032	6,385,200
21,052,000	Sprint Communications, Inc., 6.000%, 11/15/2022	19,525,730
8,200,000	Sprint Corp., 7.125%, 6/15/2024	7,995,000
23,641,000	Sprint Corp., 7.250%, 9/15/2021	23,729,654

		108,363,920

	Wirelines — 4.3%
4,370,000	Bell Canada, MTN, 6.550%, 5/01/2029, 144A, (CAD)	4,298,452
7,545,000	Bell Canada, Series M-17, 6.100%, 3/16/2035, (CAD)	7,326,233
64,380,000	CenturyLink, Inc., 6.450%, 6/15/2021	68,967,075
765,000	CenturyLink, Inc., 7.650%, 3/15/2042	659,812
7,410,000	CenturyLink, Inc., Series G, 6.875%, 1/15/2028	7,141,387
2,965,000	CenturyLink, Inc., Series P, 7.600%, 9/15/2039	2,579,550
7,940,000	CenturyLink, Inc., Series W, 6.750%, 12/01/2023	8,257,600
350,000	Cincinnati Bell Telephone Co. LLC, 6.300%, 12/01/2028	332,938
3,620,000	Cincinnati Bell, Inc., 7.000%, 7/15/2024, 144A	3,710,500
10,703,000	Consolidated Communications, Inc., 6.500%, 10/01/2022	10,381,910
5,330,000	Embarq Corp., 7.995%, 6/01/2036	5,393,853
37,225,000	FairPoint Communications, Inc., 8.750%, 8/15/2019, 144A	37,969,500
16,755,000	Frontier Communications Corp., 6.250%, 9/15/2021	16,105,744
18,725,000	Frontier Communications Corp., 6.875%, 1/15/2025	16,571,625
38,336,000	Frontier Communications Corp., 7.875%, 1/15/2027	34,310,720
25,745,000	Level 3 Communications, Inc., 5.750%, 12/01/2022	26,903,525
4,667,000	Oi Brasil Holdings Cooperatief UA, 5.750%, 2/10/2022, 144A(h)	1,172,584
16,550,000	Portugal Telecom International Finance BV, EMTN, 4.500%, 6/16/2025, (EUR)(d)	4,276,029
29,750,000	Portugal Telecom International Finance BV, EMTN, 5.000%, 11/04/2019, (EUR)(d)	7,686,518
42,460,000	Qwest Capital Funding, Inc., 6.875%, 7/15/2028	40,124,700
12,463,000	Qwest Capital Funding, Inc., 7.625%, 8/03/2021	12,836,890
32,395,000	Qwest Capital Funding, Inc., 7.750%, 2/15/2031	31,423,150
26,401,000	Qwest Corp., 6.875%, 9/15/2033	26,319,104
39,171,000	Telecom Italia Capital S.A., 6.000%, 9/30/2034	38,789,083
22,645,000	Telecom Italia Capital S.A., 6.375%, 11/15/2033	23,041,287
31,690,000	Telus Corp., 4.950%, 3/15/2017, (CAD)	24,558,029
18,600,000	Telus Corp., Series CG, 5.050%, 12/04/2019, (CAD)	15,617,932
14,776,000	Verizon Communications, Inc., 2.450%, 11/01/2022	15,006,506
1,225,000	Windstream Services LLC, 7.500%, 6/01/2022	1,176,000
3,760,000	Windstream Services LLC, 7.500%, 4/01/2023	3,590,800

		496,529,036

	Total Non-Convertible Bonds (Identified Cost $8,813,142,291)	8,255,270,878

See accompanying notes to financial statements.

41  |

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
Convertible Bonds — 6.5%
	Building Materials — 0.2%
$9,592,000	CalAtlantic Group, Inc., 0.250%, 6/01/2019	$8,884,590
19,486,000	KB Home, 1.375%, 2/01/2019	18,950,135

		27,834,725

	Cable Satellite — 1.3%
133,515,000	Dish Network Corp., 3.375%, 8/15/2026, 144A	146,198,925

	Chemicals — 0.0%
4,305,000	RPM International, Inc., 2.250%, 12/15/2020	5,157,928

	Diversified Manufacturing — 0.1%
4,727,000	Trinity Industries, Inc., 3.875%, 6/01/2036	5,648,765

	Leisure — 0.2%
27,795,000	Rovi Corp., 0.500%, 3/01/2020	27,698,552

	Metals & Mining — 0.0%
1,615,000	TimkenSteel Corp., 6.000%, 6/01/2021	1,774,481

	Midstream — 0.6%
63,121,000	Chesapeake Energy Corp., 2.250%, 12/15/2038	58,781,431
5,856,000	Chesapeake Energy Corp., 2.500%, 5/15/2037	5,819,400

		64,600,831

	Pharmaceuticals — 0.0%
1,655,000	BioMarin Pharmaceutical, Inc., 1.500%, 10/15/2020	2,063,578

	Property & Casualty Insurance — 0.5%
44,291,000	Old Republic International Corp., 3.750%, 3/15/2018	53,176,882

	Technology — 3.6%
4,200,000	Brocade Communications Systems, Inc., 1.375%, 1/01/2020	4,144,875
7,185,000	Ciena Corp., 3.750%, 10/15/2018, 144A	9,089,025
179,755,000	Intel Corp., 3.250%, 8/01/2039	328,726,956
5,306,120	Liberty Interactive LLC, 3.500%, 1/15/2031	4,935,684
12,820,000	Nuance Communications, Inc., 1.000%, 12/15/2035, 144A	11,153,400
39,460,000	Nuance Communications, Inc., 1.500%, 11/01/2035	37,018,413
10,415,000	Priceline Group, Inc. (The), 0.900%, 9/15/2021	11,183,106
11,570,000	Viavi Solutions, Inc., 0.625%, 8/15/2033	11,512,150

		417,763,609

	Total Convertible Bonds (Identified Cost $579,971,419)	751,918,276

Municipals — 1.4%
	District of Columbia — 0.0%
3,850,000	Metropolitan Washington Airports Authority, Series D, 8.000%, 10/01/2047	5,315,657

	Illinois — 0.2%
17,570,000	State of Illinois, 5.100%, 6/01/2033	16,937,480

	Michigan — 0.1%
12,040,000	Michigan Tobacco Settlement Finance Authority Taxable Turbo, Series A, 7.309%, 6/01/2034	11,815,213

See accompanying notes to financial statements.

|  42

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Puerto Rico — 0.4%
$63,900,000	Commonwealth of Puerto Rico, GO, Refunding, Series A, 8.000%, 7/01/2035(h)	$41,774,625

	Virginia — 0.7%
97,200,000	Virginia Tobacco Settlement Financing Corp., Series A-1, 6.706%, 6/01/2046	83,483,136

	Total Municipals (Identified Cost $180,366,721)	159,326,111

	Total Bonds and Notes (Identified Cost $9,573,480,431)	9,166,515,265

Loan Participations — 0.1%
	ABS Other — 0.1%
12,959,658	Rise Ltd., Series 2014-1, Class B, 6.500%, 2/15/2039 (c)(e)(j) (Identified Cost $13,056,856)	12,813,862

Senior Loans — 2.0%
	Automotive — 0.2%
21,970,760	IBC Capital Ltd., 1st Lien Term Loan, 4.985%, 9/09/2021(j)	21,513,109
5,948,124	IBC Capital Ltd., 2nd Lien Term Loan, 8.000%, 9/09/2022(c)(e)(j)	5,368,182

		26,881,291

	Chemicals — 0.4%
1,025,762	Ascend Performance Materials Operations LLC, Term Loan B, 6.500%, 8/12/2022(j)	1,010,376
5,471,478	Emerald Performance Materials LLC, New 1st Lien Term Loan, 4.500%, 8/01/2021(j)	5,502,282
6,147,386	Emerald Performance Materials LLC, New 2nd Lien Term Loan, 7.750%, 8/01/2022(j)	6,132,017
31,355,000	Houghton International, Inc., New 2nd Lien Term Loan, 9.750%, 12/20/2020(j)	30,884,675

		43,529,350

	Construction Machinery — 0.3%
43,779,750	Onsite U.S. Finco LLC, Term Loan, 5.500%, 7/30/2021(j)	33,929,306

	Consumer Cyclical Services — 0.5%
29,436,134	SourceHov LLC, 2014 1st Lien Term Loan, 7.750%, 10/31/2019(j)	24,542,377
43,000,000	SourceHov LLC, 2014 2nd Lien Term Loan, 11.500%, 4/30/2020(j)	27,520,000

		52,062,377

	Diversified Manufacturing — 0.1%
9,830,009	Ameriforge Group, Inc., 1st Lien Term Loan, 5.000%, 12/19/2019(j)	5,504,805

	Financial Other — 0.1%
12,945,657	DBRS Ltd., Term Loan, 6.250%, 3/04/2022(j)	12,694,900

	Industrial Other — 0.1%
4,699,393	Eastman Kodak Co., Exit Term Loan, 7.250%, 9/03/2019(j)	4,670,022

See accompanying notes to financial statements.

43  |

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Strategic Income Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Media Entertainment — 0.0%
$1,950,549	Dex Media, Inc., Term Loan, 11.000%, 7/29/2021(j)	$1,857,898

	Natural Gas — 0.0%
1,370,992	Southcross Holdings Borrower LP, Exit Term Loan B, 3.500%, 4/13/2023(j)	1,144,778

	Oil Field Services — 0.1%
2,618,182	FTS International, Inc., New Term Loan B, 5.750%, 4/16/2021(j)	1,028,945
5,413,154	Paragon Offshore Finance Co., Term Loan B, 5.250%, 7/18/2021(h)(j)	1,305,924
2,917,921	Petroleum Geo-Services ASA, New Term Loan B, 3.250%, 3/19/2021(j)	1,918,533
2,760,596	UTEX Industries, Inc., 2nd Lien Term Loan 2014, 8.250%, 5/22/2022(j)	1,311,283

		5,564,685

	Other Utility — 0.0%
1,298,000	PowerTeam Services LLC, 2nd Lien Term Loan, 8.250%, 11/06/2020(j)	1,291,510

	Retailers — 0.0%
2,703,454	Toys “R” Us Property Co. I LLC, New Term Loan B, 6.000%, 8/21/2019(j)	2,544,626

	Technology — 0.1%
4,070,400	Aptean, Inc., 2nd Lien Term Loan, 8.500%, 2/26/2021(j)	3,991,556
9,507,380	IQOR U.S., Inc., 2nd Lien Term Loan, 9.750%, 4/01/2022(c)(e)(j)	6,702,703

		10,694,259

	Transportation Services — 0.0%
3,641,872	OSG Bulk Ships, Inc., OBS Term Loan, 5.250%, 8/05/2019(j)	3,628,215

	Wireless — 0.0%
3,384,615	Asurion LLC, New 2nd Lien Term Loan, 8.500%, 3/03/2021(j)	3,362,040

	Wirelines — 0.1%
14,998,206	Integra Telecom, Inc., 2nd Lien Term Loan, 9.750%, 2/12/2021(c)(e)(j)	14,173,305
1,672,962	LTS Buyer LLC, 2nd Lien Term Loan, 8.000%, 4/12/2021(j)	1,672,962

		15,846,267

	Total Senior Loans (Identified Cost $276,851,830)	225,206,329

Shares
Common Stocks — 13.1%
	Airlines — 0.0%
38,455	United Continental Holdings, Inc.(d)	2,017,734

	Automobiles — 0.1%
274,135	General Motors Co.	8,709,269

	Containers & Packaging — 0.1%
460,656	Owens-Illinois, Inc.(d)	8,471,464

	Diversified Telecommunication Services — 1.4%
283,397	Hawaiian Telcom Holdco, Inc.(d)	6,345,259
607,219	Level 3 Communications, Inc.(d)	28,162,817
2,511,895	Telecom Italia SpA, Sponsored ADR	17,156,243
10,974,105	Telefonica S.A., Sponsored ADR	110,618,978

		162,283,297

See accompanying notes to financial statements.

|  44

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Strategic Income Fund – (continued)

Shares	Description	Value (†)
	Electric Utilities — 0.1%
94,166	Duke Energy Corp.	$7,537,047

	Energy Equipment & Services — 0.0%
220,216	Hercules Offshore, Inc.(d)	380,974

	Household Durables — 0.3%
477,725	KB Home	7,700,927
549,450	Lennar Corp., Class A	23,263,713

		30,964,640

	Internet Software & Services — 0.0%
303,043	Dex Media, Inc.(b)(d)	602,449

	Metals & Mining — 0.4%
7,117,734	ArcelorMittal, (Registered)(d)	42,991,113
226,877	Cliffs Natural Resources, Inc.(d)	1,327,231

		44,318,344

	Multi-Utilities — 0.0%
73,618	CMS Energy Corp.	3,092,692

	Oil, Gas & Consumable Fuels — 0.7%
846,398	Chesapeake Energy Corp.(d)	5,306,915
272,554	Halcon Resources Corp.(d)	2,556,557
5,351,804	Repsol YPF S.A., Sponsored ADR	73,052,125
257,805	Rex Energy Corp.(d)	150,532
1,514	Southcross Holdings Group LLC(b)(d)	—
1,514	Southcross Holdings LP, Class A(b)(d)	545,040

		81,611,169

	Pharmaceuticals — 4.0%
8,514,190	Bristol-Myers Squibb Co.	459,085,125

	REITs – Apartments — 0.1%
290,904	Apartment Investment & Management Co., Class A	13,355,402

	REITs – Diversified — 0.2%
227,043	NexPoint Residential Trust, Inc.	4,463,665
452,307	Weyerhaeuser Co.	14,446,686

		18,910,351

	REITs – Regional Malls — 0.0%
61,579	Washington Prime Group, Inc.	762,348

	REITs – Shopping Centers — 0.0%
201,557	DDR Corp.	3,513,138

	Semiconductors & Semiconductor Equipment — 5.6%
17,300,541	Intel Corp.	653,095,423

	Trading Companies & Distributors — 0.1%
176,859	United Rentals, Inc.(d)	13,881,663

	Total Common Stocks (Identified Cost $1,257,330,336)	1,512,592,529

See accompanying notes to financial statements.

45  |

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Strategic Income Fund – (continued)

Shares	Description	Value (†)
Preferred Stocks — 1.7%
Convertible Preferred Stocks — 1.6%
	Banking — 0.3%
19,062	Bank of America Corp., Series L, 7.250%	$23,271,652
8,533	Wells Fargo & Co., Series L, Class A, 7.500%	11,166,284

		34,437,936

	Communications — 0.0%
10,483	Cincinnati Bell, Inc., 6.750%	525,827

	Electric — 0.2%
374,193	AES Trust III, 6.750%	19,083,843

	Energy — 0.1%
242,297	El Paso Energy Capital Trust I, 4.750%	12,114,850

	Metals & Mining — 0.3%
906,807	Alcoa, Inc., Series 1, 5.375%	29,643,521

	Midstream — 0.5%
172,972	Chesapeake Energy Corp., 4.500%(d)	7,866,767
231,033	Chesapeake Energy Corp., 5.000%(d)	9,905,540
32,522	Chesapeake Energy Corp., Series A, 5.750%, 144A(d)	16,931,766
43,178	Chesapeake Energy Corp., 5.750%, 144A(d)	22,830,367
6,017	Chesapeake Energy Corp., 5.750%(d)	3,181,489

		60,715,929

	REITs – Diversified — 0.0%
29,153	Crown Castle International Corp., Series A, 4.500%	3,294,872

	REITs – Health Care — 0.1%
116,700	Welltower, Inc., 6.500%	7,766,385

	REITs – Hotels — 0.0%
167,167	FelCor Lodging Trust, Inc., Series A, 1.950%	4,180,847

	REITs – Mortgage — 0.0%
38,767	iStar, Inc., Series J, 4.500%	1,896,869

	Technology — 0.1%
73,901	Belden, Inc., 6.750%	7,421,878

	Total Convertible Preferred Stocks (Identified Cost $221,153,452)	181,082,757

Non-Convertible Preferred Stocks — 0.1%
	Electric — 0.0%
393	Entergy New Orleans, Inc., 4.750%	40,196

	Finance Companies — 0.0%
39,200	iStar, Inc., Series E, 7.875%	953,736
39,300	iStar, Inc., Series F, 7.800%	959,313
10,425	iStar, Inc., Series G, 7.650%	250,825
101,175	SLM Corp., Series A, 6.970%	5,201,407

		7,365,281

See accompanying notes to financial statements.

|  46

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Strategic Income Fund – (continued)

Shares	Description	Value (†)
	Home Construction — 0.0%
208,246	Hovnanian Enterprises, Inc., 7.625%(d)	$957,932

	REITs – Office Property — 0.0%
1,596	Highwoods Properties, Inc., Series A, 8.625%	2,046,870

	REITs – Warehouse/Industrials — 0.1%
116,192	ProLogis, Inc., Series Q, 8.540%	7,537,956

	Total Non-Convertible Preferred Stocks (Identified Cost $14,495,080)	17,948,235

	Total Preferred Stocks (Identified Cost $235,648,532)	199,030,992

Closed-End Investment Companies — 0.0%
170,282	NexPoint Credit Strategies Fund (Identified Cost $10,230,310)	3,785,369

Warrants — 0.0%
74,038	Halcon Resources Corp., Expiration on 9/9/2020 at $14.04(b)(d) (Identified Cost $0)	112,975

Principal Amount (‡)
Short-Term Investments — 4.1%
$67,605	Repurchase Agreement with State Street Bank and Trust Company, dated 9/30/2016 at 0.000% to be repurchased at $67,605 on 10/03/2016 collateralized by $68,000 U.S. Treasury Note, 1.500% due 8/31/2018 valued at $69,004 including accrued interest (Note 2 of Notes to Financial Statements)	67,605
474,079,073	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2016 at 0.030% to be repurchased at $474,080,258 on 10/03/2016 collateralized by $437,815,000 U.S. Treasury Note, 2.750% due 2/15/2024 valued at $481,049,231; $2,285,000 U.S. Treasury Note, 3.500% due 5/15/2020 valued at $2,519,213 including accrued interest (Note 2 of Notes to Financial Statements)	474,079,073

	Total Short-Term Investments (Identified Cost $474,146,678)	474,146,678

	Total Investments — 100.2% (Identified Cost $11,840,744,973)(a)	11,594,203,999
	Other assets less liabilities — (0.2)%	(21,559,009)

	Net Assets — 100.0%	$11,572,644,990

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 25.
(†††)	Amount shown represents units. One unit represents a principal amount of 100.

See accompanying notes to financial statements.

47  |

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Strategic Income Fund – (continued)

(a)	Federal Tax Information:
At September 30, 2016, the net unrealized depreciation on investments based on a cost of $11,993,453,488 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$1,092,715,414
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(1,491,964,903)

	Net unrealized depreciation	$(399,249,489)

(b)	Fair valued by the Fund’s adviser. At September 30, 2016, the value of these securities amounted to $39,934,548 or 0.3% of net assets. See Note 2 of Notes to Financial Statements.
(c)	Illiquid security. (Unaudited)
(d)	Non-income producing security.
(e)	Securities classified as fair valued pursuant to the Fund’s pricing policies and procedures. At September 30, 2016, the value of these securities amounted to $287,514,280 or 2.5% of net assets. See Note 2 of Notes to Financial Statements.
(f)	Perpetual bond with no specified maturity date.
(g)	Coupon rate is a fixed rate for an initial period then resets at a specified date and rate.
(h)	The issuer is in default with respect to interest and/or principal payments. Income is not being accrued.
(i)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.
(j)	Variable rate security. Rate as of September 30, 2016 is disclosed.
(k)	Maturity has been extended under the terms of a plan of reorganization.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2016, the value of Rule 144A holdings amounted to $2,065,715,205 or 17.8% of net assets.
ABS	Asset-Backed Securities
ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.
EMTN	Euro Medium Term Note
GMTN	Global Medium Term Note
GO	General Obligation
MBIA	Municipal Bond Investors Assurance Corp.
MTN	Medium Term Note
PIK	Payment-in-Kind
REITs	Real Estate Investment Trusts

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
ISK	Icelandic Krona
KRW	South Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar

See accompanying notes to financial statements.

|  48

Portfolio of Investments – as of September 30, 2016

Loomis Sayles Strategic Income Fund – (continued)

Industry Summary at September 30, 2016

Treasuries	23.3%
Banking	6.1
Semiconductors & Semiconductor Equipment	5.6
Technology	5.3
Wirelines	4.4
Finance Companies	4.1
Pharmaceuticals	4.0
Chemicals	3.7
Airlines	2.9
Metals & Mining	2.7
Healthcare	2.6
Cable Satellite	2.5
Other Investments, less than 2% each	28.9
Short-Term Investments	4.1

Total Investments	100.2
Other assets less liabilities	(0.2)

Net Assets	100.0%

Currency Exposure Summary at September 30, 2016

United States Dollar	78.2%
New Zealand Dollar	4.8
Canadian Dollar	4.6
Mexican Peso	4.5
Australian Dollar	3.5
Norwegian Krone	2.3
Other, less than 2% each	2.3

Total Investments	100.2
Other assets less liabilities	(0.2)

Net Assets	100.0%

See accompanying notes to financial statements.

49  |

This Page Intentionally Left Blank

|  50

Statements of Assets and Liabilities

September 30, 2016

	Investment Grade Bond Fund	Strategic Income Fund
ASSETS
Investments at cost	$6,726,376,753	$11,840,744,973
Net unrealized appreciation (depreciation)	130,089,755	(246,540,974)

Investments at value	6,856,466,508	11,594,203,999
Cash	242	3,752,922
Foreign currency at value (identified cost $114,455 and $3,531,990, respectively)	117,087	3,539,851
Receivable for Fund shares sold	17,091,255	10,339,709
Receivable for securities sold	23,375	8,359,273
Dividends and interest receivable	71,813,926	134,184,958
Tax reclaims receivable	—	970,082
Prepaid expenses (Note 7)	32,056	50,418

TOTAL ASSETS	6,945,544,449	11,755,401,212

LIABILITIES
Payable for securities purchased	99,982,744	152,618,016
Payable for Fund shares redeemed	56,340,393	22,618,817
Management fees payable (Note 5)	2,259,368	5,343,299
Deferred Trustees’ fees (Note 5)	621,839	1,132,578
Administrative fees payable (Note 5)	248,306	423,071
Payable to distributor (Note 5d)	101,623	105,500
Other accounts payable and accrued expenses	402,998	514,941

TOTAL LIABILITIES	159,957,271	182,756,222

NET ASSETS	$6,785,587,178	$11,572,644,990

NET ASSETS CONSIST OF:
Paid-in capital	$6,501,669,002	$11,706,804,059
Distributions in excess of net investment income	(36,390,882)	(65,268,366)
Accumulated net realized gain on investments and foreign currency transactions	190,299,119	177,723,436
Net unrealized appreciation (depreciation) on investments and foreign currency translations	130,009,939	(246,614,139)

NET ASSETS	$6,785,587,178	$11,572,644,990

See accompanying notes to financial statements.

51  |

Statements of Assets and Liabilities (continued)

September 30, 2016

	Investment Grade Bond Fund	Strategic Income Fund
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$1,130,259,748	$2,514,769,631

Shares of beneficial interest	97,554,871	171,073,311

Net asset value and redemption price per share	$11.59	$14.70

Offering price per share (100/95.75 of net asset value) (Note 1)	$12.10	$15.35

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$1,001,522,390	$3,433,204,038

Shares of beneficial interest	87,250,868	231,806,675

Net asset value and offering price per share	$11.48	$14.81

Class N shares:
Net assets	$47,343,262	$130,637,137

Shares of beneficial interest	4,087,090	8,895,506

Net asset value, offering and redemption price per share	$11.58	$14.69

Class Y shares:
Net assets	$4,571,167,381	$5,350,759,424

Shares of beneficial interest	394,366,045	364,359,373

Net asset value, offering and redemption price per share	$11.59	$14.69

Admin Class shares:
Net assets	$35,294,397	$143,274,760

Shares of beneficial interest	3,052,569	9,779,483

Net asset value, offering and redemption price per share	$11.56	$14.65

See accompanying notes to financial statements.

|  52

Statements of Operations

For the Year Ended September 30, 2016

	Investment Grade Bond Fund	Strategic Income Fund
INVESTMENT INCOME
Interest	$325,304,851	$545,023,937
Dividends	7,492,247	78,065,514
Less net foreign taxes withheld	—	(3,283,611)

	332,797,098	619,805,840

Expenses
Management fees (Note 5)	30,715,703	69,781,673
Service and distribution fees (Note 5)	14,461,003	45,065,365
Administrative fees (Note 5)	3,383,108	5,501,308
Trustees’ fees and expenses (Note 5)	202,236	326,729
Transfer agent fees and expenses (Notes 5 and 6)	9,929,893	10,098,130
Audit and tax services fees	63,345	63,893
Custodian fees and expenses	408,823	876,279
Legal fees (Note 5)	129,850	206,979
Registration fees (Note 5)	156,000	156,998
Shareholder reporting expenses (Note 5)	586,366	592,783
Miscellaneous expenses (Note 7)	222,551	356,170

Total expenses	60,258,878	133,026,307
Less waiver and/or expense reimbursement (Note 5)	(182)	—

Net expenses	60,258,696	133,026,307

Net investment income	272,538,402	486,779,533

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain on:
Investments	136,383,134	11,420,256
Foreign currency transactions	21,793	139,093
Net change in unrealized appreciation (depreciation) on:
Investments	143,709,929	473,836,450
Foreign currency translations	1,003,657	1,273,007

Net realized and unrealized gain on investments and foreign currency transactions	281,118,513	486,668,806

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$553,656,915	$973,448,339

See accompanying notes to financial statements.

53  |

Statements of Changes in Net Assets

	Investment Grade Bond Fund		Strategic Income Fund
	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2016	Year Ended September 30, 2015
FROM OPERATIONS:
Net investment income	$272,538,402	$361,122,543	$486,779,533	$701,259,933
Net realized gain on investments and foreign currency transactions	136,404,927	2,301,046	11,559,349	687,439,162
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	144,713,586	(837,843,535)	475,109,457	(2,577,296,247)

Net increase (decrease) in net assets resulting from operations	553,656,915	(474,419,946)	973,448,339	(1,188,597,152)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(28,165,815)	(56,457,196)	(72,039,658)	(147,603,925)
Class B(a)	(414)	(75,127)	(5,681)	(357,567)
Class C	(14,105,068)	(32,106,690)	(67,805,939)	(140,541,036)
Class N	(797,188)	(471,295)	(3,297,872)	(2,897,849)
Class Y	(121,740,690)	(223,960,105)	(162,237,969)	(326,016,878)
Admin Class	(703,125)	(810,779)	(3,176,118)	(4,780,012)
Net realized capital gains
Class A	(19,604,662)	(19,188,288)	(168,275,106)	(100,184,376)
Class B(a)	(1,141)	(40,831)	(25,900)	(473,223)
Class C	(15,331,597)	(14,769,296)	(223,566,427)	(120,460,405)
Class N	(444,917)	(70,374)	(6,479,496)	(1,367,218)
Class Y	(77,370,095)	(69,414,542)	(342,430,922)	(201,694,191)
Admin Class	(517,149)	(286,059)	(7,801,515)	(3,134,857)

Total distributions	(278,781,861)	(417,650,582)	(1,057,142,603)	(1,049,511,537)

NET DECREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 10)	(2,478,069,233)	(525,645,130)	(3,201,646,172)	(1,677,689,547)

Net decrease in net assets	(2,203,194,179)	(1,417,715,658)	(3,285,340,436)	(3,915,798,236)
NET ASSETS
Beginning of the year	8,988,781,357	10,406,497,015	14,857,985,426	18,773,783,662

End of the year	$6,785,587,178	$8,988,781,357	$11,572,644,990	$14,857,985,426

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME	$(36,390,882)	$(38,523,098)	$(65,268,366)	$(11,238,936)

(a)	On January 11, 2016, Class B shares were converted into Class A shares. See Note 1 of Notes to Financial Statements.

See accompanying notes to financial statements.

|  54

Financial Highlights

For a share outstanding throughout each period.

	Investment Grade Bond Fund—Class A
	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012
Net asset value, beginning of the period	$11.10	$12.11	$12.22	$12.76	$12.12

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.39	0.40	0.46	0.48	0.51
Net realized and unrealized gain (loss)	0.48	(0.95)	0.26	(0.30)	0.86

Total from Investment Operations	0.87	(0.55)	0.72	0.18	1.37

LESS DISTRIBUTIONS FROM:
Net investment income	(0.23)	(0.34)	(0.51)	(0.60)	(0.62)
Net realized capital gains	(0.15)	(0.12)	(0.32)	(0.12)	(0.11)

Total Distributions	(0.38)	(0.46)	(0.83)	(0.72)	(0.73)

Net asset value, end of the period	$11.59	$11.10	$12.11	$12.22	$12.76

Total return(b)	8.06%	(4.72)%	6.04%	1.34%	11.74%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$1,130,260	$1,628,216	$1,932,847	$2,431,718	$2,960,119
Net expenses	0.85%	0.83%	0.83%	0.83%	0.84%
Gross expenses	0.85%	0.83%	0.83%	0.83%	0.84%
Net investment income	3.49%	3.38%	3.75%	3.85%	4.17%
Portfolio turnover rate	11%	23%	19%	30%	19%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares is not reflected in total return calculations.

See accompanying notes to financial statements.

55  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Investment Grade Bond Fund—Class C
	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012
Net asset value, beginning of the period	$11.00	$12.00	$12.11	$12.66	$12.03

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.30	0.31	0.36	0.39	0.42
Net realized and unrealized gain (loss)	0.47	(0.94)	0.27	(0.32)	0.85

Total from Investment Operations	0.77	(0.63)	0.63	0.07	1.27

LESS DISTRIBUTIONS FROM:
Net investment income	(0.14)	(0.25)	(0.42)	(0.50)	(0.53)
Net realized capital gains	(0.15)	(0.12)	(0.32)	(0.12)	(0.11)

Total Distributions	(0.29)	(0.37)	(0.74)	(0.62)	(0.64)

Net asset value, end of the period	$11.48	$11.00	$12.00	$12.11	$12.66

Total return(b)	7.18%	(5.40)%	5.29%	0.50%	10.91%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$1,001,522	$1,219,687	$1,524,806	$1,746,822	$2,281,142
Net expenses	1.60%	1.58%	1.58%	1.58%	1.59%
Gross expenses	1.60%	1.58%	1.58%	1.58%	1.59%
Net investment income	2.74%	2.63%	3.00%	3.10%	3.42%
Portfolio turnover rate	11%	23%	19%	30%	19%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.

See accompanying notes to financial statements.

|  56

Financial Highlights (continued)

For a share outstanding throughout each period.

	Investment Grade Bond Fund—Class N
	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014		Period Ended September 30, 2013*
Net asset value, beginning of the period	$11.11	$12.11	$12.22		$12.66

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.43	0.44	0.50		0.34
Net realized and unrealized gain (loss)	0.47	(0.93)	0.26		(0.46)

Total from Investment Operations	0.90	(0.49)	0.76		(0.12)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.28)	(0.39)	(0.55)		(0.32)
Net realized capital gains	(0.15)	(0.12)	(0.32)		—

Total Distributions	(0.43)	(0.51)	(0.87)		(0.32)

Net asset value, end of the period	$11.58	$11.11	$12.11		$12.22

Total return	8.31%	(4.28)%	6.41%		(0.95	)%(b)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$47,343	$21,851	$6,101		$41
Net expenses	0.47%	0.47%	0.47	%(c)	0.65	%(d)(e)
Gross expenses	0.47%	0.47%	0.47	%(c)	0.78	%(e)
Net investment income	3.88%	3.78%	4.07%		4.18	%(e)
Portfolio turnover rate	11%	23%	19%		30%

*	From commencement of Class operations on February 1, 2013 through September 30, 2013.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower. Periods less than one year are not annualized.
(c)	Includes fee/expense recovery of less than 0.01%.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

57  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Investment Grade Bond Fund—Class Y
	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012
Net asset value, beginning of the period	$11.11	$12.12	$12.23	$12.77	$12.13

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.42	0.43	0.49	0.52	0.54
Net realized and unrealized gain (loss)	0.47	(0.95)	0.26	(0.31)	0.86

Total from Investment Operations	0.89	(0.52)	0.75	0.21	1.40

LESS DISTRIBUTIONS FROM:
Net investment income	(0.26)	(0.37)	(0.54)	(0.63)	(0.65)
Net realized capital gains	(0.15)	(0.12)	(0.32)	(0.12)	(0.11)

Total Distributions	(0.41)	(0.49)	(0.86)	(0.75)	(0.76)

Net asset value, end of the period	$11.59	$11.11	$12.12	$12.23	$12.77

Total return	8.25%	(4.47)%	6.30%	1.60%	12.01%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$4,571,167	$6,081,536	$6,911,938	$6,130,700	$6,817,911
Net expenses	0.60%	0.58%	0.59%	0.58%	0.59%
Gross expenses	0.60%	0.58%	0.59%	0.58%	0.59%
Net investment income	3.74%	3.63%	3.99%	4.11%	4.41%
Portfolio turnover rate	11%	23%	19%	30%	19%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.

See accompanying notes to financial statements.

|  58

Financial Highlights (continued)

For a share outstanding throughout each period.

	Investment Grade Bond Fund—Admin Class
	Year Ended September 30, 2016		Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012
Net asset value, beginning of the period	$11.08		$12.09	$12.20	$12.74	$12.11

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.37		0.37	0.43	0.45	0.48
Net realized and unrealized gain (loss)	0.47		(0.95)	0.26	(0.30)	0.85

Total from Investment Operations	0.84		(0.58)	0.69	0.15	1.33

LESS DISTRIBUTIONS FROM:
Net investment income	(0.21)		(0.31)	(0.48)	(0.57)	(0.59)
Net realized capital gains	(0.15)		(0.12)	(0.32)	(0.12)	(0.11)

Total Distributions	(0.36)		(0.43)	(0.80)	(0.69)	(0.70)

Net asset value, end of the period	$11.56		$11.08	$12.09	$12.20	$12.74

Total return	7.73%		(4.95)%	5.79%	1.10%	11.41%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$35,294		$37,355	$25,585	$21,557	$15,968
Net expenses	1.07	%(b)	1.08%	1.09%	1.08%	1.09%
Gross expenses	1.07	%(b)	1.08%	1.09%	1.08%	1.09%
Net investment income	3.27%		3.14%	3.49%	3.62%	3.89%
Portfolio turnover rate	11%		23%	19%	30%	19%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Includes refund of prior year service fee of 0.03%. See Note 5b of Notes to Financial Statements.

See accompanying notes to financial statements.

59  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Strategic Income Fund—Class A
	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012
Net asset value, beginning of the period	$14.70	$16.75	$15.93	$15.30	$14.21

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.57	0.64	0.58	0.65	0.72
Net realized and unrealized gain (loss)	0.61	(1.74)	0.90	0.76	1.21

Total from Investment Operations	1.18	(1.10)	1.48	1.41	1.93

LESS DISTRIBUTIONS FROM:
Net investment income	(0.36)	(0.57)	(0.62)	(0.78)	(0.84)
Net realized capital gains	(0.82)	(0.38)	(0.04)	—	—

Total Distributions	(1.18)	(0.95)	(0.66)	(0.78)	(0.84)

Net asset value, end of the period	$14.70	$14.70	$16.75	$15.93	$15.30

Total return(b)	8.72%	(6.88)%	9.34%	9.43%	14.02%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$2,514,770	$3,318,262	$4,408,257	$5,239,885	$5,155,287
Net expenses	0.96%	0.94%	0.94%	0.95%	0.96%
Gross expenses	0.96%	0.94%	0.94%	0.95%	0.96%
Net investment income	4.01%	3.95%	3.44%	4.14%	4.84%
Portfolio turnover rate	17%	23%	26%	22%	30%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares is not reflected in total return calculations.

See accompanying notes to financial statements.

|  60

Financial Highlights (continued)

For a share outstanding throughout each period.

	Strategic Income Fund—Class C
	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012
Net asset value, beginning of the period	$14.80	$16.85	$16.03	$15.39	$14.29

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.47	0.52	0.45	0.54	0.61
Net realized and unrealized gain (loss)	0.61	(1.74)	0.90	0.76	1.23

Total from Investment Operations	1.08	(1.22)	1.35	1.30	1.84

LESS DISTRIBUTIONS FROM:
Net investment income	(0.25)	(0.45)	(0.49)	(0.66)	(0.74)
Net realized capital gains	(0.82)	(0.38)	(0.04)	—	—

Total Distributions	(1.07)	(0.83)	(0.53)	(0.66)	(0.74)

Net asset value, end of the period	$14.81	$14.80	$16.85	$16.03	$15.39

Total return(b)	7.91%	(7.60)%	8.54%	8.61%	13.18%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$3,433,204	$4,295,139	$5,390,222	$4,912,727	$5,064,186
Net expenses	1.71%	1.69%	1.69%	1.70%	1.71%
Gross expenses	1.71%	1.69%	1.69%	1.70%	1.71%
Net investment income	3.26%	3.20%	2.68%	3.39%	4.08%
Portfolio turnover rate	17%	23%	26%	22%	30%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.

See accompanying notes to financial statements.

61  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Strategic Income Fund—Class N
	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Period Ended September 30, 2013*
Net asset value, beginning of the period	$14.69	$16.73	$15.92	$15.78

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.61	0.69	0.61	0.46
Net realized and unrealized gain (loss)	0.62	(1.73)	0.91	0.16

Total from Investment Operations	1.23	(1.04)	1.52	0.62

LESS DISTRIBUTIONS FROM:
Net investment income	(0.41)	(0.62)	(0.67)	(0.48)
Net realized capital gains	(0.82)	(0.38)	(0.04)	—

Total Distributions	(1.23)	(1.00)	(0.71)	(0.48)

Net asset value, end of the period	$14.69	$14.69	$16.73	$15.92

Total return	9.09%	(6.58)%	9.70%	4.01	%(b)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$130,637	$83,405	$57,752	$12,921
Net expenses	0.63%	0.62%	0.62%	0.63	%(c)
Gross expenses	0.63%	0.62%	0.62%	0.63	%(c)
Net investment income	4.34%	4.33%	3.62%	4.38	%(c)
Portfolio turnover rate	17%	23%	26%	22%

*	From commencement of Class operations on February 1, 2013 through September 30, 2013.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Periods less than one year are not annualized.
(c)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

|  62

Financial Highlights (continued)

For a share outstanding throughout each period.

	Strategic Income Fund—Class Y
	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012
Net asset value, beginning of the period	$14.69	$16.73	$15.92	$15.29	$14.20

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.61	0.68	0.61	0.69	0.75
Net realized and unrealized gain (loss)	0.61	(1.73)	0.90	0.76	1.22

Total from Investment Operations	1.22	(1.05)	1.51	1.45	1.97

LESS DISTRIBUTIONS FROM:
Net investment income	(0.40)	(0.61)	(0.66)	(0.82)	(0.88)
Net realized capital gains	(0.82)	(0.38)	(0.04)	—	—

Total Distributions	(1.22)	(0.99)	(0.70)	(0.82)	(0.88)

Net asset value, end of the period	$14.69	$14.69	$16.73	$15.92	$15.29

Total return	9.00%	(6.65)%	9.63%	9.72%	14.31%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$5,350,759	$7,018,369	$8,747,384	$4,789,322	$4,339,240
Net expenses	0.71%	0.69%	0.69%	0.70%	0.71%
Gross expenses	0.71%	0.69%	0.69%	0.70%	0.71%
Net investment income	4.26%	4.21%	3.65%	4.39%	5.05%
Portfolio turnover rate	17%	23%	26%	22%	30%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.

See accompanying notes to financial statements.

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Financial Highlights (continued)

For a share outstanding throughout each period.

	Strategic Income Fund—Admin Class
	Year Ended September 30, 2016		Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012
Net asset value, beginning of the period	$14.66		$16.70	$15.89	$15.27	$14.18

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.53		0.60	0.53	0.61	0.67
Net realized and unrealized gain (loss)	0.61		(1.73)	0.90	0.75	1.23

Total from Investment Operations	1.14		(1.13)	1.43	1.36	1.90

LESS DISTRIBUTIONS FROM:
Net investment income	(0.33)		(0.53)	(0.58)	(0.74)	(0.81)
Net realized capital gains	(0.82)		(0.38)	(0.04)	—	—

Total Distributions	(1.15)		(0.91)	(0.62)	(0.74)	(0.81)

Net asset value, end of the period	$14.65		$14.66	$16.70	$15.89	$15.27

Total return	8.42%		(7.13)%	9.12%	9.12%	13.79%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$143,275		$141,844	$139,423	$80,666	$49,486
Net expenses	1.20	%(b)	1.19%	1.19%	1.20%	1.21%
Gross expenses	1.20	%(b)	1.19%	1.19%	1.20%	1.21%
Net investment income	3.76%		3.73%	3.15%	3.89%	4.52%
Portfolio turnover rate	17%		23%	26%	22%	30%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
[b)	Includes refund of prior year service fee of 0.01%. See Note 5b of Notes to Financial Statements.

See accompanying notes to financial statements.

|  64

Notes to Financial Statements

September 30, 2016

1.  Organization.  Loomis Sayles Funds II (the “Trust”) is organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trust are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Loomis Sayles Investment Grade Bond Fund (the “Investment Grade Bond Fund”)

Loomis Sayles Strategic Income Fund (the “Strategic Income Fund”)

Each Fund is a diversified investment company.

Each Fund offers Class A, Class C, Class N, Class Y and Admin Class shares. As of the close of business on January 11, 2016, Class B shares were converted into Class A shares and are no longer offered.

Class A shares are sold with a maximum front-end sales charge of 4.25%. Class C shares do not pay a front-end sales charge, do not convert to any other class of shares, pay higher Rule 12b-1 fees than Class A shares and may be subject to a CDSC of 1.00% if those shares are redeemed within one year of acquisition, except for reinvested distributions. Class N and Class Y shares do not pay a front-end sales charge, a CDSC or Rule 12b-1 fees. Class N shares are offered with no initial minimum investment to certain retirement plans held in an omnibus fashion, and fund of funds that are distributed by NGAM Distribution, L.P. (“NGAM Distribution”) and with an initial minimum investment of $1,000,000 to other categories of investors. Class Y shares are generally intended for institutional investors with a minimum initial investment of $100,000, though some categories of investors are exempted from the minimum investment amount as outlined in the Funds’ prospectus. Admin Class shares do not pay a front-end sales charge or a CDSC, but do pay a Rule 12b-1 fee. Admin Class shares are offered exclusively through intermediaries.

Most expenses can be directly attributed to a Fund. Expenses which cannot be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the funds in Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”). Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (such as the Rule 12b-1 fees applicable to Class A, Class C and Admin Class), and transfer agent fees are borne collectively for Class A, Class C, Class Y, and Admin Class and individually for Class N. In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of the Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

65  |

Notes to Financial Statements (continued)

September 30, 2016

2.  Significant Accounting Policies.  The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements follow the accounting and reporting guidelines provided for investment companies and are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds’ financial statements.

a.  Valuation.  Fund securities and other investments are valued at market value based on market quotations obtained or determined by independent pricing services recommended by the adviser and approved by the Board of Trustees. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees, as described below. Market value is determined as follows:

Debt securities and unlisted preferred equity securities are valued based on evaluated bids furnished to the Fund by an independent pricing service, or bid prices obtained from broker-dealers. Senior loans are valued at bid prices supplied by an independent pricing service, if available. Listed equity securities (including shares of closed-end investment companies and exchange-traded funds) are valued at the last sale price quoted on the exchange where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. Unlisted equity securities (except unlisted preferred equity securities) are valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. If there is no last sale price or closing bid quotation available, unlisted equity securities will be valued using evaluated bids furnished by an independent pricing service, if available. In some foreign markets, an official close price and a last sale price may be available from the foreign exchange or market. In those cases, the official close price is used. Broker-dealer bid prices may be used to value debt and unlisted equity securities and senior loans where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security. Forward foreign currency contracts are valued utilizing interpolated rates determined based on information provided by an independent pricing service.

|  66

Notes to Financial Statements (continued)

September 30, 2016

Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees. The Fund may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the New York Stock Exchange (“NYSE”). This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, the Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time a Fund’s net asset value (“NAV”) is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by the Fund.

Illiquid securities for which market quotations are readily available and have been evaluated by the adviser are considered and classified as fair valued securities.

As of September 30, 2016, securities of the Funds were fair valued as follows:

Fund	Securities classified as fair valued	Percentage of Net Assets	Securities fair valued by the Fund’s adviser	Percentage of Net Assets
Investment Grade Bond Fund	$182,237,402	2.7%	$676	Less than 0.1%
Strategic Income Fund	287,514,280	2.5%	39,934,548	0.3%

b.  Investment Transactions and Related Investment Income.  Investment transactions are accounted for on a trade date plus one day basis for daily NAV calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium, if applicable. Distributions received from investments in securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

67  |

Notes to Financial Statements (continued)

September 30, 2016

c.  Foreign Currency Translation.  The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars on the respective dates of such transactions.

Net realized foreign exchange gains or losses arise from sales of foreign currency, changes in exchange rates between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investment securities, as of the end of the fiscal period, resulting from changes in exchange rates. Net realized foreign exchange gains or losses and the net change in unrealized foreign exchange gains or losses are disclosed in the Statements of Operations. For federal income tax purposes, net realized foreign exchange gains or losses are characterized as ordinary income and may, if the Funds have net losses, reduce the amount of income available to be distributed by the Funds.

The values of investment securities are presented at the foreign exchange rates prevailing at the end of the period for financial reporting purposes. Net realized and unrealized gains or losses on investments reported in the Statements of Operations reflect gains or losses resulting from changes in exchange rates and fluctuations which arise due to changes in market prices of investment securities. For federal income tax purposes, a portion of the net realized gain or loss on investments arising from changes in exchange rates, which is reflected in the Statements of Operations, may be characterized as ordinary income and may, if the Funds have net losses, reduce the amount of income available to be distributed by the Funds.

For the year ended September 30, 2016, the amount of income available to be distributed has been reduced by the following amounts as a result of losses arising from changes in exchange rates:

Investment Grade Bond Fund	$150,866,578
Strategic Income Fund	$301,519,911

The Funds may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Forward Foreign Currency Contracts.  The Funds may enter into forward foreign currency contracts, including forward foreign cross currency contracts, to acquire exposure to foreign currencies or to hedge the Funds’ investments against currency fluctuation. A contract can also be used to offset a previous contract. These contracts

|  68

Notes to Financial Statements (continued)

September 30, 2016

involve market risk in excess of the unrealized gain or loss reflected in the Funds’ Statements of Assets and Liabilities. The U.S. dollar value of the currencies a Fund has committed to buy or sell represents the aggregate exposure to each currency a Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Contracts are traded over-the-counter directly with a counterparty. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Certain contracts may require the movement of cash and/or securities as collateral for the Funds’ or counterparty’s net obligations under the contracts.

No forward foreign currency contracts were held by the Funds during the year ended September 30, 2016.

e.  Federal and Foreign Income Taxes.  The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of September 30, 2016 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

A Fund may be subject to foreign withholding taxes on investment income and taxes on capital gains on investments that are accrued and paid based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign withholding taxes on dividend and interest income are reflected on the Statements of Operations as a reduction of investment income, net of amounts eligible to be reclaimed. Dividends and interest receivable on the Statements of Assets and Liabilities are net of foreign withholding taxes. Foreign withholding taxes where reclaims have been or will be filed are reflected on the Statements of Assets and Liabilities as tax reclaims receivable. Capital gains taxes paid are included in net realized gain (loss) on investments in the Statements of Operations. Accrued but unpaid capital gains taxes are reflected as foreign taxes payable on the Statements of Assets and Liabilities, if applicable, and reduce unrealized gains on investments. In the event that realized gains on investments are subsequently offset by realized losses, taxes paid on realized gains may be returned to a Fund. Such amounts, if applicable,

69  |

Notes to Financial Statements (continued)

September 30, 2016

are reflected as foreign tax rebates receivable on the Statements of Assets and Liabilities and are recorded as a realized gain when received.

f.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as distribution redesignations, corporate actions, defaulted and/or non-income producing securities, foreign currency gains and losses, premium amortization, convertible bonds, paydown gains and losses, trust preferred securities, contingent payment debt instruments and capital gain and return of capital distributions received. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts reported on the Statements of Assets and Liabilities. Temporary differences between book and tax distributable earnings are primarily due to corporate actions, deferred Trustees’ fees, wash sales, premium amortization, return of capital distributions received, trust preferred securities, defaulted and/or non-income producing securities, contingent payment debt instruments and convertible bonds. Amounts of income and capital gain available to be distributed on a tax basis are determined annually, and at other times during the Funds’ fiscal year as may be necessary to avoid knowingly declaring and paying a return of capital distribution. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended September 30, 2016 and 2015 were as follows:

	2016 Distributions Paid From:			2015 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
Investment Grade Bond Fund	$173,908,292	$104,873,569	$278,781,861	$313,881,192	$103,769,390	$417,650,582
Strategic Income Fund	324,763,496	732,379,107	1,057,142,603	660,241,145	389,270,392	1,049,511,537

Differences between these amounts and those reported in the Statements of Changes in Net Assets are primarily attributable to different book and tax treatment for short-term capital gains.

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Notes to Financial Statements (continued)

September 30, 2016

As of September 30, 2016, the components of distributable earnings on a tax basis were as follows:

	Investment Grade Bond Fund	Strategic Income Fund
Undistributed ordinary income	$22,735,299	$49,144,459
Undistributed long-term capital gains	237,821,750	229,900,734

Total undistributed earnings	260,557,049	279,045,193

Unrealized appreciation (depreciation)	25,932,334	(394,874,921)

Total accumulated earnings (losses)	$286,489,383	$(115,829,728)

As of September 30, 2016, unrealized appreciation (depreciation) on a tax basis was as follows:

Unrealized appreciation (depreciation)	Investment Grade Bond Fund	Strategic Income Fund
Investments	$402,320,181	$136,916,017
Foreign currency translations	(376,387,847)	(531,790,938)

Total unrealized appreciation (depreciation)	$25,932,334	$(394,874,921)

g.  Loan Participations.  Each Fund may invest in loans to corporate, governmental or other borrowers. The Funds’ investments in loans may be in the form of participations in loans or assignments of all or a portion of loans. A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, (i) a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the party from whom the Fund has purchased the participation and only upon receipt by that party of payments from the borrower and (ii) a Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement or to vote on matters arising under the loan agreement. Thus, a Fund may be subject to credit risk both of the party from whom it purchased the loan participation and the borrower and the Fund may have minimal control over the terms of any loan modification. When a Fund purchases assignments from lenders, it acquires direct rights against the borrower on the loan. Loan agreements and participations outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

h.  Repurchase Agreements.  Each Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which each Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is each Fund’s policy that the market value of the collateral

71  |

Notes to Financial Statements (continued)

September 30, 2016

for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities. As of September 30, 2016, each Fund, as applicable, had investments in repurchase agreements for which the value of the related collateral exceeded the value of the repurchase agreement. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes.

i.  Securities Lending.  The Funds have entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent. Excess collateral in the amount of $2,489,145 related to terminated loans with a bankrupt borrower is held by State Street Bank on behalf of Strategic Income Fund.

For the year ended September 30, 2016, neither Fund had loaned securities under this agreement.

j.  Indemnifications.  Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

3.  Fair Value Measurements.  In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in

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Notes to Financial Statements (continued)

September 30, 2016

determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical assets or liabilities;

•

Level 2 – prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3 – prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Funds’ pricing policies and procedures are recommended by the adviser and approved by the Board of Trustees. Debt securities are valued based on evaluated bids furnished to the Funds by an independent pricing service. Broker-dealer bid prices may be used if an independent pricing service either is unable to price a security or does not provide a reliable price for a security. Broker-dealer bid prices for which the Funds do not have knowledge of the inputs used by the broker-dealer are categorized in Level 3. All security prices, including those obtained from an independent pricing service and broker-dealer bid prices, are reviewed on a daily basis by the adviser, subject to oversight by Fund management and the Board of Trustees. If the adviser, in good faith, believes that the price provided by an independent pricing service is unreliable, broker-dealer bid prices may be used until the price provided by the independent pricing service is considered to be reliable. Reliability of all security prices, including those obtained from an independent pricing service and broker-dealer bid prices, is tested in a variety of ways, including comparison to recent transaction prices and daily fluctuations, amongst other validation procedures in place. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Funds’ adviser pursuant to procedures approved by the Board of Trustees. Fair valued securities may be categorized in Level 3.

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Notes to Financial Statements (continued)

September 30, 2016

The following is a summary of the inputs used to value the Funds’ investments as of September 30, 2016, at value:

Investment Grade Bond

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Bonds and Notes
Non-Convertible Bonds
ABS Other	$—	$19,490,636	$90,763,489	(b)	$110,254,125
Finance Companies	1,434,214	245,694,961	—		247,129,175
Metals & Mining	—	217,747,224	676	(c)	217,747,900
Non-Agency Commercial Mortgage-Backed Securities	—	39,209,555	18,290,710	(b)	57,500,265
All Other Non-Convertible Bonds(a)	—	5,393,455,372	—		5,393,455,372

Total Non-Convertible Bonds	1,434,214	5,915,597,748	109,054,875		6,026,086,837

Convertible Bonds(a)	—	388,028,831	—		388,028,831
Municipals(a)	—	20,243,150	—		20,243,150

Total Bonds and Notes	1,434,214	6,323,869,729	109,054,875		6,434,358,818

Senior Loans(a)	—	28,181,782	—		28,181,782
Common Stocks(a)	62,561,808	—	—		62,561,808
Preferred Stocks(a)	—	1,844,954	—		1,844,954
Short-Term Investments	—	329,519,146	—		329,519,146

Total	$63,996,022	$6,683,415,611	$109,054,875		$6,856,466,508

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.
(b)	Valued using broker-dealer bid prices.
(c)	Fair valued by the Fund’s adviser.

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Notes to Financial Statements (continued)

September 30, 2016

Strategic Income Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Bonds and Notes
Non-Convertible Bonds
ABS Other	$—	$11,243,882	$15,268,979	(b)	$26,512,861
Airlines	—	331,626,000	138,786	(c)	331,764,786
Chemicals	—	367,248,053	12,834,270	(d)	380,082,323
Finance Companies	2,526,101	476,466,846	—		478,992,947
Metals & Mining	—	235,370,759	3,281	(d)	235,374,040
Transportation Services	—	6,931,980	10,567,554	(d)	17,499,534
All Other Non-Convertible Bonds(a)	—	6,785,044,387	—		6,785,044,387

Total Non-Convertible Bonds	2,526,101	8,213,931,907	38,812,870		8,255,270,878

Convertible Bonds(a)	—	751,918,276	—		751,918,276
Municipals(a)	—	159,326,111	—		159,326,111

Total Bonds and Notes	2,526,101	9,125,176,294	38,812,870		9,166,515,265

Loan Participations(a)	—	—	12,813,862	(c)	12,813,862
Senior Loans
Wirelines	—	1,672,962	14,173,305	(c)	15,846,267
All Other Senior Loans(a)	—	209,360,062	—		209,360,062

Total Senior Loans	—	211,033,024	14,173,305		225,206,329

Common Stocks
Internet Software & Services	—	—	602,449	(d)	602,449
Oil, Gas & Consumable Fuels(e)	81,066,129	—	545,040	(d)	81,611,169
All Other Common Stocks(a)	1,430,378,911	—	—		1,430,378,911

Total Common Stocks	1,511,445,040	—	1,147,489		1,512,592,529

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Notes to Financial Statements (continued)

September 30, 2016

Strategic Income Fund (continued)

Asset Valuation Inputs (continued)

Description	Level 1	Level 2	Level 3		Total
Preferred Stocks
Convertible Preferred Stocks
Midstream	$7,866,767	$52,849,162	$—		$60,715,929
REITs – Mortgage	—	1,896,869	—		1,896,869
All Other Convertible Preferred Stocks(a)	118,469,959	—	—		118,469,959

Total Convertible Preferred Stocks	126,336,726	54,746,031	—		181,082,757

Non-Convertible Preferred Stocks
Electric	—	40,196	—		40,196
REITs – Office Property	—	2,046,870	—		2,046,870
REITs – Warehouse/Industrials	—	7,537,956	—		7,537,956
All Other Non-Convertible Preferred Stocks(a)	8,323,213	—	—		8,323,213

Total Non-Convertible Preferred Stocks	8,323,213	9,625,022	—		17,948,235

Total Preferred Stocks	134,659,939	64,371,053	—		199,030,992

Closed-End Investment Companies	3,785,369	—	—		3,785,369
Warrants	—	—	112,975	(d)	112,975
Short-Term Investments	—	474,146,678	—		474,146,678

Total	$1,652,416,449	$9,874,727,049	$67,060,501		$11,594,203,999

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.
(b)	Fair valued by the Fund’s adviser using broker-dealer bid prices for which the inputs are unobservable to the Fund.
(c)	Valued using broker-dealer bid prices.
(d)	Fair valued by the Fund’s adviser.
(e)	Includes a security fair valued at zero using Level 3 inputs.

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Notes to Financial Statements (continued)

September 30, 2016

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value as of September 30, 2015 and/or September 30, 2016:

Investment Grade Bond Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2015	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases
Bonds and Notes
Non-Convertible Bonds
ABS Other	$101,483,141	$—	$29,655	$(2,498,936)	$—
Metals & Mining	540,799	10,177	—	(550,300)	—
Non-Agency Commercial Mortgage-Backed Securities	18,273,394	—	—	17,316	—

	$120,297,334	$10,177	$29,655	$(3,031,920)	$—

Investments in Securities	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2016	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2016
Bonds and Notes
Non-Convertible Bonds
ABS Other	$(5,193,516)	$—	$(3,056,855)	$90,763,489	$(2,229,646)
Metals & Mining	—	—	—	676	(550,300)
Non-Agency Commercial Mortgage-Backed Securities	—	—	—	18,290,710	17,316

	$(5,193,516)	$—	$(3,056,855)	$109,054,875	$(2,762,630)

77  |

Notes to Financial Statements (continued)

September 30, 2016

A debt security valued at $3,056,855 was transferred from Level 3 to Level 2 during the period ended September 30, 2016. At September 30, 2015, this security was valued using broker-dealer bid prices based on inputs unobservable to the Fund as an independent pricing service was unable to price the security. At September 30, 2016, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies.

All transfers are recognized as of the beginning of the reporting period.

Strategic Income Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2015	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases
Bonds and Notes
Non-Convertible Bonds
ABS Other	$53,844,406	$—	$—	$(34,750,849)	$520,704
Airlines	46,132,152	—	43,206	(60,067)	—
Chemicals	—	306,732	—	(7,009,540)	—
Metals & Mining	2,624,679	48,558	—	(2,669,956)	—
Non-Agency Commercial Mortgage-Backed Securities	30,346,820	—	—	—	—
Oil Field Services	205,000	—	—	—	—
Retailers	11,273,545	—	—	—	—
Transportation Services	12,632,376	26,759	298,808	(445,588)	1,127,211
Common Stocks
Internet Software & Services	—	—	—	(873,771)	1,476,220
Oil, Gas & Consumable Fuels	—	—	—	(1,670,093)	2,215,133
Loan Participations
ABS Other	13,995,223	—	(7,245)	(208,180)	—
Senior Loans
Wirelines	—	—	—	(718,714)	—
Warrants	—	—	—	112,975	—

Total	$171,054,201	$382,049	$334,769	$(48,293,783)	$5,339,268

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Notes to Financial Statements (continued)

September 30, 2016

Strategic Income Fund (continued)

Asset Valuation Inputs (continued)

Investments in Securities	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2016	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2016
Bonds and Notes
Non-Convertible Bonds
ABS Other	$(4,345,282)	$—	$—	$15,268,979	$(36,328,044)
Airlines	(676,304)	831,951	(46,132,152)	138,786	(60,067)
Chemicals	—	19,537,078	—	12,834,270	(7,009,540)
Metals & Mining	—	—	—	3,281	(2,669,956)
Non-Agency Commercial Mortgage-Backed Securities	—	—	(30,346,820)	—	—
Oil Field Services	—	—	(205,000)	—	—
Retailers	—	—	(11,273,545)	—	—
Transportation Services	(3,072,012)	—	—	10,567,554	(76,511)
Common Stocks
Internet Software & Services	—	—	—	602,449	(873,771)
Oil, Gas & Consumable Fuels	—	—	—	545,040	(1,670,093)
Loan Participations
ABS Other	(965,936)	—	—	12,813,862	(210,594)
Senior Loans
Wirelines	—	14,892,019	—	14,173,305	(718,714)
Warrants	—	—	—	112,975	112,975

Total	$(9,059,534)	$35,261,048	$(87,957,517)	$67,060,501	$(49,504,315)

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Notes to Financial Statements (continued)

September 30, 2016

Debt securities valued at $831,951 were transferred from Level 2 to Level 3 during the period ended September 30, 2016. At September 30, 2015, these securities were valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies. At September 30, 2016, these securities were valued using broker-dealer bid prices based on inputs unobservable to the Fund as an independent pricing service was unable to price the securities.

Debt securities valued at $76,478,972 were transferred from Level 3 to Level 2 during the period ended September 30, 2016. At September 30, 2015, these securities were valued using broker-dealer bid prices based on inputs unobservable to the Fund as an independent pricing service was unable to price the securities. At September 30, 2016, these securities were valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies.

Debt securities valued at $19,537,078 were transferred from Level 2 to Level 3 during the period ended September 30, 2016. At September 30, 2015, these securities were valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies. At September 30, 2016, these securities were valued at fair value as determined in good faith by the Fund’s adviser as an independent pricing service did not provide a reliable price for the securities.

Debt securities valued at $11,478,545 were transferred from Level 3 to Level 2 during the period ended September 30, 2016. At September 30, 2015, these securities were valued at fair value as determined in good faith by the Fund’s investment adviser as an independent pricing service did not provide a reliable price for the securities. At September 30, 2016, these securities were valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies

A debt security valued at $14,892,019 was transferred from Level 2 to Level 3 during the period ended September 30, 2016. At September 30, 2015, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies. At September 30, 2016, this security was valued using broker-dealer bid prices based on inputs unobservable to the Fund as an independent pricing service did not provide a reliable price for the security.

All transfers are recognized as of the beginning of the reporting period.

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Notes to Financial Statements (continued)

September 30, 2016

4.  Purchases and Sales of Securities.  For the year ended September 30, 2016, purchases and sales of securities (excluding short-term investments and including paydowns) were as follows:

	U.S. Government/Agency Securities		Other Securities
Fund	Purchases	Sales	Purchases	Sales
Investment Grade Bond Fund	$579,724,609	$691,830,802	$259,507,294	$2,705,635,811
Strategic Income Fund	1,508,657,421	679,307,197	534,564,024	4,844,448,347

5. Management Fees and Other Transactions with Affiliates.

a.  Management Fees.  Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as investment adviser to each Fund. Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets:

	Percentage of Average Daily Net Assets
Fund	First $200 million	Next $1.8 billion	Next $13 billion	Next $10 billion	Over $25 billion
Investment Grade Bond Fund	0.40%	0.40%	0.40%	0.38%	0.38%
Strategic Income Fund	0.65%	0.60%	0.55%	0.54%	0.53%

Loomis Sayles has given binding undertakings to the Funds to waive management fees and/or reimburse certain expenses to limit the Funds’ operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes, organizational and extraordinary expenses such as litigation and indemnification expenses. These undertakings are in effect until January 31, 2017, may be terminated before then only with the consent of the Funds’ Board of Trustees and are reevaluated on an annual basis. Management fees payable, as reflected on the Statements of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings. Waivers/reimbursements that exceed management fees payable are reflected on the Statements of Assets and Liabilities as receivable from investment adviser.

81  |

Notes to Financial Statements (continued)

September 30, 2016

For the year ended September 30, 2016 (period ending close of business January 11, 2016, for Class B) the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class B	Class C	Class N	Class Y	Admin Class
Investment Grade Bond Fund	0.95%	1.70%	1.70%	0.65%	0.70%	1.20%
Strategic Income Fund	1.25%	2.00%	2.00%	0.95%	1.00%	1.50%

Loomis Sayles shall be permitted to recover expenses they have borne under the expense limitation agreements (whether through waiver of its management fees or otherwise) on a class by class basis in later periods to the extent the annual operating expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

For the year ended September 30, 2016, the management fees for each Fund were as follows:

Fund	Gross Management Fees	Percentage of Average Daily Net Assets
Investment Grade Bond Fund	$30,715,703	0.40%
Strategic Income Fund	69,781,673	0.56%

No expenses were recovered for either Fund during the year ended September 30, 2016 under the terms of the expense limitation agreements.

Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trust. Loomis Sayles’ general partner is indirectly owned by Natixis Global Asset Management, L.P. (“Natixis US”), which is part of Natixis Global Asset Management, an international asset management group based in Paris, France.

b.  Service and Distribution Fees.  NGAM Distribution, which is a wholly-owned subsidiary of Natixis US, has entered into a distribution agreement with the Trust. Pursuant to this agreement, NGAM Distribution serves as principal underwriter of the Funds of the Trust.

Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to each Fund’s Class A shares (the “Class A Plans”), a Distribution and Service Plan relating to each Fund’s Class B and Class C shares (the “Class B and Class C Plans”), and a Distribution Plan relating to its Admin Class shares (the “Admin Class Plans”).

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Notes to Financial Statements (continued)

September 30, 2016

Under the Class A Plans, each Fund pays NGAM Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class A shares, as reimbursement for expenses incurred by NGAM Distribution in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class B and Class C Plans, each Fund pays (or paid) NGAM Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class B and Class C shares, as compensation for services provided by NGAM Distribution in providing personal services to investors in Class B and Class C shares and/or the maintenance of shareholder accounts.

Also under the Class B and Class C Plans, each Fund pays (or paid) NGAM Distribution a monthly distribution fee at an annual rate of 0.75% of the average daily net assets attributable to the Funds’ Class B and Class C shares, as compensation for services provided by NGAM Distribution in connection with the marketing or sale of Class B and Class C shares.

Under the Admin Class Plans, each Fund pays NGAM Distribution a monthly distribution fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Funds’ Admin Class shares, as compensation for services provided by NGAM Distribution in connection with the marketing or sale of Admin Class shares or for payments made by NGAM Distribution to securities dealers or other financial intermediaries as commissions, asset-based sales charges or other compensation with respect to the sale of Admin Class shares, or for providing personal services to investors and/or the maintenance of shareholder accounts.

In addition, the Admin Class shares of the Funds may pay NGAM Distribution an administrative service fee, at an annual rate not to exceed 0.25% of the average daily net assets attributable to Admin Class shares. These fees are subsequently paid to securities dealers or financial intermediaries for providing personal services and/or account maintenance for their customers who hold such shares.

For the year ended September 30, 2016, the service and distribution fees for each Fund were as follows:

	Service Fees				Distribution Fees
Fund	Class A	Class B	Class C	Admin Class	Class B	Class C	Admin Class
Investment Grade Bond Fund	$3,382,403	$68	$2,724,685	$84,257	$203	$8,174,055	$95,332
Strategic Income Fund	6,941,287	447	9,358,640	338,024	1,343	28,075,920	349,704

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Notes to Financial Statements (continued)

September 30, 2016

For the year ended September 30, 2016, NGAM Distribution refunded Investment Grade Bond Fund $11,074 and Strategic Income Fund $11,679 of prior year Admin Class service fees paid to NGAM Distribution in excess of amounts subsequently paid to securities dealers or financial intermediaries. Service and distribution fees on the Statements of Operations have been reduced by these amounts.

c.  Administrative Fees.  NGAM Advisors, L.P. (“NGAM Advisors”) provides certain administrative services for the Funds and contracts with State Street Bank to serve as sub-administrator. NGAM Advisors is a wholly-owned subsidiary of Natixis US. Pursuant to an agreement among Natixis Funds Trusts, Loomis Sayles Funds Trusts and NGAM Advisors, each Fund pays NGAM Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts and Loomis Sayles Funds Trusts, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion, 0.0350% of the next $30 billion and 0.0325% of such assets in excess of $90 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts and Loomis Sayles Funds Trusts of $10 million, which is reevaluated on an annual basis.

For the year ended September 30, 2016, the administrative fees for each Fund were as follows:

Fund	Administrative Fees
Investment Grade Bond Fund	$3,383,108
Strategic Income Fund	5,501,308

d.  Sub-Transfer Agent Fees.  NGAM Distribution has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Funds and has agreed to compensate the intermediaries for providing those services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. These services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly at the Funds’ transfer agent. Accordingly, the Funds have agreed to reimburse NGAM Distribution for all or a portion of the servicing fees paid to these intermediaries. The reimbursement amounts (sub-transfer agent fees) paid to NGAM Distribution are subject to a current per-account equivalent fee limit approved by the Funds’ Board of Trustees, which is based on fees for similar services paid to the Funds’ transfer agent and other service providers. Class N shares do not bear such expenses.

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Notes to Financial Statements (continued)

September 30, 2016

For the year ended September 30, 2016, the sub-transfer agent fees (which are reflected in transfer agent fees and expenses in the Statements of Operations) for each Fund were as follows:

Fund	Sub-Transfer Agent Fees
Investment Grade Bond Fund	$9,560,072
Strategic Income Fund	9,411,626

As of September 30, 2016, the Funds owe NGAM Distribution the following reimbursements for sub-transfer agent fees (which are reflected in the Statements of Assets and Liabilities as payable to distributor):

Fund	Reimbursements of Sub-Transfer Agent Fees
Investment Grade Bond Fund	$101,623
Strategic Income Fund	105,500

Sub-transfer agent fees attributable to Class A, Class B, Class C, Class Y, and Admin Class are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes.

e.  Commissions.  Commissions (including CDSCs) on Fund shares retained by NGAM Distribution during the year ended September 30, 2016, were as follows:

Fund	Commissions
Investment Grade Bond Fund	$127,151
Strategic Income Fund	348,562

f.  Trustees Fees and Expenses.  The Trust does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of NGAM Advisors, NGAM Distribution, Natixis US or their affiliates. The Chairperson of the Board of Trustees receives a retainer fee at the annual rate of $325,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $155,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, the chairperson of the Contract Review Committee and the chairperson of the Audit Committee each receive an additional retainer fee at the annual rate of $17,500. The chairperson of the Governance Committee receives an additional retainer fee at the annual rate of $10,000. Each Contract Review Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each

85  |

Notes to Financial Statements (continued)

September 30, 2016

meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts and Loomis Sayles Funds Trusts based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Prior to January 1, 2016, the Chairperson of the Board received a retainer fee at the annual rate of $300,000 and each Independent Trustee (other than the Chairperson) received, in the aggregate, a retainer fee at the annual rate of $130,000. The chairperson of the Governance Committee received an additional retainer fee at the annual rate of $5,000. All other Trustee fees remained unchanged.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s al account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts and Loomis Sayles Funds Trusts as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts and Loomis Sayles Funds Trusts, and are normally reflected as Trustees’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees in the Statements of Assets and Liabilities.

g.  Affiliated Ownership.  As of September 30, 2016, Loomis Sayles Employees’ Profit Sharing Retirement Plan held shares of Investment Grade Bond Fund representing 0.11% of the Fund’s net assets.

Investment activities of affiliated shareholders could have material impacts on the Fund.

h.  Reimbursement of Transfer Agent Fees and Expenses.  NGAM Advisors had given a binding contractual undertaking to Investment Grade Bond Fund to reimburse any and all transfer agency expenses for the Fund’s Class N shares. This undertaking was in effect through January 31, 2016 and is not subject to recovery under the expense limitation agreement described above.

For the period October 1, 2015 through January 31, 2016, NGAM Advisors reimbursed the Fund $182 for transfer agency expenses related to Class N shares.

i.  Interfund Transactions.  A Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended September 30, 2016,

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Notes to Financial Statements (continued)

September 30, 2016

Investment Grade Bond Fund purchased securities from an affiliated fund in compliance with Rule 17a-7 of the 1940 Act in the amount of $22,783,031.

j.  Payment by Affiliates.  For the year ended September 30, 2016, Loomis Sayles reimbursed Strategic Income Fund $5,861 in connection with a trading error.

6.  Class-Specific Transfer Agent Fees and Expenses.  For the year ended September 30, 2016, the Funds incurred the following class-specific transfer agent fees and expenses (including sub-transfer agent fees, where applicable):

	Transfer Agent Fees and Expenses
Fund	Class A	Class B	Class C	Class N	Class Y	Admin Class
Investment Grade Bond Fund	$1,756,419	$35	$1,412,152	$595	$6,711,330	$49,362
Strategic Income Fund	2,266,734	140	3,057,890	1,514	4,657,585	114,267

Transfer agent fees and expenses attributable to Class A, Class B, Class C, Class Y and Admin Class are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes. Transfer agent fees and expenses attributable to Class N are allocated to Class N.

7.  Line of Credit.  Effective April 14, 2016, the Fund, together with certain other funds of Natixis Funds Trusts and Loomis Sayles Funds Trusts, entered into a 364-day, $400,000,000 syndicated, committed, unsecured line of credit with Citibank, N.A. to be used for temporary or emergency purposes only. Any one Fund may borrow up to the full $400,000,000 under the line of credit (as long as all borrowings by all Funds in the aggregate do not exceed the $400,000,000 limit at any time) subject to each Fund’s investment restrictions. Interest is charged to the Funds at a rate equal to the greater of the eurodollar or the federal funds rate plus 1.00%. In addition, a commitment fee of 0.10% per annum, payable on the last business day of each month, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit. The Funds paid an arrangement fee, an upfront fee, and other fees in connection with the new line of credit agreement, which are being amortized over a period of 364 days and are reflected as miscellaneous expenses on the Statements of Operations. The unamortized balance is reflected as prepaid expenses on the Statements of Assets and Liabilities.

Prior to April 14, 2016 each Fund, together with certain other funds of Natixis Funds Trusts and Loomis Sayles Funds Trusts, participated in a $150,000,000 committed unsecured line of credit provided by State Street Bank. Any one Fund was able to borrow up to the full $150,000,000 under the line of credit (as long as all borrowings by all Funds in the aggregate do not exceed the $150,000,000 limit at any time). Interest

87  |

Notes to Financial Statements (continued)

September 30, 2016

was charged to each participating Fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 1.25%. In addition, a commitment fee of 0.15% per annum, payable at the end of each calendar quarter, was accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

For the year ended September 30, 2016, none of the Funds had borrowings under these agreements.

8.  Concentration of Risk.  Each Fund’s investments in foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Greater political, economic, credit and information risks are also associated with foreign securities.

9.  Concentration of Ownership.  From time to time, a Fund may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of such accounts could have material impacts on the Fund. As of September 30, 2016, based on management’s evaluation of the shareholder account base, the Fund had accounts representing controlling ownership of more than 5% of the Fund’s total outstanding shares. The number of such accounts, based on accounts that represent more than 5% of an individual class of shares, and the aggregate percentage of net assets represented by such holdings were as follows:

Fund	Number of 5% Account Holders	Percentage of Ownership
Investment Grade Bond Fund	1	16.52%

Omnibus shareholder accounts for which NGAM Advisors understands that the intermediary has discretion over the underlying shareholder accounts or investment models where a shareholder account may be invested for a non-discretionary customer are included in the table above. For other omnibus accounts, the Fund does not have information on the individual shareholder accounts underlying the omnibus accounts; therefore, there could be other 5% shareholders in addition to those disclosed in the table above.

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Notes to Financial Statements (continued)

September 30, 2016

10.  Capital Shares.  Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Year Ended September 30, 2016		Year Ended September 30, 2015
Investment Grade Bond Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	20,129,865	$224,279,164	50,766,517	$600,413,342
Issued in connection with the reinvestment of distributions	3,582,279	39,417,631	5,370,833	63,307,123
Redeemed	(72,797,944)	(812,934,629)	(69,121,484)	(805,049,363)

Net change	(49,085,800)	$(549,237,834)	(12,984,134)	$(141,328,898)

Class B(a)
Issued from the sale of shares	12	$127	2,376	$27,982
Issued in connection with the reinvestment of distributions	132	1,428	6,685	78,892
Redeemed	(12,496)	(135,947)	(430,116)	(5,024,441)

Net change	(12,352)	$(134,392)	(421,055)	$(4,917,567)

Class C
Issued from the sale of shares	6,745,192	$73,849,989	12,852,371	$151,180,866
Issued in connection with the reinvestment of distributions	1,779,107	19,337,565	2,611,403	30,561,859
Redeemed	(32,161,581)	(355,433,705)	(31,658,857)	(365,540,475)

Net change	(23,637,282)	$(262,246,151)	(16,195,083)	$(183,797,750)

Class N
Issued from the sale of shares	3,512,436	$39,581,827	1,864,131	$22,024,796
Issued in connection with the reinvestment of distributions	112,583	1,242,105	46,286	540,713
Redeemed	(1,505,453)	(16,963,552)	(446,650)	(5,162,629)

Net change	2,119,566	$23,860,380	1,463,767	$17,402,880

Class Y
Issued from the sale of shares	103,353,597	$1,157,935,836	185,813,381	$2,194,472,200
Issued in connection with the reinvestment of distributions	16,305,396	179,657,088	22,378,908	263,725,134
Redeemed	(272,637,548)	(3,024,227,049)	(231,275,254)	(2,685,801,589)

Net change	(152,978,555)	$(1,686,634,125)	(23,082,965)	$(227,604,255)

Admin Class
Issued from the sale of shares	1,369,518	$15,254,126	2,406,562	$28,067,886
Issued in connection with the reinvestment of distributions	53,619	588,562	43,693	512,939
Redeemed	(1,741,799)	(19,519,799)	(1,195,940)	(13,980,365)

Net change	(318,662)	$(3,677,111)	1,254,315	$14,600,460

Increase (decrease) from capital share transactions	(223,913,085)	$(2,478,069,233)	(49,965,155)	$(525,645,130)

(a)	On January 11, 2016, Class B shares were converted into Class A shares. See Note 1 of Notes to Financial Statements.

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Notes to Financial Statements (continued)

September 30, 2016

10.  Capital Shares (continued).

	Year Ended September 30, 2016		Year Ended September 30, 2015
Strategic Income Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	23,003,978	$322,739,399	55,230,250	$895,787,000
Issued in connection with the reinvestment of distributions	13,635,011	187,725,106	12,108,946	193,880,215
Redeemed	(91,244,683)	(1,291,828,314)	(104,911,251)	(1,667,771,545)

Net change	(54,605,694)	$(781,363,809)	(37,572,055)	$(578,104,330)

Class B(a)
Issued from the sale of shares	2	$26	13,353	$217,477
Issued in connection with the reinvestment of distributions	2,043	28,399	34,044	554,036
Redeemed	(67,108)	(965,088)	(1,803,775)	(29,572,377)

Net change	(65,063)	$(936,663)	(1,756,378)	$(28,800,864)

Class C
Issued from the sale of shares	14,640,095	$205,621,637	28,023,664	$458,267,601
Issued in connection with the reinvestment of distributions	12,554,510	173,747,924	9,349,838	150,703,635
Redeemed	(85,523,361)	(1,219,267,539)	(67,101,029)	(1,075,601,545)

Net change	(58,328,756)	$(839,897,978)	(29,727,527)	$(466,630,309)

Class N
Issued from the sale of shares	5,321,977	$77,302,805	3,222,100	$51,850,092
Issued in connection with the reinvestment of distributions	653,923	9,006,073	254,881	4,061,246
Redeemed	(2,757,797)	(38,915,311)	(1,251,091)	(19,905,109)

Net change	3,218,103	$47,393,567	2,225,890	$36,006,229

Class Y
Issued from the sale of shares	97,346,155	$1,362,714,589	147,913,821	$2,394,839,842
Issued in connection with the reinvestment of distributions	26,448,453	364,282,467	23,049,791	368,639,532
Redeemed	(237,195,829)	(3,355,009,041)	(215,997,923)	(3,425,312,747)

Net change	(113,401,221)	$(1,628,011,985)	(45,034,311)	$(661,833,373)

Admin Class
Issued from the sale of shares	1,775,529	$24,914,406	2,751,269	$44,257,130
Issued in connection with the reinvestment of distributions	664,366	9,114,286	426,236	6,794,161
Redeemed	(2,336,993)	(32,857,996)	(1,850,865)	(29,378,191)

Net change	102,902	$1,170,696	1,326,640	$21,673,100

Increase (decrease) from capital share transactions	(223,079,729)	$(3,201,646,172)	(110,537,741)	$(1,677,689,547)

(a)	On January 11, 2016, Class B shares were converted into Class A shares. See Note 1 of Notes to Financial Statements.

|  90

Report of Independent Registered Public Accounting Firm

To the Trustees of Loomis Sayles Funds Trust II and Shareholders of Loomis Sayles Strategic Income Fund and Loomis Sayles Investment Grade Bond Fund:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Loomis Sayles Strategic Income Fund and Loomis Sayles Investment Grade Bond Fund, each a series of Loomis Sayles Funds Trust II (collectively, the “Funds”) at September 30, 2016, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2016 by correspondence with the custodian, agent banks and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Boston, Massachusetts

November 21, 2016

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2016 U.S. Tax Distribution Information to Shareholders (Unaudited)

Corporate Dividends Received Deduction.  For the fiscal year ended September 30, 2016, a percentage of dividends distributed by the Funds listed below qualify for the dividends received deduction for corporate shareholders. These percentages are as follows:

Fund	Qualifying Percentage
Investment Grade Bond	8.49%
Strategic Income	21.56%

Capital Gains Distributions.  Pursuant to Internal Revenue Section 852(b), the following Funds paid distributions, which have been designated as capital gains distributions for the fiscal year ended September 30, 2016, unless subsequently determined to be different.

Fund	Amount
Investment Grade Bond	$104,873,569
Strategic Income	732,379,107

Qualified Dividend Income.  For the fiscal year ended September 30, 2016, the Funds below will designate up to the maximum amount allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. If the Funds pay a distribution during calendar year 2016, complete information will be reported in conjunction with Form 1099-DIV.

Fund
Investment Grade Bond
Strategic Income

|  92

Trustee and Officer Information

The tables below provide certain information regarding the trustees and officers of Loomis Sayles Funds II (the “Trust”). Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116. The Funds’ Statement of Additional Information includes additional information about the trustees of the Trust and are available by calling Natixis Funds at 800-225-5478.

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES

Kenneth A. Drucker (1945)	Trustee since 2008 Chairperson of the Audit Committee and Governance Committee Member	Retired	44 None	Significant experience on the Board and on the boards of other business organizations (including at investment companies); executive experience (including as treasurer of an aerospace, automotive, and metal manufacturing corporation)

Edmond J. English (1953)	Trustee since 2013 Audit Committee Member	Chief Executive Officer of Bob’s Discount Furniture (retail)	44 Director, Burlington Stores, Inc. (retail); Formerly, Director, BJ’s Wholesale Club (retail)	Experience on the Board and significant experience on the boards of other business organizations (including retail companies and a bank); executive experience (including at a retail company)

93  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Richard A. Goglia (1951)	Trustee since 2015 Audit Committee Member	Retired; formerly Vice President and Treasurer of Raytheon Company (defense)	44 None	Experience on the Board and executive experience (including his role as vice president and treasurer of a defense company and experience at a financial services company)

Wendell J. Knox (1948)	Trustee since 2009 Contract Review Committee Member and Governance Committee Member	Director of Abt Associates Inc. (research and consulting)	44 Director, Eastern Bank (bank); Director, The Hanover Insurance Group (property and casualty insurance)	Significant experience on the Board and on the boards of other business organizations (including at a bank and at a property and casualty insurance firm); executive experience (including roles as president and chief executive officer of a research and consulting company)

|  94

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Martin T. Meehan (1956)	Trustee since 2012 Contract Review Committee Member	President, University of Massachusetts; formerly, Chancellor and faculty member, University of Massachusetts Lowell	44 None	Experience on the Board and on the boards of other business organizations; experience as President of the University of Massachusetts; government experience (including as a member of the U.S. House of Representatives); academic experience

Sandra O. Moose (1942)	Chairperson of the Board of Trustees since November 2005 Trustee since 2003 Ex Officio member of the Audit Committee, the Contract Review Committee and the Governance Committee	President, Strategic Advisory Services (management consulting)	44 Formerly, Director, AES Corporation (international power company); formerly, Director, Verizon Communications (telecommunications company)	Significant experience on the Board and on the boards of other business organizations (including at a telecommunications company, an international power company and a specialty chemicals corporation); executive experience (including at a management consulting company)

95  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

James P. Palermo (1955)	Trustee since 2016 Contract Review Committee Member	Founding Partner, Breton Capital Management, LLC (private equity); formerly, Chief Executive Officer of Global Client Management of The Bank of New York Mellon Corporation	44 None	Experience on the Board; financial services industry and executive experience (including roles as chief executive officer of client management and asset servicing for a banking and financial services company)

Erik R. Sirri (1958)	Trustee since 2009 Audit Committee Member	Professor of Finance at Babson College	44 None	Significant experience on the Board; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist

Peter J. Smail (1952)	Trustee since 2009 Chairperson of the Contract Review Committee and Governance Committee Member	Retired	44 None	Significant experience on the Board; mutual fund industry and executive experience (including roles as president and chief executive officer for an investment adviser)

|  96

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Cynthia L. Walker (1956)	Trustee since 2005 Chairperson of the Governance Committee and Contract Review Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine	44 None	Significant experience on the Board; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

INTERESTED TRUSTEES

Kevin P. Charleston[3] (1965) One Financial Center Boston, MA 02111	Trustee since 2015	President, Chief Executive Officer and Director; formerly, Chief Financial Officer, Loomis, Sayles & Company, L.P.	44 None	Experience on the Board; continuing service as President, Chief Executive Officer and Director of Loomis, Sayles & Company, L.P.

David L. Giunta[4] (1965)	Trustee since 2011 President since 2008 and Chief Executive Officer since 2015	President and Chief Executive Officer, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.	44 None	Significant experience on the Board; continuing experience as President and Chief Executive Officer of NGAM Advisors, L.P.

John T. Hailer[5] (1960)	Trustee since 2003	President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.	44 None	Significant experience on the Board; continuing experience as President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.

[1]

Each trustee serves until retirement, resignation or removal from the Board. The current retirement age is 75. The position of Chairperson of the Board is appointed for a three-year term. Ms. Moose was appointed to serve an additional three-year term as the Chairperson of the Board on December 13, 2013.

97  |

Trustee and Officer Information

[2]

The trustees of the Trust serve as trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (collectively, the “Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (collectively, the “Loomis Sayles Funds Trusts”) and Natixis ETF Trust (collectively, the “Fund Complex”).

[3]

Mr. Charleston is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President and Chief Executive Officer of Loomis, Sayles & Company, L.P.

[4]

Mr. Giunta is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President and Chief Executive Officer of NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

[5]

Mr. Hailer is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.

|  98

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust(s)	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years[2]

OFFICERS OF THE TRUST

Daniel J. Fuss (1933) One Financial Center Boston, MA 02111	Executive Vice President	Since June 2003	Vice Chairman and Director, Loomis, Sayles & Company, L.P.

Russell L. Kane (1969)	Secretary, Clerk and Chief Legal Officer	Since July 2016	Executive Vice President, General Counsel, Secretary and Clerk, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.; formerly, Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since October 2004	Senior Vice President, NGAM Advisors, L.P. and NGAM Distribution, L.P.

Rosa Licea-Mailloux (1976)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Since July 2016	Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.; formerly, Associate General Counsel, NGAM Distribution, L.P.

[1]

Each officer of the Trust serves for an indefinite term in accordance with the Trust’s current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]

Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Mr. Fuss is not an officer of the Natixis Funds Trusts. Previous positions during the past five years with NGAM Distribution, L.P., NGAM Advisors, L.P. or Loomis, Sayles & Company, L.P. are omitted, if not materially different from a trustee’s or officer’s current position with such entity.

99  |

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer and persons performing similar functions. There have been no amendments or waivers of the Registrant’s code of ethics during the period.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has established an audit committee. Mr. Kenneth A. Drucker, Mr. Edmond J. English, Mr. Richard A. Goglia, and Mr. Erik R. Sirri are members of the audit committee and have been designated as “audit committee financial experts” by the Board of Trustees. Each of these individuals is also an Independent Trustee of the Registrant.

Item 4. Principal Accountant Fees and Services.

Fees billed by the Principal Accountant for services rendered to the Registrant.

The table below sets forth fees billed by the principal accountant, PricewaterhouseCoopers LLP, for the past two fiscal years for professional services rendered in connection with a) the audit of the Registrant’s annual financial statements and services provided in connection with regulatory filings; b) audit-related services (including services that are reasonably related to the performance of the audit of the Registrant’s financial statements and but not reported under “Audit Fees”); c) tax compliance, tax advice and tax planning and d) all other fees billed for professional services rendered by the principal accountant to the Registrant, other than the services reported as a part of (a) through (c) of this Item.

	Audit fees		Audit-related fees[1]		Tax fees[2]		All other fees[3]
	10/1/14- 9/30/15	10/1/15- 9/30/16	10/1/14- 9/30/15	10/1/15- 9/30/16	10/1/14- 9/30/15	10/1/15- 9/30/16	10/1/14- 9/30/15	10/1/15- 9/30/16
Loomis Sayles Funds II	$364,796	$377,341	$4,574	$4,498	$130,087	$80,572	$—	$—

1.	Audit-related fees consist of:

2015 & 2016 – performance of agreed-upon procedures related to the Registrant’s deferred compensation plan.

2.	Tax fees consist of:

2015 & 2016 – review of Registrant’s tax returns, tax consulting services and review of liquidating fund distributions.

Aggregate fees billed to the Registrant for non-audit services during 2015 and 2016 were $134,662 and $85,070, respectively.

Fees billed by the Principal Accountant for services rendered to the Adviser and Control Affiliates.

The following table sets forth the fees billed by the Registrant’s principal accountant for non-audit services rendered to Loomis, Sayles & Company, L.P. and entities controlling, controlled by or under common control with Loomis, Sayles & Company, L.P. Registrant (“Control Affiliates”) that provide ongoing services to the Registrant, for engagements that related directly to the operations and financial reporting of the Registrant for the last two fiscal years.

	Audit-related fees		Tax fees		All other fees
	10/1/14- 9/30/15	10/1/15- 9/30/16	10/1/14- 9/30/15	10/1/15- 9/30/16	10/1/14- 9/30/15	10/1/15- 9/30/16
Control Affiliates	$—	$—	$—	$—	$—	$—

The following table sets forth the aggregate fees billed by the Registrant’s principal accountant for non-audit services rendered to Loomis, Sayles & Company, L.P. and Control Affiliates that provide ongoing services to the Registrant, for the last two fiscal years, including the fees disclosed in the table above.

	Aggregate Non-Audit Fees
	10/1/14-9/30/15	10/1/15-9/30/16
Control Affiliates	$50,066	$119,120

None of the services described above were approved pursuant to (c)(7)(i)(C) of Regulation S-X.

Audit Committee Pre Approval Policies.

Annually, the Registrant’s Audit Committee reviews the audit, audit-related, tax and other non-audit services together with the projected fees, for services proposed to be rendered to the Trust and/or other entities for which pre-approval is required during the upcoming year. Any subsequent revisions to already pre-approved services or fees (including fee increases) and requests for pre-approval of new services would be presented for consideration quarterly as needed.

If, in the opinion of management, a proposed engagement by the Registrant’s independent accountants needs to commence before the next regularly scheduled Audit Committee meeting, any member of the Audit Committee who is an independent Board member is authorized to pre-approve the engagement, but only for engagements to provide audit, audit related and tax services. This approval is subject to review of the full Audit Committee at its next quarterly meeting. All other engagements require the approval of all the members of the Audit Committee.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included as part of the Report to Shareholders filed as Item 1 herewith.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Securities Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal quarter of the period covered by the report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)	(1)	Code of Ethics required by Item 2 hereof, filed herewith as Exhibit (a)(1).

(a)	(2)	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)), filed herewith as Exhibits (a)(2)(1) and (a)(2)(2), respectively.

(a)	(3)	Not applicable.

(b)		Certification of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of Sarbanes-Oxley Act of 2002 are filed herewith as Exhibit (b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Loomis Sayles Funds II

By:	/s/ David L. Giunta

Name:	David L. Giunta
Title:	President and Chief Executive Officer
Date:	November 21, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ David L. Giunta

Name:	David L. Giunta
Title:	President and Chief Executive Officer
Date:	November 21, 2016

By:	/s/ Michael C. Kardok

Name:	Michael C. Kardok
Title:	Treasurer
Date:	November 21, 2016